   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2002


                                                              FILE NOs. 33-61810
                                                                        811-7674
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
                            ------------------------
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      POST-EFFECTIVE AMENDMENT NO. 23  [X]


                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                             AMENDMENT NO. 24   [X]


                            ------------------------


                     THE DIVERSIFIED INVESTORS FUNDS GROUP

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (914) 697-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             ROBERT F. COLBY, ESQ.
                     DIVERSIFIED INVESTMENT ADVISORS, INC.
                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             ROGER P. JOSEPH, ESQ.
                                BINGHAM DANA LLP
                               150 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110


     It is proposed that this filing will become effective on May 1, 2002 pursuant to paragraph (a) of Rule 485.


    Diversified Investors Portfolios has also executed this registration statement.



                            -----------------------------

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

Prospectus

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                     Diversified Investment Advisors, Inc.,
                               investment adviser

MONEY MARKET FUND
Diversified Investors Money Market Fund

BOND FUNDS
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Diversified Investors Core Bond Fund
Diversified Investors High-Yield Bond Fund

BALANCED FUND
Diversified Investors Balanced Fund

STOCK FUNDS
Diversified Investors Stock Index Fund
Diversified Investors Value & Income Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Mid-Cap Value Fund
Diversified Investors Small-Cap Value Fund
Diversified Investors Mid-Cap Growth Fund
Diversified Investors Small-Cap Growth Fund
Diversified Investors Special Equity Fund
Diversified Investors Aggressive Equity Fund
Diversified Investors International Equity Fund

STRATEGIC ALLOCATION FUNDS
Short Horizon Strategic Allocation Fund
Short/Intermediate Horizon Strategic Allocation Fund
Intermediate Horizon Strategic Allocation Fund
Intermediate/Long Horizon Strategic Allocation Fund
Long Horizon Strategic Allocation Fund

The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in a
Strategic Allocation Fund. The Strategic Allocation Funds invest in combinations of the other Funds determined by Diversified Investment Advisors. No Fund, by itself, is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this prospectus, and any representation to the contrary
                             is a criminal offense.

May 1, 2002

                     (This page intentionally left blank.)

TABLE OF CONTENTS


The Funds at a Glance.......................................  2
     Money Market Fund......................................  2
     Bond Funds.............................................  5
     Balanced Fund..........................................  13
     Stock Funds............................................  17
     Strategic Allocation Funds.............................  34
Shareholder Services........................................  44
     How to Reach the Funds.................................  44
     How to Purchase Shares.................................  44
     How the Price of Your Shares is Calculated.............  45
     How to Sell Shares.....................................  45
     Shareholder Services and Policies......................  46
Dividends and Distributions.................................  47
Tax Matters.................................................  47
Management..................................................  48
More About the Funds........................................  53
     Money Market Fund......................................  54
     Bond Funds.............................................  55
     Balanced Fund..........................................  57
     Stock Funds............................................  58
     Strategic Allocation Funds.............................  61
     Risks..................................................  62
General Information.........................................  66
Additional Performance Information..........................  66
Financial Highlights........................................  72
Appendix A -- Strategic Allocation Funds....................  A-1
Appendix B -- Instructions for Purchases and Sales from the
  Distributor...............................................  B-1

THE FUNDS AT A GLANCE
                                                               MONEY MARKET FUND

DIVERSIFIED INVESTORS MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments.

     - The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     - If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital. Because the Fund emphasizes stability, it may be an appropriate component of a savings plan.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.


     -  The bar chart shows changes in the Fund's performance from year to year.


     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL RETURN
(per calendar year)
1994-2001
[Diversified Investors Money Market Fund Bar Chart]

                                                                           MONEY MARKET FUND
                                                                           -----------------
1994                                                                             3.45
1995                                                                             5.50
1996                                                                             4.87
1997                                                                             4.98
1998                                                                             4.91
1999                                                                             4.66
2000                                                                             6.00
2001                                                                             3.47


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             1.78%             June 30, 1995
-----------------------------------------------------------------
      Lowest              0.43%           December 31, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year          January 1, 1994
-----------------------------------------------------------------------------------
 Money Market Fund           3.47%                4.80%                4.73%
-----------------------------------------------------------------------------------
   Salomon Bros.
   3-Month T-Bill
       Index                 4.09%                5.01%                5.03%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE MONEY MARKET FUND.



    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                   None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                               None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
    --------------------------------------------------------------------------------
     Redemption Fee                                                     None
    --------------------------------------------------------------------------------
     Exchange Fee                                                       None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                       .25%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                          .25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
          Administrative Services Fee                                      %
    --------------------------------------------------------------------------------
          Miscellaneous Expenses                                           %
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                                  %
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                            %
    --------------------------------------------------------------------------------
     NET EXPENSES                                                          %
    --------------------------------------------------------------------------------


   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

   (2) On       , the Adviser contractually agreed to reimburse certain of the
       Fund's expenses for a period of 10 years.


EXAMPLE

This example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------
     1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------
        $                 $                 $                 $
-----------------------------------------------------------------------

                                                                      BOND FUNDS

DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND
DIVERSIFIED INVESTORS INTERMEDIATE GOVERNMENT BOND FUND
DIVERSIFIED INVESTORS CORE BOND FUND
DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

HIGH QUALITY BOND FUND              The Fund's goal is to provide a high
                                    risk-adjusted return while focusing on the preservation of capital.

INTERMEDIATE GOVERNMENT BOND FUND   The Fund's goal is to provide as high a
                                    level of current income as is consistent with the preservation of capital.

CORE BOND FUND                      The Fund's goal is to achieve maximum total
                                    return.

HIGH-YIELD BOND FUND                The Fund's goal is to provide a high level
                                    of current income.

MAIN INVESTMENT STRATEGIES

HIGH QUALITY BOND FUND


The High Quality Bond Fund invests primarily in a diverse portfolio of high quality bonds and other debt securities with short and intermediate maturities. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.



The Fund considers securities rated BBB or better by Standard & Poor's or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality), at the time the securities are purchased, to be high quality.


The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances.

INTERMEDIATE GOVERNMENT BOND FUND


The Intermediate Government Bond Fund invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 80% of its net assets in government bonds and related investments.


The Fund's dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

CORE BOND FUND


The Core Bond Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). The Fund also invests in securities of foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.



Investment grade debt securities carry, at the time the securities are purchased, a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.



The Fund's dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances.

HIGH-YIELD BOND FUND


The High-Yield Bond Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.


The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

ALL BOND FUNDS

Each of the Bond Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of securities held by the High-Yield Bond Fund may be quite volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - PORTFOLIO SELECTION. The advisers of the Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Fund may lose money, or their investment in a Fund may not do as well as investments in other fixed income funds.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income (or, for the Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). Consider the HIGH QUALITY BOND FUND if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the INTERMEDIATE GOVERNMENT BOND FUND if you are seeking a higher yield than a money market fund and more price stability than a lower quality or longer-term bond fund. This Fund offers an added measure of protection against credit risk with its focus on U.S. government securities. Consider the CORE BOND FUND if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH-YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

HIGH QUALITY BOND FUND

TOTAL RETURN
(per calendar year)

1995-2001

[HIGH QUALITY BOND FUND BAR CHART]

                                                                        HIGH QUALITY BOND FUND
                                                                        ----------------------
1995                                                                             11.85
1996                                                                              4.51
1997                                                                              5.11
1998                                                                              6.08
1999                                                                              2.62
2000                                                                              7.77
2001                                                                              7.62


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.31%           September 30, 2001
-----------------------------------------------------------------
      Lowest              0.23%           December 31, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
 High Quality Bond
        Fund                 7.62%                5.83%                6.13%
-----------------------------------------------------------------------------------
   Merrill Lynch
      1-3 Year
      Treasury
       Index                 8.30%                6.59%                6.63%
-----------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND FUND

TOTAL RETURN
(per calendar year)

1997-2001

[INTERMEDIATE GOVERNMENT BOND FUND CHART]

                                                                   INTERMEDIATE GOVERNMENT BOND FUND
                                                                   ---------------------------------
1997                                                                             6.88
1998                                                                             6.47
1999                                                                             0.99
2000                                                                             8.70
2001                                                                             6.23


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.61%           September 30, 2001
-----------------------------------------------------------------
      Lowest              0.43%           December 31, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------
                                                       Since
                                                     Inception
                                                    February 22,
                         1 Year         5 Year          1996
-----------------------------------------------------------------
    Intermediate
Government Bond Fund      6.23%          5.82%          5.69%
-----------------------------------------------------------------
    Lehman Bros.
    Intermediate
     Gov. Bond
       Index              8.42%          7.06%          6.79%
-----------------------------------------------------------------

CORE BOND FUND

TOTAL RETURN
(per calendar year)

1995-2001

[CORE BOND FUND BAR CHART]

                                                                            CORE BOND FUND
                                                                            --------------
1995                                                                             20.30
1996                                                                              2.74
1997                                                                              8.14
1998                                                                              7.13
1999                                                                             -1.43
2000                                                                              9.54
2001                                                                              6.33

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             8.16%             June 30, 1995
-----------------------------------------------------------------
      Lowest             -2.43%             March 31, 1996
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
   Core Bond Fund            6.33%                5.87%                7.00%
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index              8.44%                7.43%                7.94%
-----------------------------------------------------------------------------------

HIGH-YIELD BOND FUND

TOTAL RETURN
(per calendar year)

1997-2001

[HIGH YIELD BOND FUND BAR CHART]

                                                                         HIGH-YIELD BOND FUND
                                                                         --------------------
1997                                                                             12.28
1998                                                                              2.20
1999                                                                              0.04
2000                                                                             -4.44
2001                                                                              4.56


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             6.66%           December 31, 2001
-----------------------------------------------------------------
      Lowest             -4.76%           September 30, 1998
-----------------------------------------------------------------



-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------
                                                       Since
                                                     Inception
                                                    January 30,
                         1 Year         5 Year          1996
-----------------------------------------------------------------
High-Yield Bond Fund      4.56%          2.78%          3.78%
-----------------------------------------------------------------
  CSFB Global High
    Yield Index           5.78%          3.24%          4.45%
-----------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BOND FUNDS.


    -----------------------------------------------------------------------------------------------------------------------
                                                                   INTERMEDIATE
          SHAREHOLDER FEES (FEES PAID          HIGH QUALITY         GOVERNMENT             CORE             HIGH-YIELD
        DIRECTLY FROM YOUR INVESTMENT)           BOND FUND           BOND FUND           BOND FUND           BOND FUND
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases                                     None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)          None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                          None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Redemption Fee                                None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Exchange Fee                                  None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets(1)
    -----------------------------------------------------------------------------------------------------------------------
     Advisory Fee                                  .35%                .35%                .35%                .55%
    -----------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                     .25%                .25%                .25%                .25%
    -----------------------------------------------------------------------------------------------------------------------
     Other Expenses
    -----------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee                 %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                      %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES                               %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(2)                                 %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                     %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

   (2) On       , the Adviser contractually agreed to reimburse certain of the
       Funds' expenses for a period of 10 years.


EXAMPLE

This example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------
                                                   INTERMEDIATE
                            HIGH QUALITY            GOVERNMENT                CORE                HIGH-YIELD
                             BOND FUND              BOND FUND              BOND FUND              BOND FUND
------------------------------------------------------------------------------------------------------------------
        1 year                   $                      $                      $                      $
------------------------------------------------------------------------------------------------------------------
       3 years                   $                      $                      $                      $
------------------------------------------------------------------------------------------------------------------
       5 years                   $                      $                      $                      $
------------------------------------------------------------------------------------------------------------------
       10 years                  $                      $                      $                      $
------------------------------------------------------------------------------------------------------------------


                                                                   BALANCED FUND

DIVERSIFIED INVESTORS BALANCED FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BALANCED FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

MAIN INVESTMENT STRATEGIES

The Fund invests in a managed mix of equity and debt securities of predominately U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities.

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Fund's share price to go down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     - PORTFOLIO SELECTION. The advisers of the Fund may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in the Fund may lose money or their investment in the Fund may not do as well as investments in other balanced funds.

     - DERIVATIVES. The Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL RETURN
(per calendar year)

1995-2001

[TOTAL RETURN BAR CHART]

                                                                             BALANCED FUND
                                                                             -------------
1995                                                                             28.47
1996                                                                             16.39
1997                                                                             18.67
1998                                                                             11.81
1999                                                                             10.97
2000                                                                             -2.80
2001                                                                             -5.82

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             10.77%          December 31, 1999
-----------------------------------------------------------------
      Lowest              -8.74%          September 30, 1998
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
   Balanced Fund             -5.82%               6.15%               10.04%
-----------------------------------------------------------------------------------
   S&P 500 Index            -11.88%              10.70%               15.51%
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index               8.44%               7.43%                7.94%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BALANCED FUND.


    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                   None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                               None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
    --------------------------------------------------------------------------------
     Redemption Fee                                                     None
    --------------------------------------------------------------------------------
     Exchange Fee                                                       None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                       .45%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                          .25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
          Administrative Services Fee                                      %
    --------------------------------------------------------------------------------
          Miscellaneous Expenses                                           %
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                                  %
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                            %
    --------------------------------------------------------------------------------
     NET EXPENSES                                                          %
    --------------------------------------------------------------------------------


   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

   (2) On       , the Adviser contractually agreed to reimburse certain of the
       Fund's expenses for a period of 10 years.


EXAMPLE

This example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------
     1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------
        $                 $                 $                 $
-----------------------------------------------------------------------

                                                                     STOCK FUNDS

DIVERSIFIED INVESTORS STOCK INDEX FUND
DIVERSIFIED INVESTORS VALUE & INCOME FUND
DIVERSIFIED INVESTORS GROWTH & INCOME FUND
DIVERSIFIED INVESTORS EQUITY GROWTH FUND
DIVERSIFIED INVESTORS MID-CAP VALUE FUND
DIVERSIFIED INVESTORS SMALL-CAP VALUE FUND
DIVERSIFIED INVESTORS MID-CAP GROWTH FUND
DIVERSIFIED INVESTORS SMALL-CAP GROWTH FUND
DIVERSIFIED INVESTORS SPECIAL EQUITY FUND
DIVERSIFIED INVESTORS AGGRESSIVE EQUITY FUND
DIVERSIFIED INVESTORS INTERNATIONAL EQUITY FUND

THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

STOCK INDEX FUND                    The Fund's goal is to match the performance
                                    of the Standard & Poor's 500 Composite Stock
                                    Price Index.

VALUE & INCOME FUND                 The Fund's goal is to provide a high level
                                    of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

GROWTH & INCOME FUND                The Fund's goal is to provide capital
                                    appreciation and current income.

EQUITY GROWTH FUND                  The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

MID-CAP VALUE FUND                  The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

SMALL-CAP VALUE FUND                The Fund's goal is to provide a high total
                                    investment return through investments in a diversified portfolio of common stock.

MID-CAP GROWTH FUND                 The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

SMALL-CAP GROWTH FUND               The Fund's goal is to provide a high total
                                    investment return through investments in a diversified portfolio of common stocks.

SPECIAL EQUITY FUND                 The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

AGGRESSIVE EQUITY FUND              The Fund's goal is to provide a high level
                                    of capital appreciation primarily through investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY FUND           The Fund's goal is to provide a high level
                                    of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES

STOCK INDEX FUND


The Stock Index Fund invests substantially all of its net assets (at least 90% under normal conditions) in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index(1) and related investments. In attempting to match the return of the S&P 500 Index, the Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. The Fund may also use various investment techniques such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities.


The Fund invests in securities through an underlying mutual fund (called a Master Portfolio or the "S&P 500 Index Master Portfolio") having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

VALUE & INCOME FUND

The Value & Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

Prior to April 5, 2000, the Fund was called Diversified Investors Equity Income Fund.

GROWTH & INCOME FUND

The Growth & Income Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

EQUITY GROWTH FUND


The Equity Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple advisers to control the volatility often associated with growth funds.



MID-CAP VALUE FUND



The Mid-Cap Value Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of mid-cap


---------------

(1) Standard & Poor's does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund's advisers. "Standard & Poor's(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

companies and related investments. The Fund emphasizes common stocks with capitalizations between $1 billion and $12 billion.



The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund may also invest in foreign securities.



SMALL-CAP VALUE FUND



The Small-Cap Value Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in the securities of mid-cap companies and related investments. The Fund invests primarily in equity securities and related investments. Companies with
market capitalizations of between $          and $          are considered
small-cap.



The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national exchanges and, to a lesser extent, stocks that are traded over-the-counter.



MID-CAP GROWTH FUND



The Mid-Cap Growth Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of mid-cap companies and related investments. The Fund emphasizes common stocks with capitalizations between $1 billion and $15 billion.



The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund may also invest in foreign securities.



SMALL-CAP GROWTH FUND



The Small-Cap Growth Fund invests primarily in common stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in the securities of mid-cap companies and related investments. The Fund invests primarily in equity securities and related investments. Companies with market capitalizations
of between $          and $          are considered small-cap.



The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national exchanges and, to a lesser extent, stocks that are traded over-the-counter.


SPECIAL EQUITY FUND


The Special Equity Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%.

AGGRESSIVE EQUITY FUND


The Aggressive Equity Fund invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%.


INTERNATIONAL EQUITY FUND


The International Equity Fund invests primarily in securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth.


ALL STOCK FUNDS

Each of the Stock Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Value & Income, Mid-Cap Value, Small-Cap Value and International Equity Funds are particularly susceptible to the risks of value investing.



     - PORTFOLIO SELECTION. The success of the Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds' investment strategy depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in one of these Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

        The success of a Fund using a value approach, such as the Value & Income and International Equity Funds, depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.


     - SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Small-Cap Value, Small-Cap Growth and Special Equity Funds are likely to be particularly susceptible to the risks of small cap companies.


     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.


     - On January 1, 2002, the countries participating in the Economic and Monetary Union adopted the Euro as their sole currency. The consequences of that conversion are currently unclear.



        The International Equity Fund may invest up to 10% of its assets in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant market turmoil.


     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PORTFOLIO TURNOVER. The Special Equity and Aggressive Equity Funds are actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. Consider the STOCK INDEX FUND if you wish to keep investment expenses low while seeking potentially high long-term returns from investments in large companies. Consider the VALUE & INCOME, MID-CAP VALUE and SMALL-CAP VALUE FUNDS if you are seeking capital appreciation with an income component to temper volatility. Consider the GROWTH & INCOME FUND if you are seeking a greater potential for capital appreciation than an income fund and less price volatility than a growth fund. Consider the EQUITY GROWTH, MID-CAP GROWTH, SMALL-CAP GROWTH, SPECIAL EQUITY, AGGRESSIVE EQUITY, and INTERNATIONAL EQUITY FUNDS if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Special Equity Fund emphasizes securities of small to medium size companies. The Aggressive Equity Fund emphasizes securities of high growth companies without regard to market capitalization. As a result, the Special Equity Fund and the Aggressive Equity Fund may be particularly volatile.


FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

STOCK INDEX FUND

TOTAL RETURN
(per calendar year)

2000 to 2001

                                     -9.78%
                                      2000

[STOCK INDEX FUND BAR CHART]


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             10.53%          December 31, 2001
-----------------------------------------------------------------
      Lowest             -14.85%          September 30, 2001
-----------------------------------------------------------------



--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           March 10, 1999
--------------------------------------------------------------
  Stock Index Fund          -12.50%              -2.08%
--------------------------------------------------------------
   S&P 500 Index            -11.88%              -1.42%
--------------------------------------------------------------

VALUE & INCOME FUND

TOTAL RETURN
(per calendar year)

1995-2001

[VALUE & INCOME FUND BAR CHART]

                                                                          VALUE & INCOME FUND
                                                                          -------------------
1995                                                                             34.62
1996                                                                             17.91
1997                                                                             29.31
1998                                                                             12.47
1999                                                                              7.70
2000                                                                              8.97
2001                                                                             -2.46

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            15.50%             June 30, 1997
-----------------------------------------------------------------
      Lowest             -9.54%           September 30, 1998
-----------------------------------------------------------------



-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------
                       1 Year      5 Year    Since Inception
                                             July 1, 1994
-----------------------------------------------------------------
Value & Income Fund     -2.46%      10.73%          13.89%
-----------------------------------------------------------------
   S&P 500 Index       -11.88%      10.70%          15.51%
-----------------------------------------------------------------
 Russell 1000 Value
       Index            -5.59%      11.13%          15.14%
-----------------------------------------------------------------

MID-CAP VALUE FUND



The Fund was organized on May 15, 2001 and does not have a full calendar year of investment returns at the date of this prospectus.



SMALL-CAP VALUE FUND



The Fund was organized on           , 2002 and does not have a full calendar
year of investment returns at the date of this prospectus.

GROWTH & INCOME FUND

TOTAL RETURN
(per calendar year)

1995-2001

[GROWTH & INCOME BAR CHART]

                                                                        GROWTH AND INCOME FUND
                                                                        ----------------------
1995                                                                             32.11
1996                                                                             21.61
1997                                                                             34.14
1998                                                                             34.63
1999                                                                             30.05
2000                                                                            -17.91
2001                                                                            -22.74


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             24.96%          December 31, 1998
-----------------------------------------------------------------
      Lowest             -20.26%            March 31, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
Growth & Income Fund        -22.74%               8.29%               12.79%
-----------------------------------------------------------------------------------
   S&P 500 Index            -11.88%              10.70%               15.51%
-----------------------------------------------------------------------------------

MID-CAP GROWTH FUND



The Fund was organized on May 15, 2001 and does not have a full calendar year of investment returns at the date of this prospectus.



SMALL-CAP GROWTH FUND



The Fund was organized on           , 2002 and does not have a full calendar
year of investment returns at the date of this prospectus.

EQUITY GROWTH FUND

TOTAL RETURN
(per calendar year)

1995-2001

[EQUITY GROWTH FUND BAR CHART]

                                                                          EQUITY GROWTH FUND
                                                                          ------------------
1995                                                                             18.50
1996                                                                             17.93
1997                                                                             26.54
1998                                                                             35.97
1999                                                                             37.08
2000                                                                            -16.72
2001                                                                            -20.71


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             29.77%          December 31, 1998
-----------------------------------------------------------------
      Lowest             -19.79%            March 31, 2001



-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
 Equity Growth Fund         -20.71%               9.26%               12.89%
-----------------------------------------------------------------------------------
   S&P 500 Index            -11.88%              10.70%               15.51%
-----------------------------------------------------------------------------------
Russell 1000 Growth
       Index                -20.42%               8.27%               20.34%
-----------------------------------------------------------------------------------

SPECIAL EQUITY FUND

TOTAL RETURN
(per calendar year)

1995-2001

[SPECIAL EQUITY FUND BAR CHART]

                                                                          SPECIAL EQUITY FUND
                                                                          -------------------
1995                                                                             41.50
1996                                                                             25.76
1997                                                                             25.82
1998                                                                              3.10
1999                                                                             25.32
2000                                                                             -4.70
2001                                                                             -3.65


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             20.84%          December 31, 1998
-----------------------------------------------------------------
      Lowest             -21.83%          September 30, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
Special Equity Fund          -3.65%               8.34%               15.23%
-----------------------------------------------------------------------------------
   S&P 500 Index            -11.88%              10.70%               15.51%
-----------------------------------------------------------------------------------
 Russell 2000 Index           2.49%               7.52%               11.46%
-----------------------------------------------------------------------------------

AGGRESSIVE EQUITY FUND

TOTAL RETURN
(per calendar year)

1997-2001

[AGGRESSIVE EQUITY FUND BAR CHART]

                                                                        AGGRESSIVE EQUITY FUND
                                                                        ----------------------
1997                                                                              6.13
1998                                                                             41.79
1999                                                                             64.01
2000                                                                            -13.85
2001                                                                            -31.53


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             43.66%          December 31, 1999
-----------------------------------------------------------------
      Lowest             -28.62%            March 31, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year           July 11, 1996
-----------------------------------------------------------------------------------
     Aggressive
    Equity Fund             -31.53%               7.80%                8.09%
-----------------------------------------------------------------------------------
   S&P 500 Index            -11.88%              10.70%               11.80%
-----------------------------------------------------------------------------------
Russell 2000 Growth
       Index                 -9.23%               2.87%                1.23
-----------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

TOTAL RETURN
(per calendar year)

1997-2001

[INTERNATIONAL EQUITY FUND BAR CHART]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
1997                                                                              7.74
1998                                                                             10.47
1999                                                                             63.73
2000                                                                            -19.15
2001                                                                            -19.02


-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             27.40%          December 31, 1999
-----------------------------------------------------------------
      Lowest             -16.97%          September 30, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year          January 18, 1996
-----------------------------------------------------------------------------------
International Equity
        Fund                -19.02%                5.99%               6.64%
--------------------------------------------------------------
  MSCI World EX-US
       Index                -21.16%                1.42%               2.36%
--------------------------------------------------------------

FUND FEES AND EXPENSES

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STOCK FUNDS.


---------------------------------------------------------------------------------------------------------------------------------
                                                   STOCK     VALUE &                 GROWTH &    MID-CAP    SMALL-CAP  SMALL-CAP
          SHAREHOLDER FEES (FEES PAID              INDEX      INCOME     MID-CAP      INCOME      GROWTH      VALUE      GROWTH
         DIRECTLY FROM YOUR INVESTMENT)             FUND       FUND     VALUE FUND     FUND        FUND        FUND       FUND
---------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on
 Purchases                                          None       None                    None
---------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)               None       None                    None
---------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None       None                    None
---------------------------------------------------------------------------------------------------------------------------------
 Redemption Fee                                     None       None                    None
---------------------------------------------------------------------------------------------------------------------------------
 Exchange Fee                                       None       None                    None
---------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (expenses that
 are deducted from Fund assets) as a % of
 average net assets(1)
---------------------------------------------------------------------------------------------------------------------------------
 Advisory Fee                                       .40%       .45%       0.67%        .60%       0.72%
---------------------------------------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees                          .25%       .25%       0.25%        .25%       0.25%
---------------------------------------------------------------------------------------------------------------------------------
 Other Expenses
---------------------------------------------------------------------------------------------------------------------------------
      Administrative Services Fee                    (3)          %           %           %           %
---------------------------------------------------------------------------------------------------------------------------------
      Miscellaneous Expenses                           %          %           %(2)        %           %(2)
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                  %          %           %           %           %
---------------------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(4)            %          %           %           %           %
---------------------------------------------------------------------------------------------------------------------------------
 NET EXPENSES                                          %          %           %           %           %
-----------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

   (2) Based on estimated expenses for the current fiscal year.


   (3) Administrative services fees of the Fund are included in the Advisory Fee for the Fund.


   (4) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has the term of 10 years.

    -----------------------------------------------------------------------------------------------------------------------
                                                                                        AGGRESSIVE
          SHAREHOLDER FEES (FEES PAID          EQUITY GROWTH      SPECIAL EQUITY          EQUITY           INTERNATIONAL
        DIRECTLY FROM YOUR INVESTMENT)             FUND                FUND                FUND             EQUITY FUND
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases                                     None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)          None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                          None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Redemption Fee                                None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Exchange Fee                                  None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund
     assets) as a % of average net
     assets(1)
    -----------------------------------------------------------------------------------------------------------------------
     Advisory Fee                                  .62%                .80%                .97%                .75%
    -----------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                     .25%                .25%                .25%                .25%
    -----------------------------------------------------------------------------------------------------------------------
     Other Expenses
    -----------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee                 %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                      %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES             %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(2)                                --                  --                   %                   %
    -----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                     %                   %                   %                   %
    -----------------------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

   (2) On             , the Adviser contractually agreed to reimburse certain of the Funds' expenses for a period of 10 years.


EXAMPLE

This example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------------------
                                        VALUE &                       GROWTH &       MID-CAP                      SMALL-CAP
                          STOCK          INCOME        MID-CAP         INCOME         GROWTH       SMALL-CAP        GROWTH
                        INDEX FUND        FUND        VALUE FUND        FUND           FUND          VALUE          FUNDS
------------------------------------------------------------------------------------------------------------------------------
 1 year                   $              $              $              $              $
------------------------------------------------------------------------------------------------------------------------------
 3 years                  $              $              $              $              $
------------------------------------------------------------------------------------------------------------------------------
 5 years                  $              $                             $
------------------------------------------------------------------------------------------------------------------------------
 10 years                 $              $                             $
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                             AGGRESSIVE                                             SMALL-CAP
                           EQUITY        SPECIAL EQUITY        EQUITY         INTERNATIONAL       SMALL-CAP          GROWTH
                         GROWTH FUND          FUND              FUND           EQUITY FUND          VALUE             FUNDS
---------------------------------------------------------------------------------------------------------------------------------
 1 year                    $                 $                 $                 $
---------------------------------------------------------------------------------------------------------------------------------
 3 years                   $                 $                 $                 $
---------------------------------------------------------------------------------------------------------------------------------
 5 years                   $                 $                 $                 $
---------------------------------------------------------------------------------------------------------------------------------
 10 years                  $                 $                 $                 $
---------------------------------------------------------------------------------------------------------------------------------


                                                      STRATEGIC ALLOCATION FUNDS

SHORT HORIZON STRATEGIC ALLOCATION FUND
SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND
LONG HORIZON STRATEGIC ALLOCATION FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH OF THE STRATEGIC ALLOCATION FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

SHORT HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to provide a high level
                                    of income and preservation of capital.

SHORT/INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve reasonable
                                    returns with considerably less than average volatility as compared to other balanced funds.

INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

INTERMEDIATE/LONG HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

LONG HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to provide long-term
                                    returns from growth of capital and growth of income.

MAIN INVESTMENT STRATEGIES


The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Equity Value Fund, the Balanced Fund and the Stock Index Fund) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.


The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Money Market, Bond and Stock Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For specific allocations to the underlying Funds, see Appendix A.

                                           -----------------------------------------------------------------------------
                                                 MONEY MARKET                  BOND                      STOCK
                                                     FUND                      FUNDS                     FUNDS
------------------------------------------------------------------------------------------------------------------------
              SHORT HORIZON                           10%                       80%                       10%
------------------------------------------------------------------------------------------------------------------------
        SHORT/INTERMEDIATE HORIZON                   None                       70%                       30%
------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE HORIZON                      None                       50%                       50%
------------------------------------------------------------------------------------------------------------------------
        INTERMEDIATE/LONG HORIZON                    None                       30%                       70%
------------------------------------------------------------------------------------------------------------------------
               LONG HORIZON                          None                      None                      100%
------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer (although certain diversification requirements under the Internal Revenue Code still apply).

MAIN RISKS

Please remember that the risks of investing in each Strategic Allocation Fund depend on the underlying Funds in which the Strategic Allocation Fund invests and, in turn, on the securities that the underlying Funds hold and the investment strategies they use. For example, the Short Horizon and Short/ Intermediate Horizon Strategic Allocation Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Strategic Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Strategic Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Strategic Allocation Funds investing more of their assets in the Bond Funds.

The value of each Strategic Allocation Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

       It is also possible that the Funds will not perform as intended. For example, the Short Horizon Strategic Allocation Fund is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be the most volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Funds' share prices to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the underlying Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down. On January 1, 2002, the countries participating in the Economic and Monetary Union adopted the Euro as their sole currency. The consequences of that conversion are currently unclear.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of an underlying Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.

     - SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing a Fund's share price to be volatile.

     - ALLOCATION AND PORTFOLIO SELECTION. The success of each Strategic Allocation Fund's investment strategy depends in part on the adviser's skill in identifying long term performance of and relationships between the Money Market, Bond and Stock Funds in which the Strategic Allocation Funds invest. The success of each Strategic Allocation Fund's strategy also depends on the skill of the advisers of the underlying Funds in assessing growth potential or credit quality of companies in which the Funds invest, or in predicting accurately the direction of interest rates or the repayment of certain debt obligations, or other factors. If the advisers are not successful, the investors in the Strategic Allocation Funds may lose money or their investment may not do as well as an investment in another asset allocation fund.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Strategic Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Strategic Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the SHORT HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Strategic Allocation Fund and less volatility than the other Strategic Allocation Funds. Consider the INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Strategic Allocation Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

SHORT HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)

1997-2001

[SHORT HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                SHORT HORIZON STRATEGIC ALLOCATION FUND
                                                                ---------------------------------------
1997                                                                             8.69
1998                                                                             6.35
1999                                                                             1.45
2000                                                                             6.97
2001                                                                             5.16

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            3.91%              June 30, 1997
-----------------------------------------------------------------
      Lowest             0.14%              March 31, 1997
-----------------------------------------------------------------


-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------
                                                       Since
                                                     Inception
                                                     April 15,
                         1 Year         5 Year          1996
-----------------------------------------------------------------
   Short Horizon
     Strategic
  Allocation Fund        5.16%          5.69%          5.95%
-----------------------------------------------------------------
       Lehman
  Aggregate Index        8.44%*         7.43%          7.80%*
-----------------------------------------------------------------



* A combined index consisting of 80% Lehman Aggregate Index, 10% Salomon Brothers Treasury Bill Index, and 10% Russell 1000 Value Index had a one year
  return of 6.63%, a five year return of     %, and a return of 8.10% for the
  period since the Fund's inception.

SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)

1998-2001

[SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                 SHORT/INTERMEDIATE HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                 ------------------------------------
1998                                                                             2.71
1999                                                                             7.70
2000                                                                             1.86
2001                                                                             0.66


----------------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
----------------------------------------------------------------------
                                                 Quarter Ending
----------------------------------------------------------------------
      Highest                 6.29%            December 31, 1998
----------------------------------------------------------------------
       Lowest                -3.48%            September 30, 2001
----------------------------------------------------------------------



----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
----------------------------------------------------------------------
                                                    Since Inception
                                    1 Year            May 1, 1998
----------------------------------------------------------------------
 Short/Intermediate Horizon
         Strategic
      Allocation Fund                  .66%               3.78%
----------------------------------------------------------------------
       S&P 500 Index                -11.88%                2.2%
----------------------------------------------------------------------
           Lehman
       Aggregate Bond                 8.44%*              6.92%*
----------------------------------------------------------------------



* A combined index consisting of 70% Lehman Bond Aggregate, 18% Russell 1000 Value Index, 8% Russell 2000 Small Cap Index, 4% MSCI World EX-US Index had a one year return 3.13% and a return of 5.75% for the period since the Fund's inception.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)

1997-2001


[INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                               INTERMEDIATE HORIZON STRATEGIC ALLOCATION
                                                                                 FUND
                                                               -----------------------------------------
1997                                                                             14.29
1998                                                                             12.31
1999                                                                             13.14
2000                                                                             -0.86
2001                                                                             -2.64


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            10.56%           December 31, 1998
-----------------------------------------------------------------
      Lowest             -6.99%           September 30, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------
                                                       Since
                                                     Inception
                                                     April 15,
                         1 Year         5 Year          1996
-----------------------------------------------------------------
    Intermediate
 Horizon Strategic
  Allocation Fund         -2.64%          6.99%          7.31%
  -------------------------------------------------------------
   S&P 500 Index         -11.88%*        10.70%         11.91%*
  -------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index            8.44%*         7.43%          7.66%*
  -------------------------------------------------------------



* A combined index consisting of 50% Lehman Aggregate Index, 30% Russell 1000 Value Index, 12% Russell 2000 Small Cap Index and 8% MSCI World EX-US Index had a one year return of -.85%, a five year return of %, and a return of 8.95% for the period since the Fund's inception.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)

1997-2001


[INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND]

                                                                  INTERMEDIATE/LONG HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                  -----------------------------------
1997                                                                             18.95
1998                                                                             14.05
1999                                                                             19.06
2000                                                                             -3.43
2001                                                                             -7.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             14.65%            June 30, 1997
-----------------------------------------------------------------
      Lowest             -10.81%          September 30, 2001
-----------------------------------------------------------------



-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------
                                                       Since
                                                     Inception
                                                     April 15,
                         1 Year         5 Year          1996
-----------------------------------------------------------------
 Intermediate/Long
 Horizon Strategic
  Allocation Fund         -7.00%          7.72%          8.23%
  -------------------------------------------------------------
   S&P 500 Index         -11.88%*        10.70%         11.91%*
  -------------------------------------------------------------



* A combined index consisting of 42% Russell 1000 Value Index, 30% Lehman Aggregate Index, 18% Russell 2000 Small Cap Index, and 10% MSCI World EX-US
  Index had a one year return of -4.36%, a five year return of    %, and a
  return of 9.32% for the period since the Fund's inception.

LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1998-2001

[LONG HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                LONG HORIZON STRATEGIC ALLOCATION FUND
                                                                --------------------------------------
1998                                                                              3.91%
1999                                                                             27.41%
2000                                                                             -7.27%
2001                                                                            -12.19%

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             19.87%          December 31, 1998
-----------------------------------------------------------------
      Lowest             -15.36%          September 30, 2001
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
--------------------------------------------------------------
                                            Since Inception
                            1 Year            May 1, 1998
--------------------------------------------------------------
    Long Horizon
Strategic Allocation
        Fund                -12.19%               2.04%
--------------------------------------------------------------
   S&P 500 Index            -11.88%*              2.20%*
--------------------------------------------------------------

* A combined index consisting of 60% Russell 1000 Value Index, 25% Russell 2000 Small Cap Index, and 15% MSCI World EX-US Index had a one year return of -4.36% and a return of 3.63% for the period since the Fund's inception.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STRATEGIC ALLOCATION FUNDS.

    --------------------------------------------------------------------------------------------------------------------------
                                                                SHORT/
                                               SHORT         INTERMEDIATE     INTERMEDIATE    INTERMEDIATE/         LONG
                                              HORIZON          HORIZON          HORIZON        LONG HORIZON       HORIZON
                                             STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC
         SHAREHOLDER FEES (fees paid         ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
       directly from your investment)           FUND             FUND             FUND             FUND             FUND
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)       None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Reinvested Dividends                    None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                             None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets
    --------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                               .20%             .20%             .20%             .20%             .20%
    --------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                  None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee           None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES(1)                      .20%             .20%             .20%             .20%             .20%
    --------------------------------------------------------------------------------------------------------------------------

   (1) EACH STRATEGIC ALLOCATION FUND ALSO BEARS ITS PRO RATA SHARE OF THE FEES AND EXPENSES (INCLUDING ADVISORY AND RULE 12b-1 FEES) OF THE UNDERLYING FUNDS IN WHICH IT INVESTS AND THE INVESTMENT RETURNS FOR THE STRATEGIC ALLOCATION FUND WILL BE NET OF THE EXPENSES OF THE STRATEGIC ALLOCATION FUND AND THOSE UNDERLYING FUNDS. Based on the expense ratios for the Money Market, Bond and Stock Funds in which the Strategic Allocation Funds invest, the average weighted expense ratios are expected to be: from 1.17% to 1.20% for the Short Horizon Strategic Allocation Fund; from 1.23% to 1.31% for the Short/ Intermediate Horizon Strategic Allocation Fund; from 1.27% to 1.37% for the Intermediate Horizon Strategic Allocation Fund; from 1.31% to 1.42% for the Intermediate/Long Horizon Strategic Allocation Fund; and from 1.34% to 1.48% for the Long Horizon Strategic Allocation Fund. A range of expense ratios is given because the percentage of each Strategic Allocation Fund's assets invested in the underlying Funds will fluctuate. Based on these ranges, the target ratios of 1.19%, 1.28%, 1.32%, 1.36% and 1.42%, respectively, are used to calculate the expenses a shareholder would incur as reflected in the example below.

EXAMPLE

This example is intended to help you compare the cost of investing in a Strategic Allocation Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    -----------------------------------------------------------------------------------------------------------------------------
                                                     SHORT/                                INTERMEDIATE/
                            SHORT HORIZON         INTERMEDIATE         INTERMEDIATE         LONG HORIZON         LONG HORIZON
                              STRATEGIC        HORIZON STRATEGIC    HORIZON STRATEGIC        STRATEGIC            STRATEGIC
                              ALLOCATION           ALLOCATION           ALLOCATION           ALLOCATION           ALLOCATION
                                 FUND                 FUND                 FUND                 FUND                 FUND
    -----------------------------------------------------------------------------------------------------------------------------
           1 year                 $                    $                    $                    $                    $
    -----------------------------------------------------------------------------------------------------------------------------
          3 years                 $                    $                    $                    $                    $
    -----------------------------------------------------------------------------------------------------------------------------
          5 years                 $                    $                    $                    $                    $
    -----------------------------------------------------------------------------------------------------------------------------
          10 years                $                    $                    $                    $                    $
    -----------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.

                                                          HOW TO REACH THE FUNDS

BY TELEPHONE      Call toll free at (800) 926-0044

BY MAIL           The Diversified Investors Funds Group
                  (or The Diversified Investors Strategic Allocation Funds)
                  4 Manhattanville Road
                  Purchase, New York 10577

                                                          HOW TO PURCHASE SHARES

Shares of the Funds are available to individual and institutional investors. You may be able to establish new accounts in a Fund under certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a plan, you should obtain the plan's conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

You may purchase shares in a Fund through the Distributor directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the Distributor. See your plan administrator to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants should consult their plan administrator.

Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

                                      HOW THE PRICE OF YOUR SHARES IS CALCULATED


Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. New York Stock Exchange is closed. The New York Stock Exchange is normally closed on the following national holidays:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


What is NAV?


NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.



Each Fund may use fair value procedures to price securities if a significant event occurs between the time at which at market price is determined but prior to the time at which the Fund's NAV is calculated. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.


Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

                                                              HOW TO SELL SHARES

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Participants in a retirement plan should obtain redemption instructions from their plan administrator. If you purchased shares directly through the Distributor, see Appendix B for redemption instructions.

A signature guarantee is required for the following:
     - any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

     -  any redemption by mail if the proceeds are to be wired to a bank;

     -  any redemption request for more than $50,000; and

     -  requests to transfer registration of shares to another owner.

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

                                               SHAREHOLDER SERVICES AND POLICIES

EXCHANGES


On any business day you may exchange all or a portion of your shares for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under "How to Sell Shares." Plan participants should contact their plan administrator. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.


REDEMPTION PROCEEDS


The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.


Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.


The Fund's board of trustees has asked shareholders to consider approving a restated declaration of trust that would, among other things, allow a Fund to adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account contact your plan administrator or call
(800) 926-0044 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator or call (800) 926-0044. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXES ON DISTRIBUTIONS

If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even if you reinvest the distributions in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALE OR EXCHANGES

If you are otherwise subject to federal income taxes, anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information or are otherwise subject to "backup withholding". Funds may also be required to withhold a portion of any distributions and redemption proceeds otherwise due to shareholders who are not U.S. citizens or residents.

MANAGEMENT
                                                             INVESTMENT ADVISERS

FUNDS OTHER THAN THE STOCK INDEX FUND


Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which these Funds invest. Diversified also advises the Stock Index Fund and each Strategic Allocation Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group.


Diversified has selected subadvisers for each Portfolio. Diversified provides general supervision of the subadvisers and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below; see "Subadvisers."


Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval under certain circumstances. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Before a Portfolio relies on the exemptive order, the Portfolio's investors must approve it. To date, investors in the High Quality Bond, Core Bond, High Yield Bond, Balanced, Stock Index Value & Income Growth & Income Fund, Equity Growth, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Small-Cap Growth and Special Equity Portfolios have approved the exemptive order. Each of the remaining Funds has asked its shareholders to consider approving the exemptive order.


STOCK INDEX FUND

Diversified is the investment adviser of the Stock Index Fund, providing general supervision of the Fund's investment in its underlying Portfolio, subject to policies set by the Trustees.

Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors was formed in October, 1996 and is a direct subsidiary of Barclays

Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. The principal business address of Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105. Investment management decisions of Barclays Global Fund Advisors are made by committee and not by managers individually.

                                                                     SUBADVISERS

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

MONEY MARKET FUND
INTERMEDIATE GOVERNMENT BOND FUND

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York, New York 10019.

The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Funds indicated:

Money Market Fund: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

Intermediate Government Bond Fund: Gregory Staples, Vice President, has been responsible for the day-to-day management of the Intermediate Government Bond Fund since 1994. Mr. Staples has been employed by Capital Management Group since 1987.

CORE BOND FUND


BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.


HIGH QUALITY BOND FUND

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142.

HIGH-YIELD BOND FUND


Eaton Vance Management. Eaton Vance Corp. is the direct owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.


Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High-Yield Bond Fund. Ms. Carter has 17 years of investment experience and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services.

Mr. Weilheimer has 13 years of investment experience and has held the following positions: Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company.

BALANCED FUND

Aeltus Investment Management, Inc.

BlackRock Advisors, Inc.



Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.


Geoffrey A. Brod, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Balanced Fund on behalf of Aeltus since 1999 and has been employed by Aeltus or its parent company since 1966.


BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.


VALUE & INCOME FUND

Asset Management Group
Alliance Capital Asset Management, L.P.

Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc. Asset Management Group has been a registered investment adviser since 1971. The principal business address of Asset Management Group is 1740 Broadway, New York, New York 10019.

Alliance Capital Asset Management, L.P. Alliance Capital Management Corporation is the general partner of Alliance and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance Capital Management Corporation is 1345 Avenue of the Americas, New York, New York 10105.

GROWTH & INCOME FUND


Aeltus Investment Management Inc.


Credit Suisse Asset Management, LLC



Aeltus Investment Management Inc. ("Aeltus"). Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.



Geoffrey A. Brod, Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of management of the Growth & Income Portfolio on behalf of Aeltus. Mr. Brod has been employed by Aeltus or its parent since 1966. Mr. Whelan has been a portfolio manager with Aeltus since 1989. Mr. Cote has been a portfolio manager with Aeltus since 2001 and an equity analyst with Aeltus since 1996.



Credit Suisse Asset Management, LLC ("Credit Suisse"). Credit Suisse is the investment management division of Credit Suisse Group. Credit Suisse's predecessor firm was created in 1935 and has been a registered investment adviser since 1968. The principal business address of Credit Suisse is 466 Lexington Avenue, New York, New York 10017-3140.



D. Susan Everly, Margaret D. Miller and Sheryl Hempel are jointly responsible for the day-to-day management of the Growth & Income Portfolio on behalf of Credit Suisse. Ms. Everly has been employed by Credit Suisse since April 1998 and prior to that was an analyst at Goldman Sachs,

Ms. Miller joined Credit Suisse in 2000 as a result of its acquisition of Donaldson, Lufkin & Jenrette where she had worked since 1996. Ms. Hempel joined Credit Suisse in 2000 from Morgan Stanley Dean Witter Investment Management which she joined in 1996.


EQUITY GROWTH FUND

Ark Asset Management Co., Inc.
Dresdner RCM Global Investors LLC
Marsico Capital Management, LLC

Ark Asset Management Co., Inc. ("Ark") has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York, 10004.

Dresdner RCM Global Investors LLC Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment advisor since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

Marsico Capital Management, LLC ("Marsico"), a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1986 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.


MID-CAP VALUE FUND



Cramer, Rosenthal, McGlynn, LLC. Cramer was founded in 1973 as an independent investment counselor. Cramer has been a registered investment adviser since April 1973. The principal place of business of Cramer is 707 Westchester Avenue, White Plains, New York 10604.



SMALL-CAP VALUE FUND



Sterling Capital Management L.P. Sterling was founded in 1971 and has been a
registered investment adviser since           . The principal business address
of Sterling is                , Charlotte, North Carolina. [**If Fund advised by
individual portfolio managers from Sterling, add their names and 5 years past employment history.**]



MID-CAP GROWTH FUND



Dresdner RCM Global Investors LLC. Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Management. Dresdner RCM (or its predecessor) has been a registered investment adviser since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.



SMALL-CAP GROWTH FUND



Delaware Investment Advisors. Delaware was founded in 1929 and has been a
registered investment adviser since           . The principal business address
of Delaware is                . [**If Fund advised by individual portfolio
managers from Delaware, add their names and 5 years past employment history.**]

SPECIAL EQUITY FUND


Goldman Sachs Asset Management

Husic Capital Management

INVESCO, Inc.

RS Investment Management, L.P.

Wellington Management Company LLP


Westport Asset Management, Inc.



Goldman Sachs Asset Management. Created in 1988, Goldman Sachs is a unit of the Investment Management Division of Goldman, Sachs & Co., a worldwide investment banking firm, with numerous offices throughout the United States and globally. The business address of the Goldman Sachs branch office responsible for managing the Fund is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607.



Herbert E. Ehlers, Managing Director, and Timothy G. Ebright, Portfolio Manager, have been responsible for the day-to-day management of the Special Equity Fund on behalf of Liberty Investment Management Inc. ("Liberty"), and now Goldman Sachs, since 1994. Mr. Ehlers and Mr. Ebright have been employed by Goldman Sachs since 1997. Before that, they were employed by Liberty or its predecessor, Eagle Asset Management, Inc., since 1980 and 1988, respectively.


Husic Capital Management. Husic was founded in March 1986 and is a California limited partnership. The General Partner of Husic is Frank J. Husic & Co., a California corporation. Mr. Frank J. Husic is the sole shareholder of Husic & Co. Husic has been a registered investment adviser since 1986. The principal business address of Husic is 555 California Street, Suite 2900, San Francisco, California 94104.

Mr. Husic and Ronald J. Leong are jointly responsible for the day-to-day management of the Special Equity Fund on behalf of Husic. Mr. Husic is the founder of the firm and is Chief Investment Officer. Mr. Leong has been employed by Husic since 1988.


INVESCO, Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. The principal business address of INVESCO is 1166 Avenue of the Americas -- 26th Floor, New York, New York 10036.



Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.


RS Investment Management, L.P. RS was formed in 1999 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 388 Market Street, Suite 200, San Francisco, Ca 94111.

David J. Evans, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Special Equity Fund on behalf of RS Investment Management, L.P. since 1999 and has been employed by RS Investment Management, L.P. since 1989.


Wellington Asset Management Wellington was founded in                     and
has been a registered investment adviser since           . The principal
business address of Wellington is           . [**If Fund advised by individual
portfolio managers from Wellington, add their names and 5 years past employment history.**]


Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Fund on behalf of Westport since 1994 and has been employed by Westport since 1983.

AGGRESSIVE EQUITY FUND


McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. In 1998 and 1999 McKinley awarded equity interest to key employees. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503.

Robert B. Gillam, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Aggressive Equity Fund since 1996 and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY FUND

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal business address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

                                                                   ADVISORY FEES


For the fiscal year ended December 31, 2001, Diversified and the subadvisers received aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below.



    --------------------------------------------------------------------------------
     Money Market Fund                                                 0.25%
    --------------------------------------------------------------------------------
     High Quality Bond Fund                                            0.35%
    --------------------------------------------------------------------------------
     Intermediate Government Bond Fund                                 0.35%
    --------------------------------------------------------------------------------
     Core Bond Fund                                                    0.35%
    --------------------------------------------------------------------------------
     High-Yield Bond Fund                                              0.55%
    --------------------------------------------------------------------------------
     Balanced Fund                                                     0.45%
    --------------------------------------------------------------------------------
     Stock Index Fund                                                  0.40%
    --------------------------------------------------------------------------------
     Value & Income Fund                                               0.45%
    --------------------------------------------------------------------------------
     Growth & Income Fund                                              0.60%
    --------------------------------------------------------------------------------
     Equity Growth Fund                                                0.62%
    --------------------------------------------------------------------------------
     Mid-Cap Value Fund                                                0.67%
    --------------------------------------------------------------------------------
     Mid-Cap Growth Fund                                               0.72%
    --------------------------------------------------------------------------------
     Special Equity Fund                                               0.80%
    --------------------------------------------------------------------------------
     Aggressive Equity Fund                                            0.97%
    --------------------------------------------------------------------------------
     International Equity Fund                                         0.75%
    --------------------------------------------------------------------------------
     Short Horizon Strategic Allocation Fund                           0.20%*
    --------------------------------------------------------------------------------
     Short/Intermediate Horizon Strategic Allocation Fund              0.20%*
    --------------------------------------------------------------------------------
     Intermediate Horizon Strategic Allocation Fund                    0.20%*
    --------------------------------------------------------------------------------
     Intermediate/Long Horizon Strategic Allocation Fund               0.20%*
    --------------------------------------------------------------------------------
     Long Horizon Strategic Allocation Fund                            0.20%*
    --------------------------------------------------------------------------------


   * In addition, this Fund bears its pro rata share of the advisory fees of the underlying Funds in which it invests.


Diversified receives advisory fees (after waivers) from the Small-Cap Value and Small-Cap Growth Funds at the annual rate of 0.50% and 0.50% of each Fund's average daily net assets.

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund may not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund (other than the Stock Index Fund) is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                                                               MONEY MARKET FUND

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

                                                                      BOND FUNDS

What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.


The HIGH QUALITY BOND FUND invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.


The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund's duration generally is between one and three years. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.


The Fund considers securities rated BBB or better by Standard & Poor's or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality), at the time the securities are purchased, to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.


What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The INTERMEDIATE GOVERNMENT BOND FUND invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 80% of its net assets in government bonds and related investments.


The Fund also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Fund's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

The portfolio managers of the HIGH QUALITY BOND FUND and INTERMEDIATE GOVERNMENT BOND FUND use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of these Funds then attempt to select securities that will enable each Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pools are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs.


The CORE BOND FUND invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Fund invests at least 80% of its net assets in U.S. Treasury and agency securities and corporate bonds and related investments.


The Fund also invests in high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The Fund's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio manager uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.


The HIGH-YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high yield bonds and related investments.


The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.


The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.


                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.


Although each Fund's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with at least sixty days prior notice of any change in that policy.


                                                                   BALANCED FUND

The Balanced Fund seeks to meet its investment objective by maintaining a broadly diversified portfolio of stocks and bonds. The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

                                                                     STOCK FUNDS


The STOCK INDEX FUND seeks its objective by investing in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.


The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between its total return before expenses and the total return of the S&P 500 Index. The Fund's ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated and the timing, frequency and size of cash flows into and out of the Fund. The Fund's adviser regularly monitors the Fund's correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund's Trustees will consider alternative arrangements.

In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.

The VALUE & INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determination of companies that are in fact undervalued, but have good longer term business prospects.

The portfolio managers of the VALUE & INCOME FUND use a "bottom up" value-oriented approach in selecting investments for the Fund. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.

The GROWTH & INCOME FUND invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund also may select securities based on their potential to generate current income. The Fund emphasizes securities of growing, financially stable and undervalued companies. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.


The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds.

What is Growth Investing?


Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund's advisers may fail to pick stocks that outperform the economy or that do as well as the economy.


The MID-CAP VALUE FUND invests primarily in stocks of medium sized companies which the Funds' advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its assets in securities of mid-cap companies and related investments. The Fund emphasizes common stocks with capitalizations between $1 billion and $12 billion. The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Investing in mid-sized companies involves a greater degree of risk than investment in large-sized companies. As a result, the value of shares of the Fund may be more volatile than a fund investing exclusively in large-sized companies. The Fund may also invest in foreign securities.



SMALL CAP-VALUE FUND



The Small Cap-Value Fund invests primarily in common stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in the securities of mid-cap companies and related investments.
Companies with market capitalizations of between $          and $          are
considered small-cap. The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national exchanges and, to a lesser extent, stocks that are traded over-the-counter.



The value of securities of small companies may be more volatile than those of larger companies. As a result, the value of share of the Fund may be more volatile than a fund investing in larger companies. The Fund may also invest in foreign securities.



The value of securities of small companies may be more volatile than those of larger companies. As a result, the value of share of the Fund may be more volatile than a fund investing in larger companies. The Fund may also invest in foreign securities.



The MID-CAP GROWTH FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its assets securities of mid-cap companies and related investments. The Fund emphasizes common stocks with capitalizations between $1 billion and $15 billion. The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Investing in mid-sized companies involves a greater degree of risk than investment in large-sized companies. As a result, the value of shares of the Fund may be more volatile than a fund investing exclusively in large-sized companies. The Fund may also invest in foreign securities.



SMALL-CAP GROWTH FUND



The Small-Cap Growth Fund invests primarily in common stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in the securities of mid-cap companies and related investments. Companies with market
capitalizations of between $          and $          are considered small-cap.
The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national exchanges and, to a lesser extent, stocks that are traded over-the-counter.



The value of securities of small companies may be more volatile than those of larger companies. As a result, the value of share of the Fund may be more volatile than a fund investing in larger companies. The Fund may also invest in foreign securities.



The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund utilizes two growth-style managers, two value-oriented managers and one core manager. The Fund is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor.


Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.


The AGGRESSIVE EQUITY FUND invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. As a result, the value of shares of this Fund may be quite volatile.



The portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, MID-CAP VALUE, SMALL-CAP VALUE, MID-CAP GROWTH, SMALL-CAP GROWTH, SPECIAL EQUITY and AGGRESSIVE EQUITY FUNDS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.



The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Fund invests in equity securities of issuers in at least three countries other than the United States. Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.


The portfolio managers of the International Equity Fund use a "bottom up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                    *  *  *

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.


Although the policy of each Fund, other than the Stock Index Fund, Value & Income Fund and Growth & Income Fund, to invest at least 80% of its net assets in the issuers or securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.


                                                      STRATEGIC ALLOCATION FUNDS

Each Strategic Allocation Fund invests in a combination of the Funds (other than the Equity Value Fund, the Balanced Fund and the Stock Index Fund) described above in this prospectus. This policy of investing in the other Funds is a fundamental policy that cannot be changed without shareholder approval. Diversified selects the combination and amount of underlying Funds based on each Strategic Allocation Fund's investment objective.

The following chart shows target allocations for the assets of each Strategic Allocation Fund among the Money Market, Bond and Stock Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified also may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For specific allocations to the underlying Funds, see Appendix A.

                                           -----------------------------------------------------------------------------
                                                 MONEY MARKET                  BOND                      STOCK
                                                     FUND                      FUNDS                     FUNDS
------------------------------------------------------------------------------------------------------------------------
              SHORT HORIZON                           10%                       80%                       10%
------------------------------------------------------------------------------------------------------------------------
        SHORT/INTERMEDIATE HORIZON                   None                       70%                       30%
------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE HORIZON                      None                       50%                       50%
------------------------------------------------------------------------------------------------------------------------
        INTERMEDIATE/LONG HORIZON                    None                       30%                       70%
------------------------------------------------------------------------------------------------------------------------
               LONG HORIZON                          None                      None                      100%
------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer (although certain diversification requirements under the Internal Revenue Code still apply). Each Strategic Allocation Fund invests in the underlying Funds, which are diversified.

                                                                           RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by the Funds may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.


GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth, Growth & Income, Mid-Cap Growth and Small-Cap Growth Funds are susceptible to the risks of growth securities.


VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.


A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, Funds with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income, Mid-Cap Value, Small-Cap Value and International Equity Funds are particularly susceptible to the risks of value investing.


PORTFOLIO SELECTION. The advisers of the Bond Funds and the Balanced Fund may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in Bond Fund or the Balanced Fund may lose money, or their investment in a Bond Fund or the Balanced Fund may not do as well as investments in other fixed income funds or balanced funds.


The success of the Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds' investment strategy depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


The success of a Fund using a value approach, such as the Value & Income, Mid-Cap Value, Small-Cap Value and International Equity Funds, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.



SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Small-Cap Value, Small-Cap Growth and Special Equity Funds are likely to be particularly susceptible to the risks of small cap companies.


FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     - The International Equity Fund and the Balanced Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.


     - On January 1, 2002, the countries participating in the Economic and Monetary Union adopted the Euro as their sole currency. The consequences of that conversion are currently unclear.



     - Certain foreign markets, such as Argentina, have recently experienced significant market turmoil.


PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.


SECTOR RISK. The Mid-Cap Growth Fund invests in securities of companies the Fund's advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Fund does not intend to concentrate in any particular industry, the Fund may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Fund is invested do poorly, investors in the Fund may lose money.


DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Fund's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

STRATEGIC ALLOCATION FUNDS. Each Strategic Allocation Fund invests solely in the underlying Funds, as a matter of fundamental policy. As a result, each Strategic Allocation Fund's performance is directly related to the performance of the underlying Funds, and investors in the Strategic Allocation Funds are subject to all of the risks associated with investments in the underlying Funds.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Strategic Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities.

What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12b-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

INVESTMENT STRUCTURE. Each Fund (except for the Strategic Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.


TRUSTS AND SHARE CLASSES. Each Fund other than the Strategic Allocation Funds is a series of The Diversified Investors Funds Group, which is a Massachusetts business trust. Each Strategic Allocation Fund is a series of The Diversified Investors Funds Group II, which also is a Massachusetts business trust. Each of the Money Market, High-Yield Bond, Value & Income, Equity Growth, Special Equity and International Equity Funds currently offers two classes of shares. Diversified Class shares are described in this prospectus. The other class of shares, the Stephens Institutional Class shares, may have different expenses, which may affect the performance of those shares. Call the Distributor at (800) 926-0044 for more information.


ADDITIONAL PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. The current yield for a Fund will be calculated by dividing net investment income per share during a recent 30-day period (7-day period for the Money Market Fund) by the net asset value per share on the last day of the period and annualizing the result. Total return refers to the change over a stated period in the value of an investment in a Fund, reflects any change in net asset value and is compounded to include the value of any shares purchased with dividends or capital gains declared during the period. Yield reflects only net income as of a stated time, while total return reflects all components of investment return over a stated period of time. For more information about the calculation of yield and total return, see the Statement of Additional Information.

Please note that the investment results of each Fund will fluctuate over time. All performance information is historical and should not be considered a representation of what an investment in the Funds may earn in the future.

                                                                   TOTAL RETURNS

Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New
York). The total return for each Fund (other than the High-Yield Bond, Stock Index and Aggressive Equity Funds) for any period which includes a period prior to the contribution by the Pooled Separate Account will reflect the performance of the Pooled Separate Account.

Pooled Separate Account performance is only included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. Furthermore this Pooled Separate Account performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected. None of the Pooled Separate Accounts was organized for the purpose of establishing a performance record for a Fund.

As of December 31, 2001, the average annual total returns for each of the following Funds, including the Pooled Separate Accounts referred to above, were as follows:


-----------------------------------------------------------------------------------------------------------------------

                                                        FOR THE          FOR THE          FOR THE          FOR THE
                                                          YEAR           3 YEARS          5 YEARS          10 YEARS
                                      INCEPTION          ENDED            ENDED            ENDED            ENDED
                                         DATE           12/31/01         12/31/01         12/31/01         12/31/01
-----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET                           11/78              3.47%           4.70%            4.80%            4.35%
-----------------------------------------------------------------------------------------------------------------------
 HIGH QUALITY BOND                       7/90              7.62%           5.98%            5.83%            5.73%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT BOND            7/90              6.23%           5.26%            5.82%            5.75%
-----------------------------------------------------------------------------------------------------------------------
 CORE BOND                               1/78              6.33%           4.71%            5.87%            6.61%
-----------------------------------------------------------------------------------------------------------------------
 HIGH-YIELD BOND                         8/95              4.56%          -0.01%            2.78%             N/A
-----------------------------------------------------------------------------------------------------------------------
 BALANCED                               12/92             -5.82%           0.53%            6.15%             N/A
-----------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                          1/78             -2.46%           4.61%           10.73%           12.70%
-----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                         1/86            -22.74%          -6.22%            8.29%           10.71%
-----------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                           3/93            -20.71%          -3.27%            9.26%             N/A
-----------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                          1/86             -3.65%           4.79%            8.34%           12.50%
-----------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                       4/96            -31.53%          -1.10%            7.80%             N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                   12/92            -19.02%           2.34%            4.99%             N/A
-----------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                            08/93            -12.50%          -1.73%           10.02%             N/A
-----------------------------------------------------------------------------------------------------------------------
 SHORT HORIZON STRATEGIC
 ALLOCATION FUND                         6/96              5.16%           4.50%            5.69%             N/A
-----------------------------------------------------------------------------------------------------------------------
 SHORT/INTERMEDIATE HORIZON
 STRATEGIC ALLOCATION FUND               4/98              0.66%           3.37%             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE HORIZON STRATEGIC
 ALLOCATION FUND                         6/96             -2.64%           2.98%            6.99%             N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE/LONG HORIZON
 STRATEGIC ALLOCATION FUND               6/96             -7.00%           2.26%            7.72%             N/A
-----------------------------------------------------------------------------------------------------------------------
 LONG HORIZON STRATEGIC ALLOCATION
 FUND                                    4/98            -12.19%           1.23%             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------

----------------------------------  ----------------
                                        FOR THE
                                      PERIOD SINCE
                                       INCEPTION
                                        THROUGH
                                        12/31/01
----------------------------------  ----------------
 MONEY MARKET                             7.15%
---------------------------------------------------------------------
 HIGH QUALITY BOND                        6.34%
--------------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT BOND             6.58%
-------------------------------------------------------------------------------------------------------
 CORE BOND                                8.23%
-----------------------------------------------------------------------------------------------------------------------
 HIGH-YIELD BOND                          4.57%
-----------------------------------------------------------------------------------------------------------------------
 BALANCED                                 9.51%
-----------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                          13.21%
-----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                         11.86%
-----------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                           10.53%
-----------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                          13.64%
-----------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                        7.51%
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                     9.69%
-----------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                             13.23%
-----------------------------------------------------------------------------------------------------------------------
 SHORT HORIZON STRATEGIC
 ALLOCATION FUND                          5.94%
-----------------------------------------------------------------------------------------------------------------------
 SHORT/INTERMEDIATE HORIZON
 STRATEGIC ALLOCATION FUND                3.78%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE HORIZON STRATEGIC
 ALLOCATION FUND                          7.31%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE/LONG HORIZON
 STRATEGIC ALLOCATION FUND                8.23%
-----------------------------------------------------------------------------------------------------------------------
 LONG HORIZON STRATEGIC ALLOCATION
 FUND                                     2.04%
-----------------------------------------------------------------------------------------------------------------------



NONE OF MID-CAP VALUE, SMALL-CAP VALUE, MID-CAP GROWTH NOR SMALL-CAP GROWTH HAVE A FULL CALENDAR YEAR OF TOTAL RETURNS AT THE DATE OF THIS PROSPECTUS.

                        COMPOSITE PERFORMANCE OF DIVERSIFIED AND THE SUBADVISERS

The table below shows total returns calculated for all private accounts and collective investment vehicles managed by Diversified during the periods indicated. Each of these private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the Strategic Allocation Funds and have been managed as these Funds are managed. Diversified has managed these collective investment vehicles since October 1, 1992. Certain of these private accounts and collective investment vehicles are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed on the Funds by that Act or the Internal Revenue Code. If these private accounts and collective investment vehicles were so registered, investment performance might have been adversely affected. The returns are adjusted to assume that all charges, expenses and fees of the Strategic Allocation Funds which are presently in effect were deducted during the periods.

This data is provided to illustrate the past performance of Diversified in managing substantially similar accounts as the Strategic Allocation Funds and does not represent the performance of these Funds. Investors should not consider this performance data as an indication of future performance of the Funds or Diversified. These composite returns are not intended to predict or suggest the returns that might be experienced by the Strategic Allocation Funds in the future or an individual investing in any of these Funds.


The average annual total returns at December 31, 2001 for all such private accounts and collective investment vehicles managed by Diversified, adjusted to assume that all charges, expenses and fees presently in effect were deducted, are as follows:


                                           -----------------------------------------------------------------------------------------
                                               INCEPTION                                                                 SINCE
                                                 DATE             1 YEAR            3 YEARS           5 YEARS          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  SHORT HORIZON
  STRATEGIC ALLOCATION FUND                      10/92             6.97%             4.89%             5.45%             6.08%
------------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON
  STRATEGIC ALLOCATION FUND                      10/92             -.86%             8.00%             9.57%             9.70%
------------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON
  STRATEGIC ALLOCATION FUND                      10/92            -3.43%             9.45%            12.55%            12.97%
------------------------------------------------------------------------------------------------------------------------------------

The table below shows the total returns calculated for the period indicated for all institutional private accounts and collective investment vehicles managed by a subadviser that has less than a three year track record with the Fund and that is the sole subadviser to that Fund.

Each of these institutional private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that Fund is managed. The institutional private accounts and collective investment vehicles that are included in the subadviser's composites are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the institutional private accounts and collective investment vehicles included in the composites were so registered, investment performance may have been adversely affected.

This data is provided to illustrate the past performances of a subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of a Fund. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.


The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data. The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods unless otherwise indicated. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 2001.

    -----------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE
                                                        1 YEAR      3 YEARS      5 YEARS       10 YEARS       INCEPTION
    -----------------------------------------------------------------------------------------------------------------------
     EATON VANCE COMPOSITE(1)
     SUBADVISER TO HIGH YIELD BOND FUND                   1.98%        2.93%       5.91%         9.76%           9.97%
    -----------------------------------------------------------------------------------------------------------------------
        CSFB GLOBAL HIGH YIELD INDEX(2)                   5.78%        1.17%       3.24%         7.84%           9.16%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER HIGH YIELD BOND FUND INDEX(3)             -1.03%       -2.18%       1.15%         6.73%           7.53%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     ARK ASSET MANAGEMENT CO. COMPOSITE, SUBADVISER
     TO EQUITY GROWTH FUND                               -3.68%        9.17%        N/A           N/A           17.80%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH(4)                          -20.42%       -6.32%        N/A           N/A            3.33%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(5)                     -17.98%       -2.20%        N/A           N/A            4.13%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     MARSICO COMPOSITE, SUBADVISER TO EQUITY GROWTH
     FUND                                               -16.65%        3.75%        N/A           N/A           14.75%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(4)                    -20.42%       -6.32%        N/A           N/A            3.33%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(5)                     -17.98%       -2.20%        N/A           N/A            4.13%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     CREDIT SUISSE ASSET MANAGEMENT COMPOSITE,
     SUBADVISER TO GROWTH & INCOME FUND                 -14.68%        4.29%      15.74           N/A           19.31%
    -----------------------------------------------------------------------------------------------------------------------
        S&P INDEX(6)                                    -11.88%       -1.03%      10.70           N/A           13.97%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER S&P 500                                  -12.21%       -1.34%      10.41           N/A           13.68%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     INVESCO COMPOSITE,
     SUBADVISER TO SPECIAL EQUITY                        -1.13%        7.41%       8.83           N/A           13.82%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000(7)                                   2.49%        6.42%       7.52           N/A           10.99%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP CORE(8)                          7.11%       11.24%      10.15           N/A           12.31%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     CRAMER ROSENTHAL MCGLYNN COMPOSITE,
     SUBADVISER TO MID CAP VALUE                         20.76%       26.17%        N/A           N/A           21.34%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL MID CAP VALUE(9)                          2.33%        6.80%        N/A           N/A            6.37%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER MID CAP VALUE(10)                          6.73%        9.73%        N/A           N/A            6.76%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     DRESDNER RCM MID CAP GROWTH,
     SUBADVISER TO MID CAP GROWTH                       -25.07%        8.33%      11.50%        13.26%          15.42%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL MID CAP GROWTH(11)                      -20.15%        2.16%       9.02%        11.10%          13.97%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER MID CAP GROWTH(12)                       -21.07%        4.76%       7.62%        10.59%          14.61%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     BLACKROCK COMPOSITE,
     SUBADVISER TO CORE BOND                              8.88%        6.82%        N/A           N/A            7.39%
    -----------------------------------------------------------------------------------------------------------------------
        LB AGGREGATE(13)                                  8.44%        6.28%        N/A           N/A            6.91%
    -----------------------------------------------------------------------------------------------------------------------


   (1)Commencement of investment operations is January 1, 1980 for the subadviser's composite. The composite is AIMR compliant for all periods after January 1, 1993.

   (2)The Credit Suisse First Boston Global High Yield Index ("CSFB Global HY" or "Index") is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly).

   (3)The Lipper High Yield Bond Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows:
      "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".


   (4)The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).


   (5)The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".


   (6)S&P 500. Covers 500 Industrial, utility, transportation, and financial companies of the US markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index as calculated by Russell on a total return basis with dividends reinvested.



   (7)Russell 2000 Index, Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.



   (8)Lipper Small Cap Core. An equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice limits its investments to companies on the basis of the size of the company.



   (9)Russell Mid Cap Value. Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.



  (10)Lipper Mid Cap Value. An equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice, limits its investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund).



  (11)Russell Mid Cap Growth. Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



  (12)Lipper Mid Cap Growth. An equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice, limits its investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund).



  (13)Lehman Brothers Aggregate. Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each Fund's performance and other financial information for the fiscal periods indicated. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose report is included in the Funds' annual report. The Funds' annual report is incorporated into this registration statement by reference. Copies of the Funds' annual report may be obtained without charge by calling (800) 926-0044.

For the average shares outstanding for each year:


                                                                    MONEY MARKET
                                  --------------------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED
                                  --------------------------------------------------------------------------------
                                     2001          2000          1999          1998          1997          1996
                                  ----------   ------------   -----------   -----------   -----------   ----------
Net asset value, beginning of
  period........................               $      10.58   $     10.44   $     10.26   $     10.11   $     9.83
                                  ----------   ------------   -----------   -----------   -----------   ----------
Income from investment
  operations:
  Net investment income.........                       0.60          0.49          0.51          0.51         0.19
  Net gains (losses) on
    investments (both realized
    and unrealized).............                       0.02            --            --         (0.01)        0.30
                                  ----------   ------------   -----------   -----------   -----------   ----------
Total from investment
  operations....................                       0.62          0.49          0.51          0.50         0.49
                                  ----------   ------------   -----------   -----------   -----------   ----------
Less: Dividends and
  distributions from:
  Net investment income.........                      (0.60)        (0.35)        (0.33)        (0.35)       (0.19)
  Net realized gain on
    investments.................                         --            --            --            --           --
  Tax return of capital.........                         --            --         (0.00)**          --       (0.02)
                                  ----------   ------------   -----------   -----------   -----------   ----------
Total dividends and
  distributions.................                      (0.60)        (0.35)        (0.33)        (0.35)       (0.21)
                                  ----------   ------------   -----------   -----------   -----------   ----------
Net asset value, end of
  period........................               $      10.60   $     10.58   $     10.44   $     10.26   $    10.11
                                  ----------   ------------   -----------   -----------   -----------   ----------
Total return....................                       6.00%         4.66%         4.91%         4.98%        4.87%
                                  ==========   ============   ===========   ===========   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........               $222,244,328   $99,519,160   $63,979,337   $21,513,791   $3,783,802
                                  ==========   ============   ===========   ===========   ===========   ==========
Ratio of expenses to average net
  assets, including expenses of
  the Series Portfolios.........                       0.86%         0.88%         0.97%         1.12%        4.35%
Ratio of expenses to average net
  assets, including expenses of
  the Series Portfolios (net of
  reimbursement)................                       0.80%         0.80%         0.80%         0.80%        0.80%
Ratio of net investment income
  to average net assets.........                       5.61%         4.49%         4.65%         4.55%        1.20%
Ratio of net investment income
  to average net assets (net of
  reimbursement)................                       5.67%         4.57%         4.82%         4.87%        4.76%


------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:

                                                             HIGH QUALITY BOND
                               -----------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                               -----------------------------------------------------------------------------
                                  2001          2000          1999          1998          1997        1996
                               -----------   -----------   -----------   -----------   ----------   --------
Net asset value, beginning of
  period.....................                $     11.19   $     11.39   $     11.13   $    10.89   $  10.61
                               -----------   -----------   -----------   -----------   ----------   --------
  Income from investment
    operations:
  Net investment income......                       0.63          0.60          0.61         0.63       0.20
  Net gains (losses) on
    investments (both
    realized and
    unrealized)..............                       0.22         (0.30)         0.06        (0.07)      0.28
                               -----------   -----------   -----------   -----------   ----------   --------
Total from investment
  operations.................                       0.85          0.30          0.67         0.56       0.48
                               -----------   -----------   -----------   -----------   ----------   --------
Less: Dividends and
  distributions from:
  Net investment income......                       0.59         (0.50)        (0.41)       (0.32)     (0.20)
  Net realized gain on
    investments..............                         --            --            --           --         --
  Tax return of capital......                         --            --            --        (0.00)**       --
                               -----------   -----------   -----------   -----------   ----------   --------
Total dividends and
  distributions..............                      (0.59)        (0.50)        (0.41)       (0.32)     (0.20)
                               -----------   -----------   -----------   -----------   ----------   --------
Net asset value, end of
  period.....................                $     11.45   $     11.19   $     11.39   $    11.13   $  10.89
                               ===========   ===========   ===========   ===========   ==========   ========
Total return.................                       7.77%         2.63%         6.08%        5.11%      4.51%
                               ===========   ===========   ===========   ===========   ==========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....                $66,996,295   $36,433,434   $21,031,334   $8,480,842   $966,031
                               ===========   ===========   ===========   ===========   ==========   ========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios.................                       1.02%         1.08%         1.22%        1.77%     12.60%
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios (net of
  reimbursement).............                       1.00%         1.00%         1.00%        1.00%      0.98%
Ratio of net investment
  income to average net
  assets.....................                       5.60%         5.10%         5.05%        4.81%      5.58%
Ratio of net investment
  income to average net
  assets (net of
  reimbursement).............                       5.62%         5.18%         5.27%        5.58%      6.03%

------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:


                                                      INTERMEDIATE GOVERNMENT BOND(1)
                               -----------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                               -----------------------------------------------------------------------------
                                  2001          2000          1999          1998          1997        1996
                               -----------   -----------   -----------   -----------   ----------   --------
Net asset value, beginning of
  period.....................                $     10.63   $     10.98   $     10.67   $    10.21   $  10.00
                               -----------   -----------   -----------   -----------   ----------   --------
Income from investment
  operations:
  Net investment income......                       0.56          0.53          0.54         0.54       0.14
  Net gains (losses) on
    investments (both
    realized and
    unrealized)..............                       0.35         (0.42)         0.15         0.16       0.22
                               -----------   -----------   -----------   -----------   ----------   --------
Total from investment
  operations.................                       0.91          0.11          0.69         0.70       0.36
                               -----------   -----------   -----------   -----------   ----------   --------
Less: Dividends and
  distributions from:
  Net investment income......                      (0.55)        (0.45)        (0.37)       (0.24)     (0.14)
  Net realized gain on
    investments..............                         --         (0.01)        (0.01)          --         --
  Tax return of capital......                         --            --         (0.00)**      (0.00)**    (0.01)
                               -----------   -----------   -----------   -----------   ----------   --------
Total dividends and
  distributions..............                      (0.55)        (0.46)        (0.38)       (0.24)     (0.15)
                               -----------   -----------   -----------   -----------   ----------   --------
Net asset value, end of
  period.....................                $     10.99   $     10.63   $     10.98   $    10.67   $  10.21
                               ===========   ===========   ===========   ===========   ==========   ========
Total return.................                       8.70%         0.99%         6.47%        6.88%      4.15%
                               ===========   ===========   ===========   ===========   ==========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....                $65,862,372   $40,366,826   $25,893,328   $8,515,888   $893,261
                               ===========   ===========   ===========   ===========   ==========   ========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios.................                       1.01%         1.08%         1.19%        1.91%     17.46%*
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios (net of
  reimbursement).............                       1.00%         1.00%         1.00%        1.00%      0.94%*
Ratio of net investment
  income to average net
  assets.....................                       5.19%         4.79%         4.65%        4.13%    (11.28)%*
Ratio of net investment
  income to average net
  assets (net of
  reimbursement).............                       5.20%         4.87%         4.84%        5.05%      5.24%*


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:


                                                                  CORE BOND
                              ---------------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED
                              ---------------------------------------------------------------------------------
                                 2001          2000           1999          1998          1997          1996
                              ----------   ------------   ------------   -----------   -----------   ----------
Net asset value, beginning
  of period.................               $      11.88   $      12.60   $     12.27   $     11.69   $    11.60
                              ----------   ------------   ------------   -----------   -----------   ----------
Income from investment
  operations:
  Net investment income.....                       0.68           0.66          0.68          0.72         0.22
  Net gains (losses) on
    investments (both
    realized and
    unrealized).............                       0.43          (0.85)         0.20          0.24         0.10
                              ----------   ------------   ------------   -----------   -----------   ----------
Total from investment
  operations................                       1.11          (0.19)         0.88          0.96         0.32
                              ----------   ------------   ------------   -----------   -----------   ----------
Less: Dividends and
  distributions from:
  Net investment income.....                      (0.65)         (0.53)        (0.54)        (0.38)       (0.23)
  In excess of net
    investment income.......                      (0.01)            --            --            --           --
  Net realized gain on
    investments.............                         --             --         (0.01)**          --       (0.00)**
  Tax return of capital.....                      (0.02)            --         (0.00)**       (0.00)**         --
                              ----------   ------------   ------------   -----------   -----------   ----------
Total dividends and
  distributions.............                      (0.68)         (0.53)        (0.55)        (0.38)       (0.23)
                              ----------   ------------   ------------   -----------   -----------   ----------
Net asset value, end of
  period....................               $      12.31   $      11.88   $     12.60   $     12.27   $    11.69
                              ==========   ============   ============   ===========   ===========   ==========
Total return................                       9.54%         (1.51)%        7.21%         8.14%        2.74%
                              ==========   ============   ============   ===========   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period....               $189,063,597   $112,521,653   $65,605,780   $21,504,827   $2,056,127
                              ==========   ============   ============   ===========   ===========   ==========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios................                       0.99%          0.97%         1.05%         1.32%        7.50%
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios (net of
  reimbursement)............                       0.99%          0.97%         1.00%         1.00%        0.99%
Ratio of net investment
  income to average net
  assets....................                       5.69%          5.26%         5.30%         5.52%        0.66%
Ratio of net investment
  income to average net
  assets (net of
  reimbursement)............                       5.69%          5.26%         5.35%         5.85%        5.85%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:


                                                                    BALANCED
                              ------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED
                              ------------------------------------------------------------------------------------
                                  2001           2000           1999           1998          1997          1996
                              ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, beginning
  of period.................                 $      16.32   $      15.75   $      14.58   $     13.27   $    12.04
                              ------------   ------------   ------------   ------------   -----------   ----------
Income from investment
  operations:
  Net investment income.....                         0.37           0.30           0.40          0.44         0.21
  Net gains (losses) on
    investments (both
    realized and
    unrealized).............                        (0.81)          1.40           1.31          2.02         1.77
                              ------------   ------------   ------------   ------------   -----------   ----------
Total from investment
  operations................                        (0.44)          1.70           1.71          2.46         1.98
                              ------------   ------------   ------------   ------------   -----------   ----------
Less: Dividends and
  distributions from:
  Net investment income.....                        (0.36)         (0.30)         (0.29)        (0.91)       (0.21)
  In excess of net
    investment income.......                        (0.00)**           --            --            --           --
  Net realized gain on
    investments.............                        (0.67)         (0.83)         (0.25)        (0.24)       (0.54)
  In excess of net realized
    gain on investments.....                        (0.06)            --             --            --           --
                              ------------   ------------   ------------   ------------   -----------   ----------
Total dividends and
  distributions.............                        (1.09)          1.13          (0.54)        (1.15)       (0.75)
                              ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, end of
  period....................                 $      14.79   $      16.32   $      15.75   $     14.58   $    13.27
                              ============   ============   ============   ============   ===========   ==========
Total return................                        (2.80)%        10.97%         11.81%        18.67%       16.39%
                              ============   ============   ============   ============   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period....                 $162,118,395   $143,014,166   $103,470,279   $49,014,319   $5,182,113
                              ============   ============   ============   ============   ===========   ==========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios................                         1.11%          1.14%          1.11%         1.21%        3.08%
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios (net of
  reimbursement)............                         1.10%          1.08%          1.10%         1.10%        0.97%
Ratio of net investment
  income to average net
  assets....................                         2.32%          1.84%          2.57%         2.88%        0.78%
Ratio of net investment
  income to average net
  assets (net of
  reimbursement)............                         2.33%          1.90%          2.58%         2.99%        2.98%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:


                                                                 VALUE & INCOME
                              ------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED
                              ------------------------------------------------------------------------------------
                                  2001           2000           1999           1998          1997          1996
                              ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, beginning
  of period.................                 $      21.69   $      20.93   $      19.22   $     15.25   $    13.09
                              ------------   ------------   ------------   ------------   -----------   ----------
Income from investment
  operations:
  Net investment income.....                         0.29           0.27           0.35          0.32         0.16
  Net gains on investments
    (both realized and
    unrealized).............                         1.60           1.31           2.02          4.14         2.18
                              ------------   ------------   ------------   ------------   -----------   ----------
Total from investment
  operations................                         1.89           1.58           2.37          4.46         2.34
                              ------------   ------------   ------------   ------------   -----------   ----------
Less: Dividends and
  distributions from:
  Net investment income.....                        (0.28)         (0.21)         (0.28)        (0.20)       (0.14)
  Net realized gain on
    investments.............                        (0.64)         (0.61)         (0.36)        (0.29)       (0.04)
  Tax return of capital.....                           --             --          (0.02)           --           --
                              ------------   ------------   ------------   ------------   -----------   ----------
Total dividends and
  distributions.............                        (0.92)         (0.82)         (0.66)        (0.49)       (0.18)
                              ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, end of
  period....................                 $      22.66   $      21.69   $      20.93   $     19.22   $    15.25
                              ============   ============   ============   ============   ===========   ==========
Total return................                         8.97%          7.70%         12.47%        29.31%       17.91%
                              ============   ============   ============   ============   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period....                 $402,572,301   $203,482,872   $124,478,213   $62,936,623   $7,455,379
                              ============   ============   ============   ============   ===========   ==========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios................                         1.04%          1.05%          1.09%         1.20%        3.22%
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios (net of
  reimbursement)............                         1.00%          1.00%          1.00%         1.00%        1.00%
Ratio of net investment
  income to average net
  assets....................                         1.72%          1.17%          1.63%         1.51%        0.11%
Ratio of net investment
  income to average net
  assets (net of
  reimbursement)............                         1.76%          1.22%          1.72%         1.71%        2.33%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:


                                                                GROWTH & INCOME
                              ------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED
                              ------------------------------------------------------------------------------------
                                  2001           2000           1999           1998          1997          1996
                              ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, beginning
  of period.................                 $      29.69   $      23.99   $      18.16   $     13.78   $    11.47
                              ------------   ------------   ------------   ------------   -----------   ----------
Income from investment
  operations:
  Net investment income
    (loss)..................                        (0.13)         (0.12)         (0.05)         0.02         0.19
  Net gains on investments
    (both realized and
    unrealized).............                        (5.12)          7.24           6.32          4.67         2.29
                              ------------   ------------   ------------   ------------   -----------   ----------
Total from investment
  operations................                        (5.25)          7.12           6.27          4.69         2.48
                              ------------   ------------   ------------   ------------   -----------   ----------
Less: Dividends and
  distributions from:
  Net investment income.....                           --             --          (0.01)        (0.06)       (0.15)
  Net realized gain on
    investments.............                        (0.39)         (1.42)         (0.01)        (0.25)       (0.02)
  Tax return of capital.....                        (0.00)**           --         (0.42)           --           --
                              ------------   ------------   ------------   ------------   -----------   ----------
Total dividends and
  distributions.............                        (0.39)         (1.42)         (0.44)        (0.31)       (0.17)
                              ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, end of
  period....................                 $      24.05   $      29.69   $      23.99   $     18.16   $    13.78
                              ============   ============   ============   ============   ===========   ==========
Total return................                       (17.91)%        30.05%         34.63%        34.14%       21.61%
                              ============   ============   ============   ============   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period....                 $470,988,907   $459,797,532   $200,946,409   $61,020,784   $5,483,747
                              ============   ============   ============   ============   ===========   ==========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios................                         1.20%          1.20%          1.24%         1.39%        3.99%
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios (net of
  reimbursement)............                         1.15%          1.15%          1.15%         1.15%        1.14%
Ratio of net investment
  income to average net
  assets....................                        (0.51)%        (0.51)%        (0.32)%       (0.15)%      (2.38)%
Ratio of net investment
  income to average net
  assets (net of
  reimbursement)............                        (0.46)%        (0.46)%        (0.22)%        0.10%        0.47%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:


                                                                 EQUITY GROWTH
                              ------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED
                              ------------------------------------------------------------------------------------
                                  2001           2000           1999           1998          1997          1996
                              ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, beginning
  of period.................                 $      30.72   $      23.32   $      17.73   $     14.50   $    13.36
                              ------------   ------------   ------------   ------------   -----------   ----------
Income from investment
  operations:
  Net investment income
    (loss)..................                        (0.15)         (0.12)         (0.07)        (0.03)          --
  Net gains (losses) on
    investments (both
    realized and
    unrealized).............                        (4.90)          8.69           6.41          3.85         2.41
                              ------------   ------------   ------------   ------------   -----------   ----------
Total from investment
  operations................                        (5.05)          8.57           6.34          3.82         2.41
                              ------------   ------------   ------------   ------------   -----------   ----------
Less: Dividends and
  distributions from:
  Net investment income.....                           --             --          (0.09)        (0.26)          --
  Net realized gain on
    investments.............                        (1.47)         (1.17)         (0.66)        (0.33)       (1.18)
  Tax return of capital.....                           --             --             --         (0.00)**      (0.09)
                              ------------   ------------   ------------   ------------   -----------   ----------
Total dividends and
  distributions.............                        (1.47)         (1.17)         (0.75)        (0.59)       (1.27)
                              ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, end of
  period....................                 $      24.20   $      30.72   $      23.32   $     17.73   $    14.50
                              ============   ============   ============   ============   ===========   ==========
Total return................                       (16.72)%        37.08%         35.97%        26.54%       17.93%
                              ============   ============   ============   ============   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period....                 $410,609,144   $352,834,964   $150,958,507   $57,186,689   $3,859,931
                              ============   ============   ============   ============   ===========   ==========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios................                         1.22%          1.21%          1.26%         1.37%        4.34%
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios (net of
  reimbursement)............                         1.22%          1.21%          1.24%         1.25%        1.20%
Ratio of net investment
  income to average net
  assets....................                        (0.53)%        (0.46)%        (0.38)%       (0.31)%      (3.64)%
Ratio of net investment
  income to average net
  assets (net of
  reimbursement)............                        (0.53)%        (0.46)%        (0.36)%       (0.19)%       0.50%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

                                 MID-CAP VALUE

                                 MID-CAP GROWTH

For the average shares outstanding for each year:


                                                                SPECIAL EQUITY
                             ------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED
                             ------------------------------------------------------------------------------------
                                 2001           2000           1999           1998          1997          1996
                             ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, beginning
  of period................                 $      24.48   $      20.98   $      20.56   $     17.09   $    13.95
                             ------------   ------------   ------------   ------------   -----------   ----------
Income from investment
  operations:
  Net investment income
    (loss).................                        (0.12)         (0.10)         (0.09)        (0.04)          --
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............                        (0.97)          5.26           0.72          4.41         3.58
                             ------------   ------------   ------------   ------------   -----------   ----------
Total from investment
  operations...............                        (1.09)          5.16           0.63          4.37         3.58
                             ------------   ------------   ------------   ------------   -----------   ----------
Less: Dividends and
  distributions from:
  Net investment income....                           --             --          (0.07)        (0.39)          --
  In excess of net
    investment income......                           --             --             --            --        (0.03)
  Net realized gain on
    investments............                        (0.07)         (1.66)         (0.05)        (0.51)       (0.38)
  In excess of net realized
    gain on investments....                        (0.60)            --             --            --           --
  Tax return of capital....                        (0.00)**           --         (0.09)           --        (0.03)
                             ------------   ------------   ------------   ------------   -----------   ----------
Total dividends and
  distributions............                        (0.67)         (1.66)         (0.21)        (0.90)       (0.44)
                             ------------   ------------   ------------   ------------   -----------   ----------
Net asset value, end of
  period...................                 $      22.72   $      24.48   $      20.98   $     20.56   $    17.09
                             ============   ============   ============   ============   ===========   ==========
Total return...............                        (4.70)%        25.26%          3.15%        25.82%       25.76%
                             ============   ============   ============   ============   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period...                 $303,672,055   $224,430,627   $125,863,140   $63,237,963   $7,736,347
                             ============   ============   ============   ============   ===========   ==========
Ratio of expenses to
  average net assets,
  including expenses of the
  Series Portfolios........                         1.41%          1.43%          1.46%         1.57%        3.63%
Ratio of expenses to
  average net assets,
  including expenses of the
  Series Portfolios (net of
  reimbursement)...........                         1.41%          1.43%          1.45%         1.50%        1.49%
Ratio of net investment
  income to average net
  assets...................                        (0.48)%        (0.45)%        (0.47)%       (0.26)%      (2.48)%
Ratio of net investment
  income to average net
  assets (net of
  reimbursement)...........                        (0.48)%        (0.45)%        (0.46)%       (0.18)%      (0.34)%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:


                                                                AGGRESSIVE EQUITY(2)
                                  --------------------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED
                                  --------------------------------------------------------------------------------
                                      2001           2000           1999          1998          1997        1996
                                  ------------   ------------   ------------   -----------   ----------   --------
Net asset value, beginning of
  period........................                 $      20.96   $      13.84   $     10.00   $     9.43   $  10.00
                                  ------------   ------------   ------------   -----------   ----------   --------
Income from investment
  operations:
  Net investment income
    (loss)......................                        (0.25)         (0.15)        (0.09)       (0.06)      0.05
  Net gains (losses) on
    investments (both realized
    and unrealized).............                        (2.61)          8.86          4.24         0.63      (0.58)
                                  ------------   ------------   ------------   -----------   ----------   --------
Total from investment
  operations....................                        (2.86)          8.71          4.15         0.57      (0.53)
                                  ------------   ------------   ------------   -----------   ----------   --------
Less: Dividends and
  distributions from:
  Net investment income.........                           --             --            --           --      (0.04)
  Net realized gain on
    investments.................                           --          (1.59)        (0.00)**         --        --
  In excess of net realized gain
    on investments..............                        (0.18)            --            --           --         --
  Tax return of capital.........                        (0.00)**           --        (0.31)          --         --
                                  ------------   ------------   ------------   -----------   ----------   --------
Total dividends and
  distributions.................                        (0.18)         (1.59)        (0.31)          --      (0.04)
                                  ------------   ------------   ------------   -----------   ----------   --------
Net asset value, end of
  period........................                 $      17.92          20.96   $     13.84   $    10.00   $   9.43
                                  ============   ============   ============   ===========   ==========   ========
Total return....................                       (13.85)%        64.01         41.79%        6.13%     (9.51)%*
                                  ============   ============   ============   ===========   ==========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........                 $218,009,257   $118,496,343   $34,154,980   $8,855,719   $326,476
                                  ============   ============   ============   ===========   ==========   ========
Ratio of expenses to average net
  assets, including expenses of
  the Series Portfolios.........                         1.56%          1.63%         1.87%        2.70%     64.34%*
Ratio of expenses to average net
  assets, including expenses of
  the Series Portfolios (net of
  reimbursement)................                         1.50%          1.49%         1.50%        1.43%      1.41%*
Ratio of net investment income
  to average net assets.........                        (1.20)%        (1.07)%       (1.19)%      (1.81)%   (64.36)%*
Ratio of net investment income
  to average net assets (net of
  reimbursement)................                        (1.14)%        (0.93)%       (0.82)%      (0.54)%    (1.05)%*


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

For the average shares outstanding for each year:


                                                                  HIGH YIELD BOND(3)
                                     -----------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED
                                     -----------------------------------------------------------------------------
                                        2001          2000          1999          1998          1997        1996
                                     -----------   -----------   -----------   -----------   ----------   --------
Net asset value, beginning of
  period...........................                $     10.38   $     11.55   $     11.38   $    10.68   $  10.00
                                     -----------   -----------   -----------   -----------   ----------   --------
Income from investment operations:
  Net investment income............                       0.86          0.90          0.96         0.94       0.21
  Net gains (losses) on investments
    (both realized and
    unrealized)....................                      (1.29)        (0.89)        (0.70)        0.37       0.66
                                     -----------   -----------   -----------   -----------   ----------   --------
Total from investment operations...                      (0.43)         0.01          0.26         1.31       0.87
                                     -----------   -----------   -----------   -----------   ----------   --------
Less: Dividends and distributions
  from:
  Net investment income............                      (0.82)        (1.17)        (0.08)       (0.58)     (0.19)
  In excess of net investment
    income.........................                      (0.01)        (0.01)           --           --         --
  Net realized gain on
    investments....................                         --            --         (0.01)       (0.03)        --
  In excess of net realized gain on
    investments....................                         --            --            --           --         --
  Tax return of capital............                         --            --            --           --         --
                                     -----------   -----------   -----------   -----------   ----------   --------
Total dividends and
  distributions....................                      (0.83)        (1.18)        (0.09)       (0.61)     (0.19)
                                     -----------   -----------   -----------   -----------   ----------   --------
Net asset value, end of period.....                $      9.12   $     10.38   $     11.55   $    11.38   $  10.68
                                     ===========   ===========   ===========   ===========   ==========   ========
Total return.......................                      (4.44)%        0.04%         2.20%       12.28%      9.50%*
                                     ===========   ===========   ===========   ===========   ==========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period...........                $58,600,529   $38,290,334   $22,994,590   $8,430,804   $738,100
                                     ===========   ===========   ===========   ===========   ==========   ========
Ratio of expenses to average net
  assets, including expenses of the
  Series Portfolios................                       1.34%         1.30%         1.40%        1.88%     25.60%*
Ratio of expenses to average net
  assets, including expenses of the
  Series Portfolios (net of
  reimbursement)...................                       1.10%         1.10%         1.10%        1.10%      1.10%*
Ratio of net investment income to
  average net assets...............                       8.50%         7.78%         7.89%        7.44%    (16.15)%*
Ratio of net investment income to
  average net assets (net of
  reimbursement)...................                       8.74%         7.98%         8.19%        8.22%      8.35%*


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

FOR THE AVERAGE SHARES OUTSTANDING FOR EACH YEAR:


                                                             INTERNATIONAL EQUITY(4)
                               -----------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED
                               -----------------------------------------------------------------------------------
                                   2001           2000           1999          1998          1997          1996
                               ------------   ------------   ------------   -----------   -----------   ----------
Net asset value, beginning of
  period.....................                 $      20.63   $      12.87   $     11.86   $     11.27   $    10.00
                               ------------   ------------   ------------   -----------   -----------   ----------
Income from investment
  operations:
  Net investment income......                         0.04           0.03          0.06          0.04         0.01
  Net gains (losses) on
    investments (both
    realized and
    unrealized)..............                        (3.97)          8.14          1.18          0.83         1.37
                               ------------   ------------   ------------   -----------   -----------   ----------
Total from investment
  operations.................                        (3.93)          8.17          1.24          0.87         1.38
                               ------------   ------------   ------------   -----------   -----------   ----------
Less: Dividends and
  distributions from:
  Net investment income......                        (0.02)            --         (0.01)        (0.20)       (0.01)
  In excess of net investment
    income...................                        (0.05)         (0.08)           --            --           --
  Net realized gain on
    investments..............                        (1.01)         (0.33)        (0.12)        (0.08)       (0.04)
  In excess of net realized
    gain on investments......                           --             --            --            --        (0.04)
  Tax return of capital......                           --             --         (0.10)        (0.00)**      (0.02)
                               ------------   ------------   ------------   -----------   -----------   ----------
Total dividends and
  distributions..............                        (1.08)         (0.41)        (0.23)        (0.28)       (0.11)
                               ------------   ------------   ------------   -----------   -----------   ----------
Net asset value, end of
  period.....................                 $      15.62   $      20.63   $     12.87   $     11.86   $    11.27
                               ============   ============   ============   ===========   ===========   ==========
Total return.................                       (19.15)%        63.73%        10.47%         7.74%       14.59%*
                               ============   ============   ============   ===========   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....                 $228,972,847   $175,208,902   $63,404,266   $30,063,542   $2,398,279
                               ============   ============   ============   ===========   ===========   ==========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios.................                         1.41%          1.45%         1.53%         1.72%        9.79%*
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios (net of
  reimbursement).............                         1.40%          1.40%         1.40%         1.40%        1.41%*
Ratio of net investment
  income to average net
  assets.....................                         0.20%          0.10%         0.35%        (0.03)%      (7.91)%*
Ratio of net investment
  income to average net
  assets (net of
  reimbursement).............                         0.21%          0.15%         0.48%         0.29%        0.48%*


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996

FOR THE AVERAGE SHARES OUTSTANDING FOR EACH YEAR:


                                                                            STOCK INDEX(5)
                                                              -------------------------------------------
                                                                          FOR THE YEAR ENDED
                                                              -------------------------------------------
                                                                  2001            2000           1999
                                                              ------------    ------------    -----------
Net asset value, beginning of period........................  $               $      11.49    $     10.00
                                                              ------------    ------------    -----------
Income from investment operations:
  Net investment income (loss)..............................                          0.07           0.07
  Net gains (losses) on investments (both realized and
    unrealized).............................................                         (1.19)          1.49
                                                              ------------    ------------    -----------
Total income (loss) from investment operations..............                         (1.12)          1.56
                                                              ------------    ------------    -----------
Less: Dividends and distributions from:
  Net investment income.....................................                         (0.05)         (0.07)
  In excess of net investment income........................                            --             --
  Net realized gains (losses) on investments................                         (0.01)            --
  In excess of net realized gains (losses) on investments...                            --             --
  Tax return of capital.....................................                            --             --
                                                              ------------    ------------    -----------
Total dividends and distributions...........................                         (0.06)         (0.07)
                                                              ------------    ------------    -----------
Net asset value, end of period..............................                  $      10.31    $     11.49
                                                              ============    ============    ===========
Total return................................................                         (9.78)%        15.37%
                                                              ============    ============    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period....................................                  $110,881,660    $25,774,897
                                                              ============    ============    ===========
Ratio of expenses to average net assets, including expenses
  of the Series Portfolios..................................                          0.74%          1.05%*
Ratio of expenses to average net assets, including expenses
  of the Series Portfolios (net of reimbursement)...........                          0.65%          0.65%*
Ratio of net investment income to average net assets
  (loss)....................................................                          0.52%          0.41%*
Ratio of net investment income (loss) to average net assets
  (net of reimbursement)....................................                          0.61%          0.81%*


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations February 22, 1996
(2) Commencement of operations June 11, 1996
(3) Commencement of operations January 30, 1996
(4) Commencement of operations January 18, 1996
(5) Commencements of operations March 10, 1999

For the average shares outstanding for each year:


                                                                 SHORT HORIZON
                                     ----------------------------------------------------------------------
                                                           STRATEGIC ALLOCATION FUND
                                     ----------------------------------------------------------------------
                                                               FOR THE YEAR ENDED
                                     ----------------------------------------------------------------------
                                        2001           2000           1999           1998           1997
                                     -----------    -----------    -----------    -----------    ----------
Net asset value, beginning of
  period...........................  $              $     10.56          10.92    $     10.70    $    10.34
                                     -----------    -----------    -----------    -----------    ----------
Income from investment operations:
  Net investment income............                        0.59           0.49           0.44          0.49
  Net gains (losses) on investments
    (both realized and
    unrealized)....................                        0.13          (0.34)          0.24          0.41
                                     -----------    -----------    -----------    -----------    ----------
Total from investment operations...                        0.72           0.15           0.68          0.90
                                     -----------    -----------    -----------    -----------    ----------
Less: Dividends and distributions
  from:
  Net investment income............                       (0.54)         (0.47)         (0.41)        (0.52)
  Net realized gain on
    investments....................                          --          (0.04)         (0.05)        (0.02)
  Distributions in excess of
    realized gains on
    investments....................                       (0.04)            --             --            --
  Tax return of capital............                          --             --          (0.00)**         --
                                     -----------    -----------    -----------    -----------    ----------
Total dividends and
  distributions....................                       (0.58)         (0.51)         (0.46)        (0.54)
                                     -----------    -----------    -----------    -----------    ----------
Net asset value, end of period.....                 $     10.70          10.56    $     10.92    $    10.70
                                     ===========    ===========    ===========    ===========    ==========
Total return.......................                        6.97%          1.45%          6.37%         8.69%
                                     ===========    ===========    ===========    ===========    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period...........                 $38,301,449    $16,574,749    $13,019,430    $6,015,072
                                     ===========    ===========    ===========    ===========    ==========
Ratio of expenses to average net
  assets...........................                        0.20%          0.20%          0.20%         0.20%
Ratio of net investment income to
  average net assets...............                        5.58%          4.48%          4.00%         4.49%
Portfolio turnover rate............                         131%            41%           113%          348%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

For the average shares outstanding for each year:


                                                                      SHORT INTERMEDIATE
                                                    ------------------------------------------------------
                                                                      HORIZON STRATEGIC
                                                    ------------------------------------------------------
                                                                       ALLOCATION FUND
                                                    ------------------------------------------------------
                                                                      FOR THE YEAR ENDED
                                                    ------------------------------------------------------
                                                       2001           2000           1999        1998(2)
                                                    -----------    -----------    ----------    ----------
Net asset value, beginning of period............    $              $     10.25    $    10.04    $    10.00
                                                    -----------    -----------    ----------    ----------
Income from investment operations:
  Net investment income.........................                          0.51          0.61          0.46
  Net gains (losses) on investments (both
    realized and unrealized)....................                         (0.32)         0.15         (0.09)
                                                    -----------    -----------    ----------    ----------
Total from investment operations................                          0.19          0.76          0.37
                                                    -----------    -----------    ----------    ----------
Less: Dividends and distributions from:
  Net investment income.........................                         (0.40)        (0.47)        (0.27)
  Net realized gain on investments..............                         (0.18)        (0.08)        (0.06)
  Distributions in excess of realized gains on
    investments.................................                         (0.11)           --            --
  Tax return of capital.........................                         (0.01)           --         (0.00)**
                                                    -----------    -----------    ----------    ----------
Total dividends and distributions...............                         (0.70)        (0.55)        (0.33)
                                                    -----------    -----------    ----------    ----------
Net asset value, end of period..................                   $      9.74    $    10.25    $    10.04
                                                    ===========    ===========    ==========    ==========
Total return....................................                          1.86%         7.70%         3.73%*
                                                    ===========    ===========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........................                   $33,902,100    $9,703,880    $3,657,312
                                                    ===========    ===========    ==========    ==========
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios...                          0.20%         0.20%         0.20%*
Ratio of net investment income to average net
  assets........................................                          5.03%         5.91%         6.94%*
Portfolio turnover rate.........................                           208%          119%          260%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

For the average shares outstanding for each year:


                                                            INTERMEDIATE HORIZON
                                  -------------------------------------------------------------------------
                                                          STRATEGIC ALLOCATION FUND
                                  -------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED
                                  -------------------------------------------------------------------------
                                      2001            2000           1999           1998           1997
                                  ------------    ------------    -----------    -----------    -----------
Net asset value, beginning of
  period......................    $               $      12.64          11.83    $     10.98    $     10.32
                                  ------------    ------------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment income.......                            0.41           0.57           0.34           0.48
  Net gains (losses) on
    investments (both realized
    and unrealized)...........                           (0.53)          0.96           1.00           0.99
                                  ------------    ------------    -----------    -----------    -----------
Total from investment
  operations..................                           (0.12)          1.53           1.34           1.47
                                  ------------    ------------    -----------    -----------    -----------
Less: Dividends and
  distributions from:
  Net investment income.......                           (0.43)         (0.49)         (0.35)         (0.72)
  Net realized gain on
    investments...............                           (0.49)         (0.23)         (0.14)         (0.08)
  Distributions in excess of
    realized gains on
    investments...............                           (0.08)            --             --             --
  Tax return of capital.......                           (0.00)**          --          (0.00)**       (0.01)
                                  ------------    ------------    -----------    -----------    -----------
Total dividends and
  distributions...............                           (1.00)         (0.72)         (0.49)         (0.81)
                                  ------------    ------------    -----------    -----------    -----------
Net asset value, end of
  period......................                    $      11.52    $     12.64    $     11.83    $     10.98
                                  ============    ============    ===========    ===========    ===========
Total return..................                           (0.86)%        13.14%         12.27%         14.29%
                                  ============    ============    ===========    ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period......                    $158,753,692    $94,988,890    $57,365,875    $24,664,668
                                  ============    ============    ===========    ===========    ===========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios..................                            0.20%          0.20%          0.20%          0.20%
Ratio of net investment income
  to average net assets.......                            3.30%          4.59%          2.97%          4.26%
Portfolio turnover rate.......                             129%            56%           124%           322%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

For the average shares outstanding for each year:


                                                         INTERMEDIATE LONG HORIZON
                                 --------------------------------------------------------------------------
                                                         STRATEGIC ALLOCATION FUND
                                 --------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED
                                 --------------------------------------------------------------------------
                                     2001            2000            1999           1998           1997
                                 ------------    ------------    ------------    -----------    -----------
Net asset value, beginning of
  period.....................    $               $      13.60    $      12.32    $     11.32    $     10.30
                                 ------------    ------------    ------------    -----------    -----------
Income from investment
  operations:
  Net investment income......                            0.32            0.51           0.28           0.41
  Net gains (losses) on
    investments (both
    realized and
    unrealized)..............                           (0.80)           1.80           1.29           1.53
                                 ------------    ------------    ------------    -----------    -----------
Total from investment
  operations.................                           (0.48)           2.31           1.57           1.94
                                 ------------    ------------    ------------    -----------    -----------
Less: Dividends and
  distributions from:
  Net investment income......                           (0.34)          (0.46)         (0.39)         (0.80)
  Net realized gain on
    investments..............                           (0.66)          (0.57)         (0.18)         (0.11)
  Distributions in excess of
    realized gains on
    investments..............                           (0.07)             --             --             --
  Tax return of capital......                           (0.00)**           --          (0.00)**       (0.01)
                                 ------------    ------------    ------------    -----------    -----------
Total dividends and
  distributions..............                           (1.07)          (1.03)         (0.57)         (0.92)
                                 ------------    ------------    ------------    -----------    -----------
Net asset value, end
  of period..................                    $      12.05    $      13.60    $     12.32    $     11.32
                                 ============    ============    ============    ===========    ===========
Total return.................                           (3.43)%         19.06%         14.02%         18.95%
                                 ============    ============    ============    ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....                    $204,228,309    $127,900,157    $62,688,689    $25,866,529
                                 ============    ============    ============    ===========    ===========
Ratio of expenses to average
  net assets, including
  expenses of the Series
  Portfolios.................                            0.20%           0.20%          0.20%          0.20%
Ratio of net investment
  income to average
  net assets.................                            2.40%           3.90%          2.33%          3.55%
Portfolio turnover rate......                             121%            107%           135%           336%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

For the average shares outstanding for each year:


                                                                        LONG HORIZON
                                                  --------------------------------------------------------
                                                                 STRATEGIC ALLOCATION FUND
                                                  --------------------------------------------------------
                                                                     FOR THE YEAR ENDED
                                                  --------------------------------------------------------
                                                     2001           2000           1999          1998(2)
                                                  -----------    -----------    -----------    -----------
Net asset value, beginning of period............  $              $     12.32    $     10.08    $     10.00
                                                  -----------    -----------    -----------    -----------
Income from investment operations:
  Net investment income.........................                        0.15           0.39           0.21
  Net gains (losses) on investments (both
    realized and unrealized)....................                       (1.04)          2.34           0.16
                                                  -----------    -----------    -----------    -----------
Total from investment operations................                       (0.89)          2.73           0.37
                                                  -----------    -----------    -----------    -----------
Less: Dividends and distributions from:
  Net investment income.........................                       (0.14)         (0.27)         (0.12)
  Net realized gain on investments..............                       (0.21)         (0.22)         (0.17)
  Distributions in excess of realized gains on
    investments.................................                       (0.00)**          --             --
  Tax return of capital.........................                       (0.00)**          --          (0.00)**
                                                  -----------    -----------    -----------    -----------
Total dividends and distributions...............                       (0.35)         (0.49)         (0.29)
                                                  -----------    -----------    -----------    -----------
Net asset value, end of period..................                 $     11.08    $     12.32    $     10.08
                                                  ===========    ===========    ===========    ===========
Total return....................................                       (7.27)%        27.41%          3.81%*
                                                  ===========    ===========    ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........................                 $88,182,339    $37,930,335    $10,672,299
                                                  ===========    ===========    ===========    ===========
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios...                         .20%           .20%          0.20%*
Ratio of net investment income to average net
  assets........................................                        1.26%          3.49%          3.35%*
Portfolio turnover rate.........................                         112%           108%           276%


------------------
  * Annualized
 ** Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

                                                                      APPENDIX A

                           STRATEGIC ALLOCATION FUNDS

Under normal circumstances, the Strategic Allocation Funds are allocated among the Money Market, Bond and Stock Funds, other than the Stock Index Fund as follows:

                                           -----------------------------------------------------------------------------------------
                                                   SHORT HORIZON              SHORT/INTERMEDIATE           INTERMEDIATE HORIZON
                                                     STRATEGIC                 HORIZON STRATEGIC                 STRATEGIC
                                                  ALLOCATION FUND               ALLOCATION FUND               ALLOCATION FUND
                                           -----------------------------------------------------------------------------------------
                                                              TARGET                        TARGET                        TARGET
                                               NORMAL         WITHIN         NORMAL         WITHIN         NORMAL         WITHIN
                                               RANGE          RANGE          RANGE          RANGE          RANGE          RANGE
------------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET                                 0-20%           10%           0-10%            0%           0-10%            0%
------------------------------------------------------------------------------------------------------------------------------------
  High Quality Bond                            10-30%          20%           5-25%           15%           0-20%           10%
------------------------------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond                 10-30%          20%           0-15%            5%           0-15%            5%
------------------------------------------------------------------------------------------------------------------------------------
  Core Bond                                    20-40%          30%           25-45%          35%           15-35%          25%
------------------------------------------------------------------------------------------------------------------------------------
  High-Yield Bond                              0-20%           10%           5-25%           15%           0-20%           10%
------------------------------------------------------------------------------------------------------------------------------------
  Value & Income                               0-20%           10%           0-20%            9%           5-25%           15%
------------------------------------------------------------------------------------------------------------------------------------
  Growth & Income                               N/A            N/A           0-15%            5%           0-20%            8%
------------------------------------------------------------------------------------------------------------------------------------
  Equity Growth                                 N/A            N/A           0-15%            4%           0-15%            7%
------------------------------------------------------------------------------------------------------------------------------------
  Special Equity                                N/A            N/A           0-15%            6%           0-20%           10%
------------------------------------------------------------------------------------------------------------------------------------
  Aggressive Equity                             N/A            N/A           0-10%            2%           0-10%            3%
------------------------------------------------------------------------------------------------------------------------------------
  International Equity                          N/A            N/A           0-15%            4%           0-15%            7%
------------------------------------------------------------------------------------------------------------------------------------

                                           -----------------------------------------------------------
                                                 INTERMEDIATE/LONG               LONG HORIZON
                                                 HORIZON STRATEGIC                 STRATEGIC
                                                  ALLOCATION FUND               ALLOCATION FUND
                                           -----------------------------------------------------------
                                                              TARGET                        TARGET
                                               NORMAL         WITHIN         NORMAL         WITHIN
                                               RANGE          RANGE          RANGE          RANGE
------------------------------------------------------------------------------------------------------
  MONEY MARKET                                 0-10%            0%           0-10%            0%
------------------------------------------------------------------------------------------------------
  HIGH QUALITY BOND                            0-15%            5%           0-10%            0%
------------------------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT BOND                 0-15%            5%           0-10%            0%
------------------------------------------------------------------------------------------------------
  CORE BOND                                    0-20%           12%           0-10%            0%
------------------------------------------------------------------------------------------------------
  HIGH-YIELD BOND                              0-15%            8%           0-10%            0%
------------------------------------------------------------------------------------------------------
  VALUE & INCOME                               10-30%          21%           20-40%          30%
------------------------------------------------------------------------------------------------------
  GROWTH & INCOME                              0-20%           11%           5-25%           15%
------------------------------------------------------------------------------------------------------
  EQUITY GROWTH                                0-20%           10%           5-25%           15%
------------------------------------------------------------------------------------------------------
  SPECIAL EQUITY                               0-20%           14%           10-30%          20%
------------------------------------------------------------------------------------------------------
  AGGRESSIVE EQUITY                            0-10%            4%           0-15%            5%
------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY                         0-20%           10%           5-25%           15%
------------------------------------------------------------------------------------------------------

                                                                      APPENDIX B

           INSTRUCTIONS FOR PURCHASES AND SALES FROM THE DISTRIBUTOR

PURCHASES

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Diversified Investors Funds Group and mailed to:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

Checks for shares of the Strategic Allocation Funds should be made payable to The Diversified Strategic Allocation Funds and mailed to:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call
(800) 926-0044 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Fund Group (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Diversified Investors Strategic Allocation Funds (in case of a purchase of a Strategic Allocation
Fund), in each case at the address above.

SALES (REDEMPTIONS)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Diversified Investors Funds Group at:

        The Diversified Investors Fund Group
        4 Manhattanville Road
        Purchase, New York 10577

Requests to redeem shares in any of the Strategic Allocation Funds should be mailed to The Diversified Investors Strategic Allocation Funds at:
        The Diversified Investors Strategic Allocation Funds
        4 Manhattanville Road
        Purchase, New York 10577

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

                     (This page intentionally left blank.)

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 926-0044.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file numbers: 811-7674
                  811-07495

Prospectus

                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP
            THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS

                     Diversified Investment Advisors, Inc.,
                               investment adviser

MONEY MARKET FUND
Diversified Institutional Money Market Fund

BOND FUNDS
Diversified Institutional High Quality Bond Fund
Diversified Institutional Intermediate Government Bond Fund
Diversified Institutional Core Bond Fund
Diversified Institutional High-Yield Bond Fund

BALANCED FUND
Diversified Institutional Balanced Fund

STOCK FUNDS
Diversified Institutional Stock Index Fund
Diversified Institutional Value & Income Fund
Diversified Institutional Growth & Income Fund
Diversified Institutional Equity Growth Fund

Diversified Institutional Mid-Cap Value Fund


Diversified Institutional Small-Cap Value Fund


Diversified Institutional Mid-Cap Growth Fund


Diversified Institutional Small-Cap Growth Fund

Diversified Institutional Special Equity Fund
Diversified Institutional Aggressive Equity Fund
Diversified Institutional International Equity Fund

STRATEGIC ALLOCATION FUNDS
Institutional Short Horizon Strategic Allocation Fund
Institutional Short/Intermediate Horizon Strategic Allocation Fund Institutional Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate/Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic Allocation Fund

The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in a
Strategic Allocation Fund. The Strategic Allocation Funds invest in combinations of the other Funds determined by Diversified Investment Advisors. No Fund, by itself, is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this prospectus, and any representation to the contrary
                             is a criminal offense.


May 1, 2002

                     (This page intentionally left blank.)

TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Funds at a Glance.......................................  2
     Money Market Fund......................................  2
     Bond Funds.............................................  4
     Balanced Fund..........................................  8
     Stock Funds............................................  11
     Strategic Allocation Funds.............................  18
Shareholder Services........................................  22
     How to Reach the Funds.................................  22
     How to Purchase Shares.................................  22
     How the Price of Your Shares is Calculated.............  23
     How to Sell Shares.....................................  23
     Shareholder Services and Policies......................  24
Dividends and Distributions.................................  25
Tax Matters.................................................  25
Management..................................................  26
More About the Funds........................................  31
     Money Market Fund......................................  32
     Bond Funds.............................................  33
     Balanced Fund..........................................  35
     Stock Funds............................................  35
     Strategic Allocation Funds.............................  39
     Risks..................................................  39
General Information.........................................  43
Additional Performance Information..........................  43
Appendix A -- Strategic Allocation Funds....................  A-1
Appendix B -- Instructions for Purchases and Sales from the
  Distributor...............................................  B-1

THE FUNDS AT A GLANCE
                                                               MONEY MARKET FUND

DIVERSIFIED INSTITUTIONAL MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS


The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.


     - The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments.

     - The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     - If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital.

FUND PERFORMANCE


The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.



     - The bar chart shows changes in the Fund's performance from year to year.



     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.



When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.



TOTAL RETURN


(per calendar year)


2001

[TOTAL RETURN BAR CHART]

                                                                DIVERSIFIED INVESTORS MONEY MARKET FUND
                                                                ---------------------------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest                  %
-----------------------------------------------------------------
      Lowest                   %
-----------------------------------------------------------------



---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year          January 1, 1994
---------------------------------------------------------------------------------
           Money Market Fund
---------------------------------------------------------------------------------
             Salomon Bros.
            3-Month T-Bill
                 Index
---------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE MONEY MARKET FUND.


    ---------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    ---------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                    None
    ---------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                                None
    ---------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
    ---------------------------------------------------------------------------------
     Redemption Fee                                                      None
    ---------------------------------------------------------------------------------
     Exchange Fee                                                        None
    ---------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)(2)
    ---------------------------------------------------------------------------------
     Advisory Fee                                                       0.25%
    ---------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                          0.25%
    ---------------------------------------------------------------------------------
     Other Expenses
    ---------------------------------------------------------------------------------
           Administrative Services Fee                                  0.05%
    ---------------------------------------------------------------------------------
           Miscellaneous Expenses                                       0.62%
    ---------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                               1.17%
    ---------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(3)                         0.67%
    ---------------------------------------------------------------------------------
     NET EXPENSES                                                       0.50%
    ---------------------------------------------------------------------------------

   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) Based on estimated expenses for the current fiscal year.

   (3) On         , the Adviser contractually agreed to reimburse certain of the
       Fund's expenses for a period of 10 years.


EXAMPLE

This example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  -----------------------------------
       1 YEAR            3 YEARS
  -----------------------------------
         $51              $160
  -----------------------------------

                                                                      BOND FUNDS

DIVERSIFIED INSTITUTIONAL HIGH QUALITY BOND FUND
DIVERSIFIED INSTITUTIONAL INTERMEDIATE GOVERNMENT BOND FUND
DIVERSIFIED INSTITUTIONAL CORE BOND FUND
DIVERSIFIED INSTITUTIONAL HIGH-YIELD BOND FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

HIGH QUALITY BOND FUND              The Fund's goal is to provide a high
                                    risk-adjusted return while focusing on the preservation of capital.

INTERMEDIATE GOVERNMENT BOND FUND   The Fund's goal is to provide as high a
                                    level of current income as is consistent with the preservation of capital.

CORE BOND FUND                      The Fund's goal is to achieve maximum total
                                    return.

HIGH-YIELD BOND FUND                The Fund's goal is to provide a high level
                                    of current income.

MAIN INVESTMENT STRATEGIES

HIGH QUALITY BOND FUND


The High Quality Bond Fund invests primarily in a diverse portfolio of high quality bonds and other debt securities with short and intermediate maturities. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.



The Fund considers securities rated BBB- or better by Standard & Poor's or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality), at the time the securities are purchased, to be high quality.


The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances.

INTERMEDIATE GOVERNMENT BOND FUND


The Intermediate Government Bond Fund invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 80% of its net assets in government bonds and related investments.


The Fund's dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

CORE BOND FUND


The Core Bond Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities) The Fund also invests in securities of foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.



Investment grade debt securities carry, at the time the securities are purchased, a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.


The Fund's dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances.

HIGH-YIELD BOND FUND


The High-Yield Bond Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.


The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

ALL BOND FUNDS

Each of the Bond Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of securities held by the High-Yield Bond Fund may be quite volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - PORTFOLIO SELECTION. The advisers of the Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Fund may lose money, or their investment in a Fund may not do as well as investments in other fixed income funds.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income (or, for the Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). Consider the HIGH QUALITY BOND FUND if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the INTERMEDIATE GOVERNMENT BOND FUND if you are seeking a higher yield than a money market fund and more price stability than a lower quality or longer-term bond fund. This Fund offers an added measure of protection against credit risk with its focus on U.S. government securities. Consider the CORE BOND FUND if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH-YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

FUND PERFORMANCE



The following bar chart and tables can help you evaluate the risks of investing in the Funds, and how the Funds' returns have varied over time.



     - The bar chart shows changes in the Funds' performance from year to year.



     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.



When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.



HIGH QUALITY BOND FUND



TOTAL RETURN


(per calendar year)


2001

[HIGH QUALITY BOND FUND BAR CHART]

                                                                        HIGH QUALITY BOND FUND
                                                                        ----------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
    High Quality
     Bond Fund
-----------------------------------------------------------------------------------
   Merrill Lynch
      1-3 Year
   Treasury Index
-----------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND FUND

TOTAL RETURN
(per calendar year)
2001
[INTERMEDIATE GOVERNMENT BOND CHART]

                                                                   INTERMEDIATE GOVERNMENT BOND FUND
                                                                   ---------------------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
--------------------------------------------------------------
                                            Since Inception
                            1 Year         February 22, 1996
--------------------------------------------------------------
    Intermediate
  Government Fund
--------------------------------------------------------------
    Lehman Bros.
 Intermediate Gov.
     Bond Index
--------------------------------------------------------------

CORE BOND FUND


TOTAL RETURN
(per calendar year)
2001
[INTERMEDIATE GOVERNMENT BOND CHART]

                                                                            CORE BOND FUND
                                                                            --------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1,1994
-----------------------------------------------------------------------------------
   Core Bond Fund
-----------------------------------------------------------------------------------
    Lehman Bros.
Aggregate Bond Index
-----------------------------------------------------------------------------------

HIGH-YIELD BOND FUND



TOTAL RETURN


(per calendar year)


2001

[HIGH-YIELD BOND FUND CHART]

                                                                         HIGH YIELD BOND FUND
                                                                         --------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
--------------------------------------------------------------
                                            Since Inception
                            1 Year          January 30, 1996
--------------------------------------------------------------
     High-Yield
     Bond Fund
--------------------------------------------------------------
    CSFB Global
     High Yield
       Index
--------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BOND FUNDS.

    -----------------------------------------------------------------------------------------------------------------------
                                                                   INTERMEDIATE
          SHAREHOLDER FEES (FEES PAID          HIGH QUALITY         GOVERNMENT             CORE             HIGH-YIELD
        DIRECTLY FROM YOUR INVESTMENT)           BOND FUND           BOND FUND           BOND FUND           BOND FUND
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases                                      None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)           None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                           None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Redemption Fee                                 None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Exchange Fee                                   None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets(1)(2)
    -----------------------------------------------------------------------------------------------------------------------
     Advisory Fee                                   0.35%               0.35%               0.35%               0.55%
    -----------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                      0.25%               0.25%               0.25%               0.25%
    -----------------------------------------------------------------------------------------------------------------------
     Other Expenses
          Administrative Services Fee               0.05%               0.05%               0.05%               0.05%
    -----------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                   11.75%              14.59%               3.28%               9.17%
    -----------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES                            12.40%              15.24%               3.93%              10.02%
    -----------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(3)                              11.75%              14.59%               3.28%               9.17%
    -----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                   0.65%               0.65%               0.65%               0.85%
    -----------------------------------------------------------------------------------------------------------------------

   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) Based on estimated expenses for the current fiscal year.

   (3) On               , the Adviser contractually agreed to reimburse certain
       of the Funds' expenses for a period of 10 years.


EXAMPLE

This example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
                                                   INTERMEDIATE
                            HIGH QUALITY            GOVERNMENT                CORE                HIGH-YIELD
                             BOND FUND              BOND FUND              BOND FUND              BOND FUND
------------------------------------------------------------------------------------------------------------------
        1 year                  $66                    $66                    $66                    $87
------------------------------------------------------------------------------------------------------------------
       3 years                  $208                   $208                   $208                   $271
------------------------------------------------------------------------------------------------------------------

                                                                        BALANCED
FUND
DIVERSIFIED INSTITUTIONAL BALANCED FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BALANCED FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

MAIN INVESTMENT STRATEGIES

The Fund invests in a managed mix of equity and debt securities of predominately U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities.

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Fund's share price to go down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     - PORTFOLIO SELECTION. The advisers of the Fund may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in the Fund may lose money or their investment in the Fund may not do as well as investments in other balanced funds.

     - DERIVATIVES. The Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

FUND PERFORMANCE


The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.



     - The bar chart shows changes in the Fund's performance from year to year.



     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.



When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.



TOTAL RETURN


(per calendar year)


2001

[TOTAL RETURN BAR CHART]

                                                                             TOTAL RETURN
                                                                             ------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
   Balanced Fund
-----------------------------------------------------------------------------------
   S&P 500 Index
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BALANCED FUND.


    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                      None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                                  None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
    --------------------------------------------------------------------------------
     Redemption Fee                                                        None
    --------------------------------------------------------------------------------
     Exchange Fee                                                          None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)(2)
    --------------------------------------------------------------------------------
     Advisory Fee                                                         0.45%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                            0.25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
           Administrative Services Fee                                    0.05%
    --------------------------------------------------------------------------------
           Miscellaneous Expenses                                     9,527.00%
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                             9,527.75%
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(3)                       9,527.00%
    --------------------------------------------------------------------------------
     NET EXPENSES                                                         0.75%
    --------------------------------------------------------------------------------

   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) Based on estimated expenses for the current fiscal year.

   (3) On               , the Adviser contractually agreed to reimburse certain
       of the Fund's expenses for a period of 10 years.


EXAMPLE

This example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  -----------------------------------
       1 YEAR            3 YEARS
  -----------------------------------
         $77              $240
  -----------------------------------

                                                                     STOCK FUNDS

DIVERSIFIED INSTITUTIONAL STOCK INDEX FUND

DIVERSIFIED INSTITUTIONAL VALUE & INCOME FUND


DIVERSIFIED INSTITUTIONAL GROWTH & INCOME FUND

DIVERSIFIED INSTITUTIONAL EQUITY GROWTH FUND

DIVERSIFIED INSTITUTIONAL MID-CAP VALUE FUND


DIVERSIFIED INSTITUTIONAL SMALL-CAP VALUE FUND


DIVERSIFIED INSTITUTIONAL MID-CAP GROWTH FUND


DIVERSIFIED INSTITUTIONAL SMALL-CAP GROWTH FUND

DIVERSIFIED INSTITUTIONAL SPECIAL EQUITY FUND
DIVERSIFIED INSTITUTIONAL AGGRESSIVE EQUITY FUND
DIVERSIFIED INSTITUTIONAL INTERNATIONAL EQUITY FUND

THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

STOCK INDEX FUND                    The Fund's goal is to match the performance
                                    of the Standard & Poor's 500 Composite Stock
                                    Price Index.


VALUE & INCOME FUND                 The Fund's goal is to provide a high level
                                    of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.



GROWTH & INCOME FUND                The Fund's goal is to provide capital
                                    appreciation and current income.


EQUITY GROWTH FUND                  The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.


MID-CAP VALUE FUND                  The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.



SMALL-CAP VALUE FUND                The Fund's goal is to provide a high total
                                    investment return through investments in a diversified portfolio of common stocks.



MID-CAP GROWTH FUND                 The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.



SMALL-CAP GROWTH FUND               The Fund's goal is to provide a high total
                                    investment return through investments in a diversified portfolio of common stocks.


SPECIAL EQUITY FUND                 The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

AGGRESSIVE EQUITY FUND              The Fund's goal is to provide a high level
                                    of capital appreciation primarily through investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY FUND           The Fund's goal is to provide a high level
                                    of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES

STOCK INDEX FUND


The Stock Index Fund invests substantially all of its net assets (at least 90% under normal conditions) in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index(1) and related investments. The S&P 500 Index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. In attempting to match the return of the S&P 500 Index, the Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. The Fund may invest no more than 10% of its assets under normal market conditions in cash and high quality money market instruments. The Fund may also use various investment techniques such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities.


VALUE & INCOME FUND


The Value & Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.


GROWTH & INCOME FUND


The Growth & Income Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.


EQUITY GROWTH FUND


The Equity Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings. Under normal circumstances the Fund invests at least 80% of its net assets in these equity securities and related investments. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds.



MID-CAP VALUE FUND



The Mid-Cap Value Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of mid-cap


---------------

(1) Standard & Poor's does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund's advisers. "Standard & Poor's(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

companies and related investments. The Fund emphasizes common stocks with capitalizations between $1 billion and $12 billion.



The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund may also invest in foreign securities.



SMALL-CAP VALUE FUND



The Small Cap-Value Fund invests primarily in common stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal circumstances the Fund invests at least 80% of its net assets in small-cap companies. The Fund's advisers consider companies with
market capitalizations of between $          and $          to be small-cap.



The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national exchanges and, to a lesser extent, stocks that are traded over-the-counter.



MID-CAP GROWTH FUND



The Mid-Cap Growth Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of mid-cap companies and related investments. The Fund emphasizes common stocks with capitalizations between $1 billion and $15 billion.



The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund may also invest in foreign securities.



SMALL-CAP GROWTH FUND



The Small-Cap Growth Fund invests primarily in common stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal circumstances the Fund invests at least 80% of its net assets in small-cap companies. The Fund's advisers consider companies with market capitalizations of between $
and $          to be small-cap.



The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national exchanges and, to a lesser extent, stocks that are traded over-the-counter.


SPECIAL EQUITY FUND


The Special Equity Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%.

AGGRESSIVE EQUITY FUND


The Aggressive Equity Fund invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%.


INTERNATIONAL EQUITY FUND


The International Equity Fund invests primarily in securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth.


ALL STOCK FUNDS

Each of the Stock Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.


     - MID-CAP COMPANIES. The securities of medium capitalized companies may have more volatile share prices than those of larger, more seasoned companies. Equity securities issued by medium sized companies are likely to be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and management depth, experience sharper swings in market values, be adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate than equity securities issued by larger companies.


     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, a Fund using a value approach may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Value & Income, Mid-Cap Value, Small-Cap Value and International Equity Funds are particularly susceptible to the risks of value investing.



     - PORTFOLIO SELECTION. The success of the Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds' investment strategy depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in these Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


        The success of a Fund using a value approach, such as the Value & Income and International Equity Funds, depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.


     - SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Small-Cap Value, Small-Cap Growth and Special Equity Funds are likely to be particularly susceptible to the risks of small cap companies.


     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.


     - On January 1, 2002, the countries participating in the Economic and Monetary Union adopted the Euro as their sole currency. The consequences of that conversion are currently unclear.



        The International Equity Fund may invest up to 10% of its assets in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant market turmoil.


     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

     - PORTFOLIO TURNOVER. The Special Equity and Aggressive Equity Funds are actively managed, and their portfolio managers may trade securities frequently, resulting, from time to time, in annual portfolio turnover rates of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. Consider the STOCK INDEX FUND if you wish to keep investment expenses low while seeking to participate in the long term growth potential of U.S. large capitalization stocks. Consider the VALUE & INCOME, MID-CAP VALUE and SMALL-CAP VALUE FUNDS if you are seeking capital appreciation with an income component to temper volatility. Consider the GROWTH & INCOME FUND if you are seeking a greater potential for capital appreciation than an income fund and less price volatility than a growth fund. Consider the EQUITY GROWTH, MID-CAP GROWTH, SMALL-CAP GROWTH, SPECIAL EQUITY, AGGRESSIVE EQUITY and INTERNATIONAL EQUITY FUNDS if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Special Equity Fund emphasizes securities of small to medium size companies. The Aggressive Equity Fund emphasizes securities of high growth companies without regard to market capitalization. As a result, the Special Equity Fund and the Aggressive Equity Fund may be particularly volatile.

FUND PERFORMANCE



The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time.



     - The bar charts show changes in the Funds' performance from year to year.



     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.



When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.



STOCK INDEX FUND



TOTAL RETURN


(per calendar year)


2001

[STOCK INDEX FUND BAR CHART]

                                                                           STOCK INDEX FUND
                                                                           ----------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
------------------------------------------------------------------------------------
                                                             Since Inception
                                       1 Year                March 10, 1999
------------------------------------------------------------------------------------
       Stock Index Fund
------------------------------------------------------------------------------------
         S&P 500 Index
------------------------------------------------------------------------------------

VALUE & INCOME FUND



TOTAL RETURN


(per calendar year)


2001

[VALUE & INCOME FUND BAR CHART]

                                                                          VALUE & INCOME FUND
                                                                          -------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
Value & Income Fund
-----------------------------------------------------------------------------------
   S&P 500 Index
-----------------------------------------------------------------------------------
 Russell 1000 Value
       Index
-----------------------------------------------------------------------------------

GROWTH & INCOME FUND



TOTAL RETURN


(per calendar year)


2001

[GROWTH & INCOME BAR CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
Growth & Income Fund
-----------------------------------------------------------------------------------
   S&P 500 Index
-----------------------------------------------------------------------------------

EQUITY GROWTH FUND



TOTAL RETURN


(per calendar year)


2001

[EQUITY GROWTH FUND BAR CHART]

                                                                          EQUITY GROWTH FUND
                                                                          ------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            July 1, 1994
-----------------------------------------------------------------------------------
 Equity Growth Fund
-----------------------------------------------------------------------------------
   S&P 500 Index
-----------------------------------------------------------------------------------
Russell 1000 Growth
       Index
-----------------------------------------------------------------------------------

MID-CAP VALUE FUND



The Fund was organized on May 15, 2001 and does not have a full calendar year of investment returns at the date of this prospectus.



SMALL-CAP VALUE FUND



The Fund was organized on           , 2002 and does not have a full calendar
year of investment returns at the date of this prospectus.



MID-CAP GROWTH FUND



The Fund was organized on May 15, 2001 and does not have a full calendar year of investment returns at the date of this prospectus.



SMALL-CAP GROWTH FUND



The Fund was organized on           , 2002 and does not have a full calendar
year of investment returns at the date of this prospectus.



SPECIAL EQUITY FUND



TOTAL RETURN


(per calendar year)


2001

[SPECIAL EQUITY FUND BAR CHART]

                                                                          SPECIAL EQUITY FUND
                                                                          -------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
----------------------------------------------------------------------------------------
                                                                      Since Inception
                                 1 Year               5 Year            July 1, 1994
----------------------------------------------------------------------------------------
   Special Equity Fund
----------------------------------------------------------------------------------------
      S&P 500 Index
----------------------------------------------------------------------------------------
   Russell 2000 Index
----------------------------------------------------------------------------------------

AGGRESSIVE EQUITY FUND



TOTAL RETURN


(per calendar year)


2001

[AGGRESSIVE EQUITY FUND BAR CHART]

                                                                        AGGRESSIVE EQUITY FUND
                                                                        ----------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
------------------------------------------------------------------------------------
                                                             Since Inception
                                       1 Year                 June 11, 1996
------------------------------------------------------------------------------------
    Aggressive Equity Fund
------------------------------------------------------------------------------------
         S&P 500 Index
------------------------------------------------------------------------------------
   Russell 2000 Growth Index
------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND



TOTAL RETURN


(per calendar year)


2001

[INTERNATIONAL EQUITY FUND BAR CHART]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
------------------------------------------------------------------------------------
                                                             Since Inception
                                       1 Year               January 18, 1996
------------------------------------------------------------------------------------
   International Equity Fund
------------------------------------------------------------------------------------
    MSCI World EX-US Index
------------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STOCK FUNDS.


  -------------------------------------------------------------------------------------------------------------------------------
                                                VALUE &     MID-CAP    GROWTH &     MID-CAP     EQUITY                 SMALL-CAP
    SHAREHOLDER FEES (FEES PAID   STOCK INDEX   INCOME       VALUE      INCOME      GROWTH      GROWTH     SMALL-CAP    GROWTH
  DIRECTLY FROM YOUR INVESTMENT)     FUND        FUND        FUND        FUND        FUND        FUND     VALUE FUND     FUND
  -------------------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load)
   Imposed on Purchases              None        None                     None                    None
  -------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge
   (Load)                            None        None                     None                    None
  -------------------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends                         None        None                     None                    None
  -------------------------------------------------------------------------------------------------------------------------------
   Redemption Fee                    None        None                     None                    None
  -------------------------------------------------------------------------------------------------------------------------------
   Exchange Fee                      None        None                     None                    None
  -------------------------------------------------------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted
   from Fund assets) as a % of
   average net assets(1)(2)
  -------------------------------------------------------------------------------------------------------------------------------
   Advisory Fee                     0.10%       0.45%        0.67%       0.60%       0.72%       0.62%
  -------------------------------------------------------------------------------------------------------------------------------
   Distribution (12b-1) Fees        0.25%       0.25%        0.25%       0.25%       0.25%       0.25%
  -------------------------------------------------------------------------------------------------------------------------------
   Other Expenses
  -------------------------------------------------------------------------------------------------------------------------------
        Administrative Services
        Fee                           (3)       0.05%        0.05%       0.05%       0.05%       0.05%
  -------------------------------------------------------------------------------------------------------------------------------
        Miscellaneous Expenses      0.24%       8.33%        0.15%(2)    9.97%       0.15%(2)   11.03%
  -------------------------------------------------------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING
   EXPENSES                         0.59%       9.08%                   10.87%                  11.95%
  -------------------------------------------------------------------------------------------------------------------------------
   Fee Waiver and/or Expense
   Reimbursement(4)                 0.29%       8.33%                    9.97%                  11.05%
  -------------------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                     0.30%       0.75%                    0.90%                   0.90%
  -------------------------------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) Based on estimated expenses for the current fiscal year.
   (3) Administrative services fees of the Fund are included in the Advisory Fee for the Fund.
   (4) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years.

    -----------------------------------------------------------------------------------------------------------------------
                                                                                        AGGRESSIVE
                    SHAREHOLDER FEES (FEES PAID                   SPECIAL EQUITY          EQUITY           INTERNATIONAL
                  DIRECTLY FROM YOUR INVESTMENT)                       FUND                FUND             EQUITY FUND
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                   None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                               None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends                                                          None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Redemption Fee                                                     None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Exchange Fee                                                       None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    -----------------------------------------------------------------------------------------------------------------------
     Advisory Fee                                                      0.80%               0.97%               0.75%
    -----------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                         0.25%               0.25%               0.25%
    -----------------------------------------------------------------------------------------------------------------------
     Other Expenses
    -----------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee                                  0.05%               0.05%               0.05%
    -----------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                                       0.66%              27.23%              11.09%
    -----------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                              1.76%              28.50%              12.14%
    -----------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(3)                        0.66%              27.25%              10.99%
    -----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                                      1.10%               1.25%               1.15%
    -----------------------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

   (2) On               , the Adviser contractually agreed to reimburse certain
       of the Funds' expenses for a period of 10 years.


EXAMPLE

This example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                SMALL-  SMALL-
                        STOCK  VALUE &  MID-CAP  GROWTH &  MID-CAP  EQUITY  SPECIAL  AGGRESSIVE                   CAP     CAP
                        INDEX   INCOME   VALUE    INCOME    GROWTH  GROWTH   EQUITY    EQUITY    INTERNATIONAL   VALUE  GROWTH
                         FUND    FUND     FUND     FUND      FUND    FUND     FUND      FUND      EQUITY FUND    FUND    FUND
  -----------------------------------------------------------------------------------------------------------------------------
         1 year          $ 31    $ 77             $   92            $   92   $  112    $  127        $  117
  -----------------------------------------------------------------------------------------------------------------------------
         3 years         $ 97    $240             $  287            $  287   $  350    $  397        $  365
  -----------------------------------------------------------------------------------------------------------------------------

                                                      STRATEGIC ALLOCATION FUNDS

INSTITUTIONAL SHORT HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND INSTITUTIONAL INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL LONG HORIZON STRATEGIC ALLOCATION FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH OF THE STRATEGIC ALLOCATION FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

SHORT HORIZON STRATEGIC ALLOCATION
FUND The Fund's goal is to provide a high level of income and preservation of capital.

SHORT/INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve reasonable
                                    returns with considerably less than average volatility as compared to other balanced funds.

INTERMEDIATE HORIZON STRATEGIC
ALLOCATION FUND                     The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

INTERMEDIATE/LONG HORIZON STRATEGIC
ALLOCATION FUND                     The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

LONG HORIZON STRATEGIC ALLOCATION
FUND The Fund's goal is to provide long-term returns from growth of capital and growth of income.

MAIN INVESTMENT STRATEGIES


The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Equity Value, the Balanced and Stock Index Funds) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.


The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Money Market, Bond and Stock Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For specific allocations to the underlying Funds, see Appendix A.

                                           -----------------------------------------------------------------------------
                                                 MONEY MARKET                  BOND                      STOCK
                                                     FUND                      FUNDS                     FUNDS
------------------------------------------------------------------------------------------------------------------------
              SHORT HORIZON                           10%                       80%                       10%
------------------------------------------------------------------------------------------------------------------------
        SHORT/INTERMEDIATE HORIZON                   None                       70%                       30%
------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE HORIZON                      None                       50%                       50%
------------------------------------------------------------------------------------------------------------------------
        INTERMEDIATE/LONG HORIZON                    None                       30%                       70%
------------------------------------------------------------------------------------------------------------------------
               LONG HORIZON                          None                      None                      100%
------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer (although certain diversification requirements under the Internal Revenue Code still apply).

MAIN RISKS

Please remember that the risks of investing in each Strategic Allocation Fund depend on the underlying Funds in which the Strategic Allocation Fund invests and, in turn, on the securities that the underlying Funds hold and the investment strategies they use. For example, the Short Horizon and Short/ Intermediate Horizon Strategic Allocation Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Strategic Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Strategic Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Strategic Allocation Funds investing more of their assets in the Bond Funds.

The value of each Strategic Allocation Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

        It is also possible that the Funds will not perform as intended. For example, the Short Horizon Strategic Allocation Fund is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be the most volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Funds' share prices to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the underlying Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.


     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down. On January 1, the countries participating in the Economic and European Monetary Union adopted the Euro as their sole currency. The consequences of that conversion are currently unclear.


     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of an underlying Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.

     - SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing a Fund's share price to be volatile.

     - ALLOCATION AND PORTFOLIO SELECTION. The success of each Strategic Allocation Fund's investment strategy depends in part on the adviser's skill in identifying long term performance of and relationships between the Money Market, Bond and Stock Funds in which the Strategic Allocation Funds invest. The success of each Strategic Allocation Fund's strategy also depends on the skill of the advisers of the underlying Funds in assessing growth potential or credit quality of companies in which the Funds invest, or in predicting accurately the direction of interest rates or the repayment of certain debt obligations, or other factors. If the advisers are not successful, the investors in the Strategic Allocation Funds may lose money or their investment may not do as well as an investment in another asset allocation fund.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Strategic Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Strategic Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets.

Consider the SHORT HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Strategic Allocation Fund and less volatility than the other Strategic Allocation Funds. Consider the INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

FUND PERFORMANCE


The following bar charts and tables can help you evaluate the risks of investing in the Strategic Allocation Funds, and how the Funds' returns have varied over time.



     - The bar charts show changes in the Funds' performance from year to year.



     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.



When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.



SHORT HORIZON STRATEGIC ALLOCATION FUND



TOTAL RETURN


(per calendar year)


2001

[TOTAL RETURN SHORT HORIZON BAR CHART]

                                                                SHORT HORIZON STRATEGIC ALLOCATION FUND
                                                                ---------------------------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year           April 15, 1996
---------------------------------------------------------------------------------
        Short Horizon Strategic
            Allocation Fund
---------------------------------------------------------------------------------
        Lehman Aggregate Index
---------------------------------------------------------------------------------

SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND



TOTAL RETURN


(per calendar year)


2001

[TOTAL RETURN SHORT/INTERMEDIATE HORIZON BAR CHART]

                                                                 SHORT/INTERMEDIATE HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                 ------------------------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year            May 1, 1998
---------------------------------------------------------------------------------
      Short/Intermediate Horizon
       Strategic Allocation Fund
---------------------------------------------------------------------------------
             S&P 500 Index
---------------------------------------------------------------------------------
         Lehman Aggregate Bond
---------------------------------------------------------------------------------

INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND



TOTAL RETURN


(per calendar year)


2001

[TOTAL RETURN INTERMEDIATE HORIZON BAR CHART]

                                                               INTERMEDIATE HORIZON STRATEGIC ALLOCATION
                                                                                 FUND
                                                               -----------------------------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year           April 15, 1996
---------------------------------------------------------------------------------
    Intermediate Horizon Strategic
            Allocation Fund
---------------------------------------------------------------------------------
             S&P 500 Index
---------------------------------------------------------------------------------
        Lehman Bros. Aggregate
              Bond Index
---------------------------------------------------------------------------------

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND



TOTAL RETURN


(per calendar year)


2001

[TOTAL RETURN INTERMEDIATE/LONG HORIZON BAR CHART]

                                                                  INTERMEDIATE/LONG HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                  -----------------------------------
2001                                                                             0.00


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest
-----------------------------------------------------------------
      Lowest
-----------------------------------------------------------------



---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year           April 15, 1996
---------------------------------------------------------------------------------
       Intermediate/Long Horizon
       Strategic Allocation Fund
---------------------------------------------------------------------------------
             S&P 500 Index
---------------------------------------------------------------------------------



LONG HORIZON STRATEGIC ALLOCATION FUND



TOTAL RETURN


(per calendar year)


2001

[TOTAL RETURN LONG HORIZON BAR CHART]

                                                                LONG HORIZON STRATEGIC ALLOCATION FUND
                                                                --------------------------------------
2001                                                                             0.00


---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
---------------------------------------------------------------------------------
                                                               Since Inception
                                                                 May 1, 1998
                                               1 Year        --------------------
---------------------------------------------------------------------------------
        Long Horizon Strategic
            Allocation Fund
---------------------------------------------------------------------------------
             S&P 500 Index
---------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STRATEGIC ALLOCATION FUNDS.

    --------------------------------------------------------------------------------------------------------------------------
                                                                SHORT/
                                               SHORT         INTERMEDIATE     INTERMEDIATE    INTERMEDIATE/         LONG
                                              HORIZON          HORIZON          HORIZON        LONG HORIZON       HORIZON
                                             STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC
         SHAREHOLDER FEES (FEES PAID         ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
       DIRECTLY FROM YOUR INVESTMENT)           FUND             FUND             FUND             FUND             FUND
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)       None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Reinvested Dividends                    None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                             None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets(1)
    --------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                              0.10%            0.10%            0.10%            0.10%            0.10%
    --------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                  None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------------------------------------------------
           Administrative Services Fee          None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
           Miscellaneous Expenses               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES(2)                     0.10%            0.10%            0.10%            0.10%            0.10%
    --------------------------------------------------------------------------------------------------------------------------

   (1) Based on estimated expenses for the current fiscal year.

   (2) EACH STRATEGIC ALLOCATION FUND ALSO BEARS ITS PRO RATA SHARE OF THE FEES AND EXPENSES OF THE UNDERLYING FUNDS IN WHICH IT INVESTS AND THE INVESTMENT RETURNS FOR THE STRATEGIC ALLOCATION FUND WILL BE NET OF THE EXPENSES OF THE STRATEGIC ALLOCATION FUND AND THOSE UNDERLYING FUNDS. Based on the expense ratios for the Money Market, Bond and Stock Funds in which the Strategic Allocation Funds invest, the average weighted expense ratios are expected to be: from 0.74% to 0.79% for the Short Horizon Strategic Allocation Fund; from 0.82% to 0.91% for the Short/Intermediate Horizon Strategic Allocation Fund; from 0.87% to 0.97% for the Intermediate Horizon Strategic Allocation Fund; from 0.92% to 1.03% for the Intermediate/Long Horizon Strategic Allocation Fund; and from 0.96% to 1.11% for the Long Horizon Strategic Allocation Fund. A range of expense ratios is given because the percentage of each Strategic Allocation Fund's assets invested in the underlying Funds will fluctuate. Based on these ranges, the target ratios of 0.77%, 0.87%, 0.92%, 0.98% and 1.05%, respectively, are used to calculate the expenses a shareholder would incur as reflected in the example below.


EXAMPLE

This example is intended to help you compare the cost of investing in a Strategic Allocation Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------------------------------
                                                   SHORT/
                                                INTERMEDIATE        INTERMEDIATE        INTERMEDIATE/
                            SHORT HORIZON          HORIZON             HORIZON          LONG HORIZON        LONG HORIZON
                              STRATEGIC           STRATEGIC           STRATEGIC           STRATEGIC           STRATEGIC
                             ALLOCATION          ALLOCATION          ALLOCATION          ALLOCATION          ALLOCATION
                                FUND                FUND                FUND                FUND                FUND
----------------------------------------------------------------------------------------------------------------------------
                  1 year        $ 79               $   89              $   94              $  100              $  107
----------------------------------------------------------------------------------------------------------------------------
                 3 years        $246               $  278              $  293              $  312              $  334
----------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.

                                                          HOW TO REACH THE FUNDS

BY TELEPHONE      Call toll free at (800) 926-0044

BY MAIL           The Diversified Investors Funds Group
                  (or The Diversified Investors Strategic Allocation Funds)
                  4 Manhattanville Road
                  Purchase, New York 10577

                                                          HOW TO PURCHASE SHARES

Shares of the Funds are available to institutional investors. You may be able to establish new accounts in a Fund under certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a plan, you should obtain the plan's conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

You may purchase shares in a Fund through the Distributor directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the Distributor. See your plan administrator to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants should consult their plan administrator.

Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

                                      HOW THE PRICE OF YOUR SHARES IS CALCULATED


Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


What is NAV?


NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value procedures established by and under the supervision of the Trustees. Foreign securities are valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.



Each Fund may use fair value procedures to price securities if a significant event occurs between the time at which market price is determined but prior to the time at which the Fund's NAV is calculated. A Fund that uses fair value procedures to price securities may value these securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.


Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

                                                              HOW TO SELL SHARES

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Participants in a retirement plan should obtain redemption instructions from their plan administrator. If you purchased shares directly through the Distributor, see Appendix B for redemption instructions.

A signature guarantee is required for the following:

     - any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

     -  any redemption by mail if the proceeds are to be wired to a bank;

     -  any redemption request for more than $50,000; and

     -  requests to transfer registration of shares to another owner.

At the Funds' discretion, signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

                                               SHAREHOLDER SERVICES AND POLICIES

EXCHANGES


On any business day you may exchange all or a portion of your shares for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under "How to Sell Shares." Plan participants should contact their plan administrator. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the Distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.


REDEMPTION PROCEEDS


The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.


Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.


The Fund's board of trustees has asked shareholders to consider approving a restated declaration of trust that would, among other things, allow a Fund to adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account contact your plan administrator or call
(800) 926-0044 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator or call (800) 926-0044. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXES ON DISTRIBUTIONS

If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even if you reinvest the distributions in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALE OR EXCHANGES

If you are otherwise subject to federal income taxes, anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information or are otherwise subject to "backup withholding". Funds may also be required to withhold a portion of any distributions and redemption proceeds otherwise due to shareholders who are not U.S. citizens or residents.

MANAGEMENT
                                                             INVESTMENT ADVISERS

FUNDS OTHER THAN THE STOCK INDEX FUND


Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which these Funds invest. Diversified also advises the Stock Index Fund and each Strategic Allocation Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group.


Diversified has selected subadvisers for each Portfolio. Diversified provides general supervision of the subadvisers and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below; see "Subadvisers."


Diversified Institutional Portfolios have obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval under certain circumstances. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Before a Portfolio relies on the exemptive order, the Portfolio's investors must approve it. To date, investors in the High Quality Bond, Core Bond, High-Yield Bond, Balanced, Stock Index, Value & Income, Equity Growth, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Small-Cap Growth and Special Equity Portfolios have approved the exemptive order. Each of the remaining Funds has asked its shareholders to consider approving the exemptive order.


STOCK INDEX FUND

Diversified is the investment adviser of the Stock Index Fund, providing general supervision of the Fund's investment in its underlying Portfolio, subject to policies set by the Trustees.

Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors was formed in October, 1996 and is a direct subsidiary of Barclays

Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. The principal business address of Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105.

                                                                     SUBADVISERS

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

MONEY MARKET FUND AND
INTERMEDIATE GOVERNMENT BOND FUND

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York, New York 10019.

The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Funds indicated:

Money Market Fund: David E. Wheeler, Investment Vice President and Portfolio Manager, is responsible for the day-to-day management of the Money Market Fund. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

Intermediate Government Bond Fund: Gregory Staples, Vice President, is responsible for the day-to-day management of the Intermediate Government Bond Fund. Mr. Staples has been employed by Capital Management Group since 1987.

CORE BOND FUND


BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.


HIGH QUALITY BOND FUND

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142.

HIGH-YIELD BOND FUND

Eaton Vance Management. Eaton Vance was formed in 1990, and is owned by Eaton Vance Corp. Eaton Vance has been a registered investment adviser since 1990. The principal business address of Eaton Vance is 255 State Street, Boston, Massachusetts 02109.

Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High-Yield Bond Fund. Ms. Carter has 17 years of investment experience and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services. Mr. Weilheimer has 13 years of investment experience and has held the following positions: Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company.

BALANCED FUND

Aeltus Investment Management, Inc.

BlackRock Advisors, Inc.


Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Geoffrey A. Brod, Portfolio Manager, is responsible for the day-to-day supervision of management of the Balanced Fund on behalf of Aeltus and has been employed by Aeltus or its parent company since 1966.


BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.


VALUE & INCOME FUND

Alliance Capital Management, L.P.
Asset Management Group


Alliance Capital Management, L.P. ("Alliance"). Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.


Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc. Asset Management Group has been a registered investment adviser since 1971. The principal business address of Asset Management Group is 1740 Broadway, New York, New York 10019.

GROWTH & INCOME FUND


Aeltus Investment Management Inc.


Credit Suisse Asset Management, LLC



Aeltus Investment Management Inc. ("Aeltus"). Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.



Geoffrey A. Brod, Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of management of the Growth & Income Portfolio on behalf of Aeltus. Mr. Brod has been employed by Aeltus or its parent since 1966. Mr. Whelan has been a portfolio manager with Aeltus since 1989. Mr. Cote has been a portfolio manager with Aeltus since 2001 and an equity analyst since 1996.



Credit Suisse Asset Management, LLC ("Credit Suisse"). Credit Suisse is the investment management division of Credit Suisse Group. Credit Suisse's predecessor firm was created in 1935 and has been a registered investment adviser since 1968. The principal business address of Credit Suisse is 466 Lexington Avenue, New York, New York 10017-3140.



D. Susan Everly, Margaret D. Miller and Sheryl Hempel are jointly responsible for the day-to-day management of the Growth & Income Portfolio on behalf of Credit Suisse. Ms. Everly has been employed by Credit Suisse since April 1998 and prior to that was an analyst at Goldman Sachs. Ms. Miller joined Credit Suisse in 2000 as a result of its acquisition of Donaldson, Lufkin and Jenrette where she had worked since 1996. Ms. Hempel joined Credit Suisse in 2000 from Morgan Stanley Dean Witter Investment Management which she joined in 1996.

EQUITY GROWTH FUND

Ark Asset Management Co., Inc.

Dresdner RCM Global Investors LLC

Marsico Capital Management, LLC

Ark Asset Management Co., Inc. ("Ark") has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.


Dresdner RCM Global Investors LLC Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment advisor since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.


Marsico Capital Management, LLC, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1986 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.


MID-CAP VALUE FUND



Cramer, Rosenthal, McGlynn LLC. Cramer was founded in 1973 as an independent investment counselor. Cramer has been a registered investment adviser since April of 1973. The principal place of business of Cramer is 707 Westchester Avenue, White Plains, New York 10604.



SMALL-CAP VALUE FUND



Sterling Capital Management L.P. Sterling was founded in 1971 and has been a
registered investment adviser since      . The principal business address of
Sterling is                , Charlotte, North Carolina. [**If Fund advised by
individual portfolio managers from Sterling, add their names and 5 years past employment history.**]



MID-CAP GROWTH FUND



Dresdner RCM Global Investors LLC. Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Management. Dresdner RCM (or its predecessor) has been a registered investment adviser since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.



SMALL-CAP GROWTH FUND



Delaware Investment Advisors. Delaware was founded in 1929 and has been a
registered investment adviser since                . The principal business
address of Delaware is                . [**If Fund advised by individual
portfolio managers from Delaware, add their names and 5 years past employment history.**]

SPECIAL EQUITY FUND


Goldman Sachs Asset Management

Husic Capital Management

INVESCO, Inc.

RS Investment Management, L.P.

Wellington Management Company LLP

Westport Asset Management, Inc.


Goldman Sachs Asset Management. Goldman Sachs Asset Management, created in 1988, is a unit of the Investment Management Division of Goldman, Sachs & Co., a worldwide investment banking firm, with numerous offices throughout the United States and globally. The business address of the Goldman Sachs branch office responsible for managing the Fund is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 38607.



Herbert E. Ehlers, Managing Director, and Timothy G. Ebright, Portfolio Manager, have been responsible for the day-to-day management of the Special Equity Fund on behalf of Liberty Investment Management Inc. ("Liberty"), and now Goldman Sachs, since 1994. Mr. Ehlers and Mr. Ebright have been employed by Goldman Sachs since 1997. Before that, they were employed by Liberty or its predecessor, Eagle Asset Management, Inc., since 1980 and 1988, respectively.



Husic Capital Management. Husic was founded in March 1986 and is a California limited partnership. The General Partner of Husic is Frank J. Husic & Co., a California corporation. Mr. Frank J. Husic is the sole shareholder of Husic & Co. Husic has been a registered investment adviser since 1986. The principal business address of Husic is 555 California Street, Suite 2900, San Francisco, California 94104.


Mr. Husic and Ronald J. Leong are jointly responsible for the day-to-day management of the Special Equity Fund on behalf of Husic. Mr. Husic is the founder of the firm and is Chief Investment Officer. Mr. Leong has been employed by Husic since 1988.


INVESCO, Inc. was formed in 1971 and has been a registered investment adviser since 1971. The principal business address of INVESCO is 1166 Avenue of the Americas -- 26th Floor, New York, New York 10036.



Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.


RS Investment Management, L.P. RS was formed in 1999 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 388 Market Street, Suite 200, San Francisco, Ca 94111.

David J. Evans, Portfolio Manager, is responsible for the day-to-day supervision of management of the Special Equity Fund on behalf of RS Investment Management, L.P. and has been employed by RS Investment Management, L.P. since 1989.


Wellington Asset Management. Wellington was founded in                and has
been a registered investment adviser since      . The principal business address
of Wellington is                . [**If Fund advised by individual portfolio
managers from Wellington, add their names and 5 years past employment history.**]


Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, is responsible for the day-to-day management of the Special Equity Fund on behalf of Westport and has been employed by Westport since 1983.

AGGRESSIVE EQUITY FUND


McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. In 1998 and 1999 McKinley awarded equity interest to key employees. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503.

Robert B. Gillam, Portfolio Manager, is responsible for the day-to-day supervision of management of the Aggressive Equity Fund and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY FUND

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal business address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

                                                                   ADVISORY FEES


For the fiscal year ending December 31, 2001, the Fund will pay Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below.


    --------------------------------------------------------------------------------
     Money Market Fund                                                  0.25%
    --------------------------------------------------------------------------------
     High Quality Bond Fund                                             0.35%
    --------------------------------------------------------------------------------
     Intermediate Government Bond Fund                                  0.35%
    --------------------------------------------------------------------------------
     Core Bond Fund                                                     0.35%
    --------------------------------------------------------------------------------
     High-Yield Bond Fund                                               0.55%
    --------------------------------------------------------------------------------
     Balanced Fund                                                      0.45%
    --------------------------------------------------------------------------------
     Stock Index Fund                                                   0.10%
    --------------------------------------------------------------------------------
     Value & Income Fund                                                0.45%
    --------------------------------------------------------------------------------
     Growth & Income Fund                                               0.60%
    --------------------------------------------------------------------------------
     Equity Growth Fund                                                 0.62%
    --------------------------------------------------------------------------------
     Special Equity Fund                                                0.80%
    --------------------------------------------------------------------------------
     Aggressive Equity Fund                                             0.97%
    --------------------------------------------------------------------------------
     International Equity Fund                                          0.75%
    --------------------------------------------------------------------------------
     Short Horizon Strategic Allocation Fund                            0.10%*
    --------------------------------------------------------------------------------
     Short/Intermediate Horizon Strategic Allocation Fund               0.10%*
    --------------------------------------------------------------------------------
     Intermediate Horizon Strategic Allocation Fund                     0.10%*
    --------------------------------------------------------------------------------
     Intermediate/Long Horizon Strategic Allocation Fund                0.10%*
    --------------------------------------------------------------------------------
     Long Horizon Strategic Allocation Fund                             0.10%*
    --------------------------------------------------------------------------------

   * In addition, this Fund will bear its pro rata share of the advisory fees of the underlying Funds in which it invests.


Diversified receives advisory fees (after waivers) from the Small-Cap Value and Small-Cap Growth Funds at an annual rate of 0.50% and 0.50% of each Fund's average daily assets.

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund may not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund (other than the Stock Index Fund) is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                                                               MONEY MARKET FUND

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

                                                                      BOND FUNDS

What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.


The HIGH QUALITY BOND FUND invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related securities.


The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund's duration generally is between one and three years. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.


The Fund considers securities rated BBB or better by Standard & Poor's or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality), at the time the securities are purchased, to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The INTERMEDIATE GOVERNMENT BOND FUND invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 80% of its net assets in government bonds and related securities.


The Fund also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Fund's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

The portfolio managers of the HIGH QUALITY BOND FUND and INTERMEDIATE GOVERNMENT BOND FUND use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of these Funds then attempt to select securities that will enable each Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pools are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs.


The CORE BOND FUND invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.


The Fund also invests in high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The Fund's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio manager uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.


The HIGH-YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.


The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.


The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.


                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes.

Each of the Bond Funds use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.


Although each Fund's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with at least sixty days prior notice of any change in that policy.



                                                                   BALANCED FUND


The Balanced Fund seeks to meet its investment objective by maintaining a broadly diversified portfolio of stocks and bonds. The Fund invests in a managed mix of equity and debt securities of predominately U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Funds' equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

                                                                     STOCK FUNDS


The STOCK INDEX FUND seeks its objective by investing in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.


The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between its total return before expenses and the total return of the S&P 500 Index. The Fund's ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated and the timing, frequency and size of cash flows into and out of the Fund. The Fund's adviser regularly monitors the Fund's correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund's Trustees will consider alternative arrangements.

In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.

The VALUE & INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determination of companies that are in fact undervalued, but have good longer term business prospects.

The portfolio managers of the VALUE & INCOME FUND use a "bottom up" value-oriented approach in selecting investments for the Fund. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.

The GROWTH & INCOME FUND invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund also may select securities based on their potential to generate current income. The Fund emphasizes securities of growing, financially stable and undervalued companies. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 65% of its assets in equity securities. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund's advisers may fail to pick stocks that outperform the economy or that do as well as the economy.


The MID-CAP VALUE FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its assets in securities of mid-cap companies and related investments. The Fund emphasizes common stocks with capitalizations between $1 billion and $12 billion. The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Investing in mid-sized companies involves a greater degree of risk than investment in large-sized companies. As a result, the value of shares of the Fund may be more volatile than a fund investing exclusively in large-sized companies. The Fund may also invest in foreign securities.



The SMALL-CAP VALUE FUND invests primarily in common stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal circumstances the Fund invests at least 80% of its net assets in small-cap companies. The Fund's advisers consider companies with
market capitalizations of between $          and $          to be small-cap. The
Fund's equity securities may include common stock and preferred stocks listed on the New York Stock Exchange and on other national exchanges and, to a lesser extent, stocks that are traded over-the-counter.



The value of securities of small companies may be more volatile than those of larger companies. As a result, the value of share of the Fund may be more volatile than a fund investing in larger companies. The Fund may also invest in foreign securities.



The MID-CAP GROWTH FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its assets in equity securities. The Fund emphasizes common stocks with capitalizations between $1 billion and $15 billion. The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Investing in mid-sized companies involves a greater degree of risk than investment in large-sized companies. As a result, the value of shares of the Fund may be more volatile than a Fund investing exclusively in large-sized companies. The Fund may also invest in foreign securities.



The SMALL-CAP GROWTH FUND invests primarily in common stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal circumstances, the Fund invests at least 80% of its net assets in small-cap companies. The Fund's advisers consider companies with market capitalizations of between $
and $          to be small-cap. The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national exchanges and, to a lesser extent, stocks that are traded over-the-counter.



The value of securities of small companies may be more volatile than those of larger companies. As a result, the value of share of the Fund may be more volatile than a fund investing in larger companies. The Fund may also invest in foreign securities.



The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund utilizes two growth-style managers, two value-oriented managers and one core manager. The Fund is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor.


Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The AGGRESSIVE EQUITY FUND invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies that present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The Fund invests primarily in common stocks. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. As a result, the value of shares of this Fund may be quite volatile.


The portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, MID-CAP VALUE, SMALL-CAP VALUE, MID-CAP GROWTH, SMALL-CAP GROWTH, SPECIAL EQUITY and AGGRESSIVE EQUITY FUNDS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.



The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Fund invests in equity securities of issuers in at least three countries other than the United States. Under normal market circumstances, the Fund invests 80% of its net asset in equity securities and related investments. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.


The portfolio managers of the International Equity Fund use a "bottom up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                    *  *  *

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.


Although the policy of each Fund, other than the Stock Index Fund, Value & Income Fund and Growth & Income Fund, to invest at least 80% of its net assets in the issuers or securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

                                                      STRATEGIC ALLOCATION FUNDS

Each Strategic Allocation Fund invests in a combination of the Funds (other than the Balanced and Stock Index Funds) described above in this prospectus. This policy of investing in the other Funds is a fundamental policy that cannot be changed without shareholder approval. Diversified selects the combination and amount of underlying Funds based on each Strategic Allocation Fund's investment objective.

The following chart shows target allocations for the assets of each Strategic Allocation Fund among the Money Market, Bond and Stock Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified also may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For specific allocations to the underlying Funds, see Appendix A.

                                           -----------------------------------------------------------------------------
                                                 MONEY MARKET                  BOND                      STOCK
                                                     FUND                      FUNDS                     FUNDS
------------------------------------------------------------------------------------------------------------------------
              SHORT HORIZON                           10%                       80%                       10%
------------------------------------------------------------------------------------------------------------------------
        SHORT/INTERMEDIATE HORIZON                   None                       70%                       30%
------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE HORIZON                      None                       50%                       50%
------------------------------------------------------------------------------------------------------------------------
        INTERMEDIATE/LONG HORIZON                    None                       30%                       70%
------------------------------------------------------------------------------------------------------------------------
               LONG HORIZON                          None                      None                      100%
------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer (although certain diversification requirements under the Internal Revenue Code still apply). Each Strategic Allocation Fund invests in the underlying Funds, which are diversified.

                                                                           RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by the Funds may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.


MID-CAP COMPANIES. The securities of medium capitalized companies may have more volatile share prices than those of larger, more seasoned companies. Equity securities issued by medium sized companies are likely to be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and management depth, experience sharper swings in market values, be adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate than the equity securities issued by larger companies.


INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.


GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth, Growth & Income, Mid-Cap Growth and Small-Cap Growth Funds are susceptible to the risks of growth securities.


VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.


A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, Funds with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income, Mid-Cap Value, Small-Cap Value and International Equity Funds are particularly susceptible to the risks of value investing.


PORTFOLIO SELECTION. The advisers of the Bond Funds and the Balanced Fund may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in Bond Fund or the Balanced Fund may lose money, or their investment in a Bond Fund or the Balanced Fund may not do as well as investments in other fixed income funds or balanced funds.


The success of the Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds' investment strategy depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

The success of a Fund using a value approach, such as the Value & Income, Mid-Cap Growth, Small-Cap Growth and International Equity Funds, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.



SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Small-Cap Value, Small-Cap Growth and Special Equity Funds are likely to be particularly susceptible to the risks of small cap companies.


FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     - The International Equity Fund and the Balanced Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.


     - On January 1, 2002, the countries participating in the Economic and European Monetary Union adopted the Euro as their sole currency. The consequences of that conversion are currently unclear.



     - Certain foreign markets such as Argentina, have recently experienced significant market turmoil.


PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.


SECTOR RISK. The Mid-Cap Growth Fund invests in securities of companies the Fund advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Fund does not intend to concentrate in any particular industry, the Fund may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Fund is invested do poorly, investors in the Fund may lose money.


DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Fund's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

STRATEGIC ALLOCATION FUNDS. Each Strategic Allocation Fund invests solely in the underlying Funds, as a matter of fundamental policy. As a result, each Strategic Allocation Fund's performance is directly related to the performance of the underlying Funds, and investors in the Strategic Allocation Funds are subject to all of the risks associated with investments in the underlying Funds.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Strategic Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities.

What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12b-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

INVESTMENT STRUCTURE. Each Fund (except for the Strategic Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.


TRUSTS AND SHARE CLASSES. Each Fund other than the Strategic Allocation Funds is a series of The Diversified Investors Strategic Allocation Funds, which is a Massachusetts business trust. Each Strategic Allocation Fund is a series of The Diversified Investors Funds Group II, which also is a Massachusetts business trust. Each of the Money Market, High-Yield Bond, Value & Income, Equity Growth, Special Equity and International Equity Funds currently offers two classes of shares. Diversified Class shares are described in this prospectus. The other class of shares, the Stephens Institutional Class shares, may have different expenses, which may affect the performance of those shares. Call the Distributor at (800) 926-0044 for more information.


ADDITIONAL PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. The current yield for a Fund will be calculated by dividing net investment income per share during a recent 30-day period (7-day period for the Money Market Fund) by the net asset value per share on the last day of the period and annualizing the result. Total return refers to the change over a stated period in the value of an investment in a Fund, reflects any change in net asset value and is compounded to include the value of any shares purchased with dividends or capital gains declared during the period. Yield reflects only net income as of a stated time, while total return reflects all components of investment return over a stated period of time. For more information about the calculation of yield and total return, see the Statement of Additional Information.

Please note that the investment results of each Fund will fluctuate over time. All performance information is historical and should not be considered a representation of what an investment in the Funds may earn in the future.

                                                                   TOTAL RETURNS

The Funds are newly organized and therefore have no historical performance.

The table below reflects the total return for each Fund's corresponding Portfolio from the inception of that Portfolio until the commencement of operations of the Fund. In addition, before the Portfolios commenced operations, certain Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) contributed substantially all of their assets to the Portfolio. The total return for such Funds for any period which includes a period prior to the contribution of assets by the Pooled Separate Account to the corresponding Portfolio will reflect the performance of the Pooled Separate Account.

Portfolio and Pooled Separate Account performance is only included, however, from the date that the Portfolio or Pooled Separate Account, as appropriate, adopted investment objectives, policies and practices, and was managed in a manner, that are in all material respects the same as for the applicable Fund. Furthermore this Portfolio performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements, to the extent such fees and expenses exceeded the actual expenses of the Portfolio. This Pooled Separate Account performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected. None of the Pooled Separate Accounts was organized for the purpose of establishing a performance record for a Portfolio.

As of December 31, 2001, the average annual total returns for each of the following Funds, including the Portfolios and Pooled Separate Accounts referred to above, were as follows:


-----------------------------------------------------------------------------------------------------------------------

                                                        FOR THE          FOR THE          FOR THE          FOR THE
                                                          YEAR           3 YEARS          5 YEARS          10 YEARS
                                      INCEPTION          ENDED            ENDED            ENDED            ENDED
                                         DATE           12/31/01         12/31/01         12/31/01         12/31/01
-----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET                           11/78              3.84%           4.92%            5.04%            4.61%
-----------------------------------------------------------------------------------------------------------------------
 HIGH QUALITY BOND                       7/90              8.05%           6.36%            6.18%            5.95%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT BOND            7/90              6.66%           5.67%            6.21%            6.05%
-----------------------------------------------------------------------------------------------------------------------
 CORE BOND                               1/78              6.67%           5.03%            6.21%            6.74%
-----------------------------------------------------------------------------------------------------------------------
 HIGH-YIELD BOND                         8/95              4.93%           0.28%            3.05%             N/A
-----------------------------------------------------------------------------------------------------------------------
 BALANCED                               12/92             -6.24%           0.57%            6.31%             N/A
-----------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                          1/78             -2.18%           4.87%           11.00%           12.90%
-----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                         1/86            -22.84%          -6.08%            8.49%           10.89%
-----------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                           3/93            -20.40%          -2.93%            9.64%             N/A
-----------------------------------------------------------------------------------------------------------------------
 MID CAP VALUE                          11/01               N/A             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                         12/01               N/A             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                          1/86             -3.30%           5.13%            8.72%           12.80%
-----------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                       4/96            -32.11%          -1.25%            7.79%             N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                   12/92            -18.88%           2.61%            5.25%             N/A
-----------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                             8/93            -12.19%          -1.29%           10.47%             N/A
-----------------------------------------------------------------------------------------------------------------------

----------------------------------  ----------------
                                        FOR THE
                                      PERIOD SINCE
                                       INCEPTION
                                        THROUGH
                                        12/31/01
----------------------------------  ----------------
 MONEY MARKET                             7.46%
---------------------------------------------------------------------
 HIGH QUALITY BOND                        6.59%
--------------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT BOND             6.90%
-------------------------------------------------------------------------------------------------------
 CORE BOND                                8.50%
-----------------------------------------------------------------------------------------------------------------------
 HIGH-YIELD BOND                          4.67%
-----------------------------------------------------------------------------------------------------------------------
 BALANCED                                 9.70%
-----------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                          13.42%
-----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                         12.08%
-----------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                           10.86%
-----------------------------------------------------------------------------------------------------------------------
 MID CAP VALUE                             N/A
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                            N/A
-----------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                          14.00%
-----------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                        7.50%
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                     9.86%
-----------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                             13.66%
-----------------------------------------------------------------------------------------------------------------------



Neither Mid-Cap Value, Small-Cap Value, Mid-Cap Growth nor Small-Cap Growth have a full calendar year of total returns at the date of this prospectus.


                    COMPOSITE PERFORMANCE OF DIVERSIFIED AND CERTAIN SUBADVISERS

The table below shows total returns calculated for certain private accounts and collective investment vehicles managed by Diversified during the periods indicated. Each of these private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the Strategic Allocation Funds and have been managed as these Funds are managed. Diversified has managed these collective investment vehicles since October 1, 1992. Certain of these private accounts and collective investment vehicles are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed on the Funds by that Act or the Internal Revenue Code. If these private accounts and collective investment vehicles were so registered, investment performance might have been adversely affected. The returns are adjusted to assume that all charges, expenses and fees of the Strategic Allocation Funds which are presently in effect were deducted during the periods.

This data is provided to illustrate the past performance of Diversified in managing substantially similar accounts as the Strategic Allocation Funds and does not represent the performance of these Funds. Investors should not consider this performance data as an indication of future performance of the Funds or Diversified. These composite returns are not intended to predict or suggest the returns that might be experienced by the Strategic Allocation Funds in the future or an individual investing in any of these Funds.

The average annual total returns at December 31, 2001 for all such private accounts and collective investment vehicles managed by Diversified, adjusted to assume that all charges, expenses and fees presently in effect were deducted, are as follows:


                                           -----------------------------------------------------------------------------------------
                                               INCEPTION                                                                 SINCE
                                                 DATE             1 YEAR            3 YEARS           5 YEARS          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  SHORT HORIZON
  STRATEGIC ALLOCATION FUND                      10/92             7.12%             5.25%             5.84%             6.51%
------------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON
  STRATEGIC ALLOCATION FUND                      10/92             -.36%             8.39%             9.78%            10.12%
------------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON
  STRATEGIC ALLOCATION FUND                      10/92            -3.10%             9.86%            12.97%            13.40%
------------------------------------------------------------------------------------------------------------------------------------

The table below shows the total returns calculated for the period indicated for all institutional private accounts and collective investment vehicles managed by a subadviser that has less than a three year track record with the Fund and that is the sole subadviser to that Fund.

Each of these institutional private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that Fund is managed. The institutional private accounts and collective investment vehicles that are included in the subadvisers' composites are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the institutional private accounts and collective investment vehicles included in the composites were so registered, investment performance may have been adversely affected.

This data is provided to illustrate the past performances of a subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of a Fund. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.

The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data. The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods unless otherwise indicated. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 2000.

    -----------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE
                                                        1 YEAR      3 YEARS      5 YEARS       10 YEARS       INCEPTION
    -----------------------------------------------------------------------------------------------------------------------
     EATON VANCE COMPOSITE(1) SUBADVISER TO HIGH
     YIELD BOND FUND                                     -7.70%        2.10%       7.07%        12.29%           9.42%
    -----------------------------------------------------------------------------------------------------------------------
        CSFB GLOBAL HIGH YIELD(2)                        -5.21%       -0.51%       4.51%        11.20%          10.18%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER HIGH YIELD BOND FUND INDEX(3)             -9.72%       -1.86%       3.86%        10.52%           8.35%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     ARK ASSET MANAGEMENT CO. COMPOSITE, SUBADVISER
     TO EQUITY GROWTH FUND                              -11.94%       24.48%        N/A           N/A           24.48%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 VALUE INDEX(4)                       7.01%        9.93%         --            --            9.93%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER VALUE INDEX(5)                             1.96%       10.12%         --            --           10.12%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     MARSICO COMPOSITE, SUBADVISER TO EQUITY GROWTH
     FUND                                               -14.55%       26.15%        N/A           N/A           26.15%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(6)                    -22.42%        1.64%         --            --           12.74%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(7)                     -10.87%       12.76%         --            --           12.76%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     CREDIT SUISSE ASSET MANAGEMENT COMPOSITE
     SUBADVISER TO GROWTH & INCOME FUND                 -14.68%        4.29%      16.74%          N/A           19.31%
    -----------------------------------------------------------------------------------------------------------------------
        S&P INDEX(8)                                    -11.88%       -1.03%      10.70%          N/A           13.97%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER S&P 500                                  -12.21%       -1.34%      10.41%          N/A           13.68%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     INVESCO COMPOSITE SUBADVISER TO SPECIAL EQUITY      -1.13%        7.41%       8.83%          N/A           13.82%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000(9)                                   2.49%        6.42%       7.52%          N/A           10.99%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP CORE(10)                         7.11%       11.24%      10.15%          N/A           12.31%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     CRAMER ROSENTHAL MCGLYNN COMPOSITE SUBADVISER
     TO MID CAP VALUE                                    20.76%       26.17%        N/A           N/A           21.34%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL MID CAP VALUE(11)                         2.33%        6.80%        N/A           N/A            6.37%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER MID CAP VALUE(12)                          6.73%        9.73%        N/A           N/A            6.75%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     DRESDNER RCM MID CAP GROWTH SUBADVISER TO MID
     CAP GROWTH                                         -25.07%        8.33%      11.50%        13.26%          15.42%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL MID CAP GROWTH(13)                      -20.15%        2.16%       8.02%        11.10%          13.97%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER MID CAP GROWTH(14)                       -21.07%        4.76%       7.82%        10.59%          14.61%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     BLACKROCK COMPOSITE SUBADVISER TO CORE BOND          8.88%        6.62%        N/A           N/A            7.39%
    -----------------------------------------------------------------------------------------------------------------------
        LB AGGREGATE(15)                                  8.44%        6.28%        N/A           N/A            6.91%
    -----------------------------------------------------------------------------------------------------------------------


   (1) Commencement of investment operations is January 1, 1980 for the subadviser's composite. The composite is AIMR compliant for all periods after January 1, 1993.

   (2) The Credit Suisse First Boston Global High Yield Index ("CSFB Global HY" or "Index") is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly).

   (3)The Lipper High Yield Bond Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows:
      "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".

   (4)The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest U.S. companies based on total market capitalization, which represents approximately 88% of the investable U.S. equity market.

   (5)

   (6)The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).


   (7)The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".


   (8)S&P 500 Covers 500 industrial, utility, transportation, and financial companies of the US markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index as calculated by Russell on a total return basis with dividends reinvested.


   (9)Russell 2000 Index Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.


  (10)Lipper Small Cap Core An equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice limits its investments to companies on the basis of the size of the company.


  (11)Russell Mid Cap Value Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  (12)Lipper Mid Cap Value An equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice, limits its investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund).


  (13)Russell Mid Cap Growth Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.


  (14)Lipper Mid Cap Growth An equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice, limits its investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund).


  (15)Lehman Brothers Aggregate Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each Institutional Fund's performance and other financial information for the fiscal periods indicated. "Total return" shows how much your investment in an Institutional Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Institutional Funds, whose report is included in the Institutional Funds' annual report. The Institutional Funds' annual report is incorporated into this registration statement by reference. Copies of the Institutional Funds' annual report may be obtained without charge by calling
(800) 926-0044.

For an average share outstanding:

                                         INCOME FROM
                                    INVESTMENT OPERATIONS
                                   ------------------------
                                                    NET                       DIVIDENDS AND DISTRIBUTIONS FROM
                                                 REALIZED                   -------------------------------------
                                                    AND          TOTAL                                    NET
                       NET ASSET      NET       UNREALIZED      INCOME                   IN EXCESS     REALIZED         TOTAL
       FOR THE           VALUE     INVESTMENT      GAINS      (LOSS) FROM      NET         OF NET        GAINS        DIVIDENDS
       PERIOD          BEGINNING     INCOME     (LOSSES) ON   INVESTMENT    INVESTMENT   INVESTMENT   (LOSSES) ON        AND
      ENDED(1)         OF PERIOD     (LOSS)     INVESTMENTS   OPERATIONS      INCOME       INCOME     INVESTMENTS   DISTRIBUTIONS
      --------         ---------   ----------   -----------   -----------   ----------   ----------   -----------   -------------
MONEY MARKET
12/31/2001              $10.00       $ 0.19       $   --        $ 0.19        $   --       $   --       $   --          $  --
HIGH QUALITY BOND
12/31/2001               10.00         0.19         0.13          0.32            --           --           --             --
INTERMEDIATE GOVERNMENT BOND
12/31/2001               10.00         0.17         0.20          0.37            --           --           --             --
CORE BOND
12/31/2001               10.00         0.19         0.26          0.45            --           --           --             --
BALANCED
12/31/2001               10.00         0.11        (0.65)        (0.54)           --           --           --             --
VALUE & INCOME
12/31/2001               10.00         0.06         0.67          0.73            --           --           --             --
GROWTH & INCOME
12/31/2001               10.00           --        (1.82)        (1.82)           --           --           --             --
EQUITY GROWTH
12/31/2001               10.00           --        (1.58)        (1.58)           --           --           --             --
SPECIAL EQUITY
12/31/2001               10.00           --        (0.92)        (0.92)           --           --           --             --
AGGRESSIVE EQUITY
12/31/2001               10.00        (0.02)       (2.38)        (2.40)           --           --           --             --
HIGH YIELD BOND
12/31/2001               10.00         0.26        (0.88)        (0.62)           --           --           --             --
INTERNATIONAL EQUITY
12/31/2001               10.00         0.01        (1.23)        (1.22)           --           --           --             --
STOCK INDEX
12/31/2001               10.00         0.03        (1.17)        (1.14)           --           --           --             --


                       NET ASSET
       FOR THE           VALUE
       PERIOD           END OF
      ENDED(1)          PERIOD
      --------         ---------
MONEY MARKET
12/31/2001              $10.19
HIGH QUALITY BOND
12/31/2001               10.32
INTERMEDIATE GOVERNME
12/31/2001               10.37
CORE BOND
12/31/2001               10.45
BALANCED
12/31/2001                9.46
VALUE & INCOME
12/31/2001               10.73
GROWTH & INCOME
12/31/2001                8.18
EQUITY GROWTH
12/31/2001                8.42
SPECIAL EQUITY
12/31/2001                9.08
AGGRESSIVE EQUITY
12/31/2001                7.60
HIGH YIELD BOND
12/31/2001                9.38
INTERNATIONAL EQUITY
12/31/2001                8.78
STOCK INDEX
12/31/2001                8.86


---------------

  *  Annualized
(1)  Commencement of operations September 11, 2000

                                        RATIO TO AVERAGE NET ASSETS
                        -----------------------------------------------------------
                        EXPENSES        EXPENSES                          NET
                        INCLUDING       INCLUDING          NET         INVESTMENT
          NET ASSETS       THE         THE SERIES       INVESTMENT   INCOME (LOSS)
 TOTAL      END OF       SERIES     PORTFOLIO (NET OF     INCOME        (NET OF
RETURN      PERIOD      PORTFOLIO    REIMBURSEMENT)       (LOSS)     REIMBURSEMENT)
-------   -----------   ---------   -----------------   ----------   --------------
   1.90%  $38,478,270       1.17%*        0.50%*             5.70%*       6.37%*
   3.20       662,681      12.40*        0.65*              (5.45)*       6.30*
   3.70       664,198      15.24*        0.65*              (8.86)*       5.73*
   4.50     3,198,647       3.93*        0.65*               3.03*        6.31*
  (5.40)          946    9527.75*        0.75*           (9523.20)*       3.80*
   7.30     2,095,845       9.08*        0.75*              (6.28)*       2.05*
 (18.20)      890,102      10.87*        0.90*             (10.09)*      (0.12)*
 (15.80)      809,172      11.95*        0.90*             (11.16)*      (0.11)*
  (9.20)   27,971,293       1.76*        1.10*              (0.59)*       0.07*
 (24.00)      308,022      28.50*        1.25*             (28.20)*      (0.95)*
  (6.20)    1,186,127      10.02*        0.85*               0.02*        9.19*
 (12.20)      846,192      12.14*        1.15*             (10.76)*       0.23*
 (11.40)   49,230,568       0.59*        0.30*               0.66*        0.95*

                                                            INCOME FROM                             DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                      DISTRIBUTIONS FROM
                                                      -----------------------                  ------------------------
                                                                      NET
                                                                   REALIZED
                                                                      AND                                       NET
                                        NET ASSET                 UNREALIZED    TOTAL INCOME                 REALIZED
                                          VALUE          NET         GAINS      (LOSS) FROM       NET          GAINS
                                       BEGINNING OF   INVESTMENT  (LOSSES) ON    INVESTMENT    INVESTMENT   (LOSSES) ON
      FOR THE PERIOD ENDED (1)            PERIOD         LOSS     INVESTMENTS    OPERATIONS      INCOME     INVESTMENTS
      ------------------------         ------------   ----------  -----------   ------------   ----------   -----------
SHORT HORIZON
12/31/2000...........................     $10.00         (+)        $ 0.26         $ 0.26        $   --       $   --
SHORT INTERMEDIATE HORIZON
12/31/2000...........................      10.00         (+)         (0.10)         (0.10)           --           --
INTERMEDIATE HORIZON
12/31/2000...........................      10.00         (+)         (0.33)         (0.33)           --           --
INTERMEDIATE LONG HORIZON
12/31/2000...........................      10.00         (+)         (0.49)         (0.49)           --           --
LONG HORIZON
12/31/2000...........................      10.00         (+)         (0.75)         (0.75)           --           --

---------------

(1)  Commencement of Operations, September 11, 2000.
(+)  Amount represents less then $0.005 per share.
  *  Annualized

                                         RATIOS TO AVERAGE NET ASSETS
    TOTAL                                -----------------------------
  DIVIDENDS       NET ASSET                                  NET         PORTFOLIO
     AND        VALUE END OF    TOTAL                     INVESTMENT     TURNOVER     NET ASSETS
DISTRIBUTIONS      PERIOD       RETURN     EXPENSES          LOSS          RATE      END OF PERIOD
-------------   -------------   ------   ------------   --------------   ---------   -------------
    $  --          $10.26        2.60%       0.10%*          (0.10)%*       246%      $   208,654
       --            9.90       (1.00)       0.10*           (0.10)*        150           161,753
       --            9.67       (3.30)       0.10*           (0.10)*        142        11,017,692
       --            9.51       (4.90)       0.10*           (0.10)*        130           195,511
       --            9.25       (7.50)       0.10*           (0.10)*        125           421,516

                                                                      APPENDIX A

                           STRATEGIC ALLOCATION FUNDS

Under normal circumstances, the Strategic Allocation Funds are allocated among the Money Market, Bond and Stock Funds, other than the Stock Index Fund, as follows:

                                           -----------------------------------------------------------------------------------------
                                                   SHORT HORIZON              SHORT/INTERMEDIATE           INTERMEDIATE HORIZON
                                                     STRATEGIC                 HORIZON STRATEGIC                 STRATEGIC
                                                  ALLOCATION FUND               ALLOCATION FUND               ALLOCATION FUND
                                           -----------------------------------------------------------------------------------------
                                                              TARGET                        TARGET                        TARGET
                                               NORMAL         WITHIN         NORMAL         WITHIN         NORMAL         WITHIN
                                               RANGE          RANGE          RANGE          RANGE          RANGE          RANGE
------------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET                                 0-20%           10%           0-10%            0%           0-10%            0%
------------------------------------------------------------------------------------------------------------------------------------
  HIGH QUALITY BOND                            10-30%          20%           5-25%           15%           0-20%           10%
------------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT BOND                 10-30%          20%           0-15%            5%           0-15%            5%
------------------------------------------------------------------------------------------------------------------------------------
  CORE BOND                                    20-40%          30%           25-45%          35%           15-35%          25%
------------------------------------------------------------------------------------------------------------------------------------
  HIGH-YIELD BOND                              0-20%           10%           5-25%           15%           0-20%           10%
------------------------------------------------------------------------------------------------------------------------------------
  VALUE & INCOME                               0-20%           10%           0-20%            9%           5-25%           15%
------------------------------------------------------------------------------------------------------------------------------------
  GROWTH & INCOME                               N/A            N/A           0-15%            5%           0-20%            8%
------------------------------------------------------------------------------------------------------------------------------------
  EQUITY GROWTH                                 N/A            N/A           0-15%            4%           0-15%            7%
------------------------------------------------------------------------------------------------------------------------------------
  SPECIAL EQUITY                                N/A            N/A           0-15%            6%           0-20%           10%
------------------------------------------------------------------------------------------------------------------------------------
  AGGRESSIVE EQUITY                             N/A            N/A           0-10%            2%           0-10%            3%
------------------------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY                          N/A            N/A           0-15%            4%           0-15%            7%
------------------------------------------------------------------------------------------------------------------------------------

                                           -----------------------------------------------------------
                                                 INTERMEDIATE/LONG               LONG HORIZON
                                                 HORIZON STRATEGIC                 STRATEGIC
                                                  ALLOCATION FUND               ALLOCATION FUND
                                           -----------------------------------------------------------
                                                              TARGET                        TARGET
                                               NORMAL         WITHIN         NORMAL         WITHIN
                                               RANGE          RANGE          RANGE          RANGE
------------------------------------------------------------------------------------------------------
  MONEY MARKET                                 0-10%            0%           0-10%            0%
------------------------------------------------------------------------------------------------------
  HIGH QUALITY BOND                            0-15%            5%           0-10%            0%
------------------------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT BOND                 0-15%            5%           0-10%            0%
------------------------------------------------------------------------------------------------------
  CORE BOND                                    0-20%           12%           0-10%            0%
------------------------------------------------------------------------------------------------------
  HIGH-YIELD BOND                              0-15%            8%           0-10%            0%
------------------------------------------------------------------------------------------------------
  VALUE & INCOME                               10-30%          21%           20-40%          30%
------------------------------------------------------------------------------------------------------
  GROWTH & INCOME                              0-20%           11%           5-25%           15%
------------------------------------------------------------------------------------------------------
  EQUITY GROWTH                                0-20%           10%           5-25%           15%
------------------------------------------------------------------------------------------------------
  SPECIAL EQUITY                               0-20%           14%           10-30%          20%
------------------------------------------------------------------------------------------------------
  AGGRESSIVE EQUITY                            0-10%            4%           0-15%            5%
------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY                         0-20%           10%           5-25%           15%
------------------------------------------------------------------------------------------------------

                                                                      APPENDIX B

           INSTRUCTIONS FOR PURCHASES AND SALES FROM THE DISTRIBUTOR

PURCHASES

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Diversified Investors Funds Group II and mailed to:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

Checks for shares of the Strategic Allocation Funds should be made payable to The Diversified Investors Funds Group II and mailed to:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call
(800) 926-0044 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Funds Group II (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Diversified Investors Funds Group (in case of a purchase of a Strategic Allocation Fund), in each case at the address above.

SALES (REDEMPTIONS)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Diversified Investors Funds Group II at:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

Requests to redeem shares in any of the Strategic Allocation Funds should be mailed to The Diversified Investors Funds Group at:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 926-0044.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file numbers: 811-7674
                  811-07495

Prospectus

                     THE DIVERSIFIED INVESTORS FUNDS GROUP

                     DIVERSIFIED INVESTMENT ADVISORS, INC.,
                               INVESTMENT ADVISER

                      STEPHENS INSTITUTIONAL CLASS SHARES

MONEY MARKET FUND
Diversified Investors Money Market Fund

BOND FUNDS
Stephens Intermediate Bond Fund
Diversified Investors High-Yield Bond Fund

STOCK FUNDS
Diversified Investors Value & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund

Diversified Investors International Equity Fund



       This prospectus describes the Stephens Institutional Class shares.


  The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. No Fund by itself is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
                   or passed upon the adequacy or accuracy of
                   this prospectus, and any representation to
                      the contrary is a criminal offense.


May 1, 2002

TABLE OF CONTENTS


The Funds at a Glance.......................................    2
     Money Market Fund......................................    2
     Bond Funds.............................................    5
     Stock Funds............................................   10

Shareholder Services........................................   19
     How to Reach the Funds.................................   19
     How to Purchase Shares.................................   19
     How the Price of Your Shares is Calculated.............   20
     How to Sell Shares.....................................   20
     Shareholder Services and Policies......................   20

Dividends and Distributions.................................   21

Tax Matters.................................................   22

Management..................................................   22
     Investment Adviser.....................................   22
     Subadvisers............................................   23
     Advisory Fees..........................................   26

More About the Funds........................................   26
     Money Market Fund......................................   26
     Bond Funds.............................................   27
     Stock Funds............................................   29
     Risks..................................................   30

General Information.........................................   33

Additional Performance Information..........................   34

Total Returns...............................................   34

Financial Highlights........................................   37

THE FUNDS AT A GLANCE
                                                               MONEY MARKET FUND

DIVERSIFIED INVESTORS MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments.

     - The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     - If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital. Because the Fund emphasizes stability, it may be an appropriate component of a savings plan.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time. All information is for the Stephens Institutional Class shares of the Fund. Stephens Institutional Class shares were first issued on January 2, 1998.

     -  The bar chart shows the Fund's performance from year to year.


     - The tables show the Fund's best and worst quarters for the years covered by the bar chart, and how the Fund's before- and after-tax average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.



     - After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before- and after-taxes is not necessarily an indication of how the Fund will perform in the future. This table assumes the redemption of shares at the end of the period and the reinvestment of distributions and dividends.


When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

MONEY MARKET FUND

TOTAL RETURN
(per calendar year -- Stephens Institutional Class)

1998-2001


                                                                             TOTAL RETURN
                                                                             ------------
1998                                                                             5.01
1999                                                                             4.67
2000                                                                             5.84
2001                                                                             3.49


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             1.47%           December 31, 2000
-----------------------------------------------------------------
      Lowest               .45%           December 31, 2001
-----------------------------------------------------------------



----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001 --
Stephens Institutional Class)
----------------------------------------------------------------
                                             Since Inception
     Money Market Fund          1 Year       January 2, 1998
----------------------------------------------------------------
    Return before taxes          3.49%             4.73%
----------------------------------------------------------------
   Return after taxes on
       distributions
----------------------------------------------------------------
   Return after taxes on
 distributions and sale of
        Fund shares
----------------------------------------------------------------
       Salomon Bros.
    3-Month T-Bill Index         4.09%             4.46%
----------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD STEPHENS INSTITUTIONAL CLASS SHARES OF THE MONEY MARKET FUND.


    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases               None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                           None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends    None
    --------------------------------------------------------------------------------
     Redemption Fee                                                 None
    --------------------------------------------------------------------------------
     Exchange Fee                                                   None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                   .25%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                      .25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
          Administrative Services Fee                                --
    --------------------------------------------------------------------------------
          Miscellaneous Expenses                                     --
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                            --
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                      --
    --------------------------------------------------------------------------------
     NET EXPENSES                                                    --
    --------------------------------------------------------------------------------


   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

   (2) On         , the Adviser contractually agreed to reimburse certain of the
       Fund's expenses for a period of 10 years.


In addition to the fees and expenses shown above, clients participating in the Stephens Capital Management Asset Allocation Program will be subject to an advisory fee charged by Stephens Capital Management in connection with the Program at an annual rate of no more than 1.5% of assets under management.

EXAMPLE

This example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:

     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:

     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------
     1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------
       $--               $--               $--               $--
-----------------------------------------------------------------------

                                                                      BOND FUNDS

STEPHENS INTERMEDIATE BOND FUND
DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

STEPHENS INTERMEDIATE BOND FUND     The Fund's goal is to generate a high level
                                    of current income consistent with a goal to preserve the value of its investors' investment.

HIGH-YIELD BOND FUND                The Fund's goal is to provide a high level
                                    of current income.

MAIN INVESTMENT STRATEGIES

STEPHENS INTERMEDIATE BOND FUND


The Stephens Intermediate Bond Fund invests in a broad range of fixed income securities, including U.S. government obligations, foreign government debt securities (including securities issued by developing countries), and preferred stock and debt securities issued by U.S. and foreign companies. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.


The Fund's dollar-weighted average maturity generally does not exceed ten years under normal circumstances.

HIGH-YIELD BOND FUND


The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.


The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

ALL BOND FUNDS

Each of the Bond Funds may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of securities held by the High-Yield Bond Fund may be quite volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - PORTFOLIO SELECTION. The advisers of the Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Fund may lose money, or their investment in a Fund may not do as well as investments in other fixed income funds.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Even a small investment in derivatives can have a large impact on a Fund's exposure to market, currency and interest rate changes. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income. Consider the INTERMEDIATE BOND FUND if you are seeking a higher level of current income than is generally available from a shorter-term bond fund and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH-YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds' returns have varied over time. All information is for Stephens Institutional Class shares of the Funds. Stephens Institutional Class shares were first issued on January 2, 1998.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters for the years covered by the bar chart, and how the Funds' average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.


After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before- and after-taxes is not necessarily an indication of how the Fund will perform in the future. This table assumes the redemption of shares at the end of the period and the reinvestment of distributions and dividends.


When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

STEPHENS INTERMEDIATE FUND

TOTAL RETURN
(per calendar year -- Stephens Institutional Class)

1998-2001


                                                                             TOTAL RETURN
                                                                             ------------
1998                                                                              6.22
1999                                                                              1.46
2000                                                                             11.71
2001                                                                              6.43



------------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
------------------------------------------------------------------
                                             Quarter Ending
------------------------------------------------------------------
      Highest              5.45%           September 30, 2001
------------------------------------------------------------------
      Lowest              -1.96%           December 31, 2001
------------------------------------------------------------------




-----------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (through December 31, 2001 --
 Stephens Institutional Class)
-----------------------------------------------------------------
 Stephens Intermediate Bond                   Since Inception
            Fund                1 Year        January 2, 1998
-----------------------------------------------------------------
    Return before taxes         6.43%              6.39%
-----------------------------------------------------------------
   Return after taxes on
       distributions
-----------------------------------------------------------------
   Return after taxes on
 distributions and sale of
        Fund shares
-----------------------------------------------------------------
    Lehman Intermediate
   Government Bond Index        10.48%             6.90%
-----------------------------------------------------------------

HIGH-YIELD BOND FUND

TOTAL RETURN
(per calendar year -- Stephens Institutional Class)

1998-2001

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1998                                                                              2.14
1999                                                                              0.07
2000                                                                             -4.37
2001                                                                              4.60



------------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
------------------------------------------------------------------
                                             Quarter Ending
------------------------------------------------------------------
      Highest              6.71%           December 31, 2001
------------------------------------------------------------------
      Lowest              -4.75%           September 30, 1998
------------------------------------------------------------------




-----------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (through December 31, 2001 --
 Stephens Institutional Class)
-----------------------------------------------------------------
  High-Yield Bond                          Since Inception
       Fund              1 Year            January 2, 1998
-----------------------------------------------------------------
Return before taxes      4.60%                   .55%
-----------------------------------------------------------------
Return after taxes
 on distributions
-----------------------------------------------------------------
Return after taxes
 on distributions
 and sale of Fund
      shares
-----------------------------------------------------------------
       CSFB
    Global High
    Yield Index          5.78%                  1.02%
-----------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD STEPHENS INSTITUTIONAL CLASS SHARES OF THE BOND FUNDS.



--------------------------------------------------------------------------------------------------------------
                                                                   STEPHENS
 SHAREHOLDER FEES                                              INTERMEDIATE               HIGH-YIELD
 (fees paid directly from your investment)                        BOND FUND                BOND FUND
--------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases                      None                     None
--------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)                                  None                     None
--------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None                     None
--------------------------------------------------------------------------------------------------------------
 Redemption Fee                                                        None                     None
--------------------------------------------------------------------------------------------------------------
 Exchange Fee                                                          None                     None
--------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
 as a % of average net assets
--------------------------------------------------------------------------------------------------------------
 Advisory Fee                                                          .10%                     .55%
--------------------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees                                             .25%                     .25%
--------------------------------------------------------------------------------------------------------------
 Other Expenses
--------------------------------------------------------------------------------------------------------------
      Administrative Services Fee                                         %                        %
--------------------------------------------------------------------------------------------------------------
      Miscellaneous Expenses                                              %                        %
--------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                                     %*                       %
--------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(1)                               %                        %
--------------------------------------------------------------------------------------------------------------
 NET EXPENSES                                                             %                        %(2)
--------------------------------------------------------------------------------------------------------------



(1) On         , the Adviser contractually agreed to reimburse certain of the
    Funds' expenses for a period of 10 years.

(2) The High-Yield Bond Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

In addition to the fees and expenses shown above, clients participating in the Stephens Capital Management Asset Allocation Program will be subject to an advisory fee charged by Stephens Capital Management in connection with the Program at an annual rate of no more than 1.5% of assets under management.

EXAMPLE

This example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:

     - you invest $10,000 in a Fund for the time periods indicated; and

     - you then sell all your shares at the end of those periods.

The example also assumes that:

     - your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   ---------------------------------------------------------------------------------------
                                                          STEPHENS
                                                        INTERMEDIATE                   HIGH-YIELD
                                                         BOND FUND                     BOND FUND
                   ---------------------------------------------------------------------------------------
                              1 year                         $                             $
                   ---------------------------------------------------------------------------------------
                             3 years                         $                             $
                   ---------------------------------------------------------------------------------------
                             5 years                         $                             $
                   ---------------------------------------------------------------------------------------
                             10 years                        $                             $
                   ---------------------------------------------------------------------------------------


                                                                           STOCK
FUNDS

DIVERSIFIED INVESTORS VALUE & INCOME FUND
DIVERSIFIED INVESTORS EQUITY GROWTH FUND
DIVERSIFIED INVESTORS SPECIAL EQUITY FUND

DIVERSIFIED INVESTORS INTERNATIONAL EQUITY FUND


THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

VALUE & INCOME FUND                 The Fund's goal is to provide a high level
                                    of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

EQUITY GROWTH FUND                  The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

SPECIAL EQUITY FUND                 The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.


INTERNATIONAL EQUITY FUND           The Fund's goal is to provide a high level
                                    of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.


MAIN INVESTMENT STRATEGIES

VALUE & INCOME FUND


The Value & Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.


EQUITY GROWTH FUND


The Equity Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds.

SPECIAL EQUITY FUND


The Special Equity Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the portfolio manager may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%.



INTERNATIONAL EQUITY FUND



The International Equity Fund invests primarily in securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. In selecting individual securities, the advisers use a value-oriented strategy to identify companies that appear to be trading below their true worth.


ALL STOCK FUNDS

Each of the Stock Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.


Each Stock Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include the Fund's underlying Portfolio, unless otherwise noted.


MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) not change. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Value & Income and International Equity Funds will be particularly susceptible to the risks of value investing.

     - PORTFOLIO SELECTION. The success of the Equity Growth Fund's investment strategy depends largely on the skill of that Fund's advisers in assessing the growth potential of companies in which the Fund invests. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in the Fund may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

        The success of a Fund using a value approach, such as the Value & Income, and International Equity Funds, depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.


     - SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Special Equity Fund are likely to be particularly susceptible to the risks of small cap companies.



     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down. On January 1, 2000, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear.



        The International Equity Fund may invest up to 10% of its assets in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant market turmoil.


     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Even a small investment in derivatives can have a large impact on a Fund's exposure to market, currency and interest rate changes. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PORTFOLIO TURNOVER. The Special Equity and Aggressive Equity Funds are actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities.

WHO MAY WANT TO INVEST


Consider investing in the Stock Funds if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. Consider the VALUE & INCOME FUND if you are seeking capital appreciation with an income component to temper volatility. Consider the EQUITY GROWTH, SPECIAL EQUITY, and INTERNATIONAL EQUITY FUNDS if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Special Equity Fund emphasizes securities of small to medium size companies. As a result, the Special Equity Fund may be particularly volatile.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time. All information is for Stephens Institutional Class shares of the Funds. Stephens Institutional Class shares were first issued on January 2, 1998.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters for the years covered by the bar chart, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.


After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before- and after-taxes is not necessarily an indication of how the Fund will perform in the future. This table assumes the redemption of shares at the end of the period and the reinvestment of distributions and dividends.


When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

VALUE & INCOME FUND*

TOTAL RETURN
(per calendar year)

1995-2001


                                                                          EQUITY INCOME FUND
                                                                          ------------------
1995                                                                             34.62
1996                                                                             17.91
1997                                                                             29.31
1998                                                                             12.47
1999                                                                              7.70
2000                                                                              8.97
2001                                                                             -2.61


-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            15.50%             June 30, 1997
-----------------------------------------------------------------
      Lowest             -9.54%           September 30, 1998
-----------------------------------------------------------------



-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2001)
-----------------------------------------------------------------
                                             Since Inception
Value & Income Fund       1 Year   5 Year    July 1, 1994*
-----------------------------------------------------------------
Return before taxes       -2.61%    10.69%          14.75%
-----------------------------------------------------------------
 Return after taxes
  on distributions
--------------------------------------------
 Return after taxes
on distributions and
sale of Fund shares
--------------------------------------------
   S&P 500 Index         -11.88%    10.70%          15.51%
-----------------------------------------------------------------
 Russell 1000 Value
       Index              -5.59%    11.13%          15.14%
-----------------------------------------------------------------


* The returns shown are for a class of shares of the Value & Income Fund not offered in this Prospectus because Stephens Institutional Class shares are newly offered. Shares of both are invested in the same portfolio of securities and the annual returns of the Stephens Institutional Class shares would differ only to the extent that the classes do not have the same expenses.

EQUITY GROWTH FUND

TOTAL RETURN
(per calendar year -- Stephens Institutional Class)

1998-2001


                                                                             TOTAL RETURN
                                                                             ------------
1998                                                                             36.54
1999                                                                             37.36
2000                                                                            -16.76
2001                                                                            -20.52



-----------------------------------------------------------------
                   HIGHEST AND LOWEST RETURNS
        (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            29.71%           December 31, 1998
-----------------------------------------------------------------
      Lowest            -19.72%             March 31, 2001
-----------------------------------------------------------------




----------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
                 (through December 31, 2001 --
                 Stephens Institutional Class)
----------------------------------------------------------------
                                              Since Inception
      Equity Growth Fund           1 Year     January 2, 1998
----------------------------------------------------------------
      Return before taxes         -20.52%          5.60%
----------------------------------------------------------------
     Return after taxes on
         distributions
----------------------------------------------------------------
     Return after taxes on
distributions and sale of Fund
            shares
----------------------------------------------------------------
         S&P 500 Index            -11.88%          5.66%
----------------------------------------------------------------
   Russell 1000 Growth Index      -20.42%          3.33%
----------------------------------------------------------------

SPECIAL EQUITY FUND

TOTAL RETURN
(per calendar year -- Stephens Institutional Class)

1998-2001


                                                                             TOTAL RETURN
                                                                             ------------
1998                                                                              4.21
1999                                                                             25.44
2000                                                                             -4.60
2001                                                                             -3.37


-----------------------------------------------------------------
                   HIGHEST AND LOWEST RETURNS
        (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            20.92%           December 31, 1998
-----------------------------------------------------------------
      Lowest            -20.06%           September 30, 1998
-----------------------------------------------------------------



----------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS
              (through December 31, 2001 --
              Stephens Institutional Class)
----------------------------------------------------------
                                         Since Inception
   Special Equity Fund        1 Year     January 2, 1998
----------------------------------------------------------
   Return before taxes        -3.37%           4.80%
----------------------------------------------------------
  Return after taxes on
      distributions
----------------------------------------------------------
  Return after taxes on
distributions and sale of
       Fund shares
----------------------------------------------------------
   Russell 2000 Index          2.49%           4.10%
----------------------------------------------------------
      S&P 500 Index          -11.88%           5.66%
----------------------------------------------------------

INTERNATIONAL EQUITY FUND

TOTAL RETURN
(per calendar year -- Stephens Institutional Class)

1998-2001


                                                                             TOTAL RETURN
                                                                             ------------
1998                                                                             10.27
1999                                                                             63.93
2000                                                                            -18.98
2001                                                                            -18.83


-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            27.46%           December 31, 1999
-----------------------------------------------------------------
      Lowest            -16.67%           September 30, 1998
-----------------------------------------------------------------



-----------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS
               (through December 31, 2001 --
               Stephens Institutional Class)
-----------------------------------------------------------
                                          Since Inception
 International Equity Fund      1 Year    January 2, 1998
-----------------------------------------------------------
    Return before taxes        -18.83%           4.40%
-----------------------------------------------------------
   Return after taxes on
       distributions
-----------------------------------------------------------
   Return after taxes on
 distributions and sale of
        Fund shares
-----------------------------------------------------------
         MSCI World
        Ex-US Index            -21.16%           1.13%
-----------------------------------------------------------

FUND FEES AND EXPENSES

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD STEPHENS INSTITUTIONAL CLASS SHARES OF THE STOCK FUNDS.


    ----------------------------------------------------------------------------------------------------------
                                                VALUE &         EQUITY          SPECIAL        INTERNATIONAL
          SHAREHOLDER FEES (FEES PAID           INCOME          GROWTH          EQUITY            EQUITY
        DIRECTLY FROM YOUR INVESTMENT)          FUND(3)          FUND            FUND              FUND
    ----------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases                                   None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)        None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                        None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     Redemption Fee                              None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     Exchange Fee                                None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund
     assets) as a % of average net
     assets(1)
    ----------------------------------------------------------------------------------------------------------
     Advisory Fee                                .45%            .62%            .80%              .75%
    ----------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                   .25%            .25%            .25%              .25%
    ----------------------------------------------------------------------------------------------------------
     Other Expenses
    ----------------------------------------------------------------------------------------------------------
          Administrative Services Fee             --%             --%            .30%              .30%
    ----------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                  --%             --%             --%               --%
    ----------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES         --%             --%             --%               --%
    ----------------------------------------------------------------------------------------------------------
     Fee Waivers and/or Reimbursements(2)         --%             --%             --%               --%
    ----------------------------------------------------------------------------------------------------------
     NET EXPENSES                                 --%             --%             --%               --%
    ----------------------------------------------------------------------------------------------------------



   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.


   (2) On         , the Adviser contractually agreed to reimburse certain of the
       Funds' expenses for a period of 10 years.

   (3) Because Stephens Institutional Class Shares of the Value & Income Funds were not issued during the Fund's last fiscal year, Miscellaneous Expenses have been estimated for the Value & Income Fund based on a projected level of average daily net assets of $50 million.

In addition to the fees and expenses shown above, clients participating in the Stephens Capital Management Asset Allocation Program will be subject to an advisory fee charged by Stephens Capital Management in connection with the Program at an annual rate of no more than 1.5% of assets under management.

EXAMPLE

This example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:

     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:

     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    -------------------------------------------------------------------------------------------------------
                                VALUE &              EQUITY             SPECIAL           INTERNATIONAL
                              INCOME FUND         GROWTH FUND         EQUITY FUND          EQUITY FUND
    -------------------------------------------------------------------------------------------------------
           1 year                 $--                 $--                 $--                  $--
    -------------------------------------------------------------------------------------------------------
           3 years                $--                 $--                 $--                  $--
    -------------------------------------------------------------------------------------------------------
           5 years                $--                 $--                 $--                  $--
    -------------------------------------------------------------------------------------------------------
          10 years                $--                 $--                 $--                  $--
    -------------------------------------------------------------------------------------------------------


SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.

                                                                             HOW
TO REACH THE FUNDS
BY TELEPHONE         Call (501) 374-4361 or call toll free at (800) 643-9691,
                     Ext. 4361

BY MAIL                Stephens Inc.
                       111 Center Street
                       Little Rock, AR 72201
                       Attention: Stephens Capital Management
                                                          HOW TO PURCHASE SHARES

Stephens Institutional Class shares are available only to investment clients of Stephens Inc.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

Initial and subsequent purchases may be made by check or wire transfer. There is no minimum initial or subsequent investment amount. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks should be made payable to Stephens Inc. and mailed to the address listed above under "How to Reach the Funds."

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within 15 days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call Stephens Capital Management at (800) 643-9691, Ext. 4361 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to Stephens Capital Management at the address above.

Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

                                      HOW THE PRICE OF YOUR SHARES IS CALCULATED


Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


What is NAV?


NAV refers to a Fund's net asset value. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value procedures established by and under the supervision of the Trustees. Foreign securities are valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.



Each Fund may use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund's NAV is calculated. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.


Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.
                                                              HOW TO SELL SHARES

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares should be mailed to Stephens Inc. at the address listed above under "How to Reach the Funds."

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

                                               SHAREHOLDER SERVICES AND POLICIES

EXCHANGES


On any business day you may exchange all or a portion of your Stephens Institutional Class shares for Stephens Institutional Class shares of any other available Fund. To make exchanges, please call the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the Distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.


REDEMPTION PROCEEDS


The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.


Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.


MANDATORY REDEMPTIONS



The Funds' board of trustees has asked shareholders to consider approving a restated declaration of trust that would, among other things, allow a Fund to adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.


TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account, contact the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361 or (501) 374-4361 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361 or (501) 374-4361.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXES ON DISTRIBUTIONS

If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even if you reinvest the distributions in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALE OR EXCHANGES

If you are otherwise subject to federal income taxes, anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information or are otherwise subject to "backup withholding". Funds may also be required to withhold a portion of any distributions and redemption proceeds otherwise due to shareholders who are not U.S. citizens or residents.

MANAGEMENT
                                                              INVESTMENT ADVISER


Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds in which the Funds invest. Diversified also advises the Intermediate Bond Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Funds.



Diversified has selected subadvisers for each underlying mutual fund. Diversified provides general supervision of the subadvisers and also manages the assets of the Intermediate Bond Fund, subject to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.


The subadvisers make the day-to-day investment decisions for the underlying mutual funds and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below.


Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval under certain circumstances. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Before a Portfolio relies on the exemptive order, the Portfolio's investors must approve it. To date, investors in the High-Yield Bond, Value & Income, Equity Growth and Special Equity Portfolios have approved the exemptive order. Each of the remaining Funds has asked its shareholders to consider approving the exemptive order.


                                                                     SUBADVISERS

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

MONEY MARKET FUND

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York, New York 10019.

David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.


INTERMEDIATE BOND FUND


Stephens Capital Management. Stephens Capital Management is a division of Stephens Inc., a registered investment adviser which is a wholly-owned subsidiary of Stephens Holding Company which is a subsidiary of Stephens Group, Inc. The Funds are the first registered investment companies for which Stephens Capital Management performs investment advisory functions. The principal business address of Stephens Capital Management is 111 Center Street, Little Rock, Arkansas 72201.

HIGH-YIELD BOND FUND


Eaton Vance Management. Eaton Vance Corp. is the direct owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.


Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High-Yield Bond Fund. Ms. Carter has 17 years of investment experience and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services. Mr. Weilheimer has 13 years of investment experience and has held the following positions: Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company.

VALUE & INCOME FUND

Alliance Capital Management, L.P.
Asset Management Group

Alliance Capital Management, L.P. ("Alliance") Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc. Asset Management Group has been a registered investment adviser since 1971. The principal business address of Asset Management Group is 1740 Broadway, New York, New York 10019.

EQUITY GROWTH FUND

Ark Asset Management Co., Inc.
Dresdner RCM Global Investors LLC
Marsico Capital Management, LLC

Ark Asset Management Co., Inc. ("Ark") has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.

Dresdner RCM Global Investors LLC Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment advisor since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

Marsico Capital Management, LLC, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1986 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.

SPECIAL EQUITY FUND

Goldman Sachs Asset Management
Husic Capital Management
RS Investment Management, L.P.
Wellington Management Company LLP
Westport Asset Management, Inc.
INVESCO, Inc.

Goldman Sachs Asset Management. Created in 1988, Goldman Sachs Asset Management ("Goldman Sachs") is a unit of the Investment Management Division of Goldman, Sachs & Co., a worldwide investment banking firm, with numerous offices throughout the United States and globally. The business address of the Goldman Sachs branch office responsible for managing the Fund is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607

Herbert E. Ehlers, Managing Director, and Timothy G. Ebright, Portfolio Manager, have been responsible for the day-to-day management of the Special Equity Fund on behalf of Liberty Investment Management Inc. ("Liberty"), and now Goldman Sachs, since 1994. Mr. Ehlers and Mr. Ebright have been employed by Goldman Sachs since 1997. Before that, they were employed by Liberty or its predecessor, Eagle Asset Management, Inc., since 1980 and 1988, respectively.

Husic Capital Management. Husic was founded in March 1986 and is a California limited partnership. The General Partner of Husic is Frank J. Husic & Co., a California corporation ("Husic & Co."). Mr. Frank J. Husic is the sole shareholder of Husic & Co. Husic has been a registered investment adviser since 1986. The principal business address of Husic is 555 California Street, Suite 2900, San Francisco, California 94104.

Mr. Husic and Ronald J. Leong are jointly responsible for the day to day management of the Special Equity Fund on behalf of Husic. Mr. Husic is the founder of the firm and is Chief Investment Officer. Mr. Leong has been employed by Husic since 1988.

RS Investment Management, L.P. RS was formed in 1999 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 555 California Street, San Francisco, California 94111.

David J. Evans, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Special Equity Fund on behalf of RS Investment Management, L.P. since 1999 and has been employed by RS Investment Management, L.P. since 1989.


Wellington Asset Management. Wellington was founded in      and has been a
registered investment adviser since      . The principal business address of
Wellington is           . [**If Fund advised by individual portfolio managers
from Wellington, add their names and 5 years past employment history.**]


Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Fund on behalf of Westport since 1994 and has been employed by Westport since 1983.

INVESCO, Inc. ("INVESCO") was formed in 1971 and has been a registered investment adviser since 1971. The principal business address of INVESCO is 1166 Avenue of the Americas -- 26th Floor, New York, New York 10036.



Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the Special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.


INTERNATIONAL EQUITY FUND

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal business address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.
                                                                   ADVISORY FEES


For the fiscal year ended December 31, 2001, Diversified and the subadvisers received aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below.



    --------------------------------------------------------------------------------
     Money Market Fund                                                   0.25%
    --------------------------------------------------------------------------------
     Intermediate Bond Fund                                              0.10%
    --------------------------------------------------------------------------------
     High-Yield Bond Fund                                                0.55%
    --------------------------------------------------------------------------------
     Value & Income Fund                                                 0.45%
    --------------------------------------------------------------------------------
     Equity Growth Fund                                                  0.62%
    --------------------------------------------------------------------------------
     Special Equity Fund                                                 0.80%
    --------------------------------------------------------------------------------
     International Equity Fund                                           0.75%
    --------------------------------------------------------------------------------


MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. Of course, the Fund's advisers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each Fund's historical portfolio turnover rate.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                                                               MONEY MARKET FUND

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

                                                                      BOND FUNDS

What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.


The INTERMEDIATE BOND FUND may invest in a broad range of fixed income securities, including U.S. government obligations, foreign government debt securities (including securities issued by developing countries), and preferred stock and debt securities issued by U.S. and foreign companies. The Fund invests primarily in U.S. government obligations and debt securities issued by U.S. companies. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments. The Fund's duration generally is between one and six years, and its dollar-weighted average maturity generally does not exceed ten years under normal circumstances. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.


The portfolio managers of the Intermediate Bond Fund use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers then attempt to select securities that will enable the Fund to achieve a high total return relative to other intermediate bond funds.

What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.


The HIGH-YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in these high yield bonds and related investments.


The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

In selecting investments for the Fund, the Fund's advisers exclude securities that are in default or that pay interest in the form of additional debt securities. As a result, the Fund may be somewhat more conservative than certain other high-yield funds. The Fund is designed to outperform more aggressive high-yield funds in high-yield market downturns, and its performance may lag these funds in high-yield market upturns. Of course, it is possible that the Fund will not perform as expected.


The Fund may also invest (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stock warrants and rights. Investors should carefully consider the special risks of investing in this Fund.


                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes.

Each of the Bond Funds use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.
                                                                     STOCK FUNDS

The VALUE & INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The portfolio managers of the VALUE & INCOME FUND uses a "bottom up" value-oriented approach in selecting investments for the Funds. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determinations of companies that are in fact undervalued, but have good longer term business prospects.


The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple advisers to control the volatility often associated with growth funds.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A fund's advisers may fail to pick stocks that outperform the economy or that do as well as the economy.


The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund utilizes two growth-style managers and two value-oriented managers. The Fund is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor. Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.



The portfolio advisers of the EQUITY GROWTH and SPECIAL EQUITY, use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.



The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Fund invests in equity securities of issuers in at least three countries other than the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.


The portfolio managers of the International Equity Fund use a "bottom up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomic and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                    *  *  *

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.
                                                                           RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by the Funds may be quite volatile.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, Funds with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income and International Equity Funds are particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Fund may lose money, or their investment in a Bond Fund may not do as well as investments in other fixed income funds.

The success of the Equity Growth Fund's investment strategy depends largely on the skill of that Fund's advisers in assessing the growth potential of companies in which the Fund invests. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in the Fund may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

The success of a Fund using a value approach, such as the Value & Income and International Equity Funds, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Special Equity Fund are likely to be particularly susceptible to the risks of small cap companies.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     - The International Equity Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.


     - On January 1, 2000, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear.



     - Certain foreign markets, such as Argentina, have recently experienced significant market turmoil.


PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Fund's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Even a small investment in derivatives can have a large impact on a Fund's exposure to market, currency and interest rate changes. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. Pursuant to an agreement between Diversified and Stephens, Stephens will receive additional compensation from the Distributor for providing distribution and marketing services with respect to the Stephens Institutional Class Shares. Stephens will also receive compensation from the Funds for providing shareholder services to customers of Stephens who own Stephens Institutional Class Shares.

What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12b-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.


INVESTMENT STRUCTURE. Each Fund (except for the Intermediate Bond Fund which invests directly in securities) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.


BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.


TRUST AND SHARE CLASSES. Each Fund is a series of The Diversified Investors Fund Group, which is a Massachusetts business trust. Each of the Funds issues more than one class of shares. Each Fund issues Stephens Institutional Class shares. Each Fund other than the Intermediate Bond Fund also issues Diversified Class shares. Stephens Institutional Class shares are described in this prospectus. Call the Distributor at (914) 697-8000 for more information.

ADDITIONAL PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. The current yield for a Fund will be calculated by dividing net investment income per share during a recent 30-day period (7-day period for the Money Market Fund) by the net asset value per share on the last day of the period and annualizing the result. Total return refers to the change over a stated period in the value of an investment in a Fund, reflects any change in net asset value and is compounded to include the value of any shares purchased with dividends or capital gains declared during the period. Yield reflects only net income as of a stated time, while total return reflects all components of investment return over a stated period of time. For more information about the calculation of yield and total return, see the Statement of Additional Information.

Please note that the investment results of each Fund will fluctuate over time. All performance information is historical and should not be considered a representation of what an investment in the Funds may earn in the future.

TOTAL RETURNS

Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in Pooled Separate Accounts of The Mutual Life Insurance Company. The total return for each Fund (other than the High-Yield Bond Fund) for any period which includes a period prior to the contribution by the Pooled Separate Account will reflect the performance of the Pooled Separate Account.

Pooled Separate Account performance is only included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. Furthermore, this Pooled Separate Account performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected. None of the Pooled Separate Accounts was organized for the purpose of establishing a performance record for a Fund.


Historical performance information for periods prior to the establishment of the Stephens Institutional Class shares for a Fund (other than the Intermediate Bond
Fund) will be that of the respective Diversified Class shares for that Fund and will be presented in accordance with the applicable interpretations of the Securities and Exchange Commission.

As of December 31, 2001, the average annual total returns for the Stephens Institutional Class shares of each of the following Funds, including the Pooled Separate Accounts referred to above, were as follows:



              ---------------------------------------------------------------------------------------------
                                                                                                               FOR THE
                                                                                                                PERIOD
                                                   FOR THE        FOR THE        FOR THE        FOR THE         SINCE
                                                     YEAR         3 YEARS        5 YEARS        10 YEARS      INCEPTION
                                   INCEPTION        ENDED          ENDED          ENDED          ENDED         THROUGH
                                      DATE         12/31/01       12/31/01       12/31/01       12/31/01       12/31/01
              ---------------------------------------------------------------------------------------------
    MONEY MARKET                      1/98            3.49%         4.64%          4.78%          4.34%          7.15%
   -----------------------------------------------------------------------------------------------------------------------
    INTERMEDIATE GOVERNMENT BOND      1/98            6.43%         6.45%           N/A            N/A           6.40%
   -----------------------------------------------------------------------------------------------------------------------
    HIGH-YIELD BOND                   1/98            4.60%         0.03%          2.80%           N/A           4.58%
   -----------------------------------------------------------------------------------------------------------------------
    VALUE & INCOME                    1/98           -2.61%         4.54%         10.69%         12.68%         13.20%
   -----------------------------------------------------------------------------------------------------------------------
    EQUITY GROWTH                     1/98          -20.52%        -3.07%          9.49%           N/A          10.66%
   -----------------------------------------------------------------------------------------------------------------------
    SPECIAL EQUITY                    1/98           -3.37%         5.03%          8.70%         12.68%         13.76%
   -----------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL EQUITY              1/98          -18.83%         2.51%          5.06%           N/A           9.73%
   -----------------------------------------------------------------------------------------------------------------------


The table below shows the total returns calculated for the period indicated for all institutional private accounts and collective investment vehicles managed by a subadviser that has less than a three year track record with the Fund and that is the sole subadviser to that Fund.

Each of these institutional private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that Fund is managed. The institutional private accounts and collective investment vehicles that are included in the subadviser's composites are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the institutional private accounts and collective investment vehicles included in the composites were so registered, investment performance may have been adversely affected.

This data is provided to illustrate the past performances of a subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of a Fund. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.


The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data. The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods unless otherwise indicated. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 2001.

    -----------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE
                                                        1 YEAR      3 YEARS      5 YEARS       10 YEARS       INCEPTION
    -----------------------------------------------------------------------------------------------------------------------
     EATON VANCE COMPOSITE(1) SUBADVISER TO HIGH
     YIELD BOND FUND                                      1.98%        2.93%       5.91%         9.76%           9.97%
    -----------------------------------------------------------------------------------------------------------------------
        CSFB GLOBAL HIGH YIELD(2)                        -5.78%       -0.17%       3.24%         7.84%           9.16%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER HIGH YIELD BOND FUND INDEX(3)             -1.03%       -2.18%       1.15%         6.73%           7.53%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     ARK ASSET MANAGEMENT CO. COMPOSITE, SUBADVISER
     TO EQUITY GROWTH FUND                               -3.68%        9.17%        N/A           N/A           17.80%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(4)                    -20.42%        6.32%         --            --            3.33%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH INDEX(5)                          -17.98%        2.20%         --            --            4.13%
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
     MARSICO COMPOSITE, SUBADVISER TO EQUITY GROWTH
     FUND                                               -16.65%        3.75%        N/A           N/A           14.75%
    -----------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH(4)                          -20.42%        6.32%        N/A           N/A            3.33%
    -----------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(5)                     -17.98%        2.20%        N/A           N/A            4.13%
    -----------------------------------------------------------------------------------------------------------------------



   (1) Commencement of investment operations is January 1, 1980 for the subadviser's composite. The composite is AIMR compliant for all periods after January 1, 1993.



   (2) The Credit Suisse First Boston Global High Yield Index ("CSFB Global HY" or "Index") is an unmanaged, trader priced portfolio constructed to mirror the high yield deb market (revisions to the Index are effected monthly).


   (3) The Lipper High Yield Bond Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".


   (4) The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).



   (5) The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".

FINANCIAL HIGHLIGHTS
This table is intended to help you understand each Fund's performance and other financial information for the fiscal periods indicated. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose report is included in the Fund's annual report.

For the average shares outstanding for the year ended December 31, for:

                                                             MONEY MARKET
                                          ---------------------------------------------------
                                             2001         2000          1999         1998
                                          ----------   -----------   ----------   -----------
Net asset value, beginning of period....               $     10.40   $    10.23   $     10.00
                                          ----------   -----------   ----------   -----------
Income from investment operations:
 Net investment income (loss)...........                      0.60         0.48          0.49
 Net realized and unrealized gains
   (losses) on investments..............                     (0.01)          --          0.01
                                          ----------   -----------   ----------   -----------
Total income (loss) from investment
 operations.............................                      0.59         0.48          0.50
                                          ----------   -----------   ----------   -----------
Less: Dividends and distributions from:
 Net investment income..................                     (0.55)       (0.31)        (0.27)
 In excess of net investment income.....                        --           --            --
 Net realized gain on investments.......                        --           --            --
 In excess of net realized gains on
   investments..........................                        --           --            --
 Tax return of capital..................                        --           --            --
                                          ----------   -----------   ----------   -----------
Total dividends and distributions.......                     (0.55)       (0.31)        (0.27)
                                          ----------   -----------   ----------   -----------
Net asset value, end of period..........               $     10.44   $    10.40   $     10.23
                                          ==========   ===========   ==========   ===========
Total return............................                      5.84%        4.67%         5.01%
                                          ==========   ===========   ==========   ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period................               $15,088,213   $4,522,076   $ 8,810,497
                                          ==========   ===========   ==========   ===========
Ratio of expenses to average net
 assets*................................                      1.49%        1.73%         1.67%
Ratio of expenses to average net assets
 (net of reimbursement)*................                      0.75%        0.75%         0.75%
Ratio of net investment income to
 average net assets*....................                      5.04%        3.61%         3.94%
Ratio of net investment income to
 average net assets (net of
 reimbursement)*........................                      5.78%        4.59%         4.86%

                                             VALUE & INCOME(1)
                                          ------------------------
                                             2001         2000
                                          ----------   -----------
Net asset value, beginning of period....               $     10.00
                                          ----------   -----------
Income from investment operations:
 Net investment income (loss)...........                      0.07
 Net realized and unrealized gains
   (losses) on investments..............                     (1.17)
                                          ----------   -----------
Total income (loss) from investment
 operations.............................                     (1.10)
                                          ----------   -----------
Less: Dividends and distributions from:
 Net investment income..................                     (0.15)
 In excess of net investment income.....                        --
 Net realized gain on investments.......                     (0.62)
 In excess of net realized gains on
   investments..........................                        --
 Tax return of capital..................                        --
                                          ----------   -----------
Total dividends and distributions.......                     (0.77)
                                          ----------   -----------
Net asset value, end of period..........               $      8.13
                                          ==========   ===========
Total return............................                    (10.72)%
                                          ==========   ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period................               $21,834,032
                                          ==========   ===========
Ratio of expenses to average net
 assets*................................                      1.48%*
Ratio of expenses to average net assets
 (net of reimbursement)*................                      1.05%*
Ratio of net investment income to
 average net assets*....................                      1.42%*
Ratio of net investment income to
 average net assets (net of
 reimbursement)*........................                      1.85%*

                                                             EQUITY GROWTH
                                          ---------------------------------------------------
                                             2001         2000          1999          1998
                                          ----------   -----------   -----------   ----------
Net asset value, beginning of period....               $     16.82   $     13.35   $    10.00
                                          ----------   -----------   -----------   ----------
Income from investment operations:
 Net investment income (loss)...........                      0.05         (0.04)       (0.01)
 Net realized and unrealized gains
   (losses) on investments..............                     (2.75)         4.90         3.65
                                          ----------   -----------   -----------   ----------
Total income (loss) from investment
 operations.............................                     (2.70)         4.86         3.64
                                          ----------   -----------   -----------   ----------
Less: Dividends and distributions from:
 Net investment income..................                     (0.28)           --        (0.06)
 In excess of net investment income.....                        --            --           --
 Net realized gain on investments.......                     (1.16)        (1.39)       (0.23)
 In excess of net realized gains on
   investments..........................                        --            --           --
 Tax return of capital..................                        --            --           --
                                          ----------   -----------   -----------   ----------
Total dividends and distributions.......                     (1.44)        (1.39)       (0.29)
                                          ----------   -----------   -----------   ----------
Net asset value, end of period..........               $     12.68   $     16.82   $    13.35
                                          ==========   ===========   ===========   ==========
Total return............................                    (16.76)%       37.36%       36.54%
                                          ==========   ===========   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period................               $20,415,940   $14,096,936   $5,004,424
                                          ==========   ===========   ===========   ==========
Ratio of expenses to average net
 assets*................................                      1.66%         1.85%        2.19%
Ratio of expenses to average net assets
 (net of reimbursement)*................                      1.00%         1.00%        1.00%
Ratio of net investment income to
 average net assets*....................                     (0.96)%       (1.09)%      (1.30)%
Ratio of net investment income to
 average net assets (net of
 reimbursement)*........................                     (0.30)%       (0.24)%      (0.11)%

                                                             SPECIAL EQUITY
                                          ----------------------------------------------------
                                             2001         2000           1999          1998
                                          ----------   -----------    -----------   ----------
Net asset value, beginning of period....               $     11.17    $     10.34   $    10.00
                                          ----------   -----------    -----------   ----------
Income from investment operations:
 Net investment income (loss)...........                     (0.03)         (0.02)       (0.02)
 Net realized and unrealized gains
   (losses) on investments..............                     (0.42)          2.51         0.44
                                          ----------   -----------    -----------   ----------
Total income (loss) from investment
 operations.............................                     (0.45)          2.49         0.42
                                          ----------   -----------    -----------   ----------
Less: Dividends and distributions from:
 Net investment income..................                        --             --           --
 In excess of net investment income.....                        --             --           --
 Net realized gain on investments.......                     (0.07)         (1.66)          --
 In excess of net realized gains on
   investments..........................                     (0.58)            --
 Tax return of capital..................                     (0.00)**          --        (0.08)
                                          ----------   -----------    -----------   ----------
Total dividends and distributions.......                     (0.65)         (1.66)       (0.08)
                                          ----------   -----------    -----------   ----------
Net asset value, end of period..........               $     10.07    $     11.17   $    10.34
                                          ==========   ===========    ===========   ==========
Total return............................                     (4.60)%        25.44%        4.21%
                                          ==========   ===========    ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period................               $18,311,219    $12,179,590   $7,937,781
                                          ==========   ===========    ===========   ==========
Ratio of expenses to average net
 assets*................................                      2.05%          2.04%        2.27%
Ratio of expenses to average net assets
 (net of reimbursement)*................                      1.20%          1.20%        1.20%
Ratio of net investment income to
 average net assets*....................                     (1.12)%        (1.07)%      (1.26)%
Ratio of net investment income to
 average net assets (net of
 reimbursement)*........................                     (0.27)%        (0.23)%      (0.19)%


------------------
 * Annualized
** Less than one penny per share
(1) Commencement of Operations July 7, 2000.

For the average shares outstanding for the year ended December 31 for:


                                                HIGH YIELD
                             -------------------------------------------------
                                2001         2000         1999         1998
                             ----------   ----------   ----------   ----------
Net asset value, beginning
 of period.................               $     9.00   $    10.15   $    10.00
                             ----------   ----------   ----------   ----------
Income from investment
 operations:
 Net investment income
   (loss)..................                     0.74         0.83         0.81
 Net realized and
   unrealized gains
   (losses) on
   investments.............                    (1.11)       (0.82)       (0.60)
                             ----------   ----------   ----------   ----------
Total income (loss) from
 investment operations.....                    (0.37)        0.01         0.21
                             ----------   ----------   ----------   ----------
Less: Dividends and
 distributions from:
 Net investment income.....                    (0.76)       (1.15)       (0.06)
 In excess of net
   investment income.......                    (0.01)       (0.01)          --
 Net realized gain on
   investments.............                       --           --           --
 In excess of net realized
   gain on investment......                       --           --           --
 Tax return of capital.....                       --           --           --
                             ----------   ----------   ----------   ----------
Total dividends and
 distributions.............                    (0.77)       (1.16)       (0.06)
                             ----------   ----------   ----------   ----------
Net asset value, end of
 period....................               $     7.86   $     9.00   $    10.15
                             ==========   ==========   ==========   ==========
Total return...............                    (4.37)%      (0.07)%       2.14%
                             ==========   ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period...               $4,615,920   $3,314,902   $2,145,712
                             ==========   ==========   ==========   ==========
Ratio of expenses to
 average net assets*.......                     2.23%        2.52%        3.47%
Ratio of expenses to
 average net assets (net of
 reimbursement)*...........                     1.10%        1.10%        1.10%
Ratio of net investment
 income to average net
 assets*...................                     7.59%        7.05%        5.68%
Ratio of net investment
 income to average net
 assets (net of
 reimbursement)*...........                     8.72%        8.47%        8.05%


                                            INTERNATIONAL EQUITY
                             ---------------------------------------------------
                                2001         2000          1999          1998
                             ----------   -----------   -----------   ----------
Net asset value, beginning
 of period.................               $     17.31   $     10.80   $    10.00
                             ----------   -----------   -----------   ----------
Income from investment
 operations:
 Net investment income
   (loss)..................                      0.05          0.04         0.07
 Net realized and
   unrealized gains
   (losses) on
   investments.............                     (3.32)         6.84         0.95
                             ----------   -----------   -----------   ----------
Total income (loss) from
 investment operations.....                     (3.27)         6.88         1.02
                             ----------   -----------   -----------   ----------
Less: Dividends and
 distributions from:
 Net investment income.....                     (0.00)**          --       (0.07)
 In excess of net
   investment income.......                     (0.01)        (0.03)          --
 Net realized gain on
   investments.............                     (1.01)        (0.34)       (0.09)
 In excess of net realized
   gain on investment......                        --            --           --
 Tax return of capital.....                        --            --        (0.06)
                             ----------   -----------   -----------   ----------
Total dividends and
 distributions.............                     (1.02)        (0.37)       (0.22)
                             ----------   -----------   -----------   ----------
Net asset value, end of
 period....................               $     13.02   $     17.31   $    10.80
                             ==========   ===========   ===========   ==========
Total return...............                    (18.98)%       63.93%       10.27%
                             ==========   ===========   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period...               $12,524,670   $12,567,502   $6,386,429
                             ==========   ===========   ===========   ==========
Ratio of expenses to
 average net assets*.......                      1.94%         2.06%        2.40%
Ratio of expenses to
 average net assets (net of
 reimbursement)*...........                      1.25%         1.25%        1.25%
Ratio of net investment
 income to average net
 assets*...................                     (0.35)%       (0.48)%      (0.45)%
Ratio of net investment
 income to average net
 assets (net of
 reimbursement)*...........                      0.34%         0.33%        0.70%

                                                   STEPHENS
                                               INTERMEDIATE BOND
                             -----------------------------------------------------
                                2001         2000           1999          1998
                             ----------   -----------    -----------   -----------
Net asset value, beginning
 of period.................               $      9.99    $     10.27   $     10.00
                             ----------   -----------    -----------   -----------
Income from investment
 operations:
 Net investment income
   (loss)..................                      0.48           0.44          0.46
 Net realized and
   unrealized gains
   (losses) on
   investments.............                      0.67          (0.29)         0.16
                             ----------   -----------    -----------   -----------
Total income (loss) from
 investment operations.....                      1.15           0.15          0.62
                             ----------   -----------    -----------   -----------
Less: Dividends and
 distributions from:
 Net investment income.....                     (0.50)         (0.42)        (0.35)
 In excess of net
   investment income.......                        --             --            --
 Net realized gain on
   investments.............                        --             --            --
 In excess of net realized
   gain on investment......                        --             --            --
 Tax return of capital.....                     (0.00)**       (0.01)        (0.00)**
                             ----------   -----------    -----------   -----------
Total dividends and
 distributions.............                     (0.50)         (0.43)        (0.35)
                             ----------   -----------    -----------   -----------
Net asset value, end of
 period....................               $     10.64    $      9.99   $     10.27
                             ==========   ===========    ===========   ===========
Total return...............                     11.71%          1.46%         6.22%
                             ==========   ===========    ===========   ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period...               $32,406,045    $21,226,045   $16,743,039
                             ==========   ===========    ===========   ===========
Ratio of expenses to
 average net assets*.......                      1.23%          1.12%         1.60%
Ratio of expenses to
 average net assets (net of
 reimbursement)*...........                      0.80%          0.80%         0.80%
Ratio of net investment
 income to average net
 assets*...................                      4.27%          3.92%         3.74%
Ratio of net investment
 income to average net
 assets (net of
 reimbursement)*...........                      4.70%          4.24%         4.55%


                                         STEPHENS SELECT EQUITY
                             -----------------------------------------------
                                2001         2000        1999        1998
                             ----------   ----------   ---------   ---------
Net asset value, beginning
 of period.................               $     9.97   $   10.01   $   10.00
                             ----------   ----------   ---------   ---------
Income from investment
 operations:
 Net investment income
   (loss)..................                     0.08       (0.04)       0.54
 Net realized and
   unrealized gains
   (losses) on
   investments.............                    (0.16)         --          --
                             ----------   ----------   ---------   ---------
Total income (loss) from
 investment operations.....                    (0.08)      (0.04)       0.54
                             ----------   ----------   ---------   ---------
Less: Dividends and
 distributions from:
 Net investment income.....                       --          --       (0.53)
 In excess of net
   investment income.......                       --          --          --
 Net realized gain on
   investments.............                       --          --          --
 In excess of net realized
   gain on investment......                       --          --          --
 Tax return of capital.....                       --          --          --
                             ----------   ----------   ---------   ---------
Total dividends and
 distributions.............                       --          --       (0.53)
                             ----------   ----------   ---------   ---------
Net asset value, end of
 period....................               $     9.89   $    9.97   $   10.01
                             ==========   ==========   =========   =========
Total return...............                    (0.80)%     (0.40)%      5.41%
                             ==========   ==========   =========   =========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period...               $    1,052   $   1,060   $   1,054
                             ==========   ==========   =========   =========
Ratio of expenses to
 average net assets*.......                   212.62%   1,236.88%   3,027.05%
Ratio of expenses to
 average net assets (net of
 reimbursement)*...........                     0.85%       0.75%       0.85%
Ratio of net investment
 income to average net
 assets*...................                  (210.92)% (1,236.51)% (3,020.89)%
Ratio of net investment
 income to average net
 assets (net of
 reimbursement)*...........                     0.85%      (0.38)%      5.31%


---------------
 * Annualized
** Less than one penny per share

                     (This page intentionally left blank.)

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 643-9691, Ext. 4361.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-7674

                     (This page intentionally left blank.)

                     THE DIVERSIFIED INVESTORS FUNDS GROUP

               Four Manhattanville Road, Purchase, New York 10577
                                 (914) 697-8000

                      PLEASE DIRECT INVESTOR INQUIRIES TO:

                          Stephens Capital Management
                               111 Center Street
                          Little Rock, Arkansas 72201
                                 (501) 374-4361

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2002


MONEY MARKET FUND:
Diversified Investors Money Market Fund

BOND FUNDS:
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Stephens Intermediate Bond Fund
Diversified Investors Core Bond Fund
Diversified Investors High-Yield Bond Fund

BALANCED FUND:
Diversified Investors Balanced Fund

STOCK FUNDS:
Diversified Investors Stock Index Fund
Diversified Investors Value & Income Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund

Diversified Investors Mid-Cap Value Fund


Diversified Investors Small-Cap Value Fund


Diversified Investors Mid-Cap Growth Fund


Diversified Investors Small-Cap Growth Fund

Diversified Investors Special Equity Fund

Diversified Investors Aggressive Equity Fund

Diversified Investors International Equity Fund

STRATEGIC ALLOCATION FUNDS:
Short Horizon Strategic Allocation Fund
Short/Intermediate Horizon Strategic Allocation Fund
Intermediate Horizon Strategic Allocation Fund
Intermediate/Long Horizon Strategic Allocation Fund
Long Horizon Strategic Allocation Fund


This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the separate Prospectuses dated May 1, 2002, as supplemented from time to time (each, a "Prospectus"), for each of the classes of shares of the Funds. This Statement of Additional Information should be read only in conjunction with a Prospectus, a copy of which may be obtained by an investor without charge. To obtain a Prospectus for Diversified Class shares, please contact Diversified Investors Securities Corp., the Funds' Distributor, at the address and telephone number listed on the next page. To obtain a Prospectus for Stephens Institutional Class shares, please contact the Transfer Desk of Stephens Capital Management at
(800)-926-0044.


This Statement of Additional Information incorporates by reference the financial statements of the Funds. These financial statements can be found in the Funds' annual reports to shareholders, copies of which accompany this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                  800-926-0044


The Diversified Investors Funds Group is a Massachusetts business trust whose shares currently are divided into 25 separate series of shares, or Funds. Each Fund listed on the first page of this Statement of Additional Information, other than the Strategic Allocation Funds, is a series of The Diversified Investors Funds Group. The Diversified Investors Funds Group II is a Massachusetts business trust whose shares currently are divided into 22 separate series of shares, or Funds. Each Strategic Allocation Fund listed on the first page of this Statement of Additional Information is a series of the Diversified Investors Funds Group II. This Statement of Additional Information relates only to the shares of each Fund listed on the first page hereof.



Shares of the Funds are divided into separate classes. Each Fund other than the Stephens Intermediate Bond Fund issues Diversified Class shares. In addition, each of the Money Market, Intermediate Bond, High-Yield Bond, Value & Income, Equity Growth, Special Equity, and International Equity Funds also issues Stephens Institutional Class shares. For more information on classes of shares, see page 49 and the Prospectuses.


TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Trusts..................................................  2
Investment Objectives, Policies and Associated Risk Factors
  of the Funds..............................................  3
Performance Information.....................................  26
Determination of Net Asset Value; Valuation of Securities...  29
Management..................................................  31
Investment Advisory Services................................  40
Administrator...............................................  48
Custodian and Transfer Agent................................  49
Miscellaneous...............................................  49
Taxation....................................................  50
Distribution Plans..........................................  53
Independent Accountants.....................................  56
Description of the Trusts; Fund Shares......................  56
Financial Statements........................................  57
Appendix A -- Description of Security Ratings...............  A-1

THE TRUSTS


Each of The Diversified Investors Funds Group (the "Diversified Investors Trust") and The Diversified Investors Funds Group II (the "Strategic Allocation Trust" and, together with the Diversified Investors Trust, the "Trusts"), is a diversified, open-end management investment company. The Diversified Investors Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993. Shares of the Diversified Investors Trust are divided into twenty-five separate series described herein. The Strategic Allocation Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 5, 1996. Shares of the Strategic Allocation Trust are divided into twenty-two separate series five of which are described herein. Each of the Trusts may create additional series from time to time.



Each of the Money Market, Bond (other than Stephens Intermediate Bond), Balanced and Stock Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies. All references in this Statement of Additional Information to one of these Funds include the Fund's underlying Portfolio, unless otherwise noted. The Stephens Intermediate Bond seeks its investment objectives by investing directly in securities pursuant to the investment strategies and techniques described herein and in the Prospectus for these Funds. Each of the Strategic Allocation Funds seeks its investment objective by investing in a combination of the Money Market, Bond and Stock Funds (other than the Stock Index Fund).


Each of the Portfolios (except the S&P 500 Index Master Portfolio) is a series of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio(1) is a series of Master Investment Portfolio. Diversified Investors Portfolios and Master Investment Portfolio are referred to as the "Underlying Portfolio Trusts."


Diversified Investment Advisors, Inc. ("Diversified") is the investment adviser of each Portfolio (except the S&P 500 Index Master Portfolio), the Stock Index Fund, each Strategic Allocation Fund and the Stephens Intermediate Bond Fund. Barclays Global Fund Advisors is the investment adviser of the S&P 500 Index Master Portfolio.


---------------

(1) Standard & Poor's does not sponsor the S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors or the S&P 500 Index Portfolio. "Standard & Poor's(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in S&P 500 Index Master Portfolio.

Diversified delegates the daily management of each Portfolio of which it is the investment adviser and each of the Stephens Funds to one or more Subadvisers. Diversified supervises and monitors the Subadvisers. The Subadvisers are as follows:



FUND OR PORTFOLIO                                                      SUBADVISER
Money Market Portfolio................................  Capital Management Group
High Quality Bond Portfolio...........................  Merganser Capital Management Limited
                                                        Partnership
Intermediate Government Bond Portfolio................  Capital Management Group
Stephens Intermediate Bond Fund.......................  Stephens Capital Management
Core Bond Portfolio...................................  BlackRock Advisors, Inc.
High-Yield Bond Portfolio.............................  Eaton Vance Management
Balanced Portfolio....................................  Aeltus Investment Management, Inc.
                                                        BlackRock Advisors, Inc.
Value & Income Portfolio..............................  Alliance Capital Management L.P.
                                                        Asset Management Group
Mid-Cap Value Portfolio...............................  Cramer, Rosenthal, McGlynn, LLC
Small-Cap Value Portfolio.............................  Sterling Management Company
Mid-Cap Growth Portfolio..............................  Dresdner, RCM Global Investors LLC.
Growth & Income Portfolio.............................  Aeltus Investment Management, Inc.
                                                        Credit Suisse Asset Management LLC
Small-Cap Growth Portfolio............................  Delaware Investment Advisors
Equity Growth Portfolio...............................  Ark Asset Management Co., Inc.
                                                        Dresdner RCM Global Investors, LLC
                                                        Marsico Capital Management, LLC
Special Equity Portfolio..............................  Goldman Sachs Asset Management
                                                        Husic Capital Management
                                                        RS Investment Management, L.P.
                                                        Wellington Asset Management
                                                        Westport Asset Management, Inc.
                                                        INVESCO, Inc.
Aggressive Equity Portfolio...........................  McKinley Capital Management, Inc.
International Equity Portfolio........................  Capital Guardian Trust Company


INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS

                                                           INVESTMENT OBJECTIVES

The investment objective of each Fund is described in the Prospectus for that Fund. There can, of course, be no assurance that a Fund will achieve its investment objective.

                                                             INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

The Stock Index Fund, while not prohibited from investing in the various types of securities described below or utilizing the investment techniques described below, will invest primarily in the stocks that make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), money market and other short-term instruments and S&P 500 Index futures.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Funds may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Fund's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The applicable Subadviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Funds will not invest more than 15% (10% in the case of the Money Market and Stock Index Funds) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Fund's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Fund will not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if trading in these investments does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

A Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less. The Fund will invest no more than 15% (10% in the case of the Money Market Fund) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer.

A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

The Funds may, together with other registered investment companies managed by the Funds' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL FUNDS

The Funds may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

MONEY MARKET FUND

The Money Market Fund may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's Subadviser to be of comparable quality to the other obligations in which the Money Market Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FUNDS OTHER THAN THE MONEY MARKET FUND

Not more than 5% of a Fund's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Fund.

Because some Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are affected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Funds (other than the International Equity Fund) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Funds may do so when their Subadvisers determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus for the Fund may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market
Fund) of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Funds would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Fund establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN
CURRENCIES -- FUNDS OTHER THAN THE MONEY MARKET FUND

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into futures contracts, the Fund will establish a segregated account to cover the Fund's obligations with respect to such futures contracts. The assets in the account will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Funds, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Fund, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Boards of Trustees of Diversified Investors Portfolios and the Trusts have adopted the requirement that futures contracts and options on futures contracts be used either (a) as a hedge without regard to any quantitative limitation, or
(b) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of a Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the total assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by a Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Funds intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- FUNDS OTHER THAN THE MONEY MARKET FUND

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of Diversified and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES -- FUNDS OTHER THAN THE MONEY MARKET FUND

In addition to options on securities, the Funds may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Funds generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Funds' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" -- FUNDS OTHER THAN THE MONEY MARKET FUND

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

The Funds will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Fund's total assets would be involved in short sales against the box. The Funds do not currently intend to engage in such sales.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Fund enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Fund receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Fund could experience a loss. No Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund are subject to termination at the Fund's or the borrower's option. A Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

INVESTMENTS IN WARRANTS

The Stock Index Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Stock Index fund may only purchase warrants on securities in which the Fund may invest directly.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Fund may invest in instruments other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                                                         INVESTMENT RESTRICTIONS

The "fundamental policies" of each Fund and each Portfolio may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and each Prospectus means, with respect to a Fund (or a Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio).

Whenever a Money Market, Bond, Balanced or Stock Fund is requested to vote on a fundamental policy of a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Whenever a Strategic Allocation Fund is requested to vote on a fundamental policy of an underlying Fund, the Strategic Allocation Fund will vote its shares in proportion to the vote of all shares of the underlying Fund. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's or Portfolio's total assets or the value of a Fund's or Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

MONEY MARKET, BOND, BALANCED AND STOCK FUNDS AND PORTFOLIOS (OTHER THAN THE STOCK INDEX FUND AND THE S&P 500 INDEX MASTER PORTFOLIO)

Fundamental Policies. As a matter of fundamental policy, no Money Market, Bond, Balanced or Stock Portfolio (or Money Market, Bond, Balanced or Stock Fund, except for the Stock Index Fund and the S&P 500 Index Master Portfolio) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as that Fund):

     (1) Borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     (2) Underwrite securities issued by other persons except insofar as the Portfolio Trusts or the Portfolio (the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

     (3) Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Trust (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio (Money Market Fund) reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.


Non-Fundamental Policies. Each Fund (other than the Stephens Intermediate Bond
Fund) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.



These policies may be changed by the Board of Trustees of Diversified Investors Portfolios or the Diversified Investors Trust.


STOCK INDEX FUND

As a matter of fundamental policy, the Stock Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with the same or a similar investment objective as the Fund):

     (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

     (2) Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

     (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loan not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
     Fund).

     (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that this restriction shall not apply to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent the Fund likewise becomes concentrated.

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


STRATEGIC ALLOCATION FUNDS


Fundamental Policies. As a matter of fundamental policy, each Strategic Allocation Fund may not:

     (1) borrow money, except each Fund may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) make loans, although the underlying Portfolios may purchase money market securities and enter into repurchase agreements;

     (3) purchase securities on margin;

     (4) mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

     (5) purchase or sell real estate;

     (6) issue senior securities (except permitted borrowings);

     (7) effect short sales of securities; or

     (8) underwrite securities issued by other persons, except to the extent the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1993 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

In addition, as a matter of fundamental policy, each Strategic Allocation Fund may engage in futures and options transactions through investments in the underlying Funds.

Non-Fundamental Policies. Because of its investment objectives and policies, each Strategic Allocation Fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Strategic Allocation Funds' investment programs set forth in the Prospectus, each Strategic Allocation Fund may invest more than 25% of its assets in certain of the Money Market, Bond and Stock Funds. However, each of the Funds in which each Strategic Allocation Fund will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Fund (through the Money Market Portfolio) reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

S&P 500 INDEX MASTER PORTFOLIO

As a matter of fundamental policy, the S&P 500 Index Master Portfolio may not:

     (1) Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to such limitation.

     (2) Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

     (3) Invest in commodities, except that the Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     (4) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     (5) Borrow money, except to the extent permitted under the 1940 Act, except that the Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Portfolio.

     (6) Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and Master Investment Portfolio's Board of Trustees.

     (7) Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     (8) Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries and except that there shall be no limitation with respect to investments in
         (i) obligations of the U.S. Government, its agencies or instrumentalities; and (ii) any industry in which the S&P 500 Index becomes concentrated to approximately the same degree during the same period, the Portfolio will be concentrated as specified above, only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

     (9) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3 and 5 may be deemed to give rise to a senior security.

     (10) Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Non-fundamental Policies: The S&P 500 Index Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental:

     (1) The Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's net assets with respect to any one investment company, and (iii) 10% of such Portfolio's net assets in the aggregate. Other investment companies in which the Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio.

     (2) The Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
     (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

The non-fundamental policies (1) through (3) may be changed by the Board of Trustees of the Master Investment Portfolio at any time.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Fund if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

A Fund's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission than may otherwise have been charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Fund's Subadviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

BALANCED PORTFOLIO

     Fiscal year ended December 31, 1999: $826,394

     Fiscal year ended December 31, 2000: $625,866

     Fiscal year ended December 31, 2001


S&P 500 MASTER PORTFOLIO

     Fiscal year ended February 28, 1999: $366,401

     Fiscal year ended March 31, 2000: $460,598

     Fiscal year ended December 31, 2001


VALUE & INCOME PORTFOLIO

     Fiscal year ended December 31, 1999: $1,129,249

     Fiscal year ended December 31, 2000: $1,490,704

     Fiscal year ended December 31, 2001


GROWTH & INCOME PORTFOLIO

     Fiscal year ended December 31, 1999: $1,093,564

     Fiscal year ended December 31, 2000: $1,334,025

     Fiscal year ended December 31, 2001

MID-CAP VALUE PORTFOLIO


     Fiscal year ended December 31, 2001: $



MID-CAP GROWTH PORTFOLIO


     Fiscal year ended December 31, 2001: $


EQUITY GROWTH PORTFOLIO

     Fiscal year ended December 31, 1999: $749,655

     Fiscal year ended December 31, 2000: $1,040,024

     Fiscal year ended December 31, 2001


SPECIAL EQUITY PORTFOLIO

     Fiscal year ended December 31, 1999: $1,349,955

     Fiscal year ended December 31, 2000: $1,429,785

     Fiscal year ended December 31, 2001


AGGRESSIVE EQUITY PORTFOLIO

     Fiscal year ended December 31, 1999: $235,606

     Fiscal year ended December 31, 2000: $311,328

     Fiscal year ended December 31, 2001


INTERNATIONAL EQUITY PORTFOLIO

     Fiscal year ended December 31, 1999: $494,520

     Fiscal year ended December 31, 2000: $884,024

     Fiscal year ended December 31, 2001



Small-Cap Value and Small-Cap Growth Portfolios are newly organized and paid no brokerage commissions in fiscal year 2001.


PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. These performance figures are calculated in the following manner for each Fund:

YIELD

MONEY MARKET FUND:

For the Money Market Fund, yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Money Market Fund account having a balance of one share of a class at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares of a class purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by the Money Market Fund, portfolio maturity and operating expenses. An investor's principal in the Money Market Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the price per share of each class of the Money Market Fund is determined.

From time to time, the Money Market Fund in its advertising and sales literature may refer to the growth of assets managed or administered by Diversified or the Fund's Subadviser over certain time periods.

Comparative performance information may be used from time to time in advertising or marketing the shares of each class of the Money Market Fund, including data from Lipper Analytical Services, Inc., Morningstar, Inc., CDA and other publications.


The annualized current seven-day yield of the Diversified Class shares of the Money Market Fund for the year ended December 31, 2001 was 0.0%. For the same period, the annualized effective seven-day yield, based upon dividends declared daily and reinvested monthly, of the Diversified Class shares of the Money Market Fund was 0.0%.


ALL OTHER FUNDS:

The yield quotation of each class will be based on the annualized net investment income per share of the Class over a 30-day period. The current yield for each class is calculated by dividing the net investment income per share of the class earned during the period by the net asset value per share of the class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned during the period attributable to a class, minus accrued expenses for the period attributable to a class, by (ii) the average number of shares of the class entitled to receive dividends during the period.

TOTAL RETURNS

The total return of each class will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 in a class (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Funds may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

Total returns calculated for any of the following Funds for any period which includes a period prior to the "reorganization date" will reflect the performance of the corresponding Pooled Separate Account. The "reorganization date" is the date on which the corresponding Pooled Separate Account of The MONY Group, Inc. ("MONY") (formerly known as The Mutual Life Insurance Company of New
York) set forth below contributed all of its assets to the corresponding Portfolio of Diversified Investors Portfolios in which the corresponding Fund invests its assets:

------------------------------------------------------------------------------------------
                                                                  MONY POOLED SEPARATE
                            FUND                                        ACCOUNT
------------------------------------------------------------------------------------------
 Money Market                                                     Pooled Account No. 4
------------------------------------------------------------------------------------------
 High Quality Bond                                                Pooled Account No. 15
------------------------------------------------------------------------------------------
 Intermediate Government Bond                                     Pooled Account No. 10d
------------------------------------------------------------------------------------------
 Core Bond                                                        Pooled Account No. 5
------------------------------------------------------------------------------------------
 Balanced                                                         Pooled Account No. 14
------------------------------------------------------------------------------------------
 Value & Income                                                   Pooled Account No. 6
------------------------------------------------------------------------------------------
 Growth & Income                                                  Pooled Account No. 10a
------------------------------------------------------------------------------------------
 Equity Growth                                                    Pooled Account No. 1
------------------------------------------------------------------------------------------
 Special Equity                                                   Pooled Account No. 10b
------------------------------------------------------------------------------------------
 International Equity                                             Pooled Account No. 12
------------------------------------------------------------------------------------------

Pooled Separate Account performance will only be included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices that are, and was managed in a manner that is, in all material respects the same as the applicable Fund. This Pooled Separate Account performance has been adjusted in a one-time recalculation to reflect fees, charges and expenses in effect at the time the Portfolios commenced operations. The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by that Act or the Code. If the Pooled Separate Accounts had been so registered under that Act, investment performance might have been adversely affected.


Historical performance information for periods prior to the establishment of the Stephens Institutional Class shares for a Fund (other than the Stephens Intermediate Bond) will be that of the respective Diversified Class shares for that Fund and will be presented in accordance with applicable SEC staff interpretations.


Any yield or total return quotation provided for a class of shares of a Fund should not be considered as representative of the performance of that class of shares in the future since the net asset value of shares of the class will vary based not only on the type, quality and maturities of the securities held in the Fund or Portfolio(s), but also on changes in the current value of such securities and on changes in the expenses of the class of shares and of the Fund and corresponding Portfolio. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of a class to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

COMPARISON OF FUND PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning a Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

     Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

     Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Investor's Daily, a daily newspaper that features financial, economic and business news.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

     Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

The performance of the Strategic Allocation Funds may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Aggregate Bond Index, the Russell 1000 Value Index, the Russell 2000 Small Cap Index, the Salomon 90-Day Treasury Index, and the EAFE GDP Equity Index. When a Strategic Allocation Fund's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

Each Fund determines the net asset value of each class of its shares each day on which the New York Stock Exchange is open for trading. As a result, a Fund will normally determine the net asset value of its classes every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. This daily determination of net asset value is made as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Fund attributable to a class less all of the liabilities attributable to that class, by the total number of shares of that class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.


Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Boards of Trustees of the Portfolio Trusts and the Trusts.



Equity securities are valued at the last sale price as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the Exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the applicable Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued using fair value procedures in good faith by or at the direction of the Boards of Trustees of the applicable Trust or Portfolio Trust. The fair value procedures may also be used to price securities if a significant event occurs between the time at which the Fund's market price is determined but prior to the time at which the Fund's net asset value is calculated. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.


Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, Diversified, under the supervision of the Board of Trustees of the applicable Trust or Portfolio Trust, in good faith, will establish a conversion rate for such currency.

A determination of fair value used in calculating net asset value must be made in good faith utilizing procedures approved by the Boards of Trustees of the Trusts and the Portfolio Trusts. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Each investor in each Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

MANAGEMENT

Each Fund other than the Strategic Allocation Funds is supervised by the Board of Trustees of The Diversified Investors Funds Group. Each Strategic Allocation Fund is supervised by the Board of Trustees of The Diversified Investors Funds Group II. Each Portfolio other than the S&P 500 Index Master Portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.

The respective Trustees and officers of each Trust and the Portfolio Trusts and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of a Trust or a Portfolio Trust, as the case may be. The address of each Trustee and officer of the Trusts and Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577 and, unless otherwise indicated, the address of each Trustee and officer of the Master Investment Portfolio is 111 Center Street, Little Rock, Arkansas 72201.


                                                          TRUSTEES OF EACH TRUST


    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                    DIVERSIFIED
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD               TRUSTEE
    -------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES            Trustee since ____   Director, Chairman of the Board, President
     Tom A. Schlossberg*                                 and Chief Executive Officer, Diversified
     Age: 51                                             Investment Advisors (since December 1993).
     Mark Mullin*                   Trustee since ____   Vice President, Diversified Investment
     Age: 38                                             Advisors (since April 1995).
     DISINTERESTED TRUSTEES         Trustee since ____   Retired. Executive Vice President, The
     Robert Lester Lindsay                               MONY Group, Inc. (an insurance company)
     Age: 67                                             (prior to July 1989).
     Joyce Galpern Norden           Trustee since ____   Vice President, Institutional Advancement,
     Age: 62                                             Reconstructionist Rabbinical College
                                                         (since September 1996).
    -------------------------------------------------------------------------------------------------------------------



Messrs. Schlossberg and Mullin are interested Trustees by virtue of their affiliation with the Diversified.



The Board of Trustees met [ ] times during the Funds' last fiscal year. The Board has a standing audit committee currently composed of the disinterested Trustees. The Audit Committee met [ ] times during the Funds' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent public accountants for the Funds, approves all significant services proposed to be performed by those accountants and considers the possible effects of the services on the independence of those accountants. The audit committee consists only of Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940. The Board does not have a standing nominating or compensation committee.



Subject to shareholder approval, the Board of Trustees has voted to combine the Boards of the Trusts and the Diversified Investors Portfolios.

                                    TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS


In addition to the Trustees below, Messrs. Schlossberg and Mullin serve as Trustees of Diversified Investors Portfolios. Messrs. Schlossberg and Mullin are interested Trustees by virtue of their affiliation with the Diversified.



    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                    DIVERSIFIED
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD               TRUSTEE
    -------------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES         Trustee since ____   Consultant (since 1995); Independent
     Neal M. Jewell                                      Trustee, EAI Select (a registered
     Age: 67                                             investment company) (since 1995).
     Eugene M. Mannella             Trustee since ____   Executive Vice President, Investment
     Age:                                                Management Services, Inc. (since August
                                                         1993); President, Brooks Asset Management
                                                         LLC (a money manager) (since          );
                                                         President, Arapahs Partners LLC (a     )
                                                         (since          ).
     Patricia L. Sawyer             Trustee since ____   President and Executive Search Consultant,
     Age: 51                                             Smith & Sawyer LLC (since 1990).
    -------------------------------------------------------------------------------------------------------------------

                     OFFICERS OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS


Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board. Each other officer also holds the same position indicated with each Trust and Diversified Investors Portfolios.


    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                    DIVERSIFIED
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD               OFFICER
    -------------------------------------------------------------------------------------------------------------------
     Robert F. Colby                  Secretary since    Vice President and General Counsel,
     Age: 46                               ____          Diversified (since November 1993); Vice
                                                         President of DISC (since November 1993);
                                                         Vice President and Assistant Secretary,
                                                         AUSA Life Insurance Company, Inc. (since
                                                         March, 1995); Director, Vice President and
                                                         Chief Corporate Counsel, The MONY Group,
                                                         Inc. (April 1993 to December 1993).
     Joseph P. Carusone               Treasurer since    Vice President (since October 1999),
     Age: 36                               ____          Director (since December 1999),
                                                         Diversified; Vice President, Bank of New
                                                         York (1995 to 1999); Treasurer, American
                                                         Investors Advisors (1992 to 1995).
     John F. Hughes                 Assistant Secretary  Vice President and Senior Counsel,
     Age: 60                            since ____       Diversified (since November 1993); Vice
                                                         President AUSA Life Insurance Company
                                                         (since November 1993); Assistant Secretary
                                                         DISC (since 1993).
    -------------------------------------------------------------------------------------------------------------------


The Declaration of Trust of each Trust provides that each Trust will indemnify its Trustees and officers as described below under "Description of the Trusts; Fund Shares."

                                         TRUSTEES OF MASTER INVESTMENT PORTFOLIO


    ------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                                                                       INVESTMENT
                                                                                                        COMPANIES
                                                                                                     ASSOCIATED WITH
                                       POSITION HELD                                                    BARCLAYS
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS      OVERSEEN BY
         NAME, AGE AND ADDRESS          TIME SERVED            AND OTHER DIRECTORSHIPS HELD              TRUSTEE
    ------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEE R. Greg
     Feltus*
     Age: 50
                                                         Executive Vice President, Stephens Inc.
                                                         (since ____); President, Stephens
                                                         Insurance Services, Inc. (since ____);
                                                         Senior Vice President, Stephens Sports
                                                         Management, Inc. (since ____); President,
                                                         Investors Brokerage Insurance
     DISINTERESTED TRUSTEES
     Jack S. Euphrat
     Age: 79
     415 Walsh Road,
     Atherton, California 94027
                                                         Private Investor (since ____).
     W. Rodney Hughes
     Age: 75
     31 Dellwood Court,
     San Rafael, California 94901
                                                         Private Investor (since ____).
     Leo Soong
     Age: 55
                                                         Managing Director, Crystal Geyser,
                                                         Roxanne Geyser Water Co. (since ____);
                                                         Co-Founder and President, Crystal Geyser
                                                         Water Co. (since ____).
    ------------------------------------------------------------------------------------------------------------------


                                         OFFICERS OF MASTER INVESTMENT PORTFOLIO

Mr. Feltus is President of Master Investment Portfolio.


    ------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                                                                       INVESTMENT
                                                                                                        COMPANIES
                                                                                                     ASSOCIATED WITH
                                       POSITION HELD                                                    BARCLAYS
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS      OVERSEEN BY
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD              OFFICER
    ------------------------------------------------------------------------------------------------------------------
     Richard H. Blank, Jr.           Chief Operating     Vice President, Stephens, Inc. (since
     Age: 45                         Officer, Secretary  ____); Director, Stephens Sports
                                     and Treasurer       Management Inc. (since ____); Director,
                                     since ____          Capo Inc. (since ____)
    ------------------------------------------------------------------------------------------------------------------

                                                                    COMPENSATION


For the fiscal year ended December 31, 2001, the Trusts provided the following compensation to the Trustees. Mr. Schlossberg and Mr. Mullin are not compensated for their services as Trustees because of their affiliation with Diversified.



    ------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL
                                                                           AGGREGATE       COMPENSATION         NUMBER
                                                         AGGREGATE       COMPENSATION     FROM THE TRUSTS      OF FUNDS
                                                       COMPENSATION        FROM THE             AND             IN FUND
                                                         FROM THE          STRATEGIC       FUND COMPLEX         COMPLEX
                                                        DIVERSIFIED       ALLOCATION          PAID TO           SERVED
    NAME OF PERSON, POSITION                          INVESTORS TRUST        TRUST           TRUSTEES         BY TRUSTEE
    ------------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg
     Trustee                                                None              None               None
    ------------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay
     Trustee                                              $9,750            $3,250            $13,000
    ------------------------------------------------------------------------------------------------------------------------
     Nikhil Malvania
     Trustee                                              $9,750            $3,250            $13,000
    ------------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                                                None              None               None
    ------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                                              $9,750            $3,250            $13,000
    ------------------------------------------------------------------------------------------------------------------------



For the fiscal year ended December 31, 2001, Diversified Investors Portfolios provided the following compensation to its Trustees. Mr. Schlossberg and Mr. Mullin are not compensated for their services as Trustees because of their affiliation with Diversified.



    ------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL
                                                         AGGREGATE                         COMPENSATION         NUMBER
                                                       COMPENSATION                       FROM THE TRUSTS      OF FUNDS
                                                           FROM            ESTIMATED            AND             IN FUND
                                                        DIVERSIFIED         ANNUAL         FUND COMPLEX         COMPLEX
                                                         INVESTORS       BENEFITS UPON        PAID TO           SERVED
                NAME OF PERSON, POSITION                PORTFOLIOS        RETIREMENT         TRUSTEES         BY TRUSTEE
    ------------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg
     Trustee                                                None              None               None
    ------------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Trustee                                              $9,750            $4,500            $14,250
    ------------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Trustee                                              $9,750            $4,500            $14,250
    ------------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                                                None              None               None
    ------------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Trustee                                              $9,750            $4,500            $14,250
    ------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, the Master Investment Portfolio provided the following compensation to its Trustees:



    -----------------------------------------------------------------------------------------------------------------------
                                                                     AGGREGATE             TOTAL              NUMBER
                                                                   COMPENSATION        COMPENSATION          OF FUNDS
                                                                     FROM THE         FROM THE TRUSTS         IN FUND
                                                                      MASTER             AND FUND             COMPLEX
                                                                    INVESTMENT        COMPLEX PAID TO         SERVED
                     NAME OF PERSON, POSITION                        PORTFOLIO          TRUSTEES(1)         BY TRUSTEE
    -----------------------------------------------------------------------------------------------------------------------
     Jack S. Euphrat
     Trustee                                                          $12,500             $25,000
    -----------------------------------------------------------------------------------------------------------------------
     R. Greg Feltus
     Trustee                                                             None                None
    -----------------------------------------------------------------------------------------------------------------------
     W. Rodney Hughes
     Trustee                                                          $12,500             $25,000
    -----------------------------------------------------------------------------------------------------------------------
     Leo Soong                                                        $10,678             $21,357
    -----------------------------------------------------------------------------------------------------------------------


   (1) MIP and Barclays Global Investors Funds, Inc. ("BGIF"), are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act. The Trustees are compensated by MIP and BGIF for their services as Directors/Trustees to MIP and BGIF. Currently, the Trustees do not receive any retirement benefits or deferred compensation from MIP or BGIF.

                                                                  CODE OF ETHICS

The Trustees of the Diversified Investors Trust, the Strategic Allocation Trust, and Diversified Investment Advisors, Inc. and Diversified Investors Securities Corp., the investment adviser and the broker-dealer, respectively, have adopted a combined Code of Ethics (the "Code"). The Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.

                                                 PRINCIPAL HOLDERS OF SECURITIES


The following tables show, as of March 31, 2002, the amount of equity securities owned by the Trustees and officers of the Trusts in each Fund and in other investment companies associated with Diversified and its affiliates supervised by the Trustees:



    -------------------------------------------------------------------------------------------------------------------------
                                                                          DOLLAR RANGE
                                      DOLLAR RANGE      DOLLAR RANGE        OF EQUITY
                                        OF EQUITY         OF EQUITY        SECURITIES       DOLLAR RANGE      DOLLAR RANGE
                                       SECURITIES        SECURITIES          IN THE           OF EQUITY         OF EQUITY
                                         IN THE            IN THE         INTERMEDIATE       SECURITIES       SECURITIES IN
                                      MONEY MARKET      HIGH QUALITY       GOVERNMENT        IN THE CORE     THE HIGH-YIELD
            NAME OF TRUSTEE               FUND            BOND FUND         BOND FUND         BOND FUND         BOND FUND
    -------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
    -------------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg                  $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     Mark Mullin                         $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES
    -------------------------------------------------------------------------------------------------------------------------
     Robert Lester Lindsay               $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden                $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE      DOLLAR RANGE                        DOLLAR RANGE
                                        OF EQUITY         OF EQUITY       DOLLAR RANGE        OF EQUITY       DOLLAR RANGE
                                       SECURITIES        SECURITIES         OF EQUITY        SECURITIES         OF EQUITY
                                         IN THE            IN THE          SECURITIES          IN THE          SECURITIES
            NAME OF TRUSTEE             BALANCED         STOCK INDEX     IN THE VALUE &       GROWTH &        IN THE EQUITY
            ---------------               FUND              FUND           INCOME FUND       INCOME FUND       GROWTH FUND
    -------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
    -------------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg                  $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     Mark Mullin                         $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES
    -------------------------------------------------------------------------------------------------------------------------
     Robert Lester Lindsay               $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden                $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------



    -------------------------------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE
                                        OF EQUITY         OF EQUITY         OF EQUITY         OF EQUITY         OF EQUITY
                                       SECURITIES        SECURITIES        SECURITIES        SECURITIES        SECURITIES
                                         IN THE            IN THE            IN THE            IN THE            IN THE
                                         SPECIAL         AGGRESSIVE       INTERNATIONAL        MID-CAP           MID-CAP
            NAME OF TRUSTEE            EQUITY FUND       EQUITY FUND       EQUITY FUND       GROWTH FUND       VALUE FUND
    -------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
    -------------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg                  $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     Mark Mullin                         $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES
    -------------------------------------------------------------------------------------------------------------------------
     Robert Lester Lindsay               $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden                $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------



    -------------------------------------------------------------------------------------------------------------------------
                                                                          DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE
                                                        DOLLAR RANGE        OF EQUITY         OF EQUITY         OF EQUITY
                                      DOLLAR RANGE        OF EQUITY       SECURITIES IN      SECURITIES        SECURITIES
                                        OF EQUITY        SECURITIES        THE SHORT/          IN THE            IN THE
                                       SECURITIES          IN THE         INTERMEDIATE      INTERMEDIATE      INTERMEDIATE/
                                         IN THE         SHORT HORIZON        HORIZON           HORIZON        LONG HORIZON
                                        STEPHENS          STRATEGIC         STRATEGIC         STRATEGIC         STRATEGIC
                                      INTERMEDIATE       ALLOCATION        ALLOCATION        ALLOCATION        ALLOCATION
            NAME OF TRUSTEE             BOND FUND           FUND              FUND              FUND              FUND
    -------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
    -------------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg                  $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     Mark Mullin                         $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES
    -------------------------------------------------------------------------------------------------------------------------
     Robert Lester Lindsay               $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden                $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------------------
                                                                                                   AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
                                                                                                  SECURITIES IN ALL
                                                                   DOLLAR RANGE OF EQUITY          FUNDS ASSOCIATED
                                                                   SECURITIES IN THE LONG          WITH DIVERSIFIED
                                                                     HORIZON STRATEGIC             OVERSEEN BY THE
                          NAME OF TRUSTEE                             ALLOCATION FUND                  TRUSTEE
    ---------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
    ---------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg                                                   $                            $
    ---------------------------------------------------------------------------------------------------------------------
     Mark Mullin                                                          $                            $
    ---------------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES
    ---------------------------------------------------------------------------------------------------------------------
     Robert Lester Lindsay                                                $                            $
    ---------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden                                                 $                            $
    ---------------------------------------------------------------------------------------------------------------------



The following table shows the amount of securities owned by any disinterested Trustee (and certain of their family members) in Diversified, the Distributor and any person directly or indirectly controlling, controlled by, or under common control with Diversified or the Distributor as of March 31, 2002:



    -------------------------------------------------------------------------------------------------------------------------
                                         NAME OF
                                       OWNERS AND
                                      RELATIONSHIP                          TITLE OF          VALUE OF           PERCENT
            NAME OF TRUSTEE            TO TRUSTEE          COMPANY            CLASS          SECURITIES         OF CLASS
    -------------------------------------------------------------------------------------------------------------------------
                                                [**PLEASE INSERT INFORMATION.**]
    -------------------------------------------------------------------------------------------------------------------------



At March 31, 2002, AUSA Life Insurance Company, Inc. ("AUSA"), Four Manhattanville Road, Purchase, New York 10577, and The MONY Group, Inc. ("MONY"), 1740 Broadway, New York, New York 10019, owned the following percentage interests of the outstanding beneficial interests of the Portfolios indicated (all such interests being held in separate accounts of AUSA and MONY, respectively):



----------------------------------------------------------------------------------------------------
                                                                    AUSA                MONY
----------------------------------------------------------------------------------------------------
 Money Market                                                       19.73%              15.89%
----------------------------------------------------------------------------------------------------
 High Quality Bond                                                  40.13%              18.37%
----------------------------------------------------------------------------------------------------
 Intermediate Government Bond                                       37.65%              13.58%
----------------------------------------------------------------------------------------------------
 Core Bond                                                          28.37%              22.72%
----------------------------------------------------------------------------------------------------
 High-Yield Bond                                                    24.77%               2.50%
----------------------------------------------------------------------------------------------------
 Balanced                                                           55.78%                .58%
----------------------------------------------------------------------------------------------------
 Stock Index
----------------------------------------------------------------------------------------------------
 Value & Income                                                     52.06%              23.14%
----------------------------------------------------------------------------------------------------
 Mid Cap Value
----------------------------------------------------------------------------------------------------
 Growth & Income                                                    43.52%               2.21%
----------------------------------------------------------------------------------------------------
 Mid Cap Growth
----------------------------------------------------------------------------------------------------
 Equity Growth                                                      54.59%               1.18%
----------------------------------------------------------------------------------------------------
 Special Equity                                                     38.29%              17.21%
----------------------------------------------------------------------------------------------------
 Aggressive Equity                                                  38.52%                 --
----------------------------------------------------------------------------------------------------
 International Equity                                               37.14%              10.21%
----------------------------------------------------------------------------------------------------



At April   , 2002, all of the outstanding Stephens Institutional Class shares were owned in nominee name by Stephens Inc., Special Custody Account for the Exclusive Benefit of Customers, 111 Center Street, Little Rock, Arkansas 72203.

At April   , 2002, the S&P 500 Stock Fund of Barclays Global Investors Funds
Inc., 111 Center Street, Little Rock, Arkansas 72201, owned approximately    %
of the outstanding voting securities of the S&P 500 Index Master Portfolio and could be considered a controlling person of the Master Portfolio for purposes of
the 1940 Act. At April   , 2002, Mass Mutual Indexed Equity Fund, 1295 State
Street, Springfield, Massachusetts 01111, owned approximately    % of the
outstanding voting securities of the Master Portfolio.



Small-Cap Value and Small-Cap Growth are newly organized and no shares are outstanding as of the date of this Statement of Additional Information.


INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISERS


Diversified manages the assets of (a) each of the Stephens Intermediate Bond, Stock Index and Strategic Allocation Funds and (b) each Portfolio (except the S&P 500 Index Master Portfolio), in each case pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with the Diversified Investors Trust, Strategic Allocation Trust or Diversified Investors Portfolios, as the case may be, with respect to each such Fund or Portfolio, and subject to the investment policies described herein and in the Prospectus for the Funds and Portfolios, as applicable. Subject to such further policies as the Boards of Trustees of the Trusts and Diversified Investors Portfolios may determine, Diversified provides general investment advice to each such Fund and each Portfolio.


Barclays Global Fund Advisors manages the assets of the S&P 500 Index Master Portfolio pursuant to an Investment Advisory Agreement with Master Investment Portfolio (the "Barclays Advisory Agreement"). Subject to such further policies as the Board of Trustees of the Diversified Investors Trust may determine, Diversified provides general supervision of the Stock Index Fund's investment in the S&P 500 Index Master Portfolio.


Barclays provides investment guidance and policy direction in connection with the management of the S&P 500 Index Master Portfolio's assets. As of December 31, 2001, Barclays and its affiliates provided advisory services for
approximately $   billion in assets.


Barclays, Barclays Bank PLC, the indirect parent of Barclays, and their affiliates deal, trade and invest for their own account in the types of securities in which the S&P 500 Index Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the S&P 500 Index Master Portfolio.


For the Stephens Intermediate Bond and each Portfolio (except the S&P 500 Index Master Portfolio), Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with a Subadviser.


The Diversified Advisory Agreement and each Subadvisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund or Portfolio when authorized either by majority vote of the investors in the Fund or Portfolio (with the vote of each being in proportion to its interest) or by a vote of a majority of the Board of Trustees of the Trust or Diversified Investors Portfolios, as the case may be, or by Diversified on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser or not less than 90 days' written notice, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor the Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund or Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Diversified Advisory Agreement and the Subadvisory Agreement, as the case may be. The Barclays Advisory Agreement is terminable without penalty on 60 days written notice by either party.

Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of Aegon n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.

Diversified provides services with respect to $26 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than 500,000 participants and has 750 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.

As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.


Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios. With respect to the Stephens Intermediate Bond only, Diversified appointed Stephens Capital Management ("Stephens") as the Subadviser in the context of a broad strategic alliance with Stephens through which the Diversified Investors Trust makes available its Stephens Institutional Class shares exclusively to customers of Stephens. Pursuant to the requirements of the 1940 Act, the selection of Stephens as the Subadviser to the Intermediate Bond was approved by the Board of Trustees of the Diversified Investors Trust, including a majority of the Trustees who are not "interested persons" of the Diversified Investors Trust, and the initial shareholder of the Stephens Intermediate Bond.


Each Subadviser's performance on behalf of a Fund or Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration.


In approving the Diversified Advisory Agreement and each sub-advisory agreement, the Trustees considered, among other things, the nature and quality of the services provided by Diversified or the subadviser. The Trustees reviewed information regarding the investment performance of each Fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The Trustees also considered the fees payable by the Funds. The Trustees reviewed data showing how the Funds' fees and total expense ratios compared with those of comparable funds.

The Trustees also considered the benefits to Diversified and the subadvisers from soft dollar arrangements with brokers and other fallout benefits to the Diversified and the subadviser. The Trustees reviewed information concerning the level of profits received by Diversified from its arrangements with each Fund.



Based upon their review, the Trustees determined that the terms of the Diversified Advisory Agreement and each sub-advisory agreement were fairly standard in the mutual fund industry, and concluded that, with respect to each Fund, the agreements were reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees also concluded that the fees provided in the Diversified Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.



Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. To date, investors in the High Quality Bond, Core Bond, Balanced, Stock Index, Value & Income, Growth & Income, Equity Growth, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Small-Cap Growth and Special Equity Portfolios have approved the exemptive order. Each of the remaining Funds has asked its shareholders to consider approving the exemptive order.


Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance data and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

SUBADVISERS


The Subadvisers make the day-to-day investment decisions for the Portfolios (other than the S&P 500 Index Master Portfolio, which is advised by Barclays Global Fund Advisors) and for the Stephens Intermediate Bond, subject in all cases to the general supervision of Diversified. The Subadvisers are listed below.


MONEY MARKET PORTFOLIO
INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to the business of and investment adviser formed in 1984, and is owned by certain of its employees.

CORE BOND PORTFOLIO


BlackRock Advisors Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.



STEPHENS INTERMEDIATE BOND FUND


Stephens Capital Management. Stephens Capital Management is a division of Stephens Inc., which is an indirect, wholly-owned subsidiary of Stephens Group, Inc.

HIGH-YIELD BOND PORTFOLIO

Eaton Vance Management. Eaton Vance Corp. is the direct owner of Eaton Vance Management.

BALANCED PORTFOLIO

Aeltus Investment Management, Inc.

BlackRock Advisors Inc.


Aeltus Investment Management, Inc. Aeltus was formed in November of 1972 and is an indirect wholly-owned subsidiary of ING Groep N.V.


BlackRock Advisors Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.


VALUE & INCOME PORTFOLIO

Alliance Capital Management, L.P.
Asset Management Group

Alliance Capital Management, L.P. Alliance Capital Management L.P. Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance as limited partners.

Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc.

GROWTH & INCOME PORTFOLIO


Aeltus Investment Management, Inc.


Credit Suisse Asset Management, LLC



Aeltus Investment Management Inc. Aeltus was formed in November of 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV.



Credit Suisse Asset Management, LLC. Credit Suisse is the investment management division of Credit Suisse Group. Credit Suisse's predecessor firm was created in 1935 and has been a registered investment adviser since 1968.


EQUITY GROWTH PORTFOLIO

Ark Asset Management Co., Inc.
Dresdner RCM Global Investors LLC
Marsico Capital Management LLC

Ark Asset Management Co., Inc. was formed in July 1989 and is owned by Ark Asset Holdings, Inc.; Ark Asset Holdings, Inc. is owned by certain Ark employees.

Dresdner RCM Global Investors LLC was established in 1996, when Dresdner Bank AG acquired RCM Capital Management, LLC.

Marsico Capital Management LLC was formed in September 1997 and is wholly owned by the Bank of America.


MID-CAP VALUE FUND



Cramer, Rosenthal, McGlynn, LLC. Cramer was founded in 1973 as an independent investment counselor. Cramer has been a registered investment adviser since April 1973.



SMALL-CAP VALUE FUND



Sterling Capital Management L.P. Sterling was founded in 1971 and has been a
registered investment adviser since           . Sterling is wholly owned by its
5 partners.



MID-CAP GROWTH FUND



Dresdner RCM Global Investors LLC. Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Management. Dresdner RCM (or its predecessor) has been a registered investment adviser since 1972.



SMALL-CAP GROWTH FUND



Delaware Investment Advisors Delaware was founded in 1929 and has been a
registered investment adviser since           . Delaware is wholly owned by
Lincoln Financial Group.


SPECIAL EQUITY PORTFOLIO


Goldman Sachs Asset Management

Husic Capital Management

INVESCO, Inc.

RS Investment Management, L.P.

Wellington Asset Management

Westport Asset Management, Inc.


Goldman Sachs Asset Management. Goldman Sachs is a unit of the Investment Management Division of Goldman, Sachs & Co. The Investment Management Division was established in 1999.



Husic Capital Management was formed in 1986 and is owned by Frank J. Husic & Co., a California corporation.



INVESCO, Inc. was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC.


RS Investment Management, L.P. was established in 1984 and is owned by certain of its employees.

Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees.


Wellington Asset Management Wellington was founded in      and has been a
registered investment adviser since      . Wellington is wholly owned by
          .


AGGRESSIVE EQUITY PORTFOLIO

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. In 1998 and 1999 McKinley awarded equity interest to key employees.

INTERNATIONAL EQUITY PORTFOLIO

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc.

ADVISORY FEES

The Advisers' fees with respect to each Fund are described in the Prospectuses. Each of the Subadvisers is entitled to receive a fee from Diversified at an annual percentage of each Fund's average daily net assets.

For the fiscal year ended December 31, 1999, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:

-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $   925,652         --
-----------------------------------------------------------------------------------------
 High Quality Bond                                                794,958         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                     605,483         --
-----------------------------------------------------------------------------------------
 Core Bond                                                      1,995,476         --
-----------------------------------------------------------------------------------------
 High-Yield Bond                                                  617,744         --
-----------------------------------------------------------------------------------------
 Balanced                                                       2,284,131         --
-----------------------------------------------------------------------------------------
 Stock Index                                                       44,464     44,464
-----------------------------------------------------------------------------------------
 Value & Income (formerly Equity Income)                       16,502,830         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                5,981,552         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                  5,900,858         --
-----------------------------------------------------------------------------------------
 Stephens Select Equity                                                --         --
-----------------------------------------------------------------------------------------
 Stephens Intermediate Government Bond                             24,745     24,745
-----------------------------------------------------------------------------------------
 Special Equity                                                 7,623,496         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              1,394,114         --
-----------------------------------------------------------------------------------------
 International Equity                                           3,213,534         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                30,431         --
-----------------------------------------------------------------------------------------
 Short/Intermediate Horizon Strategic Allocation                   13,858         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                        148,680         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                   202,726         --
-----------------------------------------------------------------------------------------
 Long Horizon Strategic Allocation                                 44,913         --
-----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2000, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:



-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $   925,652         --
-----------------------------------------------------------------------------------------
 High Quality Bond                                                794,958         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                     605,483         --
-----------------------------------------------------------------------------------------
 Core Bond                                                      1,995,476         --
-----------------------------------------------------------------------------------------
 High-Yield Bond                                                  617,744         --
-----------------------------------------------------------------------------------------
 Balanced                                                       2,284,131         --
-----------------------------------------------------------------------------------------
 Stock Index                                                       44,464     44,464
-----------------------------------------------------------------------------------------
 Value & Income (formerly Equity Income)                       16,502,830         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                5,981,552         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                  5,900,858         --
-----------------------------------------------------------------------------------------
 Stephens Select Equity                                                --         --
-----------------------------------------------------------------------------------------
 Stephens Intermediate Government Bond                             24,745     24,745
-----------------------------------------------------------------------------------------
 Special Equity                                                 7,623,496         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              1,394,114         --
-----------------------------------------------------------------------------------------
 International Equity                                           3,213,534         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                30,431         --
-----------------------------------------------------------------------------------------
 Short/Intermediate Horizon Strategic Allocation                   13,858         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                        148,680         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                   202,726         --
-----------------------------------------------------------------------------------------
 Long Horizon Strategic Allocation                                 44,913         --
-----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:



-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                                     --
-----------------------------------------------------------------------------------------
 High Quality Bond                                                                --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                                     --
-----------------------------------------------------------------------------------------
 Core Bond                                                                        --
-----------------------------------------------------------------------------------------
 High-Yield Bond
-----------------------------------------------------------------------------------------
 Balanced                                                                         --
-----------------------------------------------------------------------------------------
 Stock Index
-----------------------------------------------------------------------------------------
 Value & Income (formerly Equity Income)                                          --
-----------------------------------------------------------------------------------------
 Growth & Income                                                                  --
-----------------------------------------------------------------------------------------
 Equity Growth                                                                    --
-----------------------------------------------------------------------------------------
 Stephens Select Equity                                                           --
-----------------------------------------------------------------------------------------
 Stephens Intermediate Government Bond
-----------------------------------------------------------------------------------------
 Special Equity                                                                   --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                                                --
-----------------------------------------------------------------------------------------
 International Equity                                                             --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                               --
-----------------------------------------------------------------------------------------
 Short/Intermediate Horizon Strategic Allocation                                  --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                                        --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                                   --
-----------------------------------------------------------------------------------------
 Long Horizon Strategic Allocation                                                --
-----------------------------------------------------------------------------------------

ADMINISTRATOR

Diversified provides administrative services to the Funds (other than the Stock Index and Strategic Allocation Funds) under the Administrative Services and Transfer Agency Services Agreement with Diversified Investors Trust. These administrative services include regulatory reporting and the provision of office facilities, equipment and personnel. For these services Diversified receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Fund. Diversified acts as Administrator to the Strategic Allocation Funds, the Stock Index Fund and the Portfolios pursuant to the respective Advisory Agreements and receives no additional compensation for providing such administrative services.

Each such agreement provides that Diversified may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of Diversified Investors Portfolios, by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest) or, in the case of a Trust, by majority vote of such Trust's shareholders, or by either party on not more than 60 days' nor less than 30 days' written notice. Each agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.


The table below shows the total dollar amounts paid to Diversified during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreements or Advisory Agreements, as the case may be, with Diversified Investors Trust for each Fund listed.



----------------------------------------------------------------------------------------------------------
                                                          YEAR               YEAR               YEAR
                                                         ENDED              ENDED              ENDED
                                                        12/31/01           12/31/00           12/31/99
----------------------------------------------------------------------------------------------------------
 Money Market                                                               502,160           278,128
----------------------------------------------------------------------------------------------------------
 High Quality Bond                                                          146,837            87,637
----------------------------------------------------------------------------------------------------------
 Intermediate Government Bond                                               154,853           100,035
----------------------------------------------------------------------------------------------------------
 Stephens Intermediate Bond                                                  96,784            74,236
----------------------------------------------------------------------------------------------------------
 Core Bond                                                                  446,291           268,959
----------------------------------------------------------------------------------------------------------
 Balanced                                                                   466,399           368,175
----------------------------------------------------------------------------------------------------------
 Value & Income                                                             877,436           485,212
----------------------------------------------------------------------------------------------------------
 Mid-Cap Growth & Income                                                  1,462,523           964,584
----------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Equity Growth                                             1,305,828           423,008
----------------------------------------------------------------------------------------------------------
 Special Equity                                                             890,550           500,988
----------------------------------------------------------------------------------------------------------
 Stephens Select Equity                                                     7                  6
----------------------------------------------------------------------------------------------------------
 Aggressive Equity                                                          594,593           189,448
----------------------------------------------------------------------------------------------------------
 High-Yield Bond                                                            157,539           103,841
----------------------------------------------------------------------------------------------------------
 International Equity                                                       707,302           346,251
----------------------------------------------------------------------------------------------------------



Small-Cap Value and Small-Cap Growth Funds were organized on           and did
not make any payments to Diversified under the Administrative Services and Transfer Agency Services Agreement in fiscal year 2001.


Stephens Inc. located at 111 Center Street, Little Rock, Arkansas 72201, and Barclays Global Investors, N.A., located at 45 Fremont Street, San Francisco, CA 94105, serve as the S&P 500 Index Master Portfolio's co-administrators pursuant to a Co-Administration Agreement with the Portfolio. Under the

Co-Administration Agreement, Stephens and Barclays Global Investors provide general supervision of the operations of the Portfolio, other than the provision of investment advice. The administrative services provided to the Portfolio also include coordination of the other services provided to the Portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interest holder reports and general supervision of data compilation in connection with preparing periodic reports to the Portfolio's Board of Trustees and Officers. In addition, Stephens furnishes office space and certain facilities to conduct business, and compensates the Portfolio's trustees, officers and employees who are affiliated with Stephens. Barclays Global Investers has delegated certain of its administrative duties to Investors Bank & Trust Company. In addition, Stephens and BGI have agreed to bear all costs of the Master Portfolio's operations, except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses that are borne by the Master Portfolio such as advisory fees payable to BGFA. Stephens and BGI are not entitled to compensation for providing administration services to a Master Portfolio for so long as Stephens and BGI are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the Master Portfolio, or either Stephens or BGI or an affiliate receives advisory fees from the Master Portfolio. Stephens also services as the placement agent of the Portfolio's shares.

CUSTODIAN AND TRANSFER AGENT


Pursuant to the Administrative and Transfer Agency Services Agreement with the Diversified Investors Trust and the Transfer Agency Service Agreement with the Diversified Investors Trust II, Diversified acts as transfer agent for each of the Funds (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.


Pursuant to Custodian Agreements, Investors Bank & Trust Company acts as the custodian of each Fund's and Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the cash and securities of each Fund and Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Fund and Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Fund and Portfolio. Securities held by the Funds or Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of the applicable Trust or the Portfolio Trusts, as the case may be. The Custodian does not determine the investment policies of the Funds or Portfolios or decide which securities the Funds or Portfolios will buy or sell. A Fund or Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trusts and the Portfolio Trusts.

MISCELLANEOUS

STRATEGIC ALLIANCE AGREEMENT


Diversified and Stephens have entered into a Strategic Alliance Agreement pursuant to which Diversified has agreed (subject to and consistent with its fiduciary and other responsibilities, including those under the 1940 Act and the Investment Advisers Act of 1940), among other things, to (a) recommend the establishment of the Stephens Institutional Class of the Funds, (b) recommend the establishment of the Stephens Intermediate Bond Fund, and (c) provide services necessary to establish such Classes and Fund. Under the terms of the Agreement, Diversified would retain from all revenues attributable to the Stephens Institutional Class of the Funds ("Gross Revenues") a fee equal to the following percentages of the average daily net assets attributable to the Stephens Institutional Class Shares of the Fund: 0.14% of the first $250 million in assets; 0.125% of the next $500 million in assets; 0.09% of the next $750 million in assets; 0.04% of the next $250 million in assets; 0.02% of the next $250 million in assets; and 0.01% of all assets over $2 billion. In addition, Diversified shall be entitled to pay (or be reimbursed) from Gross Revenues, fees and expenses attributable to ongoing registration and compliance regarding the shares of the Stephens Institutional Class, including costs attributable to registration, custodial, accounting and legal services. All other Gross Revenues are to be retained by Stephens.



Pursuant to the Strategic Alliance Agreement, Diversified has agreed (subject to and consistent with its fiduciary and other responsibilities, including those under the 1940 Act and the Investment Advisers Act of 1940) not to recommend that additional classes of shares of The Diversified Investors Funds Group be established if such shares would be available for sales through a competitor of Stephens in certain markets in which Stephens participates. The Agreement renews automatically each year for a one-year period unless terminated by any party upon written notice to the other party.


ADDITIONAL EXPENSES OF THE FUNDS

In addition to amounts payable as described elsewhere in this Statement of Additional Information, each Fund is responsible for its own expenses, including the compensation of Trustees that are not affiliated with Diversified, any government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also responsible for its proportionate share of the expenses of the corresponding Portfolio, if any.

TAXATION

TAXATION OF THE FUNDS AND PORTFOLIOS

FEDERAL TAXATION OF THE FUNDS. Each Fund is treated as a separate entity for federal tax purposes. Each Fund has elected to be treated, and intends to qualify each year as a regulated investment company ("RIC") for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Code, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund will incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders. However, tax-qualified retirement plans ("Plans") which hold the shares of a Fund on their participants' behalf would not, in that event, incur any income tax liability on such distributions provided such Plans remain exempt from federal income tax. Similarly, the Strategic Allocation Funds, as shareholders of the other Funds, would not necessarily incur any income tax liability on such distributions provided they continue to qualify as "registered investment companies" and distribute their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Code. The failure of the underlying Funds to maintain their status as "regulated investment companies" may adversely affect the ability of the Strategic Allocation Funds to maintain their status as such, however.

Withdrawals by a Fund from a Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of a Fund's interest in its Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of a Fund's entire interest in the Portfolio Trusts and includes a disproportionate share of any unrealized receivables held by the Portfolio Trusts, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in the Portfolio Trusts generally equals the amount of cash and the basis of any property that the Fund invests in a Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

FEDERAL TAXATION OF THE PORTFOLIOS. Under interpretations of the Internal Revenue Service (1) each Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership and (2) for purposes of determining whether a Fund satisfies requirements of Subchapter M of the Code, the Fund, if such Fund is an investor in a Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income attributable to that share. If the Portfolio Trusts are treated for tax purposes as a partnership as expected, none would be subject to federal income taxation. Instead, a Fund would take into account, in computing its federal income tax liability, its share of the Portfolio Trusts' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio Trusts. The Portfolio Trusts have advised the Funds that they intend to conduct the Portfolios' operations so as to enable investors which invest substantially all of their assets in the Portfolios, including the Funds, to satisfy those requirements.

FOREIGN WITHHOLDING TAXES. Income received by a Fund or Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; it is not expected that the Portfolios or the Funds will be able to "pass through" to the Fund shareholders subject to tax any foreign tax credits with respect to these taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries will vary.

CERTAIN STATE TAXATION. The Trusts are organized as Massachusetts business trusts and, under current law, neither any Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes. Diversified Investors Portfolios is organized as a New York trust. Diversified Investors Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain Funds in a Portfolio does not cause that Fund to be liable for any income or franchise tax in the State of New York.

TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS. Plans which invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans which are otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Fund, and any gain realized on redemption of Fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its acquisition of shares in the Fund was financed with debt.

Individual and institutional investors, and Plans which for any reason prove not to be exempt from federal income taxation, will be subject to federal income tax on distributions received from the Fund irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors, other than of net capital gains, will be taxable as ordinary income; distributions of net capital gains would be taxable to such investors as long-term capital gain without regard to the length of time they have held the shares in the Fund. Certain dividends declared in October, November or December of a calendar year and paid to an investor who is subject to tax on the distribution in January of the succeeding calendar year are taxable to such investor as if paid on December 31 of the year in which they were declared.

Distributions to taxable investors may also be subject to state and local income taxes, although in that case distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.

DIVIDENDS-RECEIVED DEDUCTION. A portion of the dividends received from a Fund investing in corporate stocks of U.S. issuers (but none of that Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

BUYING A DIVIDEND. Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a distribution, subject to tax in the case of investors otherwise subject to income taxation.

SPECIAL CONSIDERATIONS FOR NON U.S. PERSONS. Distributions and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable distributions and redemption proceeds paid to any shareholder (including a non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding applicable to Non U.S. Persons.

DISPOSITION OF SHARES. Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange of a Fund's shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distribution) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by such a shareholder on a disposition of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

EFFECTS OF CERTAIN INVESTMENTS AND INVESTMENT POLICIES

A Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation.

CERTAIN DEBT INSTRUMENTS. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

OPTIONS, ETC. A Fund's transactions in options, futures contracts and forward contracts and short sales "against the box" will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments: In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTION PLANS


The Diversified Investors Trust has adopted a separate Distribution Plan with respect to each class of shares of each of the Money Market, Bond, Balanced and Stock Funds (each a "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Diversified Investors Trust, the class of shares of each Fund covered by that Distribution Plan, and the holders of shares of each such class. The Distribution Plans provide that the Distributor may receive a fee from each of the Money Market, Bond, Balanced and Stock Funds at an annual rate not to exceed 0.25% of the average daily net assets of such Fund attributable to Diversified Class shares and 0.25% of the average daily net assets of such Fund attributable to Stephens Institutional Class shares, in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of such Fund, such as advertising expenses and the expenses of printing (excluding typesetting) and distributing Prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other distribution-related expenses.


Each Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Diversified Investors Trust's Trustees and a majority of the Diversified Investors Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that at least quarterly the Diversified Investors Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Diversified Investors Trust's disinterested Trustees shall be committed to the discretion of the Trust's disinterested Trustees then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Diversified Investors Trust's Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable class of shares. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of such plan, agreement, or report, and for the first two years the Distributor will preserve such copies in an easily accessible place.

As contemplated by each Distribution Plan, Diversified Investors Securities Corp. acts as the agent of each of the Money Market, Bond, Balanced and Stock Funds in connection with the offering of shares of such Funds pursuant to a separate Distribution Agreement with respect to each class of shares (each a "Distribution Agreement"). After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of such Funds to prospective investors. Each Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement with respect to the class(es) of shares offered pursuant to that Prospectus.

The table below shows the total dollar amounts paid to the Distributor during each of the last three fiscal years under the Distribution Plan with respect to each class of shares of the Funds.



    ---------------------------------------------------------------------------------------------------------------
                                                                       YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99
    ---------------------------------------------------------------------------------------------------------------
     MONEY MARKET
        DIVERSIFIED CLASS                                                             399,451          218,990
        STEPHENS INSTITUTIONAL CLASS                                                   18,409           12,318
    ---------------------------------------------------------------------------------------------------------------
     HIGH QUALITY BOND
        DIVERSIFIED CLASS                                                             122,364           73,031
    ---------------------------------------------------------------------------------------------------------------
     INTERMEDIATE GOVERNMENT BOND
        DIVERSIFIED CLASS                                                             129,044           83,363
    ---------------------------------------------------------------------------------------------------------------
     INTERMEDIATE BOND
        STEPHENS INSTITUTIONAL CLASS                                                   73,883           51,062
    ---------------------------------------------------------------------------------------------------------------
     CORE BOND
        DIVERSIFIED CLASS                                                             371,909          223,966
    ---------------------------------------------------------------------------------------------------------------
     HIGH-YIELD BOND
        DIVERSIFIED CLASS                                                             120,519           78,459
        STEPHENS INSTITUTIONAL CLASS                                                    9,659            6,750
    ---------------------------------------------------------------------------------------------------------------
     BALANCED
        DIVERSIFIED CLASS                                                             388,665          306,812
    ---------------------------------------------------------------------------------------------------------------
     STOCK INDEX
    ---------------------------------------------------------------------------------------------------------------
     VALUE & INCOME
        DIVERSIFIED CLASS                                                             704,103          404,343
        STEPHENS INSTITUTIONAL CLASS                                                   22,425
    ---------------------------------------------------------------------------------------------------------------
     GROWTH & INCOME
        DIVERSIFIED CLASS                                                           1,218,769          803,820
    ---------------------------------------------------------------------------------------------------------------
     MID-CAP VALUE
        DIVERSIFIED CLASS
    ---------------------------------------------------------------------------------------------------------------
     MID-CAP GROWTH
        DIVERSIFIED CLASS
    ---------------------------------------------------------------------------------------------------------------
     EQUITY GROWTH
        DIVERSIFIED CLASS                                                           1,024,799          574,459
        STEPHENS INSTITUTIONAL CLASS                                                   50,733           23,724
    ---------------------------------------------------------------------------------------------------------------
     SPECIAL EQUITY
        DIVERSIFIED CLASS                                                             688,523          388,718
        STEPHENS INSTITUTIONAL CLASS                                                   42,727           23,513
    ---------------------------------------------------------------------------------------------------------------
     STEPHENS SELECT EQUITY
        STEPHENS INSTITUTIONAL CLASS                                                        3                3
    ---------------------------------------------------------------------------------------------------------------
     AGGRESSIVE EQUITY
        DIVERSIFIED CLASS                                                             495,494          157,873
    ---------------------------------------------------------------------------------------------------------------
     INTERNATIONAL EQUITY
        DIVERSIFIED CLASS                                                             552,260          261,095
        STEPHENS INSTITUTIONAL CLASS                                                   29,726           22,446
    ---------------------------------------------------------------------------------------------------------------



Small-Cap Value and Small-Cap Growth Funds were organized on             , 2002
and did not make any payments under the Distribution Plans in fiscal year 2002.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Funds' and the Portfolios' (except for the S&P 500 Index Master Portfolio) independent accountants providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns.

KPMG LLP is the independent auditor of the S&P 500 Index Master Portfolio.

DESCRIPTION OF THE TRUST; FUND SHARES


The Diversified Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The Strategic Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series. Currently, the Diversified Investors Trust has twenty-five active series and the Strategic Allocation Trust has twenty-two active series, although additional series may be established from time to time. Each Trust may also establish classes of shares within each series at any time. Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions and net asset values may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto.



Shares of each Trust entitle their holder to one vote per share; however, separate votes are taken by each class or series on matters affecting an individual class or series. For example, a change in the distribution fee applicable to a class would be voted only by shareholders of the class involved. Whenever a Fund is requested to vote on an item relating to a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Because the Trusts are Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances.


The Declaration of Trust of each Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a particular Fund. The Declaration of Trust of each Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.


The Board of Trustees has asked the shareholders of each Fund to consider approving an amended and restated declaration of trust that would give the Trustees more flexibility and broader authority to act without first obtaining shareholder approval than the existing Declaration of Trust.


FINANCIAL STATEMENTS


The financial statements of Diversified Investors Trust, Strategic Allocation Trust and Diversified Investors Portfolios as of December 31, 2001 have been filed with the Securities and Exchange Commission as part of the annual reports of The Diversified Investors Funds Group and The Diversified Investors Strategic Allocations Funds, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such reports. Copies of such reports will be provided without charge to each person receiving this Statement of Additional Information.

                     (This page intentionally left blank.)

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS


AAA -- An obligor rated AAA has extremely strong capacity to meet its financial commitments. AAA is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA -- An obligor rated AA has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in a small degree.



A -- An obligor rated A has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB -- An obligor rated BBB has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligors rated BB are regarded as having significant speculative characteristics, while such obligors will likely have some quality and protective characteristics. These may be outweighed by large uncertainties or major exposures to adverse conditions.



BB -- An obligor rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



PLUS (+) OR MINUS (-) -- A plus or minus may be added to ratings from AA to BB to denote relative standing within the major ratings categories.


COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


COMMERCIAL PAPER

PRIME-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-  Leading market positions in well established industries.

-  High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

INVESTMENT ADVISER OF CERTAIN FUNDS
  AND THE PORTFOLIOS, ADMINISTRATOR
  AND TRANSFER AGENT

Diversified Investment Advisors, Inc.
Four Manhattanville Road
Purchase, NY 10577

INVESTMENT ADVISER OF THE S&P 500 INDEX MASTER PORTFOLIO

Barclays Global Fund Advisors
45 Fremont Street
San Francisco, California 94105

INVESTMENT SUBADVISERS OF THE FUNDS

Stephens Intermediate Bond Fund
  Stephens Capital Management
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT SUBADVISERS OF THE PORTFOLIOS

Diversified Investors Money Market Fund and
Diversified Investors Intermediate Government
Bond Portfolio:
  Capital Management Group
     1740 Broadway
     New York, NY 10019

Core Bond Portfolio:
  BlackRock Financial Management, Inc.
     100 Bellevue Parkway
     Wilmington, Delaware 19809

Diversified Investors High Quality Bond Portfolio:
  Merganser Capital Management Limited Partnership
     One Cambridge Center
     Cambridge, MA 02142

Diversified Investors High-Yield Bond Portfolio:
  Eaton Vance Management
     255 State Street
     Boston, MA 02109

Diversified Investors Balanced Portfolio:
  Aeltus Investment Management, Inc.
     10 State House Square
     Hartford, CT 06103-3602

  BlackRock Financial Management, Inc.
     100 Bellevue Parkway
     Wilmington, Delaware 19809

Diversified Investors Value & Income Portfolio:
  Alliance Capital Management L.P.
     1345 Avenue of the Americas
     New York, NY 10105
  Asset Management Group
     1740 Broadway
     New York, NY 10019

Diversified Investors Growth & Income Portfolio:

  Aeltus Investment Management, Inc.


     10 State House Square


     Hartford, Connecticut 06103-3602


  Credit Suisse Asset Management, LLC


     466 Lexington Avenue


     New York, New York 10017-3140


Diversified Investors Equity Growth Portfolio:
  ArkAsset Management Co., Inc.
     125 Broad Street, 13th Floor
     New York, New York 10004
  Dresdner RCM Global Investors, LLC
     Four Embarcadero Center
     San Francisco, CA 94111
  Marsico Capital Management LLC
     1200 17th Street, Suite 1300
     Denver, Colorado 80202

Diversified Investors Mid-Cap Value Fund


  Cramer, Rosenthal, McGlynn, LLC


     520 Madison Avenue


     New York, New York 10022


Diversified Investors Mid-Cap Growth Fund


  Dresdner, RCM Global Investors LLC


     Four Embarcadero Center


     San Francisco, California 94111


Diversified Investors Special Equity Portfolio:
  Husic Capital Management
     555 California Street, Suite 2900
     San Francisco, CA 94104

  Goldman Sachs Asset Management
     2502 Rocky Point Drive
     Tampa, FL 33607

  Westport Asset Management, Inc.
     253 Riverside Avenue
     Westport, CT 06880

  RS Investment Management, L.P.
     388 Market Street, Suite 200
     San Francisco, CA 94111

  INVESCO, Inc.


     1166 Avenue of the Americas -- 26th Floor


     New York, New York 10036

Diversified Investors Aggressive Equity Portfolio:
  McKinley Capital Management, Inc.
     3301 C Street
     Anchorage, AK 99503

Diversified Investors International Equity Portfolio:
  Capital Guardian Trust Company
     333 South Hope Street
     Los Angeles, CA 90071

DISTRIBUTOR

Diversified Investors Securities Corp.
Four Manhattanville Road
Purchase, NY 10577

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, MA 02205-1537

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

KPMG LLP (Master Investment Portfolios only)
3 Embarcadero Center
San Francisco, California 94111

2537 (REV. 5/02)

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
            THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2002


MONEY MARKET FUNDS:
Diversified Investors Money Market Fund
Diversified Institutional Money Market Fund

BOND FUNDS:
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Stephens Intermediate Bond Fund
Diversified Investors Core Bond Fund
Diversified Investors High-Yield Bond Fund

Diversified Institutional High Quality Bond Fund
Diversified Institutional Intermediate Government Bond Fund
Diversified Institutional Core Bond Fund
Diversified Institutional High-Yield Bond Fund

BALANCED FUNDS:
Diversified Investors Balanced Fund
Diversified Institutional Balanced Fund

STRATEGIC ALLOCATION FUNDS:
Short Horizon Strategic Allocation Fund
Short/Intermediate Horizon Strategic Allocation Fund
Intermediate Horizon Strategic Allocation Fund
Intermediate/Long Horizon Strategic Allocation Fund
Long Horizon Strategic Allocation Fund

Institutional Short Horizon Strategic Allocation Fund
Institutional Short/Intermediate Horizon Strategic Allocation Fund Institutional Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate/Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic Allocation Fund

STOCK FUNDS:
Diversified Investors Stock Index Fund
Diversified Investors Value & Income Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund

Diversified Investors Mid-Cap Value Fund


Diversified Investors Small-Cap Value Fund


Diversified Investors Mid-Cap Growth Fund


Diversified Investors Small-Cap Growth Fund


Diversified Investors Special Equity Fund

Diversified Investors Aggressive Equity Fund
Diversified Investors International Equity Fund

Diversified Institutional Stock Index Fund
Diversified Institutional Value & Income Fund
Diversified Institutional Growth & Income Fund
Diversified Institutional Equity Growth Fund

Diversified Institutional Mid-Cap Value Fund


Diversified Institutional Small-Cap Value Fund


Diversified Institutional Mid-Cap Growth Fund


Diversified Institutional Small-Cap Growth Fund

Diversified Institutional Special Equity Fund
Diversified Institutional Aggressive Equity Fund
Diversified Institutional International Equity Fund


This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the separate Prospectuses dated May 1, 2002, each as supplemented from time to time (each, a "Prospectus"), for the Funds. This Statement of Additional Information should be read only in conjunction with a Prospectus, a copy of which may be obtained by an investor without charge. To obtain a Prospectus for Diversified Class shares, please contact Diversified Investors Securities Corp., the Funds' Distributor, at the address and telephone number listed on the next page. To obtain a Prospectus for Stephens Institutional Class shares, please contact the Transfer Desk of Stephens Capital Management at (800)-926-0044.


This Statement of Additional Information incorporates by reference the financial statements of the Funds. These financial statements can be found in the Funds' annual reports to shareholders, copies of which accompany this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                  800-926-0044


The Diversified Investors Funds Group is a Massachusetts business trust whose shares currently are divided into twenty-five separate series of shares, or funds. Each of the Diversified Investors Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, High-Yield Bond, Balanced, Stock Index, Value & Income, Growth & Income, Equity Growth, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Small-Cap Growth, Special Equity, Aggressive Equity and International Equity Funds, the Stephens Intermediate Bond Fund, and the Diversified Institutional Strategic Allocation Funds, is a series of The Diversified Investors Funds Group. The Diversified Investors Funds Group II is a Massachusetts business trust whose shares currently are divided into twenty-two separate series of shares, or funds. Each of the Diversified Institutional Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, High-Yield Bond, Balanced, Stock Index, Value & Income, Growth & Income, Equity Growth, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Small-Cap Growth, Special Equity, Aggressive Equity and International Equity Funds and the Strategic Allocation Funds, is a series of The Diversified Investors Funds Group II. This Statement of Additional Information relates to the shares of each Fund listed on the first page hereof.



Shares of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds and the Institutional Strategic Allocation Funds are issued in a single class. Shares of all of the other Funds are divided into separate classes. Each Diversified Investors Money Market, Bond (other than the Stephens Intermediate Bond Fund), Balanced and Stock Fund issues Diversified Class shares. The Stephens Intermediate Bond Fund issues Stephens Institutional Class shares. In addition, each of the Diversified Investors Money Market, Intermediate Bond, High-Yield Bond, Value & Income, Equity Growth, Special Equity, and International Equity Funds also issues Stephens Institutional Class shares. For more information on classes of shares, see page 50 and the Prospectuses.


TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Trusts..................................................  2
Investment Objectives, Policies and Associated Risk Factors
  of the Funds..............................................  4
Performance Information.....................................  28
Determination of Net Asset Value; Valuation of Securities...  31
Management..................................................  33
Investment Advisory Services................................  37
Administrator...............................................  44
Custodian and Transfer Agent................................  45
Miscellaneous...............................................  45
Taxation....................................................  46
Distribution Plans..........................................  49
Independent Accountants.....................................  51
Description of the Trusts; Fund Shares......................  51
Financial Statements........................................  52
Appendix A -- Description of Security Ratings...............  A-1

THE TRUSTS


Each of The Diversified Investors Funds Group (the "Diversified Investors Trust") and The Diversified Investors Funds Group II (the "Strategic Allocation Trust" and, together with the Diversified Investors Trust, the "Trusts") is a diversified, open-end management investment company. The Diversified Investors Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993. Shares of the Diversified Investors Trust are divided into twenty-five separate series described herein. The Strategic Allocation Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 5, 1996. Shares of the Strategic Allocation Trust are divided into twenty-two separate series described herein. Each of the Trusts may create additional series from time to time.



Each of the Diversified Investors Money Market, Bond (other than Stephens Intermediate Bond), Balanced and Stock Funds and each of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies as the applicable Diversified Investors Fund and Diversified Institutional Fund. The Funds and their corresponding Portfolios are set forth below:



FUND                                                                     PORTFOLIO
Diversified Investors Money Market Fund and Diversified
  Institutional Money Market Fund........................  Money Market Portfolio
Diversified Investors High Quality Bond Fund and
  Diversified Institutional High Quality Bond Fund.......  High Quality Bond Portfolio
Diversified Investors Intermediate Government Bond Fund
  and Diversified Institutional Intermediate Government
  Bond Fund..............................................  Intermediate Government Bond Portfolio
Diversified Investors Core Bond Fund and Diversified
  Institutional Core Bond Fund...........................  Core Bond Portfolio
Diversified Investors High-Yield Bond Fund and
  Diversified Institutional High-Yield Bond Fund.........  High-Yield Bond Portfolio
Diversified Investors Balanced Fund and Diversified
  Institutional Balanced Fund............................  Balanced Portfolio
Diversified Investors Stock Index Fund and Diversified
  Institutional Stock Index Fund.........................  S&P 500 Index Master Portfolio
Diversified Investors Value & Income Fund and Diversified
  Institutional Value & Income Fund......................  Value & Income Portfolio
Diversified Investors Growth & Income Fund and
  Diversified Institutional Growth & Income Fund.........  Growth & Income Portfolio
Diversified Investors Equity Growth Fund and Diversified
  Institutional Equity Growth Fund.......................  Equity Growth Portfolio
Diversified Investors Mid-Cap Value Fund and Diversified
  Institutional Mid-Cap Value Fund.......................  Mid-Cap Value Portfolio
Diversified Investors Small-Cap Value Fund and
  Diversified Institutional Small-Cap Value Fund.........  Small-Cap Value Portfolio
Diversified Investors Mid-Cap Growth Fund and Diversified
  Institutional Mid-Cap Growth Fund......................  Mid-Cap Growth Portfolio

FUND                                                                     PORTFOLIO
Diversified Investors Small-Cap Growth Fund and
  Diversified Institutional Small-Cap Growth Fund........  Small-Cap Growth Portfolio
Diversified Investors Special Equity Fund and Diversified
  Institutional Special Equity Fund......................  Special Equity Portfolio
Diversified Investors Aggressive Equity Fund and
  Diversified Institutional Aggressive Equity Fund.......  Aggressive Equity Portfolio
Diversified Investors International Equity Fund and
  Diversified Institutional International Equity Fund....  International Equity Portfolio



All references in this Statement of Additional Information to one of these Funds include the Fund's underlying Portfolio, unless otherwise noted. The Stephens Intermediate Bond and Equity Funds seek their investment objectives by investing directly in securities pursuant to the investment strategies and techniques described herein and in the Prospectus for these Funds. Each of the Strategic Allocation Funds seeks its investment objective by investing in a combination of the Money Market, Bond and Stock Funds (other than the Stock Index Funds).


Each of the Portfolios (except the S&P 500 Index Master Portfolio) is a series of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio(1) is a series of Master Investment Portfolio. Diversified Investors Portfolios and Master Investment Portfolio are referred to as the "Underlying Portfolio Trusts."


Diversified Investment Advisors, Inc. ("Diversified") is the investment adviser of each Portfolio (except the S&P 500 Index Master Portfolio), the Stock Index Fund, each Strategic Allocation Fund and the Stephens Intermediate Bond Fund. Barclays Global Fund Advisors is the investment adviser of the S&P 500 Index Master Portfolio.



Diversified delegates the daily management of each Portfolio of which it is the investment adviser and the Stephens Fund to one or more Subadvisers. Diversified supervises and monitors the Subadvisers. The Subadvisers are as follows:



FUND OR PORTFOLIO                                                      SUBADVISER
Money Market Portfolio................................  Capital Management Group
High Quality Bond Portfolio...........................  Merganser Capital Management Limited
                                                        Partnership
Intermediate Government Bond Portfolio................  Capital Management Group
Stephens Intermediate Bond Fund.......................  Stephens Capital Management
Core Bond Portfolio...................................  BlackRock Advisors, Inc.
High-Yield Bond Portfolio.............................  Eaton Vance Management
Balanced Portfolio....................................  Aeltus Investment Management, Inc.
                                                        BlackRock Advisors, Inc.
Value & Income Portfolio..............................  Alliance Capital Management L.P.
                                                        Asset Management Group
Growth & Income Portfolio.............................  Aeltus Investment Management, Inc.
                                                        Credit Suisse Asset Management LLC


---------------

(1) Standard & Poor's does not sponsor the S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors or the S&P 500 Index Portfolio. "Standard & Poor's(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in S&P 500 Index Master Portfolio.

FUND OR PORTFOLIO                                                      SUBADVISER
Equity Growth Portfolio...............................  Ark Asset Management Co., Inc.
                                                        Dresdner RCM Global Investors, LLC
                                                        Marsico Capital Management, LLC
Mid-Cap Value Portfolio...............................  Cramer, Rosenthal, McGlynn, LLC
Small-Cap Value Portfolio.............................  Sterling Management Company LP
Mid-Cap Growth Portfolio..............................  Dresdner RCM Global Investors, LLC
Small-Cap Growth Portfolio............................  Delaware Investment Advisers
Special Equity Portfolio..............................  Goldman Sachs Asset Management
                                                        Husic Capital Management
                                                        RS Investment Management, L.P.
                                                        Wellington Asset Management
                                                        Westport Asset Management, Inc.
                                                        INVESCO, Inc.
Aggressive Equity Portfolio...........................  McKinley Capital Management, Inc.
International Equity Portfolio........................  Capital Guardian Trust Company


INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS
                                                           INVESTMENT OBJECTIVES

The investment objective of each Fund is described in the Prospectus for that Fund. There can, of course, be no assurance that a Fund will achieve its investment objective.
                                                             INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

The Stock Index Funds, while not prohibited from investing in the various types of securities described below or utilizing the investment techniques described below, will invest primarily in the stocks that make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), money market and other short-term instruments and S&P 500 Index futures.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Funds may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Fund's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The applicable Subadviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Funds will not invest more than 15% (10% in the case of Money Market and Stock Index Funds) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Fund's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Fund will not invest more than 15% (10% in the case of each Money Market Fund) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (10% for each Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if trading in these investments does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

A Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less. The Fund will invest no more than 15% (10% in the case of each Money Market Fund) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

The Funds may, together with other registered investment companies managed by the Funds' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL FUNDS

The Funds may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

MONEY MARKET FUNDS

Each Money Market Fund may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's Subadviser to be of comparable quality to the other obligations in which the Money Market Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FUNDS OTHER THAN THE MONEY MARKET FUNDS

Not more than 5% of a Fund's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Fund.

Because some Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are affected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Funds (other than the International Equity Fund) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Funds may do so when their

Subadvisers determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus for the Fund may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% (10% in the case of each Money Market
Fund) of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Funds would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Fund establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCIES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into futures contracts, the Fund will establish a segregated account to cover the Fund's obligations with respect to such futures contracts. The assets in the account will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Funds, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Fund, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Boards of Trustees of Diversified Investors Portfolios and the Trusts have adopted the requirement that futures contracts and options on futures contracts be used either (a) as a hedge without regard to any quantitative limitation, or
(b) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of a Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the total assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by a Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Funds intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the

Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of Diversified and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

In addition to options on securities, the Funds may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Funds generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Funds' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

The Funds will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Fund's total assets would be involved in short sales against the box. The Funds do not currently intend to engage in such sales.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's

Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Fund enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Fund receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Fund could experience a loss. No Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund are subject to termination at the Fund's or the borrower's option. A Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Fund may invest in instruments other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                                                         INVESTMENT RESTRICTIONS

The "fundamental policies" of each Fund and each Portfolio may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and each Prospectus means, with respect to a Fund (or a Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than

50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio).

Whenever a Money Market, Bond, Balanced or Stock Fund is requested to vote on a fundamental policy of a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Whenever a Strategic Allocation Fund is requested to vote on a fundamental policy of an underlying Fund, the Strategic Allocation Fund will vote its shares in proportion to the vote of all shares of the underlying Fund. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's or Portfolio's total assets or the value of a Fund's or Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

DIVERSIFIED INVESTORS MONEY MARKET, BOND, BALANCED AND STOCK FUNDS AND PORTFOLIOS (OTHER THAN THE STOCK INDEX FUND AND THE S&P 500 INDEX MASTER PORTFOLIO)

Fundamental Policies. As a matter of fundamental policy, no Money Market, Bond, Balanced or Stock Portfolio (or Diversified Investors Money Market, Bond, Balanced or Stock Fund, except for the Stock Index Fund and the S&P 500 Index Master Portfolio) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as that Fund):

     (1) Borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     (2) Underwrite securities issued by other persons except insofar as the Portfolio Trusts or the Portfolio (the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

     (3) Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Trust (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio (Money Market Fund) reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

DIVERSIFIED INSTITUTIONAL MONEY MARKET, BOND, BALANCED AND STOCK FUNDS

Fundamental Policies. As a matter of fundamental policy, no Diversified Institutional Money Market, Bond, Balanced or Stock Fund may (except that no investment restriction of a Fund shall prevent a Fund from investing all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations and any orders obtained thereunder):

     (1) Borrow money; except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (2) Underwrite securities issued by other persons except insofar as the Strategic Allocation Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

     (3) Make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements, fixed time deposits, or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business the Strategic Allocation Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry, except that positions in futures contacts shall not be subject to this restriction, (except that the Money Market Fund reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks) and except that this restriction shall not apply with respect to the Stock Index Fund to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent that the Stock Index Fund likewise becomes concentrated.

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

DIVERSIFIED INVESTORS STOCK INDEX FUND

As a matter of fundamental policy, the Diversified Investors Stock Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with the same or a similar investment objective as the Fund):

     (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

     (2) Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

     (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loan not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
     Fund).

     (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that this restriction shall not apply to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent the Fund likewise becomes concentrated.

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


Non-Fundamental Policies. Each Fund (other than the Stock Index Funds and the Stephens Intermediate Bond Fund) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.


Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

These policies may be changed by the Board of Trustees of Diversified Investors Portfolios or the Diversified Investors Trust.

STRATEGIC ALLOCATION FUNDS

Fundamental Policies. As a matter of fundamental policy, each Strategic Allocation Fund may not:

     (1) borrow money, except each Fund (other than the Institutional Strategic Allocation Funds) may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. No Institutional Strategic Allocation Fund may borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) make loans, although the underlying Portfolios may purchase money market securities and enter into repurchase agreements;

     (3) purchase securities on margin;

     (4) mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

     (5) purchase or sell real estate;

     (6) issue senior securities (except permitted borrowings);

     (7) effect short sales of securities; or

     (8) underwrite securities issued by other persons, except to the extent the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

In addition, as a matter of fundamental policy, each Strategic Allocation Fund may engage in futures and options transactions through investments in the underlying Funds.

Non-Fundamental Policies. Because of its investment objectives and policies, each Strategic Allocation Fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Strategic Allocation Funds' investment programs set forth in the Prospectus, each Strategic Allocation Fund may invest more than 25% of its assets in certain of the Money Market, Bond and Stock Funds. However, each of the Funds in which each Strategic Allocation Fund will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Fund (through the Money Market Portfolio) reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

S&P 500 INDEX MASTER PORTFOLIO

As a matter of fundamental policy, the S&P 500 Index Master Portfolio may not:

     (1) Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to such limitation.

     (2) Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

     (3) Invest in commodities, except that the Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     (4) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     (5) Borrow money, except to the extent permitted under the 1940 Act, except that the Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Portfolio.

     (6) Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and Master Investment Portfolio's Board of Trustees.

     (7) Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     (8) Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries and except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; and
     (ii) any industry in which the S&P 500 Index becomes concentrated to approximately the same degree during the same period, the Portfolio will be concentrated as specified above, only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

     (9) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3 and 5 may be deemed to give rise to a senior security.

     (10) Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Non-fundamental Policies. The S&P 500 Index Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental:

     (1) The Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's net assets with respect to any one investment company, and (iii) 10% of such Portfolio's net assets in the aggregate. Other investment companies in which the Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio.

     (2) The Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
     (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

The non-fundamental policies (1) through (3) may be changed by the Board of Trustees of the Master Investment Portfolio at any time.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Fund if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

A Fund's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission than may otherwise have been charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Fund's Subadviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

BALANCED PORTFOLIO

     Fiscal year ended December 31, 1999: $488,301

     Fiscal year ended December 31, 2000: $826,394

     Fiscal year ended December 31, 2001


S&P 500 MASTER PORTFOLIO

     Fiscal year ended February 28, 1999: $366,484

     Fiscal year ended March 31, 2000: $460,598

     Fiscal year ended December 31, 2001


VALUE & INCOME PORTFOLIO

     Fiscal year ended December 31, 1999: $855,733

     Fiscal year ended December 31, 2000: $1,129,249

     Fiscal year ended December 31, 2001


GROWTH & INCOME PORTFOLIO

     Fiscal year ended December 31, 1999: $728,627

     Fiscal year ended December 31, 2000: $1,093,564

     Fiscal year ended December 31, 2001

EQUITY GROWTH PORTFOLIO

     Fiscal year ended December 31, 1999: $853,305

     Fiscal year ended December 31, 2000: $749,655

     Fiscal year ended December 31, 2001


SPECIAL EQUITY PORTFOLIO

     Fiscal year ended December 31, 1999: $1,495,526

     Fiscal year ended December 31, 2000: $1,349,955

     Fiscal year ended December 31, 2001


AGGRESSIVE EQUITY PORTFOLIO

     Fiscal year ended December 31, 1999: $114,263

     Fiscal year ended December 31, 2000: $235,606

     Fiscal year ended December 31, 2001


INTERNATIONAL EQUITY PORTFOLIO

     Fiscal year ended December 31, 1999: $414,060

     Fiscal year ended December 31, 2000: $494,520

     Fiscal year ended December 31, 2001

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. These performance figures are calculated in the following manner for each Fund:

YIELD

MONEY MARKET FUNDS:

For the Money Market Funds, yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Money Market Fund account having a balance of one share of a class at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares of a class purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by a Money Market Fund, portfolio maturity and operating expenses. An investor's principal in a Money Market Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the price per share of each Money Market Fund and each class of the Diversified Investors Money Market Fund is determined.

From time to time, the Money Market Funds in their advertising and sales literature may refer to the growth of assets managed or administered by Diversified or the Fund's Subadviser over certain time periods.

Comparative performance information may be used from time to time in advertising or marketing the shares of the Money Market Funds and each class of the Diversified Investors Money Market Fund, including data from Lipper Analytical Services, Inc., Morningstar, Inc., CDA and other publications.


The annualized current seven-day yield of the Diversified Class shares of the Diversified Investors Money Market Fund for the year ended December 31, 2001 was 0.0%. For the same period, the annualized effective seven-day yield, based upon dividends declared daily and reinvested monthly, of the Diversified Class shares of the Money Market Fund was 0.0%.


ALL OTHER FUNDS:

The yield quotation of each class will be based on the annualized net investment income per share of the Class over a 30-day period. The current yield for each class is calculated by dividing the net investment income per share of the class earned during the period by the net asset value per share of the class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned during the period attributable to a class, minus accrued expenses for the period attributable to a class, by (ii) the average number of shares of the class entitled to receive dividends during the period.

TOTAL RETURNS

The total return of each Fund or each class of each Fund will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 in a class (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Funds may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

Total returns calculated for any of the following Diversified Investors Money Market, Bond, Balanced and Stock Funds for any period which includes a period prior to the "reorganization date" will reflect the performance of the corresponding Pooled Separate Account. The "reorganization date" is the date on which the corresponding Pooled Separate Account of The MONY Group, Inc. ("MONY") (formerly The Mutual Life Insurance Company of New York) set forth below contributed all of its assets to the corresponding Portfolio of Diversified Investors Portfolios in which the corresponding Fund invests its assets:

------------------------------------------------------------------------------------------
                                                                  MONY POOLED SEPARATE
                            FUND                                        ACCOUNT
------------------------------------------------------------------------------------------
 Money Market                                                     Pooled Account No. 4
------------------------------------------------------------------------------------------
 High Quality Bond                                                Pooled Account No. 15
------------------------------------------------------------------------------------------
 Intermediate Government Bond                                     Pooled Account No. 10d
------------------------------------------------------------------------------------------
 Core Bond                                                        Pooled Account No. 5
------------------------------------------------------------------------------------------
 Balanced                                                         Pooled Account No. 14
------------------------------------------------------------------------------------------
 Value & Income                                                   Pooled Account No. 6
------------------------------------------------------------------------------------------
 Growth & Income                                                  Pooled Account No. 10a
------------------------------------------------------------------------------------------
 Equity Growth                                                    Pooled Account No. 1
------------------------------------------------------------------------------------------
 Special Equity                                                   Pooled Account No. 10b
------------------------------------------------------------------------------------------
 International Equity                                             Pooled Account No. 12
------------------------------------------------------------------------------------------

Total returns calculated for any of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds for any period which includes the period from the inception of that Fund's corresponding Portfolio until the commencement of operations of the Fund will reflect the performance of the corresponding Portfolio. Total returns calculated for any of these Funds for any period prior to the "reorganization date" will reflect the performance of the corresponding Pooled Separate Account.

Portfolio and Pooled Separate Account performance will only be included, however, from the date that the Portfolio or Pooled Separate Account adopted investment objectives, policies and practices that are, and was managed in a manner that is, in all material respects the same as the applicable Fund. In the case of the Diversified Investors Money Market, Bond, Balanced and Stock Funds, this Pooled Separate Account performance has been adjusted in a one-time recalculation to reflect fees, charges and expenses in effect at the time the Portfolios commenced operations. In the case of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds, the Portfolio performance has been adjusted in a one-time recalculation to reflect fees, charges and expenses in effect at the time those Funds commenced operations, to the extent such fees and expenses exceeded the actual expenses of the Portfolio. The Pooled Separate Account performance has been adjusted in a one-time recalculation to reflect fees, charges and expenses in effect at the time the Funds commenced operations. The Pooled Separate Accounts were not registered under 1940 Act and, therefore, were not subject to certain investment restrictions imposed by that Act or the Code. If the Pooled Separate Accounts had been so registered under that Act, investment performance might have been adversely affected.


Historical performance information for periods prior to the establishment of the Stephens Institutional Class shares for a Fund (other than the Stephens Intermediate Bond Fund) will be that of the respective

Diversified Class shares for that Fund and will be presented in accordance with applicable SEC staff interpretations.

Any yield or total return quotation provided for a Fund or class of shares of a Fund should not be considered as representative of the performance of that class of shares in the future since the net asset value of shares or shares of the class will vary based not only on the type, quality and maturities of the securities held in the Fund or Portfolio(s), but also on changes in the current value of such securities and on changes in the expenses of the class of shares and of the Fund and corresponding Portfolio. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of a class to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

COMPARISON OF FUND PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning a Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

     Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

     Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Investor's Daily, a daily newspaper that features financial, economic and business news.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

     Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

The performance of the Strategic Allocation Funds may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Aggregate Bond Index, the Russell 1000 Value Index, the Russell 2000 Small Cap Index, the Salomon 90-Day Treasury Index, and the EAFE GDP Equity Index. When a Strategic Allocation Fund's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

Each Fund determines the net asset value of each class of its shares each day on which the New York Stock Exchange is open for trading. As a result, a Fund will normally determine the net asset value of its classes every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. This daily determination of net asset value is made as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Fund attributable to a class less all of the liabilities attributable to that class, by the total number of shares of that class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.


Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Boards of Trustees of the Portfolio Trusts and the Trusts.


Equity securities are valued at the last sale price as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the Exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the applicable Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued using fair value procedures in good faith by or at the direction of the Boards of Trustees of the applicable Trust or Portfolio Trust. The fair value procedures may also be used to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own value procedures.


Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, Diversified, under the supervision of the Board of Trustees of the applicable Trust or Portfolio Trust, in good faith, will establish a conversion rate for such currency.

A determination of fair value used in calculating net asset value must be made in good faith utilizing procedures approved by the Boards of Trustees of the Trusts and the Portfolio Trusts. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Each investor in each Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

MANAGEMENT

Each of the Diversified Investors Money Market, Bond, Balanced and Stock Funds and the Institutional Strategic Allocation Funds is supervised by the Board of Trustees of The Diversified Investors Funds Group. Each of the Institutional Money Market, Bond, Balanced and Stock Funds and the Strategic Allocation Fund is supervised by the Board of Trustees of The Diversified Investors Strategic Allocation Funds. Each Portfolio other than the S&P 500 Index Master Portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.


The respective Trustees and officers of each Trust and the Portfolio Trusts and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of a Trust or a Portfolio Trust, as the case may be. The address of each Trustee and officer of the Trusts and Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577 and the address of each Trustee and officer of the Master Investment Portfolio, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201.

                                                          TRUSTEES OF EACH TRUST


    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                    DIVERSIFIED
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD               TRUSTEE
    -------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES            Trustee since ____   Director, Chairman of the Board, President
     Tom A. Schlossberg*                                 and Chief Executive Officer, Diversified
     Age: 51                                             Investment Advisors (since December 1993.
     Mark Mullin*                   Trustee since ____   Vice President, Diversified Investment
     Age: 38                                             Advisors (since April 1995).
     DISINTERESTED TRUSTEES         Trustee since ____   Retired. Executive Vice President, The
     Robert Lester Lindsay                               MONY Group, Inc. (an insurance company)
     Age: 67                                             (prior to July 1989).
     Joyce Galpern Norden           Trustee since ____   Vice President, Institutional Advancement,
     Age: 62                                             Reconstructionist Rabbinical College
                                                         (since September 1996).
    -------------------------------------------------------------------------------------------------------------------



Messrs. Schlossberg and Mullin are interested Trustees by virtue of their affiliation with Diversified.



The Board of Trustees met [ ] times during the Funds' last fiscal year. The Board has a standing audit committee currently composed of the disinterested Trustees. The Audit Committee met [ ] times during the Funds' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent public accountants for the Funds, approves all significant services proposed to be performed by those accountants and considers the possible effects of the services on the independence of those accountants. The audit committee consists only of Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940. The Board does not have a standing nominating or compensation committee.



Subject to shareholder approval, the Board of Trustees has voted to combine the Boards of the Trusts and the Diversified Investors Portfolios.

TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS


In addition to the Trustees below, Messrs. Schlossberg and Mullin serve as Trustees of Diversified Investors Portfolios. Messrs. Schlossberg and Mullin are interested Trustees by virtue of their affiliation with Diversified.



    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                    DIVERSIFIED
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD               TRUSTEE
    -------------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES         Trustee since ____   Consultant (since 1995); Independent
     Neal M. Jewell                                      Trustee, EAI Select (a registered
     Age: 67                                             investment company) (since 1995).
     Eugene M. Mannella             Trustee since ____   Executive Vice President, Investment
     Age:                                                Management Services, Inc. (since August
                                                         1998); President, Brooks Asset Management
                                                         LLC (a money manager) (since     );
                                                         President, Arapahs Partners LLC (a
                                                                  ) (since     ).
     Patricia L. Sawyer             Trustee since ____   President and Executive Search Consultant,
     Age: 51                                             Smith & Sawyer LLC (since 1990).
    -------------------------------------------------------------------------------------------------------------------

OFFICERS OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS

Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board. Each other officer also holds the same position indicated with each Trust and Diversified Investors Portfolios.


    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                    DIVERSIFIED
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD               TRUSTEE
    -------------------------------------------------------------------------------------------------------------------
     Robert F. Colby                  Secretary since    Vice President and General Counsel,
     Age: 46                               ____          Diversified (since November 1993); Vice
                                                         President of DISC (since November 1993);
                                                         Vice President and Assistant Secretary,
                                                         AUSA Life Insurance Company, Inc. (since
                                                         March, 1995); Director, Vice President and
                                                         Chief Corporate Counsel, The MONY Group,
                                                         Inc. (April 1993 to December 1993).
     Joseph P. Carusone               Treasurer since    Vice President (since October 1999),
     Age: 36                               ____          Director (since December 1999),
                                                         Diversified; Vice President, Bank of New
                                                         York (1995 to 1999); Treasurer, American
                                                         Investors Advisors (1992 to 1995).
     John F. Hughes                 Assistant Secretary  Vice President and Senior Counsel,
     Age: 60                            since ____       Diversified (since November 1993); Vice
                                                         President AUSA Life Insurance Company
                                                         (since November 1993); Assistant Secretary
                                                         DISC (since 1993).
    -------------------------------------------------------------------------------------------------------------------


The Declaration of Trust of each Trust provides that each Trust will indemnify its Trustees and officers as described below under "Description of the Trusts; Fund Shares."

                                         TRUSTEES OF MASTER INVESTMENT PORTFOLIO


    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                     BARCLAYS
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
         NAME, AGE AND ADDRESS          TIME SERVED            AND OTHER DIRECTORSHIPS HELD               TRUSTEE
    -------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
     R. Greg Feltus*
     Age: 50
                                                         Executive Vice President, Stephens Inc.
                                                         (since ____); President, Stephens
                                                         Insurance Services, Inc. (since ____);
                                                         Senior Vice President, Stephens Sports
                                                         Management, Inc. (since ____); President,
                                                         Investors Brokerage Insurance.
     DISINTERESTED TRUSTEES
     Jack S. Euphrat
     Age: 79
     415 Walsh Road,
     Atherton, California 94027
                                                         Private Investor (since ____).
     W. Rodney Hughes
     Age: 75
     31 Dellwood Court,
     San Rafael, California 94901
                                                         Private Investor (since ____).
     Leo Soong
     Age: 55
                                                         Managing Director, Crystal Geyser Roxanne
                                                         Geyser Water Co. (since ____); Co-Founder
                                                         and President, Crystal Geyser Water Co.
                                                         (since ____).
    -------------------------------------------------------------------------------------------------------------------


OFFICERS OF THE MASTER INVESTMENT PORTFOLIO

Mr. Feltus is President of the Master Investment Portfolio.


    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                     BARCLAYS
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD               OFFICER
    -------------------------------------------------------------------------------------------------------------------
     Richard H. Blank, Jr.            Chief Operating    Vice President, Stephens, Inc. (since
     Age: 45                        Officer, Secretary   ____); Director, Stephens Sports
                                    and Treasurer since  Management Inc. (since ____); Director,
                                           ____          Capo Inc. (since ____).
    -------------------------------------------------------------------------------------------------------------------

                                                                    COMPENSATION


For the fiscal year ended December 31, 2001, the Trusts provided the following compensation to the Trustees. Messrs. Schlossberg and Mullin are not compensated for their services as Trustees because of their affiliation with Diversified.



    -------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL
                                                                      AGGREGATE       COMPENSATION
                                                    AGGREGATE       COMPENSATION     FROM THE TRUSTS      NUMBER OF
                                                  COMPENSATION        FROM THE             AND            FUNDS IN
                                                    FROM THE          STRATEGIC       FUND COMPLEX      FUND COMPLEX
                                                   DIVERSIFIED       ALLOCATION           PAID            SERVED BY
    NAME OF PERSON, POSITION                     INVESTORS TRUST        TRUST          TO TRUSTEES        TRUSTEES
    -------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg
     Trustee                                           None              None               None
    -------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay
     Trustee                                         $7,750            $6,500            $14,250
    -------------------------------------------------------------------------------------------------------------------
     Nikhil Malvania
     Trustee                                         $6,500            $6,500            $13,000
    -------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                                           None              None               None
    -------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                                         $7,750            $6,500            $14,250
    -------------------------------------------------------------------------------------------------------------------



For the fiscal year ended December 31, 2001, Diversified Investors Portfolios provided the following compensation to its Trustees. Messrs. Schlossberg and Mullin are not compensated for their services as Trustees because of their affiliation with Diversified.



    -------------------------------------------------------------------------------------------------------------------
                                                    AGGREGATE                             TOTAL
                                                  COMPENSATION        ESTIMATED       COMPENSATION        NUMBER OF
                                                      FROM             ANNUAL        FROM THE TRUST       FUNDS IN
                                                   DIVERSIFIED        BENEFITS          AND FUND        FUND COMPLEX
                                                    INVESTORS           UPON          COMPLEX PAID        SERVED BY
             NAME OF PERSON, POSITION              PORTFOLIOS        RETIREMENT        TO TRUSTEES        TRUSTEES
    -------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg
     Trustee                                           None              None               None
    -------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Trustee                                         $7,750              None            $14,250
    -------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Trustee                                         $7,750              None            $14,250
    -------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                                           None              None               None
    -------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Trustee                                         $7,750              None            $14,250
    -------------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, the Master Investment Portfolio provided the following compensation to its Trustees:



    ----------------------------------------------------------------------------------------------
                                                                                       TOTAL
                                                                   AGGREGATE       COMPENSATION
                                                                 COMPENSATION     FROM THE TRUSTS
                                                                   FROM THE             AND            NUMBER OF
                                                                    MASTER         FUND COMPLEX        FUNDS IN
                                                                  INVESTMENT          PAID TO        FUND COMPLEX
                     NAME OF PERSON, POSITION                      PORTFOLIO        TRUSTEES(1)        SERVED BY
    ----------------------------------------------------------------------------------------------     TRUSTEES
     Jack S. Euphrat
     Trustee                                                        $12,500           $25,000
    ----------------------------------------------------------------------------------------------
     R. Greg Feltus
     Trustee                                                           None              None
    ----------------------------------------------------------------------------------------------
     W. Rodney Hughes
     Trustee                                                        $12,500           $25,000
    ----------------------------------------------------------------------------------------------
     Leo Soong                                                      $10,678           $21,357
    ----------------------------------------------------------------------------------------------


   (1) MIP and Barclays Global Investors Funds, Inc. ("BGIF"), are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act. The Trustees are compensated by MIP and BGIF for their services as Directors/Trustees to MIP and BGIF. Currently, the Trustees do not receive any retirement benefits or deferred compensation from MIP or BGIF.

                                                                  CODE OF ETHICS

The Trustees of the Trusts, Diversified and Diversified Investors Securities Corp., the investment adviser and the broker-dealer, respectively, have adopted a combined Code of Ethics (the "Code"). The Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.

                                                 PRINCIPAL HOLDERS OF SECURITIES


The following tables show, as of March 31, 2002, the amount of equity securities owned by the Trustees and officers of the Trusts in each Fund and in other investment companies associated with Diversified and its affiliates supervised by the Trustees:



    -------------------------------------------------------------------------------------------------------------------------
                                                                          DOLLAR RANGE
                                      DOLLAR RANGE      DOLLAR RANGE        OF EQUITY       DOLLAR RANGE      DOLLAR RANGE
                                        OF EQUITY         OF EQUITY        SECURITIES         OF EQUITY         OF EQUITY
                                       SECURITIES        SECURITIES          IN THE          SECURITIES        SECURITIES
                                         IN THE            IN THE         INTERMEDIATE         IN THE            IN THE
                                          MONEY         HIGH QUALITY       GOVERNMENT           CORE           HIGH-YIELD
    NAME OF TRUSTEE                   MARKET FUNDS       BOND FUNDS        BOND FUNDS        BOND FUNDS        BOND FUNDS
    -------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
     Tom A. Schlossberg                  $                 $                 $                 $                 $
     Mark Mullin                         $                 $                 $                 $                 $
     DISINTERESTED TRUSTEES
     Robert Lester Lindsay               $                 $                 $                 $                 $
     Joyce Galpern Norden                $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE
                                        OF EQUITY         OF EQUITY         OF EQUITY         OF EQUITY         OF EQUITY
                                       SECURITIES        SECURITIES        SECURITIES        SECURITIES        SECURITIES
                                         IN THE            IN THE            IN THE            IN THE            IN THE
                                        BALANCED            STOCK            VALUE &          GROWTH &           EQUITY
    NAME OF TRUSTEE                       FUNDS          INDEX FUNDS      INCOME FUNDS      INCOME FUNDS      GROWTH FUNDS
    -------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
     Tom A. Schlossberg                  $                 $                 $                 $                 $
     Mark Mullin                         $                 $                 $                 $                 $
     DISINTERESTED TRUSTEES
     Robert Lester Lindsay               $                 $                 $                 $                 $
     Joyce Galpern Norden                $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------



    -------------------------------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE
                                        OF EQUITY         OF EQUITY         OF EQUITY         OF EQUITY         OF EQUITY
                                       SECURITIES        SECURITIES        SECURITIES        SECURITIES        SECURITIES
                                         IN THE            IN THE            IN THE            IN THE            IN THE
                                         SPECIAL         AGGRESSIVE       INTERNATIONAL        MID-CAP           MID-CAP
    NAME OF TRUSTEE                   EQUITY FUNDS      EQUITY FUNDS      EQUITY FUNDS      GROWTH FUNDS       VALUE FUNDS
    -------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
     Tom A. Schlossberg                  $                 $                 $                 $                 $
     Mark Mullin                         $                 $                 $                 $                 $
     DISINTERESTED TRUSTEES
     Robert Lester Lindsay               $                 $                 $                 $                 $
     Joyce Galpern Norden                $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------



    -------------------------------------------------------------------------------------------------------------------------
                                                                          DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE
                                                        DOLLAR RANGE        OF EQUITY         OF EQUITY         OF EQUITY
                                      DOLLAR RANGE        OF EQUITY        SECURITIES        SECURITIES        SECURITIES
                                        OF EQUITY        SECURITIES       IN THE SHORT/        IN THE            IN THE
                                       SECURITIES          IN THE         INTERMEDIATE      INTERMEDIATE      INTERMEDIATE/
                                         IN THE         SHORT HORIZON        HORIZON           HORIZON        LONG HORIZON
                                        STEPHENS          STRATEGIC         STRATEGIC         STRATEGIC         STRATEGIC
                                      INTERMEDIATE       ALLOCATION        ALLOCATION        ALLOCATION        ALLOCATION
    NAME OF TRUSTEE                    BOND FUNDS           FUNDS             FUNDS             FUNDS             FUNDS
    -------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
     Tom A. Schlossberg                  $                 $                 $                 $                 $
     Mark Mullin                         $                 $                 $                 $                 $
     DISINTERESTED TRUSTEES
     Robert Lester Lindsay               $                 $                 $                 $                 $
     Joyce Galpern Norden                $                 $                 $                 $                 $
    -------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------
                                                          AGGREGATE
                                      DOLLAR RANGE      DOLLAR RANGE
                                        OF EQUITY         OF EQUITY
                                       SECURITIES        SECURITIES
                                         IN THE         IN ALL FUNDS
                                      LONG HORIZON     ASSOCIATED WITH
                                        STRATEGIC        DIVERSIFIED
                                       ALLOCATION        OVERSEEN BY
    NAME OF TRUSTEE                       FUNDS          THE TRUSTEE
    ---------------------------------------------------------
     INTERESTED TRUSTEES
     Tom A. Schlossberg                  $                 $
     Mark Mullin                         $                 $
     DISINTERESTED TRUSTEES
     Robert Lester Lindsay               $                 $
     Joyce Galpern Norden                $                 $
    -------------------------------------------------------------------



At February 15, 2002, no shares of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds were outstanding.


At February 15, 2001, AUSA Life Insurance Company, Inc. ("AUSA"), Four Manhattanville Road, Purchase, New York 10577, and The MONY Group, Inc. ("MONY"), 1740 Broadway, New York, New York 10019, owned the following percentage interests of the outstanding beneficial interests of the Portfolios indicated (all such interests being held in separate accounts of AUSA and MONY, respectively):


----------------------------------------------------------------------------------------------------
                                                                    AUSA                MONY
----------------------------------------------------------------------------------------------------
 Money Market                                                            %                   %
----------------------------------------------------------------------------------------------------
 High Quality Bond
----------------------------------------------------------------------------------------------------
 Intermediate Government Bond
----------------------------------------------------------------------------------------------------
 Core Bond
----------------------------------------------------------------------------------------------------
 High-Yield Bond
----------------------------------------------------------------------------------------------------
 Balanced
----------------------------------------------------------------------------------------------------
 Stock Index
----------------------------------------------------------------------------------------------------
 Value & Income
----------------------------------------------------------------------------------------------------
 Growth & Income
----------------------------------------------------------------------------------------------------
 Mid-Cap Value
----------------------------------------------------------------------------------------------------
 Mid-Cap Growth
----------------------------------------------------------------------------------------------------
 Equity Growth
----------------------------------------------------------------------------------------------------
 Special Equity
----------------------------------------------------------------------------------------------------
 Aggressive Equity
----------------------------------------------------------------------------------------------------
 International Equity
----------------------------------------------------------------------------------------------------



At March 31, 2002, all of the outstanding Stephens Institutional Class shares were owned in nominee name by Stephens Inc., Special Custody Account for the Exclusive Benefit of Customers, 111 Center Street, Little Rock, Arkansas 72203.



At March 31, 2002, the S&P 500 Stock Fund of Barclays Global Investors Funds,
Inc., 111 Center Street, Little Rock, Arkansas 72201, owned approximately      %
of the outstanding voting securities of the S&P 500 Index Master Portfolio and could be considered a controlling person of the Portfolio for purposes of the 1940 Act.



Small-Cap Value and Small-Cap Growth Funds are newly organized and no shares are outstanding as of the date of this Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISERS


Diversified manages the assets of (a) each of the Stephens Intermediate Bond, Stock Index and Strategic Allocation Funds and (b) each Portfolio (except the S&P 500 Index Master Portfolio), in each case pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with the Diversified Investors Trust, Strategic Allocation Trust or Diversified Investors Portfolios, as the case may be, with respect to each such Fund or Portfolio, and subject to the investment policies described herein and in the Prospectus for the Funds and Portfolios, as applicable. Subject to such further policies as the Boards of Trustees of the Trusts and Diversified Investors Portfolios may determine, Diversified provides general investment advice to each such Fund and each Portfolio.


Barclays Global Fund Advisors manages the assets of the S&P 500 Index Master Portfolio pursuant to an Investment Advisory Agreement with Master Investment Portfolio (the "Barclays Advisory Agreement"). Subject to such further policies as the Boards of Trustees of the Trusts may determine, Diversified provides general supervision of the Stock Index Funds' investment in the S&P 500 Index Master Portfolio.


Barclays provides investment guidance and policy direction in connection with the management of the S&P 500 Index Master Portfolio's assets. As of December 31, 2001, Barclays and its affiliates provided advisory services for approximately $____ billion in assets.


Barclays, Barclays Bank PLC, the indirect parent of Barclays, and their affiliates deal, trade and invest for their own account in the types of securities in which the S&P 500 Index Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the S&P 500 Index Master Portfolio.


For the Stephens Intermediate Bond Fund and each Portfolio (except the S&P 500 Index Master Portfolio), Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with a Subadviser.


The Diversified Advisory Agreement and each Subadvisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund or Portfolio when authorized either by majority vote of the investors in the Fund or Portfolio (with the vote of each being in proportion to its interest) or by a vote of a majority of the Board of Trustees of the Trust or Diversified Investors Portfolios, as the case may be, or by Diversified on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser or not less than 90 days' written notice, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor the Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund or Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Diversified Advisory Agreement and the Subadvisory Agreement, as the case may be. The Barclays Advisory Agreement is terminable without penalty on 60 days written notice by either party.

Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of Aegon n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.

Diversified provides services with respect to $26 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than 500,000 participants and has 750 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.

As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.


Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios. With respect to the Stephens Intermediate Bond Fund only, Diversified appointed Stephens Capital Management ("Stephens") as the Subadviser in the context of a broad strategic alliance with Stephens through which the Diversified Investors Trust makes available its Stephens Institutional Class shares exclusively to customers of Stephens. Pursuant to the requirements of the 1940 Act, the selection of Stephens as the Subadviser to the Intermediate Bond Fund was approved by the Board of Trustees of the Diversified Investors Trust, including a majority of the Trustees who are not "interested persons" of the Diversified Investors Trust, and the initial shareholder of each of the Stephens Intermediate Bond Fund.


Each Subadviser's performance on behalf of a Fund or Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration.


In approving the Diversified Advisory Agreement and each sub-advisory agreement, the Trustees considered, among other things, the nature and quality of the services provided by Diversified or the subadvisor. The Trustees reviewed information regarding the investment performance of each Fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The Trustees also considered the fees payable by the Funds. The Trustees reviewed data showing how the Funds' fees and total expense ratios compared with those of comparable funds.



The Trustees also considered the benefits to Diversified and the subadvisers from soft dollar arrangements with brokers and other fallout benefits to the Diversified and the sub-adviser. The Trustees reviewed information concerning the level of profits received by Diversified from its arrangements with each Fund.



Based upon their review, the Trustees determined that the terms of the Diversified Advisory Agreement and each sub-advisory agreement were fairly standard in the mutual fund industry, and concluded that, with respect to each Fund, the agreements were reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees also concluded that the fees provided in the Diversified Advisory

Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.



Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. To date, investors in the High Quality Bond, Core Bond, High-Yield Bond, Balanced, Stock Index, Value & Income, Equity Growth, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Small-Cap Growth and Special Equity Portfolios have approved the exemptive order. Each of the remaining Funds has asked its shareholders to consider approving the exemptive order.


Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance data and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

SUBADVISERS

The Subadvisers make the day-to-day investment decisions for the Portfolios (other than the S&P 500 Index Master Portfolio, which is advised by Barclays Global Fund Advisors) and for the Stephens Intermediate Bond and Stephens Select Equity Funds, subject in all cases to the general supervision of Diversified. The Subadvisers are listed below.

MONEY MARKET PORTFOLIO
INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to the business of an investment adviser formed in 1984, and is owned by certain of its employees.

CORE BOND PORTFOLIO


BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.

STEPHENS INTERMEDIATE BOND FUND


Stephens Capital Management. Stephens Capital Management is a division of Stephens Inc., which is an indirect, wholly-owned subsidiary of Stephens Group, Inc.

HIGH-YIELD BOND PORTFOLIO

Eaton Vance Management. Eaton Vance Management was organized as a Massachusetts business trust in 1990 and is wholly owned by Eaton Vance Corp.

BALANCED PORTFOLIO


Aeltus Investment Management, Inc.


BlackRock Advisors, Inc.


Aeltus Investment Management, Inc. Aeltus was formed in November of 1972 and is an indirect wholly-owned subsidiary of ING Groep N.V.


BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.




VALUE & INCOME PORTFOLIO

Alliance Capital Management, L.P.
Asset Management Group

Alliance Capital Management, L.P. Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance as limited partners.

Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc.

GROWTH & INCOME PORTFOLIO


Aeltus Investment Management, Inc.


Credit Suisse Asset Management, LLC



Aeltus Investment Management Inc. Aeltus was formed in November of 1972 and is an indirect wholly-owned subsidiary of ING Groep N.V.



Credit Suisse Asset Management, LLC. Credit Suisse is the investment management division of Credit Suisse Group. Credit Suisse's predecessor firm was created in 1935 and has been a registered investment advisor since 1968.


EQUITY GROWTH PORTFOLIO
Ark Asset Management Co., Inc.
Dresdner RCM Global Investors LLC
Marsico Capital Management LLC

Ark Asset Management Co., Inc. was formed in July 1989 and is owned by Ark Asset Holdings, Inc.; Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal address of Ark is 123 Broad Street -- 13th Floor, New York, New York 10004.

Dresdner RCM Global Investors LLC was established in 1996, when Dresdner Bank AG acquired RCM Capital Management, LLC.

Marsico Capital Management LLC was formed in September 1997 and is wholly owned by the Bank of America.

MID-CAP VALUE FUND



Cramer, Rosenthal, McGlynn, LLC. Cramer was founded in 1973 as an independent investment counselor. Cramer has been a registered investment adviser since April of 1973.



SMALL-CAP VALUE FUND



Sterling Capital Management L.P. Sterling was founded in 1971 and has been a
registered investment adviser since      . Sterling is wholly owned by its 5
partners.



MID-CAP GROWTH FUND



Dresdner RCM Global Investors LLC. Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Management. Dresdner RCM (or its predecessor) has been a registered investment adviser since 1972.



SMALL-CAP GROWTH FUND



Delaware Investment Advisors Delaware was founded in 1929 and has been a
registered investment adviser since      . Delaware is wholly owned by Lincoln
Financial Group.


SPECIAL EQUITY PORTFOLIO


Goldman Sachs Asset Management

Husic Capital Management

INVESCO, Inc.

RS Investment Management, L.P.

Wellington Asset Management


Westport Asset Management, Inc.



Goldman Sachs Asset Management. Goldman Sachs is a unit of the Investments Management Division of Goldman Sachs & Co. The Investment Management Division was established in 1999.


Husic Capital Management was formed in 1986 and is owned by Frank J. Husic & Co., a California corporation.


INVESCO, Inc. was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC.


RS Investment Management, L.P. was established in 1984 and is owned by certain of its employees.


Wellington Asset Management. Wellington was founded in      and has been a
registered investment adviser since      . Wellington is wholly owned by
          .



Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees.


AGGRESSIVE EQUITY PORTFOLIO

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. In 1998 and 1999 McKinley awarded equity interest to key employees.

INTERNATIONAL EQUITY PORTFOLIO

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc.

ADVISORY FEES

The Advisers' fees with respect to each Fund are described in the Prospectuses. Each of the Subadvisers is entitled to receive a fee from Diversified at an annual percentage of each Fund's average daily net assets.

For the fiscal year ended December 31, 1999, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:


-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $   925,652         --
-----------------------------------------------------------------------------------------
 High Quality Bond                                                794,958         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                     605,483         --
-----------------------------------------------------------------------------------------
 Core Bond                                                      1,995,476         --
-----------------------------------------------------------------------------------------
 High-Yield Bond                                                  617,744         --
-----------------------------------------------------------------------------------------
 Balanced                                                       2,284,131         --
-----------------------------------------------------------------------------------------
 Stock Index                                                       44,464     44,464
-----------------------------------------------------------------------------------------
 Value & Income (formerly Equity Income)                       16,502,830         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                5,981,552         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                  5,900,858         --
-----------------------------------------------------------------------------------------
 Special Equity                                                 7,623,496         --
-----------------------------------------------------------------------------------------
 Stephens Intermediate Government Bond                             24,745     24,745
-----------------------------------------------------------------------------------------
 Stephens Select Equity                                                --         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              1,394,114         --
-----------------------------------------------------------------------------------------
 International Equity                                           3,213,534         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                30,431         --
-----------------------------------------------------------------------------------------
 Short/Intermediate Horizon Strategic Allocation                   13,858         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                        148,680         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                   202,726         --
-----------------------------------------------------------------------------------------
 Long Horizon Strategic Allocation                                 44,913         --
-----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2000, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:

----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED      WAIVED
----------------------------------------------------------------------------------------
 Money Market                                                 $1,184,591         --
----------------------------------------------------------------------------------------
 High Quality Bond                                               776,460         --
----------------------------------------------------------------------------------------
 Intermediate Government Bond                                    648,152         --
----------------------------------------------------------------------------------------
 Core Bond                                                     1,929,151         --
----------------------------------------------------------------------------------------
 High-Yield Bond                                                 706,574     69,021
----------------------------------------------------------------------------------------
 Balanced                                                      2,377,909         --
----------------------------------------------------------------------------------------
 Stock Index                                                     274,965     71,142
----------------------------------------------------------------------------------------
 Value & Income (formerly Equity Income)                       5,834,782         --
----------------------------------------------------------------------------------------
 Growth & Income                                               7,631,222         --
----------------------------------------------------------------------------------------
 Equity Growth                                                 8,098,642         --
----------------------------------------------------------------------------------------
 Special Equity                                                1,147,286         --
----------------------------------------------------------------------------------------
 Stephens Select Equity                                               --         --
----------------------------------------------------------------------------------------
 Stephens Intermediate Government Bond                            32,261     32,261
----------------------------------------------------------------------------------------
 Aggressive Equity                                             4,035,156         --
----------------------------------------------------------------------------------------
 International Equity                                          4,962,199         --
----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                               48,205         --
----------------------------------------------------------------------------------------
 Short/Intermediate Horizon Strategic Allocation                  38,654         --
----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                       254,612         --
----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                  335,007         --
----------------------------------------------------------------------------------------
 Long Horizon Strategic Allocation                               126,327         --
----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:



----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED      WAIVED
----------------------------------------------------------------------------------------
 Money Market                                                 $1,184,591         --
----------------------------------------------------------------------------------------
 High Quality Bond                                               776,460         --
----------------------------------------------------------------------------------------
 Intermediate Government Bond                                    648,152         --
----------------------------------------------------------------------------------------
 Core Bond                                                     1,929,151         --
----------------------------------------------------------------------------------------
 High-Yield Bond                                                 706,574     69,021
----------------------------------------------------------------------------------------
 Balanced                                                      2,377,909         --
----------------------------------------------------------------------------------------
 Stock Index                                                     274,965     71,142
----------------------------------------------------------------------------------------
 Value & Income (formerly Equity Income)                       5,834,782         --
----------------------------------------------------------------------------------------
 Growth & Income                                               7,631,222         --
----------------------------------------------------------------------------------------
 Equity Growth                                                 8,098,642         --
----------------------------------------------------------------------------------------
 Special Equity                                                1,147,286         --
----------------------------------------------------------------------------------------
 Stephens Select Equity                                               --         --
----------------------------------------------------------------------------------------
 Stephens Intermediate Government Bond                            32,261     32,261
----------------------------------------------------------------------------------------
 Aggressive Equity                                             4,035,156         --
----------------------------------------------------------------------------------------
 International Equity                                          4,962,199         --
----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                               48,205         --
----------------------------------------------------------------------------------------
 Short/Intermediate Horizon Strategic Allocation                  38,654         --
----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                       254,612         --
----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                  335,007         --
----------------------------------------------------------------------------------------
 Long Horizon Strategic Allocation                               126,327         --
----------------------------------------------------------------------------------------

ADMINISTRATOR

The table below shows the total dollar amounts paid to Diversified during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreement with Diversified Investors Trust for each Fund listed. The Administrative Services and Transfer Agency Services Agreement with Strategic Allocation Trust was not entered into until April 5, 2000.


--------------------------------------------------------------------------------------------
                                                              YEAR        YEAR       YEAR
                                                             ENDED       ENDED       ENDED
                                                           12/31/2001   12/31/00   12/31/99
--------------------------------------------------------------------------------------------
 Money Market                                                           502,160      278,128
--------------------------------------------------------------------------------------------
 High Quality Bond                                                      146,837       87,637
--------------------------------------------------------------------------------------------
 Intermediate Government Bond                                           154,853      100,035
--------------------------------------------------------------------------------------------
 Stephens Intermediate Bond                                              96,784       74,236
--------------------------------------------------------------------------------------------
 Core Bond                                                              446,291      268,959
--------------------------------------------------------------------------------------------
 Balanced                                                               466,399      368,175
--------------------------------------------------------------------------------------------
 Value & Income                                                         877,436      485,212
--------------------------------------------------------------------------------------------
 Mid-Cap Value
--------------------------------------------------------------------------------------------
 Growth & Income                                                        1,462,523    964,584
--------------------------------------------------------------------------------------------
 Mid-Cap Growth
--------------------------------------------------------------------------------------------
 Equity Growth                                                          1,305,828    423,008
--------------------------------------------------------------------------------------------
 Special Equity                                                         890,550      500,988
--------------------------------------------------------------------------------------------
 Stephens Select Equity                                                       7            6
--------------------------------------------------------------------------------------------
 Aggressive Equity                                                      594,593      189,448
--------------------------------------------------------------------------------------------
 High-Yield Bond                                                        157,539      103,841
--------------------------------------------------------------------------------------------
 International Equity                                                   707,302      346,251
--------------------------------------------------------------------------------------------



Small-Cap Value and Small-Cap Growth Funds are newly organized and did not make any payments to Diversified under the Administrative Series and Transfer Agency Services Agreement in fiscal year 2001.



Diversified provides administrative services to the Funds under the Administrative Services and Transfer Agency Services Agreements with Diversified Investors Trust and Strategic Allocation Trust. These administrative services include regulatory reporting and the provision of office facilities, equipment and personnel. For these services Diversified receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Fund. Diversified acts as Administrator to the Strategic Allocation Funds, the Stock Index Fund and the Portfolios pursuant to the respective Advisory Agreements and receives no additional compensation for providing such administrative services.


Each such agreement provides that Diversified may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of Diversified Investors Portfolios, by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest) or, in the case of a Trust, by majority vote of such Trust's shareholders, or by either party on not more than 60 days' nor less than 30 days' written notice. Each agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

Stephens Inc. located at 111 Center Street, Little Rock, Arkansas 72201, and Barclays Global Investors, N.A., located at 45 Fremont Street, San Francisco, CA 94105, serve as the S&P 500 Index Master Portfolio's co-administrators pursuant to a Co-Administration Agreement with the Portfolio. Under the Co-Administration Agreement, Stephens and Barclays Global Investors provide general supervision of the operations of the Portfolio, other than the provision of investment advice. The administrative services provided to the Portfolio also include coordination of the other services provided to the Portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interest holder reports and general supervision of data compilation in connection with preparing periodic reports to the Portfolio's Board of Trustees and Officers. In addition, Stephens furnishes office space and certain facilities to conduct business, and compensates the Portfolio's trustees, officers and employees who are affiliated with Stephens. Barclays Global Investers has delegated certain of its administrative duties to Investors Bank & Trust Company. In addition, Stephens and BGI have agreed to bear all costs of the Master Portfolio's operations, except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses that are borne by the Master Portfolio such as advisory fees payable to BGFA. Stephens and BGI are not entitled to compensation for providing administration services to a Master Portfolio for so long as Stephens and BGI are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the Master Portfolio, or either Stephens or BGI or an affiliate receives advisory fees from the Master Portfolio. Stephens also services as the placement agent of the Portfolio's shares.

CUSTODIAN AND TRANSFER AGENT


Pursuant to the Administrative and Transfer Agency Services Agreements with the Trusts and the Advisory Agreements with the Strategic Allocation Funds, Diversified acts as transfer agent for each of the Funds (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.


Pursuant to Custodian Agreements, Investors Bank & Trust Company acts as the custodian of each Fund's and Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the cash and securities of each Fund and Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Fund and Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Fund and Portfolio. Securities held by the Funds or Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of the applicable Trust or the Portfolio Trusts, as the case may be. The Custodian does not determine the investment policies of the Funds or Portfolios or decide which securities the Funds or Portfolios will buy or sell. A Fund or Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trusts and the Portfolio Trusts.

MISCELLANEOUS

STRATEGIC ALLIANCE AGREEMENT


Diversified and Stephens have entered into a Strategic Alliance Agreement pursuant to which Diversified has agreed (subject to and consistent with its fiduciary and other responsibilities, including those under the 1940 Act and the Investment Advisers Act of 1940), among other things, to (a) recommend the establishment of the Stephens Institutional Class of the Funds, (b) recommend the establishment of the Stephens Intermediate Bond Fund, and (c) provide services necessary to establish such Classes and Funds. Under the terms of the Agreement, Diversified would retain from all revenues attributable to the Stephens Institutional Class of the Funds ("Gross Revenues") a fee equal to the following percentages of the average daily net assets attributable to the Stephens Institutional Class Shares of the Fund: 0.14% of the first $250 million in assets; 0.125% of the next $500 million in assets; 0.09% of the next $750 million in assets; 0.04% of the next $250 million in assets; 0.02% of the next $250 million in assets; and 0.01% of all assets over $2 billion. In addition, Diversified shall be entitled to pay (or be reimbursed) from Gross Revenues, fees and expenses attributable to ongoing registration and compliance regarding the shares of the Stephens Institutional Class, including costs attributable to registration, custodial, accounting and legal services. All other Gross Revenues are to be retained by Stephens.



Pursuant to the Strategic Alliance Agreement, Diversified has agreed (subject to and consistent with its fiduciary and other responsibilities, including those under the 1940 Act and the Investment Advisers Act of 1940) not to recommend that additional classes of shares of The Diversified Investors Funds Group be established if such shares would be available for sales through a competitor of Stephens in certain markets in which Stephens participates. The Agreement renews automatically each year for a one-year period unless terminated by any party upon written notice to the other party.


ADDITIONAL EXPENSES OF THE FUNDS

In addition to amounts payable as described elsewhere in this Statement of Additional Information, each Fund is responsible for its own expenses, including the compensation of Trustees that are not affiliated with Diversified, any government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also responsible for its proportionate share of the expenses of the corresponding Portfolio, if any.

TAXATION

TAXATION OF THE FUNDS AND PORTFOLIOS

FEDERAL TAXATION OF THE FUNDS. Each Fund is treated as a separate entity for federal tax purposes. Each Fund has elected to be treated, and intends to qualify each year as a regulated investment company ("RIC") for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Code, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund will incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders. However, tax-qualified retirement plans ("Plans") which hold the shares of a Fund on their participants' behalf would not, in that event, incur any income tax liability on such distributions provided such Plans remain exempt from federal income tax. Similarly, the Strategic Allocation Funds, as shareholders of the other Funds, would not necessarily incur any income tax liability on such distributions provided they continue to qualify as "registered investment companies" and distribute their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Code. The failure of the underlying Funds to maintain their status as "regulated investment companies" may adversely affect the ability of the Strategic Allocation Funds to maintain their status as such, however.

Withdrawals by a Fund from a Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of a Fund's interest in its Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of a Fund's entire interest in the Portfolio Trusts and includes a disproportionate share of any unrealized receivables held by the Portfolio Trusts, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in the Portfolio Trusts generally equals the amount of cash and the basis of any property that the Fund invests in a Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

FEDERAL TAXATION OF THE PORTFOLIOS. Under interpretations of the Internal Revenue Service (1) each Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership and (2) for purposes of determining whether a Fund satisfies requirements of Subchapter M of the Code, the Fund, if such Fund is an investor in a Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income attributable to that share. If the Portfolio Trusts are treated for tax purposes as a partnership as expected, none would be subject to federal income taxation. Instead, a Fund would take into account, in computing its federal income tax liability, its share of the Portfolio Trusts' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio Trusts. The Portfolio Trusts have advised the Funds that they intend to conduct the Portfolios' operations so as to enable investors which invest substantially all of their assets in the Portfolios, including the Funds, to satisfy those requirements.

FOREIGN WITHHOLDING TAXES. Income received by a Fund or Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; it is not expected that the Portfolios or the Funds will be able to "pass through" to the Fund shareholders subject to tax any foreign tax credits with respect to these taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries will vary.

CERTAIN STATE TAXATION. The Trusts are organized as Massachusetts business trusts and, under current law, neither any Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes. Diversified Investors Portfolios is organized as a New York trust. Diversified Investors Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain Funds in a Portfolio does not cause that Fund to be liable for any income or franchise tax in the State of New York.

TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS. Plans which invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans which are otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Fund, and any gain realized on redemption of Fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its acquisition of shares in the Fund was financed with debt.

Individual and institutional investors, and Plans which for any reason prove not to be exempt from federal income taxation, will be subject to federal income tax on distributions received from the Fund irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors, other than of net capital gains, will be taxable as ordinary income; distributions of net capital gains would be taxable to such investors as long-term capital gain without regard to the length of time they have held the shares in the Fund. Certain dividends declared in October, November or December of a calendar year and paid to an investor who is subject to tax on the distribution in January of the succeeding calendar year are taxable to such investor as if paid on December 31 of the year in which they were declared.

Distributions to taxable investors may also be subject to state and local income taxes, although in that case distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.

DIVIDENDS-RECEIVED DEDUCTION. A portion of the dividends received from a Fund investing in corporate stocks of U.S. issuers (but none of that Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

BUYING A DIVIDEND. Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a distribution, subject to tax in the case of investors otherwise subject to income taxation.

SPECIAL CONSIDERATIONS FOR NON U.S. PERSONS. Distributions and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable distributions and redemption proceeds paid to any shareholder (including a non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding applicable to Non U.S. Persons.

DISPOSITION OF SHARES. Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange of a Fund's shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distribution) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by such a shareholder on a disposition of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

EFFECTS OF CERTAIN INVESTMENTS AND INVESTMENT POLICIES

A Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation.

CERTAIN DEBT INSTRUMENTS. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

OPTIONS, ETC. A Fund's transactions in options, futures contracts and forward contracts and short sales "against the box" will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments: In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTION PLANS

The Diversified Investors Trust has adopted a separate Distribution Plan with respect to each class of shares of each of the Diversified Investors Money Market, Bond, Balanced and Stock Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Diversified Investors Trust, the class of shares of each Fund covered by that Distribution Plan, and the holders of shares of each such class. Similarly, the Strategic Allocation Trust has adopted a Distribution Plan with respect to the Institutional Money Market Bond, Balanced and Stock Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Strategic Allocation Trust, the shares of each Fund covered by that Distribution Plan and the holder of shares. The Distribution Plans provide that the Distributor may receive a fee from each of the Funds at an annual rate not to exceed 0.25% of the average daily net assets of such Fund or class of shares, as applicable, in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of such Fund, such as advertising expenses and the expenses of printing (excluding typesetting) and distributing Prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other distribution-related expenses.

Each Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of each Trust's Trustees and a majority of each Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that at least quarterly each Trust and the Distributor shall provide to the Boards of Trustees and the Boards of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Trust's disinterested Trustees shall be committed to the discretion of the Trust's disinterested Trustees then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable class of shares. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of such plan, agreement, or report, and for the first two years the Distributor will preserve such copies in an easily accessible place.

As contemplated by each Distribution Plan, Diversified Investors Securities Corp. acts as the agent of each of the Money Market, Bond, Balanced and Stock Funds in connection with the offering of shares of such Funds pursuant to a separate Distribution Agreement with respect to each class of shares (each a

"Distribution Agreement"). After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of such Funds to prospective investors. Each Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement with respect to the class(es) of shares offered pursuant to that Prospectus.


The table below shows the total dollar amounts paid to the Distributor during each of the last three fiscal years under the Distribution Plan with respect to each class of shares of the Diversified Investors Money Market, Bond, Balanced and Stock Funds.



    ---------------------------------------------------------------------------------------------------------------
                                                                       YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99
    ---------------------------------------------------------------------------------------------------------------
     MONEY MARKET
        DIVERSIFIED CLASS                                                              399,451         218,990
        STEPHENS INSTITUTIONAL CLASS                                                    18,409          12,318
    ------------------------------------------------------------
     HIGH QUALITY BOND
        DIVERSIFIED CLASS                                                              122,364          73,031
    ------------------------------------------------------------
     INTERMEDIATE GOVERNMENT BOND
        DIVERSIFIED CLASS                                                              129,044          83,363
    ------------------------------------------------------------
     INTERMEDIATE BOND
        STEPHENS INSTITUTIONAL CLASS                                                    73,883          51,062
    ------------------------------------------------------------
     CORE BOND
        DIVERSIFIED CLASS                                                              371,909         223,966
    ------------------------------------------------------------
     HIGH-YIELD BOND
        DIVERSIFIED CLASS                                                              120,519          78,459
        STEPHENS INSTITUTIONAL CLASS                                                     9,659           6,750
    ------------------------------------------------------------
     BALANCED
        DIVERSIFIED CLASS                                                              388,665         306,812
    ------------------------------------------------------------
     STOCK INDEX
    ------------------------------------------------------------
     VALUE & INCOME
        DIVERSIFIED CLASS                                                              704,103         404,343
        STEPHENS INSTITUTIONAL CLASS                                                    22,425
    ------------------------------------------------------------
     GROWTH & INCOME
        DIVERSIFIED CLASS                                                            1,218,769         803,820
    ------------------------------------------------------------
     MID-CAP VALUE FUND
        DIVERSIFIED CLASS
    ------------------------------------------------------------
     MID-CAP GROWTH FUND
        DIVERSIFIED CLASS
    ------------------------------------------------------------
     EQUITY GROWTH
        DIVERSIFIED CLASS                                                            1,024,799         574,459
        STEPHENS INSTITUTIONAL CLASS                                                    50,733          23,724
    ------------------------------------------------------------
     SPECIAL EQUITY
        DIVERSIFIED CLASS                                                              688,523         388,718
        STEPHENS INSTITUTIONAL CLASS                                                    42,727          23,513
    ------------------------------------------------------------
     SELECT EQUITY
        STEPHENS INSTITUTIONAL CLASS                                                         3               3
    ------------------------------------------------------------
     AGGRESSIVE EQUITY
        DIVERSIFIED CLASS                                                              495,494         157,873
    ------------------------------------------------------------
     INTERNATIONAL EQUITY
        DIVERSIFIED CLASS                                                              552,260         261,095
        STEPHENS INSTITUTIONAL CLASS                                                    29,726          22,446
    ---------------------------------------------------------------------------------------------------------------

Small-Cap Value and Small-Cap Growth Funds are newly organized and did not make any payments under the Distribution Plans in fiscal year 2001.


Each of the Institutional Money Market, Bond, Balanced and Stock Funds and the Institutional Strategic Allocation Funds were recently organized and did not pay distribution fees in 1999.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Funds' and the Portfolios' (except for the S&P 500 Index Master Portfolio) independent accountants providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns. KPMG LLP is the independent accountant of the S&P 500 Index Master Portfolio.

DESCRIPTION OF THE TRUST; FUND SHARES


The Diversified Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The Strategic Allocation Trust is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series. Currently, the Diversified Investors Trust has twenty-five active series and the Strategic Allocation Trust has twenty-two active series, although additional series may be established from time to time. Each Trust may also establish classes of shares within each series at any time. Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions and net asset values may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto.



Shares of each Trust entitle their holder to one vote per share; however, separate votes are taken by each class or series on matters affecting an individual class or series. For example, a change in the distribution fee applicable to a class would be voted only by shareholders of the class involved. Whenever a Fund is requested to vote on an item relating to a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Because the Trusts are Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances.


The Declaration of Trust of each Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a particular Fund. The Declaration of Trust of each Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.


The Boards of Trustees have asked the shareholders of each Fund to consider approving an amended and restated declaration of trust that would give the Trustees more flexibility and broader authority to act without shareholder approval than the existing Declaration of Trust.


FINANCIAL STATEMENTS


The financial statements of The Diversified Investors Funds Group, The Diversified Investors Funds Group II and Diversified Investors Portfolios as of December 31, 2001 have been filed with the Securities and Exchange Commission as part of the annual reports of The Diversified Institutional Funds Group and The Diversified Institutional Strategic Allocation Funds, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such reports. Copies of such reports will be provided without charge to each person receiving this Statement of Additional Information.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS


AAA -- An obligor rated AAA has extremely strong capacity to meet its financial commitments. AAA is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA -- An obligor rated AA has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in a small degree.



A -- An obligor rated A has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligor in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB -- An obligor rated BBB has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligors rated BB are regarded as having significant speculative characteristics. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB -- An obligor rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



PLUS (+) OR MINUS (-) A plus or minus may be added to ratings from AA to BB to denote relative standing within the major ratings categories.


COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


COMMERCIAL PAPER

PRIME-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-  Leading market positions in well established industries.

-  High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

INVESTMENT ADVISER OF CERTAIN FUNDS
  AND THE PORTFOLIOS, ADMINISTRATOR
  AND TRANSFER AGENT

Diversified Investment Advisors, Inc.
Four Manhattanville Road
Purchase, NY 10577

INVESTMENT ADVISER OF THE S&P 500 INDEX MASTER PORTFOLIO

Barclays Global Fund Advisors
45 Fremont Street
San Francisco, California 94105

INVESTMENT SUBADVISERS OF THE FUNDS

Stephens Intermediate Bond Fund

  Stephens Capital Management

111 Center Street
Little Rock, Arkansas 72201

INVESTMENT SUBADVISERS OF THE PORTFOLIOS

Diversified Investors Money Market Fund and
Diversified Investors Intermediate Government
Bond Portfolio:
  Capital Management Group
     1740 Broadway
     New York, NY 10019

Core Bond Portfolio:

  BlackRock Advisors, Inc.


     100 Bellevue Parkway


     Wilmington, Delaware 19809


Diversified Investors High Quality Bond Portfolio:
  Merganser Capital Management Limited Partnership
     One Cambridge Center
     Cambridge, MA 02142

Diversified Investors High-Yield Bond Portfolio:
  Eaton Vance Management
     255 State Street
     Boston, MA 02109

Diversified Investors Balanced Portfolio:
  Aeltus Investment Management, Inc.
     10 State House Square
     Hartford, CT 06103-3602


  BlackRock Advisors, Inc.


     100 Bellevue Parkway


     Wilmington, Delaware 19809

Diversified Investors Value & Income Portfolio:
  Alliance Capital Management L.P.
     1345 Avenue of the Americas
     New York, New York 10105

  Asset Management Group
     1740 Broadway
     New York, NY 10019

Diversified Investors Growth & Income Portfolio:

  Aeltus Investment Management Inc.


     10 State House Square


     Hartford, Connecticut 06103-3602



  Credit Suisse Asset Management, LLC


     466 Lexington Avenue


     New York, New York 10017-3140


Diversified Investors Equity Growth Portfolio:
  Ark Asset Management Co.
     125 Broad Street-13th Floor
     New York, New York 10004

  Dresdner RCM Global Investors, LLC
     Four Embarcadero Center
     San Francisco, CA 94111

  Marsico Capital Management, LLC
     1200 17th Street - Suite 1300
     Denver, Colorado 80202


Diversified Investors Mid-Cap Value Fund


  Cramer, Rosenthal, McGlynn, LLC


     520 Madison Avenue


     New York, New York 10022



Diversified Investors Mid-Cap Growth Fund


  Dresdner RCM Global Investors LLC


     Four Embarcadero Center


     San Francisco, California 94111


Diversified Investors Special Equity Portfolio:
  Husic Capital Management
     555 California Street, Suite 2900
     San Francisco, CA 94104

  Goldman Sachs Asset Management
     2502 Rocky Point Drive
     Tampa, FL 33607


Wellington Asset Management


  Westport Asset Management, Inc.
     253 Riverside Avenue
     Westport, CT 06880

  RS Investment Management, L.P.
     388 Market Street, Suite 200
     San Francisco, CA 94111


  INVESCO, Inc.


     1166 Avenue of the Americas -- 26th Floor


     New York, New York 10056


Diversified Investors Aggressive Equity Portfolio:
  McKinley Capital Management, Inc.
     3301 C Street
     Anchorage, AK 99503

Diversified Investors International Equity Portfolio:
  Capital Guardian Trust Company
     333 South Hope Street
     Los Angeles, CA 90071

DISTRIBUTOR

Diversified Investors Securities Corp.
Four Manhattanville Road
Purchase, NY 10577

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, MA 02205-1537

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

KPMG LLP (Master Investment Portfolios only)
3 Embarcadero Center
San Francisco, California 94111

3157 (Rev. 5/02)

                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS


          (a)(1)  Declaration of Trust of the Registrant; Amended and Restated
                  Establishment and Designation of Series of Shares of
                  Beneficial Interest.***
          (a)(2)  Form of Amended and Restated Establishment and Designation
                  of Series of Shares of Beneficial Interest.****** and
                  ********
             (b)  By-Laws of the Registrant.***
          (d)(1)  Investment Advisory Agreement between the Registrant and
                  Diversified Investment Advisors, Inc. ("Diversified").*****
          (d)(2)  Form of Investment Subadvisory Agreement between Diversified and Stephens Capital Management, a division of Stephens
                  Inc.*****
          (d)(3)  Form of Investment Subadvisory Agreement between Diversified and Husic Capital Management.*******
          (d)(4)  Form of Investment Subadvisory Agreement between Diversified and Eaton Vance Management.***********
          (d)(5)  Form of Investment Subadvisory Agreement between Diversified and Ark Asset Management.***********
          (d)(6)  Form of Investment Subadvisory Agreement between Diversified and Marsico Capital Management.***********
          (d)(7)  Form of Investment Subadvisory Agreement between Diversified and Alliance Capital Management L.P.***********
          (d)(8)  Form of Investment Subadvisory Agreement between Diversified and Aeltus Investment Management, Inc.
          (d)(9)  Form of Investment Subadvisory Agreement between Diversified and Credit Suisse Asset Management, LLC.
         (d)(10)  Form of Investment Subadvisory Agreement between Diversified and INVESCO, Inc.
         (d)(11)  Form of Investment Subadvisory Agreement between Diversified and BlackRock Financial Management, Inc.
         (d)(12)  Form of Investment Subadvisory Agreement between Diversified and Cramer, Rosenthal, McGlynn, LLC.
         (d)(13)  Form of Investment Subadvisory Agreement between Diversified and Dresdner, RCM Global Investors LLC.
         (d)(14)  Form of Investment Subadvisory Agreement between Diversified and Sterling Capital Management LP.
         (d)(15)  Form of Investment Subadvisory Agreement between Diversified and Delaware Investment Advisers.
         (d)(16)  Form of Investment Subadvisory Agreement between Diversified and Wellington Asset Management.
         (d)(17)  Form of Investment Management Agreement between Diversified
                  Investors Portfolio on behalf of Small Cap-Value Portfolio and Diversified
         (d)(18)  Form of Investment Management Agreement between Diversified
                  Investors Portfolio on behalf of Small Cap-Growth Portfolio and Diversified
          (e)(1)  Distribution Agreement between the Registrant and
                  Diversified Investors Securities Corp. ("DISC").*
          (e)(2)  Distribution Agreement between the Registrant and DISC regarding Stephens Premium Class shares.*****
          (e)(3)  Distribution Agreement between the Registrant and DISC regarding Stephens Institutional Class shares.*****
             (g)  Custodian Agreement between the Registrant and Investors
                  Bank & Trust Company.*
          (h)(1)  Administrative and Transfer Agency Services Agreement
                  between the Registrant and Diversified.*

          (h)(2)  Shareholder Services Agreement between the Registrant and
                  Stephens Inc. regarding Stephens Premium Class shares and
                  Stephens Institutional Class shares.*****
          (h)(3) Third Party Feeder Agreement between the Registrant, DISC and Master Investment Portfolio.*******
          (h)(4)  Form of Expense Reimbursement Letter Agreement between
                  Diversified and the Registrant.*******
          (i)(1)  Opinion of Counsel.*
          (i)(2)  Consent of Counsel.*********
             (j) Consent of Independent Accountants to be filed at a later date.
             (l)  Investor Representation Letter of Initial Shareholder.*
          (m)(1)  Distribution Plan pursuant to Rule 12b-1 under the
                  Investment Company Act of 1940, as amended (the "1940
                  Act").*
          (m)(2) Distribution Plan pursuant to Rule 12b-1 under the 1940 Act regarding Stephens Premium Class shares.*****
          (m)(3) Distribution Plan pursuant to Rule 12b-1 under the 1940 Act regarding Stephens Institutional Class shares.*****
             (o)  Multiple Class Plan.*****
             (p)  Powers of Attorney.**** and ******
             (q)  Code of Ethics.*******


---------------
            * Incorporated herein by reference from Pre-Effective Amendment No.
              2 to the Registrant's Registration Statement (the "Registration Statement") on Form N-1A (File No. 33-61810) as filed with the U.S. Securities and Exchange Commission (the "Commission") on January 3, 1994.

           ** Incorporated herein by reference from Post-Effective Amendment No.
              2 to the Registration Statement as filed with the Commission on April 28, 1995.

          *** Incorporated herein by reference from Post-Effective Amendment No.
              7 to the Registration Statement as filed with the Commission on February 28, 1997.

        **** Incorporated herein by reference from Post-Effective Amendment No.
             8 to the Registration Statement as filed with the Commission on April 29, 1997.

       ***** Incorporated herein by reference from Post-Effective Amendment No.
             10 to the Registration Statement as filed with the Commission on October 3, 1997.

      ****** Incorporated herein by reference from Post-Effective Amendment No.
             13 to the Registration Statement as filed with the Commission on November 24, 1998.

     ******* Incorporated herein by reference from Post-Effective Amendment No.
             15 to the Registration Statement as filed with the Commission on April 30, 1999.

   ******** Incorporated herein by reference from Post-Effective Amendment No.
            16 to the Registration Statement as filed with the Commission on March 2, 2000.

  ********* Incorporated herein by reference from the Registrant's Registration
            Statement on Form N-1/A as filed with the U.S. Securities and Exchange Commission on April 6, 2000.

 ********** Incorporated herein by reference from Post-Effective Amendment No.
            17 to the Registration Statement as filed on June 28, 2000.

*********** Incorporated herein by reference from Post-Effective Amendment No.
            19 to the Registration Statement as filed with the Commission on March 2, 2001.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

The diagram on the next page shows all entities directly or indirectly controlled or under common control with the Insurance Company, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.)

                                                VERENIGING AEGON
                                             NETHERLANDS MEMBERSHIP
                                                   ASSOCIATION

                                                             52.48%
                                                   AEGON N.V.
                                             NETHERLANDS CORPORATION

                                    100%                      100%                        100%                            100%
                   AEGON Nederland N.V.    AEGON INTERNATIONAL N.V.    AEGON NEVAK HOLDING B.V.   GRONINGER FINANCIERINGEN B.V.
                  Netherlands Corporation   Netherlands Corporation     Netherlands Corporation      Netherlands Corporation

                                            DE
                                                THE AEGON TRUST
                                            Advisory Board: K.J. Storm
                                               Donald J. Shepard
                                              Joseph B.M. Streppe
                                                 Dennis Hersch

                                            DE                 100%
                                               AEGON U.S. HOLDING
                                                  CORPORATION

DE      100%(2)
TRANSAMERICA                                 IA               100%(1)
 CORPORATION                                      AEGON USA, INC.

                                             DE                100%        DE           100%(4)
                                                  TRANSAMERICA             RCC NORTH AMERICA
                                                 HOLDING COMPANY                  INC.


               DE            100%    MD             100%                   MD          100%     DE             100%(3)
                 AEGON FUNDING         FIRST AUSA LIFE                       AUSA HOLDING        COMMONWEALTH GENERAL
                      CORP.           INSURANCE COMPANY                        COMPANY                CORPORATION


NJ            100%  NY         82.33%(5)  MD            100%   MD              100%   CA        100%  DE                100%
  SHORT HILLS       AUSA LIFE INSURANCE   MONUMENTAL GENERAL   MONUMENTAL GENERAL     TRANSAMERICA    DIVERSIFIED INVESTMENT
MANAGEMENT COMPANY     COMPANY, INC.      CASUALTY COMPANY     INSURANCE GROUP, INC.   CAPITAL, INC.      ADVISORS, INC.

NY           100%   IA              100%  MD            100%   KS              100%   CA        100%      DE                100%
CORPA REINSURANCE     LIFE INVESTORS        UNITED FINANCIAL    TRIP MATE INSURANCE   ENDEAVOR MANAGEMENT DIVERSIFIED INVESTORS
    COMPANY          INSURANCE COMPANY       SERVICES, INC.         AGENCY, INC.          COMPANY          SECURITIES CORP.
                        OF AMERICA

IN            100%  DE              100%  AZ                 (8)   MD              100%   IA             100%  MA         100%
AEGON MANAGEMENT      LIFE INVESTORS      BANKERS FINANCIAL LIFE    MONUMENTAL GENERAL     UNIVERSAL BENEFITS  GEORGE BERAM
   COMPANY            ALLIANCE, LLC         INSURANCE COMPANY      ADMINISTRATORS, INC.       CORPORATION      & COMPANY, INC.

                      IA              100%   MD            100%   MD              100%    IA            100%    IA          100%
                       GREAT AMERICAN         THE WHITESTONE      NATIONAL ASSOCIATION     INVESTORS WARRANTY       AEGON USA
                      INSURANCE AGENCY, INC.    CORPORATION        MANAGEMENT AND            OF AMERICA, INC.     SECURITIES, INC.
                                                                  CONSULTANT SERVICES, INC.

                    IA               100%  IA            100%   MD              100%  IA                100%  MI            100%
                    BANKERS UNITED LIFE    CADET HOLDING CORP.  MONUMENTAL GENERAL    MASSACHUSETTS FIDELITY  CREDITOR RESOURCES,
                     ASSURANCE COMPANY                          MASS MARKETING, INC.     OF AMERICA, INC.           INC.

                    IA               100%                                                                       CN             100%
                          PFL LIFE                                                                                 CRC CREDITOR
                      INSURANCE COMPANY                                                                          RESOURCES CANADIAN
                                                                                                                 DEALER NETWORK INC.

                     MN              100%   PR               51%(9)                   DE                100%    MD             100%
                      AEGON FINANCIAL       MONUMENTAL GENERAL LIFE                   MONEY SERVICES, INC.       PREMIER SOLUTIONS
                    SERVICES GROUP INC.      INSURANCE COMPANY O                                                    GROUP, INC.
                                                 PUERTO RICO

                     KY              100%                                             DE                100%    IA              100%
                       AEGON ASSIGNMENT                                               ADS CORPORATION, L.L.C .  AEGON USA INVESTMENT
                       CORPORATION OF                                                                             MANAGEMENT, INC.
                         KENTUCKY

                     IL              100%                                             CA              26.91%  IA          100%
                       AEGON ASSIGNMENT                                                  ORBA INSURANCE       AEGON USA REALTY (13)
                        CORPORATION                                                       SERVICES, INC.        ADVISORS, INC.

                                                                                      IA                 30%
                                                                                      GREAT COMPANIES L.L.C.

                                                                                      MO                 50%
                                                                                           ROUNDIT, INC.





                     AZ 100% Voting Common                                            CA              100%    DE            100%
                     SOUTHWEST EQUITY LIFE                                            ZAHORIK COMPANY, INC.     AEGON USA REAL
                       INSURANCE COMPANY                                                                      ESTATE SERVICES, INC.

                     AZ 100% Voting Common(6)                                         AL              100%     DE            100%
                       IOWA FIDELITY LIFE                                                  ZCI, INC.           QSC HOLDING, INC.
                       INSURANCE COMPANY

                                                                                                               DE            100%
                                                                                                                    LAI, INC.


                     OH              100%                                             TX              100%     IA           100%
                     WESTERN RESERVE LIFE                                               ZAHORIK TEXAS,              LRA, INC.
                     ASSURANCE CO. OF OHIO                                                   INC.

                                                                                      CA           33 1/3%     DE          100%
                                                                                         LONG, MILLER &            LANDAUER
                                                                                       ASSOCIATES, L.L.C.       ASSOCIATES, INC.

                          FL        100%                                               DE             100%     TX          100%
                          WRL INVESTMENT                                                  AEGON ASSET          LANDAUDER REALTY
                          SERVICES, INC.                                                  MANAGEMENT           ASSOCIATES, INC.
                                                                                         SERVICES, INC.

                          FL        100%                                        (15)   DE             100%     IA        100%(11)
                          WRL INVESTMENT                                                INTERSECURITIES,       REALTY INFORMATION
                          MANAGEMENT, INC.                                                   INC.                 SYSTEMS, INC.
                                          (13)
                          MO         100%
                          WRL SERIES FUND
                               INC.

                          CA          100%(7)                                          MI          100%(10)
                          ISI INSURANCE                                                 ASSOCIATED MARINER
                          AGENCY, INC. AND                                              FINANCIAL GROUP, INC.
                          ITS SUBSIDIARIES

                                                                                       DE            100%
                                                                                        PIA I 2000-A, L.P.

                     HI               100%                                                 FL        100%       IA            (14)
                      ISI INSURANCE AGENCY                                                 IDEX INVESTOR          RCC PROPERTIES
                        OF HAWAII, INC.                                                    SERVICES, INC.       LIMITED PARTNERSHIP

                     NM               100%                                              DE           100%
                          ISI INSURANCE                                                  IDEX MANAGEMENT,
                         AGENCY, OF NEW                                                       INC.
                           MEXICO, INC.

                      FL              100%                                               MA
                         AEGON EQUITY                                                     IDEX MUTUAL
                          GROUP, INC.                                                        FUNDS

Footnotes

 (1) 150,000 shares of Class B Non-Voting Common Stock owned by AEGON U.S. Holding Corp.

 (2) See Chart #3 for a listing of Transamerica Corporation subsidiaries.

 (3) See Chart #2 for a listing of Commonwealth General Corporation subsidiaries.

 (4) RCC Group: ALH Properties Eight, Inc., ALH Properties Eleven, Inc., ALH Properties Fifteen, Inc., ALH Properties Five, Inc., ALH Properties Four, Inc., ALH Properties Fourteen, Inc., ALH Properties Nine, Inc., ALH Properties Seven, Inc., ALH Properties Seventeen, Inc., ALH Properties Six, Inc., ALH Properties Sixteen, Inc., ALH Properties Ten, Inc., ALH Properties Thirteen, Inc., ALH Properties Three, Inc., ALH Properties Twelve, Inc., ALH Properties Two, Inc., ALH Properties, Inc., Eighty-Six Yorkville, Inc. FGH Appraisal Services, Inc., FGH Eastern Region LLC, FGH Realty Credit LLC, FGH USA Realty, Inc., FGH USA, LLC, FGH Western Region, Inc., FGP 106 Fulton, Inc., FGP 109th Street, Inc., FGP 86th Street, Inc., FGP 90 West Street, Inc., FGP Bala, Inc., FGP Brooke, Inc., FGP Burkewood, Inc., FGP Bush Terminal, Inc., FGP Centereach, Inc., FGP City Hall, Inc., FGP Colonial Plaza, Inc., FGP Coram, Inc., FGP Edison, Inc., FGP Emerson, Inc., FGP Franklin, Inc., FGP Gaithersburg, Inc., FGP Herald Center, Inc., FGP Heritage Square, Inc., FGP Islandia, Inc., FGP Keene, Inc., FGP Broadway, Inc., FGP Lincoln, Inc., FGP Main Street, Inc., FGP Meadow Lane, Inc., FGP Merrick, Inc., FGP Northern Blvd., Inc., FGP Parsippany, Inc., FGP Parsons, Inc., FGH Property Services, Inc., FGP Remsen, Inc., FGP Schenectady, Inc., FGP Seventy-Second Street, Inc., FGP Stamford, Inc., FGP Twenty-Two, Inc., FGP Union Gardens, Inc., FGP West 14th Street, Inc., FGP West 32nd Street, Inc., FGP West Street Two, Inc., FGP West Street, Inc., Fifth FGP, Inc., First FGP, Inc., Fourth FGP, Inc., RCC North America, Inc., FGP Rockbeach, Inc., Second FGP, Inc., Seventh FGP, Inc., The RCC Group, Inc., Third FGP, Inc.

 (5) First AUSA Life Insurance Company owns 82.33% and Veterans Life Insurance Company owns 17.67%.

 (6) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote.

 (7) Subsidiaries of ISI Insurance Agency, Inc. are: ISI Insurance Agency of Ohio, Inc., ISI Insurance Agency of Massachusetts, Inc., ISI Insurance Agency of Alabama, and ISI Insurance Agency of Texas, Inc.

 (8) Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.

 (9) First AUSA Life Insurance Company owns 51% and Baldrich & Associates of Puerto Rico owns 49%.

(10) Subsidiaries of Associated Mariner Financial Group, Inc. are Associated Mariner Insurance Agency of Massachusetts, Inc., Associated Mariner Agency Ohio, Inc., and Associated Mariner Agency Texas, Inc.

(11) Owns 50% interest in DJA Partners (a.k.a. "Teleres"), a Delaware general partnership. Also owns 2.5% interest in Datalytics, Inc., an Ohio corporation.

(12) AEGON USA Realty Advisors is General partner and 5% owner; all limited partners are RCC entities within the RCC Group.

(13) Denotes relationships as investment advisor, transfer agent, administrator, sponsor, principal underwriter/distributor or general partner.

          COMMONWEALTH GENERAL CORPORATION AND RELATED LEGAL ENTITIES
                               DECEMBER 31, 2000

Commonwealth
  General
Corporation


                AFSG Securities             Ampac Insurance                Academy Insurance               Capital General
                 Corporation                 Agency, Inc.                   Group, Inc.                     Development
                                             (EIN 23-1720755)                                               Corporation

                Benefit Plans, Inc.            Compass Rose                   Academy Life Insurance          Monumental Life
                                                Development                    Company                         Insurance
                                                Corporation                                                    Company(1)

                AEGON Alliances, Inc.           Financial Planning            Pension Life Insurance          AEGON Special
                                                 Services, Inc.                Company of America              Markets Group, Inc.

                Capital 200 Block               Frazer Association            FED Financial, Inc.             Peoples Benefit Life
                 Corporation                     Consultants, Inc.                                             Insurance Company(2)
                                                 (formerly Association
                                                 Consultants, Inc.)

                Commonwealth General            National Home Life            Ammest Development              Veterans Life
                 Assignment Corporation          Corporation                   Corporation, Inc.               Insurance Company

                AEGON Institutional             Valley Forge Associates,      Ammest Insurance Agency,        Peoples Benefit
                 Markets, Inc.                   Inc.                          Inc.                            Services, Inc.

                Monumental Agency               Veterans Benefits Plans,      Ammest Massachusetts            Coverna Direct
                 Group, Inc.                     Inc.                          Insurance Agency, Inc.          Insurance Agency,
                                                                                                               Inc.

                Commonwealth General            Veterans Insurance            Ammest Realty, Inc.             Ammest Realty
                 Corporation Voluntary           Services, Inc.                                                Corporation
                 Employees' Beneficiary
                 Association                                                  Ampac, Inc.                     JMH Operating
                                                                                                               Company, Inc.

                                                                              Ampac Insurance                 Capital
                                                                               Agency, Inc.                    Liberty, L.P.(3)
                                                                               (EIN 23-2364438)

                                                                              Force Financial Group,          NL/UL Joint Venture
                                                                               Inc.

                                                                              Force Financial Services, Inc.

                                                                              Military Associates, Inc.

                                                                              NCOAA Management Company

                                                                              NCOA Motor Club, Inc.

                                                                              Unicom Administrative
                                                                               Services, Inc.

                                                                              Unicom Administrative
                                                                               Services GmbH

(1) Monumental Life Insurance Company ownership: Capital General Development Corporation - 73.23% and First AUSA Life Insurance Company - 26.77%.

(3) Peoples Benefit Life Insurance Company common stock ownership: Monumental Life Insurance Company - 76.3%; Capital Liberty, L.P. - 20.0%; Commonwealth General Corporation - 3.7%.

(4) Capital Liberty, L.P. partnership profit sharing: General
    Partner-Commonwealth General Corporation - 1.0%; Limited Partner-Monumental Life Insurance Company - 99.0%.

          COMMONWEALTH GENERAL CORPORATION AND RELATED LEGAL ENTITIES
                               DECEMBER 31, 2000

                                                                   EIN      LEGAL DOMICILE
                                                                   ---      --------------
1.   Academy Insurance Group, Inc.                              58-1949029  Delaware
2.   Academy Life Insurance Company                             84-0528301  Missouri
3.   AFSG Securities Corporation                                23-2421076  Pennsylvania
4.   AEGON Alliances, Inc.                                      56-1358257  Virginia
5.   AEGON Institutional Markets, Inc.                          61-1085329  Delaware
6.   AEGON Special Markets Group, Inc.                          42-1470697  Maryland
7.   Ammest Development Corporation, Inc.                       48-0767488  Kansas
8.   Ammest Insurance Agency, Inc.                              75-1467693  California
9.   Ammest Massachusetts Insurance Agency, Inc.                06-1171577  Massachusetts
10.  Ammest Realty Corporation                                  74-2135472  Texas
11.  Ammest Realty, Inc.                                        23-2221268  Pennsylvania
12.  Ampac, Inc.                                                23-2113311  Texas
13.  Ampac Insurance Agency, Inc.                               23-1720755  Pennsylvania
14.  Ampac Insurance Agency, Inc.                               23-2364438  Pennsylvania
15.  Benefit Plans, Inc.                                        61-1201322  Delaware
16.  Capital 200 Block Corporation                              61-1164056  Delaware
17.  Capital General Development Corporation                    61-1014834  Delaware
18.  Capital Liberty, L.P.                                      61-0989122  Delaware
19.  Commonwealth General Assignment Corporation                61-1068209  Kentucky
20.  Commonwealth General Corporation                           51-0108922  Delaware
21.  Commonwealth General Corporation Voluntary Employees'      61-1135036  Kentucky22
     Beneficiary Association
22.  Coverna Direct Insurance Services, Inc.                    42-1489645  Maryland
23.  Compass Rose Development Corporation                       23-1886091  Pennsylvania
24.  FED Financial, Inc.                                        74-1502783  Delaware
25.  Financial Planning Services, Inc.                          23-2130174  Dist. of Columbia
26.  Force Financial Group, Inc.                                04-3017062  Delaware
27.  Force Financial Services, Inc.                             04-3017057  Massachusetts
28.  Frazer Association Consultants, Inc.                       36-3340427  Illinois
29.  JMH Operating Company, Inc.                                64-0876853  Mississippi
30.  Military Associates, Inc.                                  23-2109900  Pennsylvania
31.  Monumental Agency Group, Inc.                              56-1680040  Kentucky
32.  Monumental Life Insurance Company                          52-0419790  Maryland
33.  National Home Life Corporation                             23-1857095  Pennsylvania
34.  NCOA Motor Club, Inc.                                      74-1708561  Georgia
35.  NCOAA Management Company                                   74-2281206  Texas
36.  NL/UL Joint Venture                                        23-2695184  None
37.  Pension Life Insurance Company of America                  22-1731007  New Jersey
38.  Peoples Benefit Services, Inc.                             23-1705984  Pennsylvania
39.  Peoples Benefit Life Insurance Company                     43-0378030  Iowa
40.  Unicom Administrative Services GmbH                              None  Germany
45.  Unicom Administrative Services, Inc.                       23-6537972  Pennsylvania
46.  Valley Forge Associates, Inc.                              23-1608635  Pennsylvania
47.  Veterans Benefits Plans, Inc.                              23-1895584  Pennsylvania

                                                                   EIN      LEGAL DOMICILE
                                                                   ---      --------------
48.  Veterans Insurance Services, Inc.                          51-0247259  Delaware
49.  Veterans Life Insurance Company                            36-2545774  Illinois

---------------

ENTITIES LIQUIDATED DURING 2000:
Southlife, Inc. (11/13/00)
PB Investment Advisors (10/11/2000)
Commonwealth General LLC (03/11/2000)

                            TRANSAMERICA CORPORATION
                            AS OF DECEMBER 31, 2000

Transamerica Corporation

     - AEGON Funding Company II

     - ARC Reinsurance Corporation

     - Inter-America Corporation

     - Pyramid Insurance Company, Ltd.

     - Transamerica Business Technologies Corporation

     - Transamerica CBO I, Inc.

     - Transamerica Corporation (Oregon)

     - Transamerica Finance Corporation (see page iii Corporate Chart)

     - Transamerica Financial Products, Inc.

     - Transamerica International Holdings, Inc. (see page ii Corporate Chart)

     - Transamerica International RE (Bermuda) Ltd.

     - Transamerica Investment Services, Inc.

     - Transamerica LP Holdings Corp.

     - Transamerica Pacific Insurance Company, Ltd.

     - Transamerica Realty Services, Inc.

          - Bankers Mortgage Company of California

          - Pyramid Investment Corporation

          - The Gilwell Company

          - Transamerica Affordable Housing, Inc.

          - Transamerica Minerals Company

          - Transamerica Oakmont Corporation

     - Transamerica Senior Properties, Inc.

          - Transamerica Senior Living, Inc.

                            TRANSAMERICA CORPORATION
                            as of DECEMBER 31, 2000


Transamerica International Holdings, Inc.

     -TA Financial, Inc.

          -Transamerica Life Insurance Company of Canada

     -Transamerica Insurance Corporation

          -Arbor Life Insurance Company

          -Plaza Insurance Sales, Inc.

          -Transamerica Advisors, Inc.

          -Transamerica Annuity Service Corporation

          -Transamerica Financial Resources, Inc.

               -Financial Resources Insurance Agency of Texas

               -TBK Insurance Agency of Ohio, Inc.

               -Transamerica Financial Resources Insurance Agency of Alabama,
                Inc.

               -Transamerica Financial Resources Insurance Agency of
                Massachusetts, Inc.

               -Transamerica Financial Resources Insurance Agency of Nevada,
                Inc.

          -Transamerica International Insurance Services, Inc.

               -Home Loans and Finance Ltd.

          -Transamerica Occidental Life Insurance Company

               -NEF Investment Company

               -Transamerica China Investments Holdings Limited (Jointly owned
                99% by TOLIC and 1% by THS)

               -Transamerica Life Insurance and Annuity Company

                    -Transamerica Assurance Company

                    -Gemini Investments, Inc.

               -Transamerica Life Insurance Company of New York

               -Transamerica South Park Resources, Inc.

               -USA Administration Services, Inc.

          -Transamerica Products, Inc.

               -Transamerica Products I, Inc.

               -Transamerica Products II, Inc.

               -Transamerica Products IV, Inc.

          -Transamerica Securities Sales Corporation

          -Transamerica Service Company

                            TRANSAMERICA CORPORATION
                            as of December 31, 2000

Transamerica Finance Corporation

     - TA Leasing Holding Co., Inc. (see page vi Corporate Chart)

     - Transamerica Commercial Finance Corporation, I

          - BWAC Credit Corporation

          - BWAC International Corporation

          - BWAC Twelve, Inc.

               - TIFCO Lending Corporation

               - Transamerica Insurance Finance Corporation

                    - Transamerica Insurance Finance Corporation, California

                    - Transamerica Insurance Finance Corporation, Canada

               - Transamerica Business Credit Corporation (see page iv Corporate
                 Chart)

               - Transamerica Distribution Finance Corporation (see page v
                 Corporate Chart)

               - Transamerica Equipment Financial Services Corporation

                    - TA Air I, Corp.

                    - TA Air II, Corp.

                    - TA Air XI Corp.

                    - TA Air XII Corp.

                    - TA Air XIII Corp.

                    - TA Air XIV Corp.

                    - TA Air XV Corp.

                    - TA Air XVI Corp.

                    - TA Air XVII Corp.

                    - TA Air XVIII Corp.

                    - TA Air XIX Corp.

                    - TA Air XX Corp.

                    - TA Heli I, Inc.

                    - TA Marine III, Corp.

                    - TA Marine IV, Corp.

                    - TA Marine V, Corp.

                    - TA Marine VI, Corp.

                    - TA Public Finance Air I, Corp.

     - Transamerica Flood Hazard Certification, Inc.

     - Transamerica Home Loan

     - Transamerica Intellitech, Inc.

     - Transamerica Lending Company

     - Transamerica Public Finance LLC (Jointly owned by TFC and 30% by TFCI)

     - Transamerica Real Estate Tax Service, Inc.

     - TREIC Enterprises, Inc.

          - TerraPoint LLC (Jointly Venture - 83)

     - Transamerica Technology Finance Corporation

                          TRANSAMERICA CORPORATION
                           as of December 31, 2000


Transamerica Business Credit Corporation

     - Bay Capital Corporation

     - Coast Funding Corporation

     - Direct Capital Equity Investment, Inc.

          - Direct Capital Partners, L.P. (Joint Venture 75%)

               - Inland Water Transportation LLC (Joint Venture 80%)

     - TA Air III, Corp.

     - TA Air IV, Corp.

     - TA Air V, Corp.

     - TA Air VI, Corp.

     - TA Air VII, Corp.

     - TA Air VIII, Corp.

     - TA Air IX, Corp.

     - TA Air X, Corp.

     - TA Marine I, Corp.

     - TA Marine II, Corp.

     - TBC I, Inc.

          -FACTA, L.L.P. (Joint Venture 50%)

     - TBC II, Inc.

     - TBC III, Inc.

          - Transcap Trade Finance (Joint Venture 50%)

     - TBC IV, Inc.

     - TBC V, Inc.

          - Breakthrough Funding L.L.P. (Joint Venture 40%)

     - TBC VI, Inc.

          - Presidential Business Credit L.L.P. (Joint Venture 50%)

     - TBC VII, Inc.

     - TBC Tax I, Inc.

     - TBC Tax II, Inc.

     - TBC Tax III, Inc.

     - TBC Tax IV, Inc.

     - TBC Tax V, Inc.

     - TBC Tax VI, Inc.

     - TBC Tax VII, Inc.

     - TBC Tax VIII, Inc.

     - TBC Tax IX, Inc.

     - The Plain Company

     - Transamerica Mezzanine Financing, Inc.

     - Transamerica Small Business Capital, Inc.

          - Emergent Business Capital Holdings Inc.

     - Transamerica Commercial Real Estate Finance, LLC.

     - Auto Funding Services, LLC

                            TRANSAMERICA CORPORATION
                            AS OF DECEMBER 31, 2000

     Transamerica Distribution Finance Corporation

          - Transamerica Accounts Holding Corporation

          - Transamerica Inventory Finance Corporation

               - BWAC Seventeen, Inc.

                    - Transamerica Commercial Finance Corporation, Canada

                         - Transamerica Acquisition Corporation, Canada

                              - Cantrex Group, Inc. (Joint Venture 76.2%)

                    - Transamerica Commercial Finance Canada, Limited

               - BWAC Twenty-One, Inc.

                    - Transamerica Commercial Holdings Limited

                         - Transamerica Commercial Finance Limited

                              - TDF Credit Insurance Services Limited (Joint
                                Venture 75%)

                              - Transamerica Distribution Capital Services
                                Iberica, S.A.

                              - WFC Polska Sp. Z.o.o.

                         - Transamerica Trailer Leasing Limited (Joint Venture
                           51%)

                    - OBDH, Ltd. (Joint Venture 33%)

               - Transamerica Commercial Finance Corporation

                    - TCF Asset Management Corporation

                    - Transamerica Joint Ventures, Inc.

                         - Amana Finance (Joint Venture 50%)

                         - American Standard Financial Services (Joint Venture
                           50%)

                         - Penske Financial Services, LLC (Joint Venture 50%)

                         - Polaris Acceptance (Joint Venture 50%)

                    - Transamerica Distribution Finance Corporation de Mexico

                         - TDF de Mexico

                         - Transamerica Corporate Services de Mexico

                    - Transamerica Distribution Finance - Overseas, Inc.

                         - TDF Mauritius Limited

                              - Transamerica Apple Distribution Finance, PLC
                                (Joint Venture 69%)

                    - Chrysler Factorje S.A., Mexico

               - Transamerica GmbH Inc.

                    - Transamerica Financieringsmaatschappij B.V.

                    - Transamerica GmbH - Germany (Jointly owned 90% by
                      Transamerica GmbH Inc. and 10% by BWAC21)

               - Transamerica Commercial Finance France S.A.

          - Transamerica Retail Financial Services Corporation

               - Transamerica Bank N.A.

               - Transamerica Consumer Finance Holding Company

                    - Transamerica Mortgage Company

                    - Transamerica Consumer Mortgage Receivables Corporation

                    - Metropolitan Mortgage Company

                         - Easy Yes Mortgage, Inc.

                         - Easy Yes Mortgage, Inc. (Georgia)

                         - First Florida Appraisal Services, Inc.

                              - First Georgia Appraisal Services, Inc.

                         - Freedom Tax Services, Inc.

                         - J.J.& W. Advertising, Inc.

                         - J.J.& W. Realty Services, Inc.

                         - Liberty Mortgage Company of Ft. Myers, Inc.

                         - Metropolis Mortgage Company

                         - Perfect Mortgage Company

          - Transamerica Vendor Financial Services Corporation

                           TRANSAMERICA CORPORATION
                            AS OF DECEMBER 31, 2000

TA Leasing Holding Co., Inc.

     - Trans Ocean Ltd.

          - Trans Ocean Container Corp.

               - Space Wise Inc.

               - Trans Ocean Leasing Deutschland GmbH

               - Trans Ocean Leasing PTY Limited

               - Trans Ocean Management S.A.

               - Trans Ocean Regional Corporate Holdings

               - Trans Ocean Tank Services Corporation

          - Trans Ocean Container Finance Corp.

     - Transamerica Leasing Inc.

          - Transamerica Leasing Holdings Inc.

               - Greybox Logistics Services Inc.

               - Greybox LLC

                    - Transamerica Trailer Leasing SNC

               - Greybox Services Limited

               - Intermodal Equipment, Inc.

                    - Transamerica Leasing N.V.

                    - Transamerica Leasing SRI.

               - Transamerica Alquiler de Trailers SL

               - Transamerica Distribution Services Inc.

               - Transamerica Leasing Coordination Center

               - Transamerica Leasing do Brasil Ltda.

               - Transamerica Leasing GmbH

               - Transamerica Leasing Limited

                    - ICS Terminals (UK) Limited

               - Transamerica Leasing Pty. Ltd.

               - Transamerica Leasing (Canada) Inc.

               - Transamerica Leasing (HK) Ltd.

               - Transamerica Leasing (Proprietary) Limited

               - Transamerica Tank Container Leasing Pty. Limited

               - Transamerica Trailer Holdings I Inc.

               - Transamerica Trailer Holdings II Inc.

               - Transamerica Trailer Holdings III Inc.

               - Transamerica Trailer Leasing AB

               - Transamerica Trailer Leasing AG

               - Transamerica Trailer Leasing A/S

               - Transamerica Trailer Leasing GmbH

               - Transamerica Trailer Leasing Sp. z.o.o.

               - Transamerica Trailer Leasing (Belgium) N.V.

               - Transamerica Trailer Leasing (Netherlands) B.V.

               - Transamerica Transport Inc.

ITEM 25.  INDEMNIFICATION.

Reference is made to Article V of the Registrant's Declaration of Trust, filed as an Exhibit herewith.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Diversified Investment Advisors, Inc. ("Diversified") is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.


Information as to the name, address and principal business of the directors and executive officers of Diversified is included in its Form ADV (File 801-42910), as filed with the Commission, and such information is hereby incorporated herein by reference from such Form ADV.


Barclays Global Fund Advisors ("Barclays") is a wholly-owned subsidiary of Barclays Global Investors, a national banking association ("BGI"). Barclays Global Fund Advisors' business is that of a registered investment adviser to certain open-end management investment companies and various other institutional investors.

The directors and officers of Barclays consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the S&P 500 Index Master Portfolio, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. Each of the directors and executive officers of Barclays will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of Barclays is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

                                                              PRINCIPAL BUSINESS(ES) DURING AT
NAME AND POSITION AT BARCLAYS                                 LEAST THE LAST TWO FISCAL YEARS
-----------------------------                                 --------------------------------
Patricia Dunn                                     Director of Barclays and Co-Chairman and Director of BGI
Director                                          45 Fremont Street, San Francisco, CA 94105
Lawrence G. Tint                                  Chairman of the Board of Directors of Barclays and
Chairman and Director                             Chief Executive Officer of BGI
                                                  45 Fremont Street, San Francisco, CA 94105
Geoffrey Fletcher                                 Chief Financial Officer of Barclays and BGI since May
                                                  1997
                                                  45 Fremont Street, San Francisco, CA 94105
                                                  Managing Director and Principal Accounting Officer at
                                                  Bankers Trust Company from 1988-1997
                                                  505 Market Street, San Francisco, CA 94111

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) Diversified Investors Securities Corp. is the principal underwriter (the "Distributor") of the Registrant. The Distributor also serves as the exclusive placement agent for Diversified Investors Portfolios.

(b) The names, titles and principal business addresses of the officers and directors of the Distributor are as stated on Form U-4 filed by each individual officer and on Form BD including Schedule A thereof (File No. 8-45671), the text of which is hereby incorporated herein by reference.

(c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Diversified Investment Advisors, Inc.
4 Manhattanville Road
Purchase, New York 10577
(administrator and transfer agent)

Diversified Investors Securities Corp.
4 Manhattanville Road
Purchase, New York 10577
(distributor)

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02205-1537
(custodian)

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Westchester and the State of New York, on the 14th day of February 2002.


                                         THE DIVERSIFIED INVESTORS
                                           FUNDS GROUP

                                         By:    /s/ TOM A. SCHLOSSBERG
                                          --------------------------------------
                                                    Tom A. Schlossberg
                                           Trustee, President, Chief Executive
                                                           Officer
                                          and Chairman of the Board of Trustees


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 14, 2002.



                    SIGNATURES                                                TITLE
                    ----------                                                -----

              /s/ TOM A. SCHLOSSBERG                   Trustee, President, Chief Executive Officer and
---------------------------------------------------    Chairman of the Board of Trustees
                Tom A. Schlossberg

              * /s/ ROBERT L. LINDSAY                  Trustee
---------------------------------------------------
               Robert Lester Lindsay

                 * /s/ MARK MULLIN                     Trustee
---------------------------------------------------
                    Mark Mullin

            * /s/ JOYCE GALPERN NORDEN                 Trustee
---------------------------------------------------
               Joyce Galpern Norden

             * /s/ JOSEPH P. CARUSONE                  Treasurer, Chief Financial Officer and Principal
---------------------------------------------------    Accounting Officer
                Joseph P. Carusone

             *By: /s/ ROBERT F. COLBY
   ---------------------------------------------
                  Robert F. Colby
           Attorney-in-fact pursuant to
        powers of attorney previously filed

                                   SIGNATURES


Diversified Investors Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of The Diversified Investors Funds Group to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Westchester and the State of New York, on the 14th day of February, 2002.


                                         DIVERSIFIED INVESTORS PORTFOLIOS

                                         By:    /s/ TOM A. SCHLOSSBERG
                                          --------------------------------------
                                                    Tom A. Schlossberg
                                           Trustee, President, Chief Executive
                                              Officer and Chairman of the Board
                                                 of Trustees of Diversified
                                                    Investors Portfolios


This Post-Effective Amendment to the Registration Statement on Form N-1A of The Diversified Investors Funds Group has been signed below by the following persons in the capacities indicated on February 14, 2002.



                    SIGNATURES                                                TITLE
                    ----------                                                -----

              /s/ TOM A. SCHLOSSBERG                   Trustee, President, Chief Executive Officer and
---------------------------------------------------    Chairman of the Board of Trustees of Diversified
                Tom A. Schlossberg                     Investors Portfolios

               * /s/ NEAL M. JEWELL                    Trustee of Diversified Investors Portfolios
---------------------------------------------------
                  Neal M. Jewell

             * /s/ EUGENE M. MANNELLA                  Trustee of Diversified Investors Portfolios
---------------------------------------------------
                Eugene M. Mannella

                 * /s/ MARK MULLIN                     Trustee of Diversified Investors Portfolios
---------------------------------------------------
                    Mark Mullin

             * /s/ PATRICIA L. SAWYER                  Trustee of Diversified Investors Portfolios
---------------------------------------------------
                Patricia L. Sawyer

             * /s/ JOSEPH P. CARUSONE                  Chief Financial Officer and Principal Accounting
---------------------------------------------------    Officer of Diversified Investors Portfolios
                Joseph P. Carusone

             *By: /s/ ROBERT F. COLBY
   ---------------------------------------------
                  Robert F. Colby
           Attorney-in-fact pursuant to
        powers of attorney previously filed

                                  EXHIBIT LIST


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
(d)(8)        Form of Investment Subadvisory Agreement between Diversified and Aeltus Investment Management, Inc.
(d)(9)        Form of Investment Subadvisory Agreement between Diversified and Credit Suisse Asset Management, LLC.
(d)(10)       Form of Investment Subadvisory Agreement between Diversified and INVESCO, Inc.
(d)(11)       Form of Investment Subadvisory Agreement between Diversified and BlackRock Advisors, Inc.
(d)(12)       Form of Investment Subadvisory Agreement between Diversified and Cramer, Rosenthal, McGlynn, LLC.
(d)(13)       Form of Investment Subadvisory Agreement between Diversified and Dresdner, RCM Global Investors LLC.
(d)(14)       Form of Investment Subadvisory Agreement between Diversified and Sterling Capital Management LP.
(d)(15)       Form of Investment Subadvisory Agreement between Diversified and Delaware Investment Advisers.
(d)(16)       Form of Investment Subadvisory Agreement between Diversified and Wellington Asset Management.
(d)(17)       Form of Investment Management Agreement between Diversified
              Investors Portfolio on behalf of Small Cap-Value Portfolio and Diversified.
(d)(18)       Form of Investment Management Agreement between Diversified
              Investors Portfolio on behalf of Small Cap-Growth Portfolio and Diversified.